UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9|30|12

A world of investing.™
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS
invest in a mix of many different
types of investments to help weather
changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	16

Other information for shareholders	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	119

About the Trustees	120

Officers	122

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset. The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential.

Diversified portfolios outperformed over the last market cycle

Performance comparison of stocks with diversified portfolios
October 2007 to April 2011

Total return during the bear market (10/9/07 to 3/9/09)
-56%
-35%
-13%
Total return during the bull market (3/9/09 to 4/30/11)
118%
70%
36%
Total return during the full market cycle (10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. Past performance is no guarantee of future results. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation Group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Jeffrey L. Knight, CFA
(industry since 1987)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark comprises 60% Russell 3000 Index, 15% MSCI EAFE Index (ND), 15% Barclays U.S. Aggregate Bond Index, 5% JPMorgan Developed High Yield Index, and 5% MSCI EMF Index (ND).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4 Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

Jeff, after robust market gains in the first half of the fund’s fiscal year, the second half of the reporting period was much more subdued. What caused this transition?

It’s important to remember the backdrop. Three large macroeconomic risks loomed throughout the past year: Investors feared a double-dip recession in the United States, a credit-market crisis in Europe, and the possibility of a hard economic landing in China. These fears generally dominated markets at the outset of the year, and as data and investor sentiment changed in subsequent months, market performance seesawed.

A rally began in the final months of calendar year 2011 on signs of relatively strong growth in the U.S. economy and action by the European Central Bank [ECB] in November 2011 to address its combined banking and sovereign debt crisis. The climate changed later, however, when investors recognized a real slowing in the pace of economic growth in the United States and the world. Real U.S. GDP grew at a 4.1% rate in the final three months of 2011, but only half that pace in the first three months of 2012. Market volatility jumped, and the prices of stocks and commodities retreated. This downward trend remained in place until the closing months of the fiscal year. Markets rose again in August and September, when central banks acted to provide additional policy actions targeting stronger, more stable growth.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 16–17.

Dynamic Asset Allocation Growth Fund	5

Did you change the fund’s positions when market conditions deteriorated?

We employed the fund’s flexibility to adjust weightings to some degree, while still maintaining the standard, broad diversification that is an essential part of the fund’s philosophy. For example, as the fiscal year began in October 2011, the fund had an underweight to international equities. The sovereign debt risk in the eurozone created the possibility that a bank would become insolvent and cause a widespread deleveraging crisis as in the Lehman Brothers’ collapse in 2008. In November, the ECB helped to reduce this risk by introducing the Long-Term Refinancing Operation to provide banks with short-term funding.

By January, we had changed our defensive posture to take on more risk, and this matched the sentiment of the period. The fund benefited from robust advances in the stock market, including Europe, and from the solid performance of high-yield securities. After big gains through March lifted market valuations, we moderated the stance again, particularly with regard to commodities. This move helped the fund avoid a major slide in commodities prices. A variety of factors can influence commodity performance, but softening demand in China played a role in the past year.

What were the strengths and weaknesses in fund performance for the year as a whole?

Dynamic Asset Allocation Growth Fund’s solid absolute and relative performance can be attributed to several sources. U.S. high-yield securities contributed significantly. We favored this sector because we believed it offered an unusual combination of attractive yield spreads and solid corporate credit fundamentals. The corporate default rate has remained below its historical average in the past couple of years, and we think this may continue. We establish the high-yield exposures with direct security investments as well as with derivatives. For example, we can own credit default swaps to hedge credit risk

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6 Dynamic Asset Allocation Growth Fund

and market risk, or gain exposures to certain securities or groups of securities.

For the year as a whole, the high-yield sector significantly outperformed government bond sectors, where we generally maintained an underweight position. These sectors have performed well in recent years and offered relatively little total return performance potential, we believed, relative to their vulnerability to rising interest rates. Government bonds are attractive primarily because they tend to be less volatile than risk assets and have the potential to help stabilize fund performance.

Our stock selection decisions within our equity weightings also helped performance. This was true across a variety of stocks, including large caps and small caps, and growth and value styles. Our results were somewhat stronger in the United States, while our international positions had more mixed results, given the ups and downs of these markets. For the year, U.S. stocks significantly outperformed international stocks, in both developed and developing markets. In addition to owning equity securities, we can use futures contracts to manage exposure to market risk or to equitize cash holdings, and we can use options to enhance returns on securities in the portfolio. As the U.S. dollar generally appreciated against other major currencies during the period, the fund had a variety of hedging positions in an effort to reduce foreign exposure risk or to gain exposure to particular currencies.

One area of weakness involved our positioning in non-agency mortgage-backed securities, which experienced periods of poor performance when the fear of a deleveraging event in Europe was particularly

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/12. Short-term holdings, TBA commitments, and derivatives are excluded. Holdings will vary over time.

Dynamic Asset Allocation Growth Fund 7

high. This was the case early in the period and again during the downturn during the spring months. They have since rallied and we believe are poised to benefit as the Fed’s efforts to add liquidity to the mortgage-backed securities market have apparently increased the risk appetite of investors.

To seek to manage risks in this and other fixed-income sectors, the fund can invest in interest-rate swaps with the goals of hedging interest-rate risk, gaining exposure to rates, or hedging prepayment risk. Futures contracts can also be used to hedge prepayment or interest-rate risks, or to gain rate exposures.

Could you discuss the recent interventions by central banks around the world?

The Fed is trying to boost employment, and the ECB appears committed to preserving the euro. In September, the Fed launched “QE3” — a program that will increase mortgage bond purchases to $85 billion per month until economic data improve. Similarly, the ECB has deployed its balance sheet to make unlimited purchases of sovereign bonds, which will likely help protect the euro by lowering the borrowing costs of heavily indebted governments, particularly Spain and Italy.

What effects do you think these central bank policies will have on financial markets, and on economic growth rates?

In the Fed’s previous efforts with QE1, QE2, and Operation Twist, the benefits were temporary, they influenced markets more than the economy, and the influence of each successive intervention lasted for a shorter length of time.

However, the latest measure may defy this trend, because the ECB is acting at the same time. The ECB has substantial heft, governing monetary policy for a 17-nation, $12.6 trillion economy, which is nearly as large as the $15.6 trillion U.S. economy.

I would add that, while monetary policy intervention can affect market conditions, it cannot change the fact that governments around the world must still take measures

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8 Dynamic Asset Allocation Growth Fund

to deleverage their balance sheets. Many governments absorbed a huge amount of bad debt created during the previous credit cycle in order to mitigate the economic impact of the financial crisis. They are now faced with reducing this debt burden. By its nature, deleveraging is a contractionary force. Monetary policy can delay, and to some extent help alleviate, the pain, but we believe it’s likely that economic growth will remain sluggish.

When you look across stocks, bonds, and commodities, which asset classes offer the most attractive return potential?

We are currently disposed toward increasing tactical equity risk. We believe the recent actions by the Fed and the ECB have made investors generally more inclined to favor risk assets.

A second reason we are inclined to favor equities is that we are pessimistic about government bonds. We have observed during the Fed’s previous quantitative easing programs that yields on interest-rate-sensitive bonds rose. We believe this might happen again, as suggested by periods of rising yields that we saw during the summer months as talk of QE3 increased.

Aside from their potential volatility, however, plain-vanilla government bonds are unattractive to us because we believe they offer low return potential. Yields are low and at times have fallen to negative levels in inflation-adjusted terms. In relatively safe countries, including the United States and Germany, government bond yields today reflect a great deal of investor fear rather than a rational assessment of investment opportunities, we believe.

What risks are likely to influence financial markets?

The United States faces a fiscal contraction, or “cliff,” that would occur in 2013 if currently scheduled federal budget cuts and tax

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Growth Fund 9

increases go into effect. While we expect that the government will act to alter the slated changes, even a mild fiscal contraction would hurt an economy that has struggled to maintain a 2% growth rate.

Also, we have concern about inflation risk as a consequence of expansive monetary policies in the United States and other regions of the world. If inflation were to rise, we would be inclined to shift from a neutral position to an overweight in commodities, an asset class that can serve as an inflation hedge.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10 Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5*	Class R6*	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.05%	6.71%	6.26%	6.26%	6.22%	6.22%	6.51%	6.31%	6.76%	7.69%	7.69%	7.31%

10 years	119.30	106.67	103.86	103.86	103.54	103.54	108.60	101.40	113.20	124.43	124.43	124.43
Annual average	8.17	7.53	7.38	7.38	7.37	7.37	7.63	7.25	7.86	8.42	8.42	8.42

5 years	3.44	–2.49	–0.19	–1.97	–0.27	–0.27	1.00	–2.54	1.89	4.65	4.65	4.65
Annual average	0.68	–0.50	–0.04	–0.40	–0.05	–0.05	0.20	–0.51	0.38	0.91	0.91	0.91

3 years	32.72	25.12	29.87	26.87	29.73	29.73	30.74	26.21	31.61	33.64	33.64	33.64
Annual average	9.90	7.76	9.10	8.26	9.06	9.06	9.35	8.07	9.59	10.15	10.15	10.15

1 year	25.24	18.02	24.43	19.43	24.37	23.37	24.74	20.42	25.00	25.58	25.58	25.58

* Performance for class R5 and R6 shares, which for periods prior to their inception is derived from the historical performance of class Y shares (as described below), is shown only since 7/14/94 (the inception date of class Y).

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Class R5 and class R6 shares, available to qualified employee-benefit plans only, are sold without an initial sales charge and have no CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares, beginning with inception of the Y share class and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Growth Fund 11

Comparative index returns For periods ended 9/30/12

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average (life of fund)	8.26%	—†	6.90%

10 years	125.85	132.80%	96.11
Annual average	8.49	8.82	6.91

5 years	6.69	9.09	6.30
Annual average	1.30	1.76	1.17

3 years	45.27	34.59	28.79
Annual average	13.26	10.41	8.77

1 year	30.20	22.72	19.29

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 564, 531, 478, 259, and 64 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $20,386 and $20,354, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,140. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $21,320, $22,443, $22,443, and $22,443, respectively.

12 Dynamic Asset Allocation Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		—	—	—		1	—	—	1

Income	$0.037		—	—	—		$0.008	—	—	$0.070

Capital gains	—		—	—	—		—	—	—	—

Total	$0.037		—	—	—		$0.008	—	—	$0.070

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/11	$10.79	$11.45	$10.60	$10.38	$10.59	$10.97	$10.60	—	—	$10.88

7/2/12*	—	—	—	—	—	—	—	$12.78*	$12.78*	—

9/30/12	13.47	14.29	13.19	12.91	13.21	13.69	13.24	13.58	13.58	13.58

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/11	1.15%	1.90%	1.90%	1.65%	1.40%	0.84%*	0.74%*	0.90%

Annualized expense ratio for the
six-month period ended 9/30/12†	1.12%	1.87%	1.87%	1.62%	1.37%	0.84%	0.74%	0.87%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.02% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Growth Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.67	$9.45	$9.45	$8.19	$6.93	$2.13#	$1.88#	$4.41

Ending value (after expenses)	$1,024.30	$1,020.90	$1,020.60	$1,022.40	$1,023.20	$1,062.60	$1,062.60	$1,025.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

# Had expenses for class R5 and R6 shares been shown for the entire period from 4/1/12 to 9/30/12, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

14 Dynamic Asset Allocation Growth Fund

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.65	$9.42	$9.42	$8.17	$6.91	$4.24	$3.74	$4.39

Ending value (after expenses)	$1,019.40	$1,015.65	$1,015.65	$1,016.90	$1,018.15	$1,020.80	$1,021.30	$1,020.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee.

They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

16 Dynamic Asset Allocation Growth Fund

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Dynamic Asset Allocation Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

18 Dynamic Asset Allocation Growth Fund

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokeragecommissions, extraordinary expenses and acquired fund fees and expenses). Putnam

Dynamic Asset Allocation Growth Fund 19

Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 3rd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the

20 Dynamic Asset Allocation Growth Fund

Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 539, 503 and 436 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance over the three-year period ended December 31, 2011 had been favorable, expressed concern about your fund’s fourth quartile performance over the one- and five-year periods ended December 31, 2011 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one- and five-year periods was largely due to the fund’s particularly weak performance in 2011. They noted Putnam Management’s view that performance in 2011 suffered because the market environment did not favor the fund’s investments in cyclical stocks (stocks that typically perform well when the economy is in an expansionary phase), and because the market favored less risky fixed-income securities, which were underrepresented in the fund’s portfolio. The Trustees also considered Putnam Management’s observation that the fund’s performance over the five-year period suffered due to the fund’s underperformance in 2007 and 2008.

The Trustees also observed that, although the fund had not performed well in 2011, the fund ranked in the first quartile for the three-year period ended December 31, 2011, and that Putnam Management remained confident in the fund’s portfolio managers and their

Dynamic Asset Allocation Growth Fund 21

investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

22 Dynamic Asset Allocation Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and
Shareholders of Putnam Dynamic Asset Allocation Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Growth Fund (the “fund”) (formerly Putnam Asset Allocation: Growth Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 9, 2012

24 Dynamic Asset Allocation Growth Fund

The fund’s portfolio 9/30/12

COMMON STOCKS (55.7%)*	Shares	Value

Basic materials (3.5%)
Agrium, Inc. (Canada)	898	$92,907

Albemarle Corp.	18,578	978,689

American Vanguard Corp.	5,454	189,799

Andersons, Inc. (The)	402	15,139

Archer Daniels-Midland Co.	2,476	67,298

Arkema (France)	2,713	254,851

Assa Abloy AB Class B (Sweden)	39,693	1,288,294

Barrick Gold Corp. (Canada)	5,200	217,288

BASF SE (Germany)	30,959	2,615,958

Bemis Co., Inc.	24,738	778,505

BHP Billiton PLC (United Kingdom)	27,256	851,176

BHP Billiton, Ltd. (Australia)	46,279	1,585,682

Black Earth Farming, Ltd. SDR (Jersey) †	4,410	8,224

Buckeye Technologies, Inc.	9,590	307,455

Cambrex Corp. †	31,696	371,794

CF Industries Holdings, Inc.	12,072	2,682,881

Chicago Bridge & Iron Co., NV (Netherlands)	25,219	960,592

China BlueChemical, Ltd. (China)	500,000	294,597

China National Materials Co., Ltd. (China)	1,223,000	343,507

China Shanshui Cement Group, Ltd. (China)	741,000	481,079

China State Construction International Holdings, Ltd. (China)	344,000	402,879

Cliffs Natural Resources, Inc.	9,640	377,213

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,797	14,681

Cytec Industries, Inc.	11,455	750,532

Domtar Corp. (Canada)	8,183	640,647

Eagle Materials, Inc.	5,717	264,468

Evraz PLC (United Kingdom)	280,161	1,120,058

First Resources, Ltd. (Singapore)	250,000	430,138

Fortescue Metals Group, Ltd. (Australia) S	29,928	106,941

Fortune Brands Home & Security, Inc. †	42,737	1,154,326

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	9,248	366,036

Furmanite Corp. †	27,955	158,784

Georgia Gulf Corp.	3,201	115,940

Goldcorp, Inc. (Canada)	17,445	801,004

Golden Agri-Resources, Ltd. (Singapore)	872,000	466,993

GrainCorp, Ltd. (Australia)	5,214	48,434

Honam Petrochemical Corp. (South Korea)	1,705	403,634

Incitec Pivot, Ltd. (Australia)	14,968	46,008

Indocement Tunggal Prakarsa (Indonesia)	304,500	646,665

Innophos Holdings, Inc.	9,390	455,321

Innospec, Inc. †	10,413	353,209

Intrepid Potash, Inc. †	1,289	27,688

K&S AG (Germany)	4,558	224,597

KapStone Paper and Packaging Corp. †	11,443	256,209

Koninklijke DSM NV (Netherlands)	15,136	756,640

Dynamic Asset Allocation Growth Fund 25

COMMON STOCKS (55.7%)* cont.	Shares	Value

Basic materials cont.
Kraton Performance Polymers, Inc. †	4,899	$127,864

Kronos Worldwide, Inc.	15,811	236,216

KWS Saat AG (Germany)	96	25,611

L.B. Foster Co. Class A	3,624	117,200

Landec Corp. †	16,676	190,940

Lanxess AG (Germany)	4,818	399,976

LG Chemical, Ltd. (South Korea)	2,140	633,260

Linde AG (Germany)	5,435	937,036

LSB Industries, Inc. †	28,264	1,239,942

LyondellBasell Industries NV Class A (Netherlands)	56,109	2,898,591

Minerals Technologies, Inc.	1,914	135,760

Monsanto Co.	76,232	6,938,637

Mosaic Co. (The)	958	55,190

Newcrest Mining, Ltd. (Australia)	3,305	98,233

Nitto Denko Corp. (Japan)	36,700	1,747,836

NN, Inc. †	25,520	216,665

Nufarm, Ltd. (Australia)	7,463	46,818

OM Group, Inc. †	8,356	154,920

PolyOne Corp.	29,475	488,401

Polyus Gold International, Ltd. (Russia) †	116,482	408,500

Potash Corp. of Saskatchewan, Inc. (Canada)	2,663	115,627

PPG Industries, Inc.	26,759	3,073,004

PT Astra Agro Lestari Tbk (Indonesia)	12,500	28,565

Rio Tinto PLC (United Kingdom)	31,469	1,471,060

Rio Tinto, Ltd. (Australia)	27,111	1,487,372

Sealed Air Corp.	32,377	500,548

Siam Cement PCL NVDR (Thailand)	34,000	384,730

SLC Agricola SA (Brazil)	1,985	21,297

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,545	95,234

Steel Dynamics, Inc.	48,897	549,113

Stillwater Mining Co. †	16,256	191,658

Syngenta AG (Switzerland)	3,308	1,236,202

Teck Resources, Ltd. Class B (Canada)	5,500	162,298

Trex Co., Inc. †	8,380	285,926

Tronox, Ltd. Class A	14,075	318,799

Vale SA ADR (Preference) (Brazil)	36,585	635,116

Vale SA ADR (Brazil)	15,936	285,254

Valspar Corp.	20,310	1,139,391

Vilmorin & Cie (France)	217	26,116

Viterra, Inc. (Canada)	4,347	71,234

voestalpine AG (Austria)	24,165	726,075

W.R. Grace & Co. †	7,897	466,555

Westlake Chemical Corp.	5,969	436,095

Wilmar International, Ltd. (Singapore)	14,000	36,916

Xstrata PLC (United Kingdom)	6,789	105,355

Yara International ASA (Norway)	1,446	72,624

		55,794,520

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods (3.1%)
ABB, Ltd. (Switzerland)	45,067	$847,234

AGCO Corp. †	2,172	103,127

Aisin Seiki Co., Ltd. (Japan)	25,200	716,184

Amada Co., Ltd. (Japan)	19,000	83,185

American Axle & Manufacturing Holdings, Inc. †	13,002	146,533

Applied Industrial Technologies, Inc.	10,106	418,692

AZZ, Inc.	5,962	226,437

Canon, Inc. (Japan)	12,550	401,635

Cascade Corp.	7,535	412,466

Chart Industries, Inc. †	8,552	631,565

Chase Corp.	10,282	188,880

China Communications Construction Co., Ltd. (China)	337,000	271,257

China Railway Group, Ltd. Class H (China)	1,282,000	557,284

Chiyoda Corp. (Japan)	8,000	124,352

CNH Global NV (Netherlands) †	1,651	64,009

Cobham PLC (United Kingdom)	225,038	807,470

Cummins, Inc.	34,652	3,195,261

Daelim Industrial Co., Ltd. (South Korea)	7,674	650,588

Deere & Co.	1,306	107,732

Dongfang Electric Corp., Ltd. (China)	240,600	326,270

Dover Corp.	37,478	2,229,566

DXP Enterprises, Inc. †	6,700	320,059

Embraer SA ADR (Brazil)	21,468	571,478

Emerson Electric Co.	121,014	5,841,346

European Aeronautic Defense and Space Co. NV (France) S	38,606	1,227,342

Finning International, Inc. (Canada)	4,600	111,549

Fluor Corp.	36,553	2,057,203

Franklin Electric Co., Inc.	6,920	418,591

Fuji Electric Co., Ltd. (Japan)	287,000	584,214

Gardner Denver, Inc.	4,618	278,973

Generac Holdings, Inc.	8,490	194,336

Global Power Equipment Group, Inc.	8,521	157,553

Great Lakes Dredge & Dock Corp.	79,469	611,911

Greenbrier Companies, Inc. †	23,441	378,338

Harbin Electric Co., Ltd. (China)	406,000	310,701

Hyflux, Ltd. (Singapore)	123,000	140,453

Hyundai Mobis (South Korea)	3,594	1,000,580

Hyundai Wia Corp. (South Korea)	3,824	644,789

IHI Corp. (Japan)	162,000	360,904

Iochpe-Maxion SA (Brazil)	24,300	318,846

JGC Corp. (Japan)	27,000	900,723

Lindsay Corp.	836	60,167

Lockheed Martin Corp.	47,023	4,391,008

McDermott International, Inc. †	107,039	1,308,017

Metso Corp. OYJ (Finland)	2,197	78,929

Mitsubishi Electric Corp. (Japan)	50,000	368,210

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods cont.
NACCO Industries, Inc. Class A	1,912	$239,784

Raytheon Co.	66,379	3,794,224

Rolls-Royce Holdings PLC (United Kingdom)	26,720	364,658

Safran SA (France)	2,362	85,141

Samsung Engineering Co., Ltd. (South Korea)	3,096	531,196

Schindler Holding AG (Switzerland)	5,645	694,904

Schneider Electric SA (France)	4,988	296,264

Singapore Technologies Engineering, Ltd. (Singapore)	108,000	311,013

Smith & Wesson Holding Corp. †	17,027	187,467

Standard Motor Products, Inc.	18,045	332,389

Standex International Corp.	5,139	228,429

Staples, Inc.	122,626	1,412,652

Sturm Ruger & Co., Inc.	5,727	283,429

Tetra Tech, Inc. †	4,650	122,109

Textron, Inc.	62,276	1,629,763

TriMas Corp. †	29,641	714,645

Valmont Industries, Inc.	3,640	478,660

Vinci SA (France)	25,562	1,092,469

Woongjin Coway Company, Ltd. (South Korea)	11,530	316,950

		48,262,093
Communication services (2.8%)
Allot Communications, Ltd. (Israel) †	8,602	228,125

America Movil SAB de CV ADR Ser. L (Mexico)	29,823	758,697

Aruba Networks, Inc. †	8,489	190,875

AT&T, Inc.	131,679	4,964,298

BCE, Inc. (Canada)	6,282	276,367

BroadSoft, Inc. †	4,061	166,582

BT Group PLC (United Kingdom)	529,387	1,974,583

CalAmp Corp. †	18,032	148,043

China Communications Services Corp., Ltd. (China)	638,000	368,572

Cincinnati Bell, Inc. †	61,227	348,994

Comcast Corp. Class A	279,131	9,984,516

Comtech Telecommunications Corp.	9,925	274,327

Deutsche Telekom AG (Germany)	56,913	700,414

EchoStar Corp. Class A †	45,264	1,297,266

Empresa Nacional de Telecomunicaciones SA (ENTEL) (Chile)	21,886	456,268

France Telecom SA (France)	53,650	648,583

HSN, Inc.	9,091	445,914

IAC/InterActiveCorp.	29,647	1,543,423

InterDigital, Inc.	2,517	93,834

InterXion Holding NV (Netherlands) †	8,926	202,799

Kabel Deutschland Holding AG (Germany) †	20,247	1,446,565

Loral Space & Communications, Inc.	5,130	364,743

MTN Group, Ltd. (South Africa)	26,974	519,541

NeuStar, Inc. Class A †	10,595	424,118

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	30,400	1,442,530

NTELOS Holdings Corp.	17,727	307,918

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Communication services cont.
NTT DoCoMo, Inc. (Japan)	293	$475,174

Premiere Global Services, Inc. †	12,162	113,715

Tele2 AB Class B (Sweden)	32,977	599,509

Telecity Group PLC (United Kingdom)	15,800	228,703

Telefonica SA (Spain)	53,462	712,890

USA Mobility, Inc.	14,757	175,166

Verizon Communications, Inc.	235,515	10,732,419

Vodafone Group PLC (United Kingdom)	647,246	1,842,102

Ziggo NV (Netherlands)	4,619	156,969

		44,614,542
Conglomerates (1.3%)
AMETEK, Inc.	53,854	1,909,124

Danaher Corp.	93,654	5,165,018

General Electric Co.	253,156	5,749,173

Marubeni Corp. (Japan)	45,000	286,940

Mitsui & Co., Ltd. (Japan)	40,000	562,354

Siemens AG (Germany)	16,202	1,617,962

Tyco International, Ltd.	87,138	4,902,384

		20,192,955
Consumer cyclicals (6.5%)
7 Days Group Holdings, Ltd. (China) †	38,000	441,480

Advance Auto Parts, Inc.	14,150	968,426

Aeon Co., Ltd. (Japan)	48,800	551,018

Aggreko PLC (United Kingdom)	7,453	279,106

Alliance Data Systems Corp. †	14,054	1,994,965

Alliance Global Group, Inc. (Philippines)	2,082,300	732,571

Bayerische Motoren Werke (BMW) AG (Germany)	4,883	357,977

Beazer Homes USA, Inc. †	162,286	576,115

Bed Bath & Beyond, Inc. †	39,753	2,504,439

Belo Corp. Class A	87,776	687,286

Big Lots, Inc. †	12,258	362,592

Bluegreen Corp. †	25,934	162,866

BR Malls Participacoes SA (Brazil)	42,361	588,217

Brilliance China Automotive Holdings, Inc. (China) †	650,000	713,101

Brunswick Corp.	4,252	96,223

Buckle, Inc. (The)	4,333	196,848

Bunzl PLC (United Kingdom)	42,886	769,387

Cabela’s, Inc. †	8,063	440,885

Cash America International, Inc.	3,695	142,516

CBS Corp. Class B	100,872	3,664,680

Christian Dior SA (France)	5,793	779,583

Coach, Inc.	43,008	2,409,308

Compass Group PLC (United Kingdom)	96,205	1,064,021

Conn’s, Inc. †	18,658	411,409

Continental AG (Germany)	3,337	327,372

Cooper Tire & Rubber Co.	33,615	644,736

Corporate Executive Board Co. (The)	3,147	168,774

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Crocs, Inc. †	11,872	$192,445

Daihatsu Motor Co., Ltd. (Japan)	30,000	500,099

Daimler AG (Registered Shares) (Germany)	15,133	734,002

Deckers Outdoor Corp. †	2,817	103,215

Deluxe Corp.	17,609	538,131

Demand Media, Inc. †	9,191	99,906

Destination Maternity Corp.	20,340	380,358

Dillards, Inc. Class A	17,519	1,266,974

Dolby Laboratories, Inc. Class A †	17,230	564,283

Dun & Bradstreet Corp. (The)	12,513	996,285

Elders, Ltd. (Australia) †	44,692	11,533

Expedia, Inc.	21,898	1,266,580

Express, Inc. †	15,796	234,097

Fiat Industrial SpA (Italy)	101,155	992,265

Fiat SpA (Italy) †	20,342	108,993

Finish Line, Inc. (The) Class A	21,340	485,272

Foot Locker, Inc.	70,073	2,487,592

Foschini Group, Ltd. (The) (South Africa)	34,059	519,106

Francesca’s Holdings Corp. †	8,758	269,133

GameStop Corp. Class A	8,972	188,412

Gannett Co., Inc.	54,576	968,724

General Motors Co. †	113,770	2,588,268

Genesco, Inc. †	2,136	142,535

Global Cash Access Holdings, Inc. †	24,242	195,148

Global Mediacom Tbk PT (Indonesia)	428,500	91,537

Goodyear Tire & Rubber Co. (The) †	32,136	391,738

Grupo Televisa, S.A.B ADR (Mexico)	25,400	597,154

Haier Electronics Group Co., Ltd. (China) †	463,000	536,544

Hakuhodo DY Holdings, Inc. (Japan)	13,360	900,086

Helen of Troy, Ltd. †	5,859	186,492

HMS Holdings Corp. †	1,288	43,058

Home Depot, Inc. (The)	117,681	7,104,402

Home Inns & Hotels Management, Inc. ADR (China) †	12,300	305,040

Hyundai Motor Co. (South Korea)	1,463	329,866

Indofood Agri Resources, Ltd. (Singapore)	7,000	7,756

Isuzu Motors, Ltd. (Japan)	220,000	1,061,775

KAR Auction Services, Inc. †	14,528	286,783

Kia Motors Corp. (South Korea)	15,243	946,912

Kingfisher PLC (United Kingdom)	71,131	303,948

La-Z-Boy, Inc. †	33,134	484,750

LeapFrog Enterprises, Inc. †	34,075	307,357

Lear Corp.	21,369	807,535

Localiza Rent a Car SA (Brazil)	32,782	575,676

Lowe’s Cos., Inc.	84,527	2,556,096

LS Corp. (South Korea)	754	65,450

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Lumber Liquidators Holdings, Inc. †	2,258	$114,435

LVMH Moet Hennessy Louis Vuitton SA (France)	3,597	542,439

M.D.C. Holdings, Inc.	5,397	207,838

Macy’s, Inc.	66,703	2,509,367

Major Cineplex Group PCL (Thailand)	734,300	450,886

Marriott International, Inc. Class A	46,105	1,802,706

McGraw-Hill Cos., Inc. (The)	48,897	2,669,287

MGM China Holdings, Ltd. (Hong Kong)	362,400	624,519

Mitra Adiperkasa Tbk PT (Indonesia)	358,500	239,323

Mitsubishi Motors Corp. (Japan) †	526,000	485,042

News Corp. Class A	197,636	4,848,011

Next PLC (United Kingdom)	22,763	1,271,048

Nissan Motor Co., Ltd. (Japan)	97,700	831,813

O’Reilly Automotive, Inc. †	21,850	1,827,097

OPAP SA (Greece)	48,287	248,859

Pearson PLC (United Kingdom)	12,977	253,938

PetSmart, Inc.	22,620	1,560,328

Pier 1 Imports, Inc.	5,884	110,266

PPR SA (France)	1,132	174,226

Priceline.com, Inc. †	2,561	1,584,568

Publicis Group SA (France)	17,204	964,593

Randstad Holding NV (Netherlands)	6,061	202,000

Rent-A-Center, Inc.	6,615	232,054

RPX Corp. †	9,966	111,719

Ryland Group, Inc. (The)	19,329	579,870

Sands China, Ltd. (Hong Kong)	72,000	267,342

Scania AB Class B (Sweden)	33,500	616,736

Scholastic Corp.	7,535	239,462

Sinclair Broadcast Group, Inc. Class A	41,588	466,201

SJM Holdings, Ltd. (Hong Kong)	365,000	790,447

Sonic Automotive, Inc. Class A	53,960	1,024,161

Standard Parking Corp. †	17,967	403,000

Suzuki Motor Corp. (Japan)	43,900	851,623

Swire Pacific, Ltd. Class A (Hong Kong)	90,500	1,105,440

Tata Motors, Ltd. (India)	90,718	465,424

TNS, Inc. †	18,593	277,965

Tongaat Hulett, Ltd. (South Africa)	16,705	280,333

Towers Watson & Co. Class A	14,631	776,175

Town Sports International Holdings, Inc. †	21,650	267,811

True Religion Apparel, Inc.	8,599	183,417

Trump Entertainment Resorts, Inc. †	163	652

TUI Travel PLC (United Kingdom)	69,715	264,122

URS Corp.	20,214	713,756

Valeo SA (France)	6,268	290,994

Vertis Holdings, Inc. † F	585	6

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Viacom, Inc. Class B	78,544	$4,209,173

VistaPrint NV †	26,855	917,098

Volkswagen AG (Preference) (Germany)	5,238	956,779

Volvo AB Class B (Sweden)	11,612	163,500

VOXX International Corp. †	34,312	256,654

Wal-Mart de Mexico SAB de CV ADR (Mexico)	6,000	168,300

Wal-Mart Stores, Inc.	20,434	1,508,029

Wal-Mart de Mexico SAB de CV Ser. V (Mexico)	111,438	313,837

WPP PLC (United Kingdom)	50,209	683,633

Wyndham Worldwide Corp.	29,647	1,555,875

Wynn Resorts, Ltd.	14,246	1,644,558

		101,867,947
Consumer staples (5.1%)
AFC Enterprises †	35,404	870,938

Ajinomoto Co., Inc. (Japan)	13,000	203,591

Anheuser-Busch InBev NV (Belgium)	17,820	1,524,353

Associated British Foods PLC (United Kingdom)	30,969	645,379

Avis Budget Group, Inc. †	40,981	630,288

Barrett Business Services, Inc.	1,379	37,371

Beacon Roofing Supply, Inc. †	11,425	325,613

BRF - Brasil Foods SA ADR (Brazil)	2,498	43,215

Brinker International, Inc.	28,321	999,731

British American Tobacco (BAT) PLC (United Kingdom)	31,278	1,608,272

Buffalo Wild Wings, Inc. †	3,210	275,225

Bunge, Ltd.	1,011	67,788

Campbell Soup Co.	48,031	1,672,439

Casino Guichard-Perrachon SA (France)	10,018	888,271

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,643

Cheesecake Factory, Inc. (The)	4,360	155,870

Chiquita Brands International, Inc. †	879	6,716

Church & Dwight Co., Inc.	10,782	582,120

Coca-Cola Co. (The)	69,304	2,628,701

Cola-Cola Amatil, Ltd. (Australia)	12,366	173,335

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	11,245	430,346

ConAgra Foods, Inc.	93,654	2,583,914

Core-Mark Holding Co., Inc.	5,394	259,505

Costco Wholesale Corp.	67,088	6,717,186

CVS Caremark Corp.	135,638	6,567,592

Danone (France)	6,430	396,504

Diageo PLC (United Kingdom)	23,154	651,935

Distribuidora Internacional de Alimentacion SA (Spain)	88,698	490,448

Domino’s Pizza, Inc.	4,166	157,058

Dr. Pepper Snapple Group, Inc.	31,936	1,422,110

Fomento Economico Mexicano SAB de CV ADR (Mexico)	2,500	229,950

Geo Group, Inc. (The)	19,994	553,234

Glanbia PLC (Ireland)	3,131	27,761

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer staples cont.
Heineken Holding NV (Netherlands)	16,245	$790,442

Imperial Tobacco Group PLC (United Kingdom)	1,853	68,685

Ingredion, Inc.	1,042	57,477

IOI Corp. Bhd (Malaysia)	27,000	43,982

Itron, Inc. †	10,782	465,243

Japan Tobacco, Inc. (Japan)	76,000	2,277,764

Kao Corp. (Japan)	30,200	890,011

Kerry Group PLC Class A (Ireland)	13,593	695,243

Koninklijke Ahold NV (Netherlands)	51,732	648,508

Kroger Co. (The)	119,546	2,814,113

Kuala Lumpur Kepong Bhd (Malaysia)	6,400	46,209

Lawson, Inc. (Japan)	3,700	284,312

Lorillard, Inc.	25,796	3,003,944

M Dias Branco SA (Brazil)	12,400	406,146

Maple Leaf Foods, Inc. (Canada)	2,025	22,823

McDonald’s Corp.	12,381	1,135,957

Minor International PCL (Thailand)	241,200	120,678

Molson Coors Brewing Co. Class B	40,234	1,812,542

Nestle SA (Switzerland)	51,497	3,248,489

Olam International, Ltd. (Singapore)	12,000	19,925

On Assignment, Inc. †	12,537	249,737

OpenTable, Inc. †	4,477	186,243

PepsiCo, Inc.	17,175	1,215,475

Pernod-Ricard SA (France)	5,257	590,760

Philip Morris International, Inc.	135,239	12,163,396

Prestige Brands Holdings, Inc. †	13,248	224,686

Procter & Gamble Co. (The)	63,068	4,374,396

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	97,000	24,758

Rakuten, Inc. (Japan)	31,400	319,498

Robert Half International, Inc.	37,635	1,002,220

SABMiller PLC (United Kingdom)	12,149	534,470

Smithfield Foods, Inc. †	1,140	22,401

Spartan Stores, Inc.	10,414	159,438

Spectrum Brands Holdings, Inc. †	2,805	112,228

Tate & Lyle PLC (United Kingdom)	3,554	38,230

Tesco PLC (United Kingdom)	52,817	283,397

Toyota Tsusho Corp. (Japan)	46,300	989,440

Tyson Foods, Inc. Class A	1,994	31,944

Unilever PLC (United Kingdom)	16,625	605,517

USANA Health Sciences, Inc. †	2,566	119,242

Walgreen Co.	75,532	2,752,386

WM Morrison Supermarkets PLC (United Kingdom)	32,606	150,368

Woolworths, Ltd. (Australia)	32,616	970,947

Yamazaki Baking Co., Inc. (Japan)	41,000	548,146

		80,353,218
Energy (5.3%)
Basic Energy Services, Inc. †	23,539	264,108

BG Group PLC (United Kingdom)	53,136	1,075,956

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy cont.
BP PLC (United Kingdom)	123,269	$870,057

Cairn India, Ltd. (India) †	70,838	443,793

Canadian Natural Resources, Ltd. (Canada)	20,300	626,283

Chevron Corp.	88,837	10,354,841

Clayton Williams Energy, Inc. †	3,635	188,620

CNOOC, Ltd. (China)	293,000	595,266

ConocoPhillips	27,123	1,550,893

CVR Energy, Inc. (Escrow) F	15,953	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,420) (Norway) ‡	8,417	126,255

Delek US Holdings, Inc.	24,468	623,689

Diamond Offshore Drilling, Inc.	14,631	962,866

ENI SpA (Italy)	75,145	1,648,760

EPL Oil & Gas, Inc. †	17,620	357,510

Eurasia Drilling Co., Ltd. GDR (Russia)	13,871	459,395

Exxon Mobil Corp.	150,535	13,766,426

Ezion Holdings, Ltd. (Singapore)	446,000	485,972

Gazprom OAO ADR (Russia)	55,911	560,672

Halliburton Co.	8,200	276,258

Helix Energy Solutions Group, Inc. †	33,455	611,223

Helmerich & Payne, Inc.	18,385	875,310

HollyFrontier Corp.	35,999	1,485,679

Inpex Corp. (Japan)	95	562,750

Key Energy Services, Inc. †	32,892	230,244

Kodiak Oil & Gas Corp. †	27,536	257,737

Lukoil OAO ADR (Russia)	20,615	1,275,665

Marathon Oil Corp.	87,397	2,584,329

Marathon Petroleum Corp.	49,956	2,727,098

Mitcham Industries, Inc. †	7,965	126,882

Murphy Oil Corp.	29,069	1,560,715

National Oilwell Varco, Inc.	48,127	3,855,454

NovaTek OAO GDR (Russia)	2,869	339,325

Occidental Petroleum Corp.	49,153	4,230,107

Oceaneering International, Inc.	39,464	2,180,386

Pacific Rubiales Energy Corp. (Colombia)	27,618	659,899

Peabody Energy Corp.	43,795	976,191

Petrofac, Ltd. (Jersey)	54,050	1,396,306

Petroleo Brasileiro SA ADR (Preference) (Brazil)	30,551	674,261

Petroleo Brasileiro SA ADR (Brazil)	4,200	96,348

Phillips 66	13,562	628,870

Repsol YPF SA (Spain)	25,267	491,789

Rosetta Resources, Inc. †	4,801	229,968

Royal Dutch Shell PLC Class A (United Kingdom)	53,590	1,855,990

Royal Dutch Shell PLC Class A (United Kingdom)	30,587	1,059,443

Royal Dutch Shell PLC Class B (United Kingdom)	40,702	1,447,700

Sapurakencana Petroleum Bhd (Malaysia) †	690,500	522,868

Schlumberger, Ltd.	17,037	1,232,286

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy cont.
Stallion Oilfield Holdings, Ltd.	1,034	$34,122

Statoil ASA (Norway)	50,987	1,318,911

Stone Energy Corp. †	11,910	299,179

Suncor Energy, Inc. (Canada)	6,300	207,244

Superior Energy Services †	33,111	679,438

Swift Energy Co. †	14,922	311,571

Technip SA (France)	5,124	571,734

Tesoro Corp.	47,649	1,996,493

Total SA (France)	23,967	1,192,092

Tullow Oil PLC (United Kingdom)	14,598	323,803

Unit Corp. †	5,684	235,886

Vaalco Energy, Inc. †	62,241	532,161

Valero Energy Corp.	122,722	3,887,833

W&T Offshore, Inc.	10,780	202,448

Walter Energy, Inc.	16,192	525,592

Western Refining, Inc.	17,197	450,217

Williams Cos., Inc. (The)	49,903	1,745,108

		83,926,275
Financials (9.8%)
3i Group PLC (United Kingdom)	112,322	405,141

ACE, Ltd.	5,496	415,498

AG Mortgage Investment Trust, Inc. R	5,934	143,187

Agree Realty Corp. R	10,033	255,741

Agricultural Bank of China, Ltd. (China)	1,291,000	500,511

AIA Group, Ltd. (Hong Kong)	354,800	1,317,141

Allianz SE (Germany)	10,917	1,299,899

Allied World Assurance Co. Holdings AG	18,726	1,446,584

American Equity Investment Life Holding Co.	31,988	372,020

American Financial Group, Inc.	24,672	935,069

Amtrust Financial Services, Inc.	6,242	159,920

Aon PLC	70,842	3,704,328

Apollo Commercial Real Estate Finance, Inc. R	11,354	196,878

Apollo Residential Mortgage, Inc.	15,341	338,116

Arch Capital Group, Ltd. †	36,721	1,530,531

Arlington Asset Investment Corp. Class A	6,828	162,916

ARMOUR Residential REIT, Inc. R	31,828	243,802

Ashford Hospitality Trust, Inc. R	37,512	315,101

Ashmore Group PLC (United Kingdom)	46,532	256,623

Assurant, Inc.	27,914	1,041,192

Australia & New Zealand Banking Group, Ltd. (Australia)	88,693	2,268,679

AvalonBay Communities, Inc. R	15,305	2,081,327

AXA SA (France)	74,376	1,111,395

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	33,225	262,696

Banco Latinoamericano de Exportaciones SA Class E (Panama)	22,547	498,063

Banco Santander Brasil SA ADS (Brazil)	54,023	398,150

Banco Santander Central Hispano SA (Spain) †	86,316	646,648

Bank Mandiri (Persero) Tbk PT (Indonesia)	976,000	832,665

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Bank of America Corp.	51,596	$455,593

Barclays PLC (United Kingdom)	584,395	2,034,231

Berkshire Hathaway, Inc. Class B †	31,668	2,793,118

BM&F Bovespa SA (Brazil)	87,700	529,942

BNP Paribas SA (France)	24,940	1,192,018

BofI Holding, Inc. †	14,866	387,259

BR Properties SA (Brazil)	32,000	417,511

British Land Company PLC (United Kingdom) R	34,107	288,107

C C Land Holdings, Ltd. (China)	1,096,687	233,624

Cardinal Financial Corp.	19,506	278,936

Cardtronics, Inc. †	8,436	251,224

CBL & Associates Properties, Inc. R	38,074	812,499

CBOE Holdings, Inc.	44,854	1,319,605

Chimera Investment Corp. R	297,091	805,117

China Construction Bank Corp. (China)	1,856,000	1,282,540

China Overseas Grand Oceans Group, Ltd. (China)	321,000	316,854

China Overseas Land & Investment, Ltd. (China)	226,000	572,627

CIMB Group Holdings Berhad (Malaysia)	231,900	568,886

CIT Group, Inc. †	20,598	811,355

Citigroup, Inc.	33,679	1,101,977

Citizens & Northern Corp.	12,608	247,243

Citizens Republic Bancorp, Inc. †	11,186	216,449

City National Corp.	5,392	277,742

CNO Financial Group, Inc.	43,761	422,294

Commonwealth Bank of Australia (Australia)	29,006	1,672,356

Credit Acceptance Corp. †	1,243	106,289

Credit Suisse Group (Switzerland)	16,372	348,190

DBS Group Holdings, Ltd. (Singapore)	52,000	607,357

Deutsche Bank AG (Germany)	28,990	1,147,292

Dexus Property Group (Australia)	882,485	869,358

Discovery Holdings, Ltd. (South Africa)	51,605	344,373

Dynex Capital, Inc. R	27,859	299,484

East West Bancorp, Inc.	15,996	337,836

Eaton Vance Corp.	57,752	1,672,498

Education Realty Trust, Inc. R	31,909	347,808

Entertainment Properties Trust R	3,970	176,387

Equity Residential Trust R	44,951	2,586,031

Everest Re Group, Ltd.	12,898	1,379,570

Fidelity National Financial, Inc. Class A	64,682	1,383,548

Financial Institutions, Inc.	13,027	242,823

First Community Bancshares Inc.	12,298	187,667

First Industrial Realty Trust † R	17,697	232,539

FirstRand, Ltd. (South Africa)	82,849	277,789

Flushing Financial Corp.	22,873	361,393

Genworth Financial, Inc. Class A †	88,411	462,390

Glimcher Realty Trust R	23,383	247,158

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Goldman Sachs Group, Inc. (The)	20,021	$2,275,987

Grupo Financiero Banorte SAB de CV (Mexico)	76,300	431,241

Hachijuni Bank, Ltd. (The) (Japan)	116,000	639,452

Hana Financial Group, Inc. (South Korea)	12,560	380,067

Hang Lung Group, Ltd. (Hong Kong)	111,000	701,134

Hanmi Financial Corp. †	25,826	330,831

Hartford Financial Services Group, Inc. (The)	106,360	2,067,638

Heartland Financial USA, Inc.	8,734	238,176

HFF, Inc. Class A †	39,612	590,219

Home Bancshares, Inc.	5,700	194,313

Hongkong Land Holdings, Ltd. (Hong Kong)	24,000	143,920

Housing Development Finance Corp., Ltd. (HDFC) (India) †	72,748	1,066,540

HSBC Holdings, PLC (United Kingdom)	287,912	2,671,570

Hysan Development Co., Ltd. (Hong Kong)	33,000	149,821

ICICI Bank, Ltd. (India)	25,026	501,592

Industrial and Commercial Bank of China, Ltd. (China)	1,966,000	1,156,067

ING Groep NV GDR (Netherlands) †	96,267	765,270

Insurance Australia Group, Ltd. (Australia)	240,074	1,084,434

Invesco Mortgage Capital, Inc. R	9,751	196,288

Investment AB Kinnevik Class B (Sweden)	41,236	857,630

Investors Real Estate Trust R	27,134	224,398

Itau Unibanco Holding SA ADR (Preference) (Brazil)	25,502	389,671

Jefferies Group, Inc.	88,553	1,212,291

Jones Lang LaSalle, Inc.	5,288	403,739

JPMorgan Chase & Co.	204,977	8,297,469

Kasikornbank PCL NVDR (Thailand)	117,400	693,521

Lexington Realty Trust R	74,069	715,507

LIC Housing Finance, Ltd. (India) †	104,743	558,592

LTC Properties, Inc. R	14,195	452,111

M&T Bank Corp.	18,066	1,719,161

Macquarie Group, Ltd. (Australia)	4,838	142,044

Maiden Holdings, Ltd. (Bermuda)	21,593	191,962

MainSource Financial Group, Inc.	19,392	248,993

MFA Financial, Inc. R	31,998	271,983

Mission West Properties R	18,575	161,603

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	321,300	1,497,023

Mitsui Fudosan Co., Ltd. (Japan)	30,000	600,342

Morgan Stanley	192,120	3,216,089

Nasdaq OMX Group, Inc. (The)	60,062	1,399,144

National Australia Bank, Ltd. (Australia)	26,076	687,040

National Bank of Canada (Canada)	4,129	312,478

National Financial Partners Corp. †	10,559	178,447

National Health Investors, Inc. R	12,461	640,994

Nationstar Mortgage Holdings, Inc. †	9,983	331,236

Nelnet, Inc. Class A	11,717	278,162

Northern Trust Corp.	59,581	2,765,452

Dynamic Asset Allocation Growth Fund 37

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Ocwen Financial Corp. †	26,210	$718,416

One Liberty Properties, Inc. R	13,137	245,005

ORIX Corp. (Japan)	13,910	1,394,801

PartnerRe, Ltd.	9,131	678,251

Peoples Bancorp, Inc.	12,029	275,344

Persimmon PLC (United Kingdom)	18,637	228,944

PNC Financial Services Group, Inc.	43,699	2,757,407

Popular, Inc. (Puerto Rico) †	10,203	177,838

Portfolio Recovery Associates, Inc. †	2,572	268,594

Porto Seguro SA (Brazil)	47,600	478,759

ProAssurance Corp.	6,877	621,956

Protective Life Corp.	10,076	264,092

Prudential Financial, Inc.	14,577	794,592

Prudential PLC (United Kingdom)	140,446	1,822,405

PS Business Parks, Inc. R	8,562	572,113

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	916,000	709,377

Public Storage R	20,695	2,880,123

Rayonier, Inc. R	23,342	1,143,991

Regus PLC (United Kingdom)	112,117	184,623

Reinsurance Group of America, Inc. Class A	10,152	587,496

RenaissanceRe Holdings, Ltd.	14,915	1,149,052

Republic Bancorp, Inc. Class A	7,821	171,671

Resona Holdings, Inc. (Japan)	115,600	473,705

Royal Bank of Scotland Group PLC (United Kingdom) †	50,105	208,106

Sberbank of Russia ADR (Russia)	145,625	1,714,232

SCOR SE (France)	6,433	165,738

Siam Commercial Bank PCL (Thailand)	94,800	525,127

Simon Property Group, Inc. R	37,924	5,757,242

Societe Generale SA (France) †	5,233	149,258

Southside Bancshares, Inc.	9,605	209,485

Sovran Self Storage, Inc. R	8,745	505,898

St. Joe Co. (The) † S	45,235	882,083

Standard Chartered PLC (United Kingdom)	42,217	956,287

Starwood Property Trust, Inc. R	7,561	175,944

Stockland (Units) (Australia) R	208,077	718,888

Sun Hung Kai Properties, Ltd. (Hong Kong)	22,000	322,094

Suncorp Group, Ltd. (Australia)	83,393	798,902

Svenska Handelsbanken AB Class A (Sweden)	25,040	940,638

Swedbank AB Class A (Sweden)	50,235	944,946

Swiss Life Holding AG (Switzerland)	8,324	993,769

SWS Group, Inc. †	33,614	205,382

Symetra Financial Corp.	21,659	266,406

TD Ameritrade Holding Corp.	95,482	1,467,558

Toronto-Dominion Bank (The) (Canada)	19,283	1,607,045

Turkiye Garanti Bankasi AS (Turkey)	122,087	510,292

UBS AG (Switzerland)	43,858	535,267

38 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
UniCredit SpA (Italy) †	34,251	$143,172

United Overseas Bank, Ltd. (Singapore)	9,000	143,704

Universal Health Realty Income Trust R	3,323	152,792

Urstadt Biddle Properties, Inc. Class A R	10,581	214,054

Validus Holdings, Ltd.	24,260	822,657

Virginia Commerce Bancorp, Inc. †	31,827	278,486

Visa, Inc. Class A	1,900	255,132

W.R. Berkley Corp.	33,208	1,244,968

Walker & Dunlop, Inc. †	19,769	303,850

Walter Investment Management Corp.	12,092	447,525

Washington Banking Co.	15,064	213,457

Wells Fargo & Co.	249,182	8,604,254

Westpac Banking Corp. (Australia)	31,246	802,544

Wheelock and Co., Ltd. (Hong Kong)	122,000	523,665

World Acceptance Corp. †	2,674	180,361

Yuanta Financial Holding Co., Ltd. (Taiwan)	543,578	284,430

		153,852,543
Health care (5.9%)
Abbott Laboratories	10,974	752,377

ABIOMED, Inc. †	9,473	198,838

Aetna, Inc.	57,778	2,288,009

Affymax, Inc. †	13,846	291,597

Alfresa Holdings Corp. (Japan)	9,300	458,372

Amedisys, Inc. †	3,170	43,778

AmerisourceBergen Corp.	44,085	1,706,530

Amgen, Inc.	15,305	1,290,518

AmSurg Corp. †	8,617	244,550

Astellas Pharma, Inc. (Japan)	17,300	878,680

AstraZeneca PLC (United Kingdom)	24,385	1,164,945

athenahealth, Inc. †	1,487	136,462

Bayer AG (Germany)	18,939	1,629,548

Bio-Reference Labs, Inc. †	5,472	156,390

Biosensors International Group, Ltd. (Singapore) †	89,000	88,157

C.R. Bard, Inc.	14,920	1,561,378

Celgene Corp. †	16,268	1,242,875

Centene Corp. †	2,482	92,852

Coloplast A/S Class B (Denmark)	3,886	809,541

Community Health Systems, Inc. †	17,403	507,123

Computer Programs & Systems, Inc.	2,114	117,433

Conmed Corp.	17,376	495,216

Covidien PLC	7,621	452,840

Cubist Pharmaceuticals, Inc. †	8,451	402,944

Cyberonics, Inc. †	3,308	173,405

Eli Lilly & Co.	136,447	6,468,952

Endo Health Solutions, Inc. †	50,294	1,595,326

Forest Laboratories, Inc. †	112,316	3,999,573

Fresenius SE & Co. KGgA (Germany)	7,531	875,062

Dynamic Asset Allocation Growth Fund 39

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Gilead Sciences, Inc. †	57,271	$3,798,785

GlaxoSmithKline PLC (United Kingdom)	93,187	2,149,618

Glenmark Pharmaceuticals, Ltd. (India) †	69,070	551,214

Greatbatch, Inc. †	21,314	518,570

Grifols SA ADR (Spain) †	16,642	379,937

Haemonetics Corp. †	3,326	266,745

HCA Holdings, Inc.	25,026	832,115

Health Management Associates, Inc. Class A †	64,008	537,027

Health Net, Inc. †	7,684	172,967

HealthSouth Corp. †	15,891	382,337

Hi-Tech Pharmacal Co., Inc. †	3,775	124,990

Humana, Inc.	26,374	1,850,136

Impax Laboratories, Inc. †	17,372	450,977

Jazz Pharmaceuticals PLC †	18,751	1,068,995

Johnson & Johnson	60,382	4,160,924

Kindred Healthcare, Inc. †	25,680	292,238

Magellan Health Services, Inc. †	3,129	161,488

McKesson Corp.	37,251	3,204,704

MedAssets, Inc. †	39,792	708,298

Medicines Co. (The) †	22,421	578,686

Merck & Co., Inc.	44,871	2,023,682

Merck KGaA (Germany)	2,256	278,442

Metropolitan Health Networks, Inc. †	43,929	410,297

Mitsubishi Tanabe Pharma Corp. (Japan)	10,300	156,638

Molina Healthcare, Inc. †	4,319	108,623

Novartis AG (Switzerland)	19,102	1,169,165

Novo Nordisk A/S Class B (Denmark)	7,121	1,123,936

Obagi Medical Products, Inc. †	45,315	562,359

Omega Healthcare Investors, Inc. R	21,174	481,285

Omnicare, Inc.	38,089	1,293,883

Oncothyreon, Inc. †	5,730	29,452

OraSure Technologies, Inc. †	35,290	392,425

Orion OYJ Class B (Finland)	22,938	491,466

Otsuka Holdings Company, Ltd. (Japan)	37,600	1,165,829

PDL BioPharma, Inc.	46,927	360,869

Pfizer, Inc.	476,081	11,830,613

Pharmacyclics, Inc. †	1,453	93,719

PharMerica Corp. †	15,826	200,357

PSS World Medical, Inc. †	4,568	104,059

Quality Systems, Inc.	2,937	54,481

Roche Holding AG-Genusschein (Switzerland)	11,355	2,121,176

RTI Biologics, Inc. †	38,010	158,502

Salix Pharmaceuticals, Ltd. †	2,612	110,592

Sanofi (France)	30,353	2,593,033

Shire PLC (United Kingdom)	11,540	341,577

Sinopharm Group Co. (China)	138,400	443,261

40 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Spectrum Pharmaceuticals, Inc. † S	39,027	$456,616

STAAR Surgical Co. †	45,117	341,085

Steris Corp.	5,637	199,944

Suzuken Co., Ltd. (Japan)	10,200	338,384

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	7,264	300,802

Triple-S Management Corp. Class B (Puerto Rico) †	6,611	138,170

United Therapeutics Corp. †	25,819	1,442,766

UnitedHealth Group, Inc.	131,337	7,277,383

ViroPharma, Inc. †	14,034	424,107

Warner Chilcott PLC Class A	92,595	1,250,033

WellCare Health Plans, Inc. †	9,959	563,181

		93,146,214
Technology (10.2%)
Acacia Research Corp. †	3,473	95,195

Actuate Corp. †	99,559	699,900

Acxiom Corp. †	31,763	580,310

Agilent Technologies, Inc.	62,276	2,394,512

Amadeus IT Holding SA Class A (Spain)	12,370	288,804

Anixter International, Inc.	3,694	212,257

AOL, Inc. †	59,966	2,112,602

Apple, Inc.	79,324	52,929,732

Applied Materials, Inc.	153,234	1,710,858

ASML Holding NV (Netherlands)	13,633	730,823

Aspen Technology, Inc. †	8,317	214,994

Asustek Computer, Inc. (Taiwan)	53,280	575,718

Baidu, Inc. ADR (China) †	1,300	151,866

BMC Software, Inc. †	45,528	1,888,957

Bottomline Technologies, Inc. †	10,194	251,690

Broadcom Corp. Class A †	59,774	2,066,985

Brocade Communications Systems, Inc. †	153,282	906,663

CA, Inc.	80,587	2,076,324

Cadence Design Systems, Inc. †	109,728	1,411,651

China Automation Group, Ltd. (China)	1,111,000	224,412

Cirrus Logic, Inc. †	3,230	124,000

Cisco Systems, Inc.	306,243	5,846,179

Coinstar, Inc. †	1,435	64,546

Commvault Systems, Inc. †	4,304	252,645

Computer Sciences Corp.	29,526	951,032

Computershare, Ltd. (Australia)	31,279	268,311

Cornerstone OnDemand, Inc. †	5,066	155,324

CSG Systems International, Inc. †	10,779	242,420

Dell, Inc. †	162,949	1,606,677

EMC Corp. †	7,400	201,798

EnerSys †	13,664	482,203

Entegris, Inc. †	62,864	511,084

Entropic Communications, Inc. †	32,753	190,622

Fair Isaac Corp.	18,514	819,430

Dynamic Asset Allocation Growth Fund 41

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
FEI Co.	6,861	$367,064

First Solar, Inc. † S	10,586	234,427

Fujitsu, Ltd. (Japan)	289,000	1,084,149

Gemalto NV (Netherlands)	1,181	104,031

Google, Inc. Class A †	13,303	10,037,114

GSI Group, Inc. †	10,766	95,925

Hollysys Automation Technologies, Ltd. (China) †	60,496	590,441

Hon Hai Precision Industry Co., Ltd. (Taiwan)	352,022	1,090,230

IBM Corp.	31,302	6,493,600

Infineon Technologies AG (Germany)	127,047	806,158

Infoblox, Inc. †	8,735	203,089

InnerWorkings, Inc. †	15,386	200,326

Integrated Silicon Solutions, Inc. †	37,617	348,333

Intel Corp.	98,421	2,232,188

IntraLinks Holdings, Inc. †	30,011	196,272

Ixia †	7,799	125,330

JDA Software Group, Inc. †	9,189	292,026

KLA-Tencor Corp.	25,796	1,230,598

Konami Corp. (Japan)	4,800	109,093

Konica Minolta Holdings, Inc. (Japan)	77,500	595,246

L-3 Communications Holdings, Inc.	22,909	1,642,804

Lam Research Corp. †	24,257	771,009

LivePerson, Inc. †	11,832	214,278

Mail.ru Group., Ltd. GDR (Russia)	12,167	406,178

Manhattan Associates, Inc. †	4,862	278,447

MediaTek, Inc. (Taiwan)	34,000	357,343

Mentor Graphics Corp. †	29,700	459,756

Microsemi Corp. †	10,271	206,139

Microsoft Corp.	460,209	13,705,024

MTS Systems Corp.	5,582	298,916

Murata Manufacturing Co., Ltd. (Japan)	6,400	340,461

NEC Corp. (Japan) †	415,000	655,787

Netscout Systems, Inc. †	10,020	255,610

NTT Data Corp. (Japan)	122	380,775

NVIDIA Corp. †	87,205	1,163,315

Omnivision Technologies, Inc. †	17,463	243,696

Oracle Corp.	187,368	5,900,218

Parametric Technology Corp. †	9,601	209,302

Pegatron Corp. (Taiwan) †	219,000	283,259

Perficient, Inc. †	15,988	192,975

Pericom Semiconductor Corp. †	25,067	217,707

Photronics, Inc. †	30,130	161,798

Plantronics, Inc.	5,027	177,604

Polycom, Inc. †	39,561	390,467

Procera Networks, Inc. †	12,193	286,536

QLIK Technologies, Inc. †	3,605	80,788

42 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
QLogic Corp. †	119,034	$1,359,368

Qualcomm, Inc.	20,497	1,280,858

RealPage, Inc. †	8,450	190,970

RF Micro Devices, Inc. †	29,830	117,829

Rovi Corp. †	32,699	474,462

Rudolph Technologies, Inc. †	24,080	252,840

Samsung Electronics Co., Ltd. (South Korea)	3,229	3,887,496

SAP AG (Germany)	7,241	513,469

Semtech Corp. †	11,120	279,668

Silicon Graphics International Corp. †	8,398	76,422

Silicon Image, Inc. †	29,080	133,477

SK Hynix, Inc. (South Korea) †	40,560	823,721

Skyworks Solutions, Inc. †	7,526	177,350

Softbank Corp. (Japan)	18,800	760,939

Sourcefire, Inc. †	3,810	186,804

Spreadtrum Communications, Inc. ADR (China)	27,008	555,284

SS&C Technologies Holdings, Inc. †	13,000	327,730

Symantec Corp. †	142,068	2,557,224

Synaptics, Inc. †	1,164	27,959

Synchronoss Technologies, Inc. †	4,534	103,829

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	194,350	592,210

Tangoe, Inc. †	7,889	103,583

Tech Data Corp. †	12,610	571,233

Telefonaktiebolaget LM Ericsson Class B (Sweden)	37,172	339,043

Tencent Holdings, Ltd. (China)	23,000	779,288

Teradyne, Inc. †	62,311	886,062

TIBCO Software, Inc. †	16,051	485,222

Travelzoo, Inc. †	6,249	147,289

Tripod Technology Corp. (Taiwan)	125,180	307,191

Tyler Technologies, Inc. †	4,315	189,946

Ultimate Software Group, Inc. †	3,061	312,528

Ultra Clean Holdings, Inc. †	27,621	157,716

Unisys Corp. †	4,112	85,612

VASCO Data Security International, Inc. †	47,525	445,785

Vishay Intertechnology, Inc. †	54,190	532,688

Western Digital Corp. †	34,748	1,345,790

Wistron NeWeb Corp. (Taiwan)	190,200	352,091

Yandex NV Class A (Russia) †	16,400	395,404

		161,072,736
Transportation (0.7%)
Central Japan Railway Co. (Japan)	21,300	1,868,408

ComfortDelgro Corp., Ltd. (Singapore)	354,000	493,947

Delta Air Lines, Inc. †	188,077	1,722,785

Deutsche Lufthansa AG (Germany)	12,357	167,846

Deutsche Post AG (Germany)	14,026	274,216

Globaltrans Investment PLC 144A GDR (Russia)	17,809	370,071

Hankyu Hanshin Holdings, Inc. (Japan)	144,000	777,204

Dynamic Asset Allocation Growth Fund 43

COMMON STOCKS (55.7%)* cont.	Shares	Value

Transportation cont.
International Consolidated Airlines Group SA (Spain) †	147,664	$355,911

Japan Airlines Co., Ltd. (Japan) †	1,500	70,156

Neptune Orient Lines, Ltd. (Singapore) †	600,000	550,053

Swift Transportation Co. †	38,253	329,741

Turk Hava Yollari (Turkey) †	217,881	456,466

United Continental Holdings, Inc. †	55,844	1,088,958

United Parcel Service, Inc. Class B	19,348	1,384,736

US Airways Group, Inc. †	13,271	138,815

Wabtec Corp.	12,321	989,253

		11,038,566
Utilities and power (1.5%)
Aboitiz Power Corp. (Philippines)	575,000	462,373

AES Corp. (The) †	147,770	1,621,037

Ameren Corp.	56,789	1,855,297

CenterPoint Energy, Inc.	97,600	2,078,880

Centrica PLC (United Kingdom)	114,883	608,921

China Resources Gas Group, Ltd. (China)	202,000	412,483

Chubu Electric Power, Inc. (Japan)	15,100	196,728

CMS Energy Corp.	62,373	1,468,884

DTE Energy Co.	38,213	2,290,487

Electric Power Development Co. (Japan)	10,000	262,046

Enel SpA (Italy)	192,275	681,628

Energias de Portugal (EDP) SA (Portugal)	56,450	155,696

Entergy Corp.	37,924	2,628,133

GDF Suez (France)	34,618	775,801

National Grid PLC (United Kingdom)	116,631	1,287,497

Origin Energy, Ltd. (Australia)	28,116	329,983

PG&E Corp.	79,890	3,408,906

Power Grid Corp. of India, Ltd. (India)	162,347	370,421

Red Electrica Corporacion SA (Spain)	18,699	888,108

TECO Energy, Inc.	57,367	1,017,691

Toho Gas Co., Ltd. (Japan)	83,000	551,033

Tokyo Gas Co., Ltd. (Japan)	102,000	561,916

Westar Energy, Inc.	31,488	933,934

		24,847,883

Total common stocks (cost $776,159,124)		$878,969,492

CORPORATE BONDS AND NOTES (12.5%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$20,000	$20,095

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	355,000	378,093

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019	65,000	83,981

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	44,154

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)	275,000	317,554

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	90,000	92,025

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Basic materials cont.
Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		$440,000	$427,900

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018		365,000	374,236

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		125,000	136,875

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		300,000	336,000

Cemex Finance, LLC 144A company guaranty sr. bonds 9 1/2s, 2016		200,000	206,500

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020		210,000	263,550

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018		245,000	297,981

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		275,000	297,000

Domtar Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2042 (Canada)		160,000	163,355

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		135,000	181,030

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		265,000	294,784

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042		745,000	807,188

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022		535,000	563,571

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017		170,000	177,550

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		355,000	342,575

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)		160,000	155,600

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		165,000	160,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		340,000	319,600

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)		140,000	128,450

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		215,000	220,913

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020		85,000	86,488

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014		90,000	85,725

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021		140,000	160,300

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020		265,000	299,450

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)		330,000	323,400

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		170,000	172,125

INEOS Group Holdings, Ltd. company guaranty sr. unsec.
notes Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	160,000	191,213

International Paper Co. sr. unsec. notes 7.95s, 2018		$725,000	933,121

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		285,000	319,913

Louisiana-Pacific Corp. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		115,000	128,081

Dynamic Asset Allocation Growth Fund	45

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Basic materials cont.
Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		$135,000	$190,817

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		530,000	604,200

LyondellBasell Industries NV sr. unsec. unsub notes 5s,
2019 (Netherlands)		880,000	935,000

LyondellBasell Industries NV sr. unsec.
unsub. notes 5 3/4s, 2024 (Netherlands)		285,000	324,188

Momentive Performance Materials, Inc. company
guaranty notes 9 1/2s, 2021	EUR	100,000	92,353

Momentive Performance Materials, Inc. notes 9s, 2021		$60,000	43,500

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)		135,000	143,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	249,188

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		270,000	271,350

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)		95,000	95,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		35,000	35,700

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 3 1/2s, 2020 (Australia)		10,000	10,550

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		210,000	227,487

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		210,000	221,511

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		50,000	50,688

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		275,000	368,736

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	196,200

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		175,000	179,375

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		195,000	197,184

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		55,000	55,963

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		20,000	21,700

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		40,000	41,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		50,000	52,000

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		285,000	307,800

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	270,000

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		260,000	262,600

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		60,000	28,800

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		20,000	15,400

			14,982,116
Capital goods (0.6%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		40,000	40,800

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		301,000	322,446

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Capital goods cont.
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		$420,000	$460,950

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	429,726

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	83,250

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	181,125

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		45,000	47,138

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	159,138

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		285,000	324,900

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		100,000	103,750

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	124,989

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,125

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		55,000	56,375

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		280,000	305,200

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		140,000	150,150

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	91,089

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$235,000	241,207

Exide Technologies sr. notes 8 5/8s, 2018		170,000	147,263

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		115,000	115,016

Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017		380,000	410,400

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		805,000	1,029,037

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		60,000	63,000

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		400,000	372,000

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017		270,000	290,925

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	76,945

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)		200,000	207,544

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 7/8s, 2019		100,000	107,750

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016		150,000	156,375

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019		195,000	205,725

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019		200,000	212,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019		105,000	107,100

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020		130,000	130,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015		190,000	134,425

Ryerson, Inc. company guaranty sr. notes 12s, 2015		501,000	517,283

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		195,000	215,736

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Capital goods cont.
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018	$110,000	$119,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	229,950

Terex Corp. sr. unsec. sub. notes 8s, 2017	265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	400,000	426,000

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	188,000	209,385

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	285,000	314,925

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042	280,000	313,820

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	282,390

		9,934,252
Communication services (1.6%)
Adelphia Communications Corp. escrow bonds zero %, 2012	200,000	1,520

America Movil SAB de CV company guaranty sr. unsec.
unsub. notes 6 1/8s, 2040 (Mexico)	140,000	182,163

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	200,000	208,046

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	249,920

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	50,000	67,775

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	125,000	164,090

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	175,000	185,009

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	310,000	416,285

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	165,000	177,788

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	610,313

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	166,125

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	150,000	162,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	198,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	95,000	95,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,875

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	180,263

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	255,269

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	495,000	528,413

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	190,000	193,325

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	95,000	101,413

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	356,400

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	368,000	500,980

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	182,163

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	$285,000	$277,875

Cricket Communications, Inc. company guaranty sr. unsec.
unsub. notes 10s, 2015	535,000	563,088

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	108,500

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	145,000	159,863

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Netherlands)	195,000	293,301

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	170,000	184,875

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	243,000

DISH DBS Corp. company guaranty 6 5/8s, 2014	45,000	48,825

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	517,313

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015	10,000	11,250

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	235,000	256,150

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	184,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	146,009

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	92,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	330,000	372,900

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	190,000	215,650

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	290,000	310,300

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	354,400

Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)	130,000	140,400

Intelsat Investments SA company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)	151,000	157,606

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	210,000	227,325

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	130,000	139,750

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	104,475

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	684,843	725,934

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	1,280,000	1,353,600

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	120,374

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	185,000	205,350

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020	185,000	199,800

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	45,000	47,813

Level 3 Financing, Inc. 144A company guaranty sr. unsec
unsub. notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	205,000	226,525

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	$125,000	$134,063

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	420,000	455,700

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	8,000	8,030

Nextel Communications, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2014	545,000	546,363

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	440,000	433,400

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	55,000	46,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	250,000	200,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	230,000	263,350

Qwest Corp. notes 6 3/4s, 2021	777,000	927,181

Qwest Corp. sr. notes FRN 3.639s, 2013	1,475,000	1,482,950

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	104,103

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	347,625

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,528

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020	70,000	73,500

SBA Tower Trust 144A notes 2.933s, 2017	610,000	626,746

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,095,000	1,007,400

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	250,000	278,125

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	310,000	319,300

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	205,000	232,163

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	145,000	150,800

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	580,788

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	340,000	374,326

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	105,000	136,846

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2042	590,000	588,393

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	65,000	66,219

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	164,931

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018	270,000	377,023

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	271,700

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	123,000	136,223

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Communication services cont.
Wind Acquisition Finance SA 144A company
guaranty sr. notes 7 1/4s, 2018 (Luxembourg)	$360,000	$342,000

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	400,000	377,000

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	85,000	91,800

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	385,000	430,238

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2021	160,000	172,400

		25,684,626
Consumer cyclicals (2.2%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,675

ADT Corp./The 144A company guaranty sr. unsec notes
4 7/8s, 2042	258,000	278,516

ADT Corp./The 144A company guaranty sr. unsec notes
3 1/2s, 2022	362,000	372,982

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	205,000	237,131

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	245,000	166,600

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	315,000	257,513

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	215,000	178,450

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	365,000	411,081

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	299,000	310,960

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	10,403

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,626

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	105,000	110,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	101,138

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	70,000	74,813

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	205,000	206,025

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	35,000	35,350

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	95,000	95,475

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	105,000	109,725

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	120,000	128,250

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	390,000	351,975

Building Materials Corp. 144A company
guaranty sr. notes 7 1/2s, 2020	240,000	262,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Building Materials Corp. 144A sr. notes 6 7/8s, 2018	$110,000	$117,975

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	104,025

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	205,000	226,781

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	1,075,000	1,155,625

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	129,000

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	100,000	136,019

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	238,488

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	175,000	176,313

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	45,000	51,131

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	225,000	213,188

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	95,000	103,550

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	160,000	172,800

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	375,000	399,375

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	80,000	88,800

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	125,000	139,063

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	413,162	441,050

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	275,000	244,750

Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	120,000	108,000

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec notes 7 5/8s, 2020	345,000	337,238

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	380,000	409,450

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	215,000	223,063

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	330,000	320,925

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	145,000	168,849

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022	95,000	94,406

Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019	245,000	267,050

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020	395,000	435,676

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	352,000	403,920

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	370,000	396,825

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	265,000	300,113

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	210,000	252,000

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		$255,000	$320,191

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		570,000	584,113

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		480,000	543,815

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		300,000	325,125

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		160,000	159,200

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	341,053

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,150

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		235,000	256,150

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	196,685

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		65,000	67,600

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes Ser. Q, 6 3/4s, 2016 R		89,000	91,448

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		520,000	582,400

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		205,000	220,375

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		160,000	168,800

Jarden Corp. company guaranty sr. unsec. sub. notes
Ser. 1, 7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$355,000	403,813

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	41,721

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		65,000	65,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	142,800

KB Home company guaranty sr. unsec. unsub. notes
7 1/2s, 2022		25,000	26,625

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		65,000	71,825

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		145,000	154,425

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		787,000	822,415

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		250,000	250,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		70,000	72,275

Liberty Interactive, LLC debs. 8 1/4s, 2030		195,000	205,725

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		230,000	261,625

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	112,744

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		420,000	454,125

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016		245,000	286,068

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	$220,000	$239,841

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	70,000	75,299

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	695,000	711,435

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	285,000	25,650

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	275,000	290,125

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,906

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	95,000	99,275

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	125,000	133,750

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	135,000	140,738

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	33,750

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	145,000	158,050

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	150,000	150,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	188,568

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	666,616	701,613

Navistar International Corp. sr. notes 8 1/4s, 2021	527,000	500,650

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	209,100

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	281,432

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)	75,000	84,563

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)	110,000	109,175

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	255,000	281,775

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	100,000	106,500

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	842,525

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	140,000	156,800

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	195,000	199,875

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	145,000	159,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	45,000	49,163

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	285,000	327,750

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	195,000	202,800

QVC Inc. 144A sr. notes 7 3/8s, 2020	160,000	177,880

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	85,000	88,400

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	130,000	133,900

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	$380,000	$407,550

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	59,675

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	84,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	60,638

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	295,000	329,663

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	195,000	208,163

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	342,200

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	315,000	312,638

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	90,000	89,325

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	334,950

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	227,150

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)	485,000	539,563

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020	210,000	226,275

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	110,000	120,175

Sears Holdings Corp. company guaranty 6 5/8s, 2018	120,000	111,900

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	90,225

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	54,588

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018	155,000	174,763

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018	105,000	118,388

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	200,000	206,500

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	45,000	48,263

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	69,225

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	340,000	362,100

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	180,000	206,598

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	30,000	32,015

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	450,000	484,381

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	65,000	66,138

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	535,000	583,150

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	65,000	66,219

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	50,000	18,875

Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014	80,000	64,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡	46,000	34,960

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		$124,000	$88,660

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	165,000	223,296

TRW Automotive, Inc. 144A company
guaranty sr. notes 7 1/4s, 2017		$100,000	114,250

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		330,000	351,450

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		240,000	243,600

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		540,000	773,628

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		80,000	83,942

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		30,000	34,486

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		55,000	61,188

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	331,500

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 (no set date to PIK expiration) ‡‡		185,000	191,475

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		484,000	522,720

			35,349,459
Consumer staples (1.0%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		51,000	73,047

Altria Group, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2019		7,000	9,939

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022		255,000	253,109

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020		315,000	391,126

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		80,000	91,400

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		70,000	77,700

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		65,000	70,769

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		104,000	106,991

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019		13,000	16,471

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016		122,000	130,251

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		180,000	208,800

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		70,000	76,300

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		165,026	179,878

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		180,000	165,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		256,907	233,143

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		375,000	388,125

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$350,000	$400,750

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		110,000	125,125

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		50,000	50,750

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		550,000	588,500

CVS Caremark Corp. sr. unsec. unsub. notes 6.6s, 2019		80,000	102,236

CVS Pass-Through Trust 144A pass-through certificates
6.117s, 2013		398,429	403,673

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	251,750

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		295,000	333,350

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		75,000	85,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		290,000	313,200

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		100,000	102,500

Delhaize Group company guaranty sr. unsec notes 5.7s,
2040 (Belgium)		480,000	427,065

Delhaize Group company guaranty sr. unsec notes 4 1/8s,
2019 (Belgium)		125,000	120,751

Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)		135,000	141,835

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2017 (United Kingdom)		280,000	341,817

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		285,000	321,338

Dole Food Co. sr. notes 13 7/8s, 2014		107,000	120,375

Dole Food Co. 144A sr. notes 8s, 2016		170,000	177,863

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	268,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		75,000	91,302

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		216,000	224,213

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		100,000	108,000

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	346,353

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$310,000	347,975

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		85,000	84,788

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		55,000	51,150

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040		180,000	245,358

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2042		40,000	44,623

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		20,000	24,590

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Consumer staples cont.
Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	$74,000	$89,553

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020	145,000	152,250

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020	135,000	145,125

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	79,479

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	234,152

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	125,000	139,375

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	290,000	323,996

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	250,809

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	90,000	95,625

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	315,000	346,500

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	520,000	549,900

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	245,000	251,738

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	709,000	729,384

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	210,000	215,250

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	90,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	290,934

Service Corporation International sr. notes 7s, 2019	115,000	127,075

Service Corporation International sr. unsec.
unsub. notes 6 3/4s, 2016	625,000	698,438

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,938

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	200,000	215,000

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	355,000	407,363

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	70,000	73,938

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	105,000	114,975

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	365,000	411,538

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	85,000	89,250

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	159,650

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	65,000	69,875

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	110,000	123,484

		15,385,573
Energy (1.6%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	100,000	104,750

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	84,600

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	80,000	66,400

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Energy cont.
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		$165,000	$139,425

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		185,000	198,875

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031		610,000	816,760

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		130,000	151,134

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		170,000	182,741

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		40,000	33,600

Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019		220,000	184,800

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020		75,000	76,313

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †		120,000	22,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	133,750

Aurora USA Oil & Gas Inc. 144A sr. notes 9 7/8s, 2017		195,000	208,650

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)		430,000	461,312

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)		300,000	356,554

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018		455,000	487,988

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020		65,000	66,463

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042
(Canada)		455,000	472,591

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020		200,000	226,000

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021		230,000	248,400

Chesapeake Energy Corp. company guaranty 6 1/2s, 2017		95,000	99,038

Chesapeake Energy Corp. company guaranty sr. unsec.
bonds 6 1/4s, 2017	EUR	50,000	65,662

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019		$50,000	50,125

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019		255,000	244,800

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022		275,000	302,500

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023		65,000	67,925

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	90,300

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		530,000	555,175

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8s, 2017		310,000	323,950

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
Continental Resources, Inc. company guaranty sr. unsec
notes 5s, 2022	$235,000	$244,988

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022	195,000	203,775

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	325,000	347,750

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	80,000	79,600

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	339,000	381,375

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	50,000	54,250

EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	585,000	544,050

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	145,000	140,288

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	185,000	179,450

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	265,000	282,225

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)	158,000	193,292

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)	230,000	270,365

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,118,640

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	420,000	406,350

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	20,000	20,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	258,169

Hiland Partners LP / Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	105,000	109,200

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	60,000	80,553

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	245,000	248,675

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	55,000	55,550

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	375,000	397,500

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	80,000	86,400

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	355,000	402,038

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	100,000	92,000

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	$205,000	$219,350

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	80,000	85,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	195,250

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	233,625

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	245,000	284,894

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	200,000	206,000

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	135,000	142,931

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	460,000	508,300

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	345,000	376,050

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	405,000	458,663

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	25,000	25,563

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	190,000	190,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	426,400

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	215,000	244,258

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	1,920,000	1,735,142

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	385,000	390,775

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	370,000	373,700

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	115,000	126,500

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	95,000	100,225

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	315,000	348,075

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,074,600

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	515,000	530,450

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	60,000	61,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	115,000	120,750

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	288,635

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	131,875

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	111,300

SM Energy Co. 144A sr. notes 6 1/2s, 2023	40,000	42,100

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	136,503

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	195,000	208,163

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Energy cont.
Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019
(Canada)	$55,000	$59,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	77,625

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	135,000	139,388

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	685,000	991,525

Whiting Petroleum Corp. company guaranty 7s, 2014	370,000	394,050

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	20,466

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	56,379

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	91,375

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	320,000	345,600

		24,543,937
Financials (2.2%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 2.028s, 2014 (United Kingdom)	135,000	133,986

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	890,000	954,685

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	150,000	141,000

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	663,002

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	285,077

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	210,000	214,725

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	227,133

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	160,000	177,200

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	145,000	169,650

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	140,000	160,650

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	85,000	88,613

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014	236,000	233,052

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American Express Co. sr. unsec. notes 8 1/8s, 2019	420,000	568,191

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	412,000	504,185

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	507,199

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	251,305

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	425,000	389,938

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	60,000	69,033

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	285,000	331,280

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,005,000	1,162,293

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	185,000	187,472

Bank of New York Mellon Corp. (The) sr. unsec. unsub
notes 1.969s, 2017	270,000	278,622

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	20,000	20,952

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$130,000	$120,250

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	763,888

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	480,000	516,513

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	700,853

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017
(France)	110,000	110,082

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	411,000	378,120

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	218,132

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	455,000	457,275

Capital One Capital V company guaranty jr. unsec.
sub. notes 10 1/4s, 2039	136,000	140,080

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	85,000	92,863

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	265,000	296,800

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	218,485

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	184,025

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	241,313

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	135,000	144,113

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	346,175

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	227,325

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	11,000	13,022

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	602,000	689,423

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	280,000	304,039

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	140,000	163,450

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	250,000	243,750

Deutsche Bank AG London sr. unsec. notes 2 3/8s, 2013
(United Kingdom)	5,000	5,024

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	189,450

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	120,000	136,350

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016	260,000	252,617

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	563,651

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	414,596

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	131,066

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub notes 5 1/8s, 2022	100,000	111,810

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	189,406

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	320,000	341,159

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	473,165

Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	85,000	86,700

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Financials cont.
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	$575,000	$616,688

International Lease Finance Corp. sr. unsec. Ser. MTN,
5 5/8s, 2013	625,000	644,531

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	70,038

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	245,000	252,963

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	395,000	408,825

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	185,000	198,413

JPMorgan Chase & Co. sr. notes 6s, 2018	724,000	863,199

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	700,000	759,500

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	90,000	91,316

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	906,000	1,085,491

MetLife, Inc. sr. unsec. 6 3/4s, 2016	155,000	185,522

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,278,757

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	125,350

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,500

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	120,000	134,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	65,550

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	165,850

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	100,000	106,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	55,000	54,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	124,063

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	246,713

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	171,400

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022	234,000	250,489

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	205,200

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	160,000	172,000

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	144,200

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	555,000	576,602

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	140,000	169,400

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	170,000	175,954

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	295,000	295,738

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount		Value

Financials cont.
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)		$320,000	$339,265

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		120,000	126,972

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016		63,000	66,000

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)		500,000	492,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		220,000	241,722

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		320,000	336,000

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		100,000	114,564

SLM Corp. sr. notes Ser. MTN, 8s, 2020		225,000	259,875

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		140,000	163,970

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		2,000,000	2,350,180

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		195,000	206,073

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035
(Russia)		500,000	531,450

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,976,000	2,126,769

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		95,000	113,866

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		45,000	47,670

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		220,000	251,030

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		290,000	300,150

			35,215,721
Health care (0.7%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		129,000	151,977

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	364,079

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		270,000	369,405

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		215,000	227,900

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		275,000	284,969

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		295,000	314,544

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	360,579

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		$255,000	246,075

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		195,000	202,313

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		275,000	301,813

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		135,000	143,775

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	261,006

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,564

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$545,000	$591,325

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	220,000	233,200

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	155,000	167,013

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	205,000	218,325

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	270,000	298,350

HCA, Inc. sr. notes 6 1/2s, 2020	795,000	882,450

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	70,000	79,100

HCA, Inc. sr. unsec. notes 6 1/4s, 2013	50,000	50,688

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	400,000	418,000

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020	60,000	63,600

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	300,000	286,500

Jaguar Holding Co.II/Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	255,000	286,238

Kinetic Concepts/KCI USA 144A company
guaranty notes 10 1/2s, 2018	450,000	475,875

Kinetic Concepts/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	210,000	232,050

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	155,000	171,275

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	45,000	58,872

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	65,000	65,325

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	80,000	82,400

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	87,885	88,324

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	200,000	215,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	67,000	77,385

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	300,000	330,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	155,000	175,150

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Curacao)	135,000	143,459

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	359,746

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	59,357

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	170,000	184,450

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	45,000	47,363

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	105,000	110,513

66 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	$45,000	$47,925

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	7,000

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	40,000	40,800

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	95,000	97,527

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	80,000	80,977

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	20,000	20,216

WellPoint, Inc. notes 7s, 2019	95,000	118,637

		10,468,714
Technology (0.7%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	319,725

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	35,000	33,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	195,000	127,725

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	155,000	137,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	279,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	410,000	407,950

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	175,000	172,375

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	395,000	433,078

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	215,000	254,446

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	235,000	247,925

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	140,000	156,450

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	290,000	300,513

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	933,166	955,329

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	553,613

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	206,250

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	147,220

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 10 1/8s, 2018	88,000	96,800

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	315,000	342,563

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	101,277

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	153,821

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	155,000	202,916

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	120,000	141,141

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	379,626

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	110,000	125,400

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	130,000	144,300

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	118,125

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	470,000	499,375

Dynamic Asset Allocation Growth Fund 67

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Technology cont.
Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	$167,000	$125,250

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	1,925,000	1,974,259

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	79,402

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	292,513

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 10s, 2013 (Netherlands)	34,000	36,295

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	355,000	408,250

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	160,022

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	195,000	215,475

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	233,275

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	275,000	295,625

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	154,000	192,581

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	68,389

		11,223,642
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	357,000

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	290,000	318,275

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	126,610

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	95,000	118,673

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	560,000	608,593

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	184,790	211,123

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	45,000	44,875

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	295,000	299,052

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	360,000	389,700

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	165,000	110,550

		2,584,451
Utilities and power (0.7%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	180,000	183,671

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021	325,000	370,500

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	725,000	837,375

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	38,122

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	20,000	26,772

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	235,000	258,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	570,000	608,475

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	30,000	35,134

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	130,000	142,935

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	345,000	378,638

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	274,444

68 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	$410,000	$231,650

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	70,000	36,400

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	30,000	16,500

Edison Mission Energy sr. unsec. notes 7.2s, 2019	395,000	203,425

Edison Mission Energy sr. unsec. notes 7s, 2017	10,000	5,175

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	768,829

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	262,039

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	115,000	152,639

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	165,000	201,842

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	100,000	110,250

Energy Future Intermediate Holding Co., LLC
sr. notes 9 3/4s, 2019	256,000	273,920

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	154,000	173,250

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	300,000	340,500

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	98,354

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	83,508

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	230,000	236,770

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019	90,000	96,300

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020	395,000	430,550

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022	60,000	61,200

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	444,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,775

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	105,000	116,813

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	244,912

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,956

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	235,000	313,242

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	115,000	150,197

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	108,300

NiSource Finance Corp. company guaranty sr. unsec.
notes 6 1/8s, 2022	75,000	92,107

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	799,313

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	160,000	184,889

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	112,000	147,201

PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	425,000	450,099

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	144,000	163,761

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	75,000	98,387

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	240,000	256,800

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	155,000	156,163

Dynamic Asset Allocation Growth Fund 69

CORPORATE BONDS AND NOTES (12.5%)* cont.	Principal amount	Value

Utilities and power cont.
Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	$10,000	$11,307

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	185,000	68,450

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	506,166	118,949

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	130,000	101,725

Toledo Edison Co. (The) 1st mortgage bonds 7 1/4s, 2020	120,000	157,312

Union Electric Co. sr. notes 6.4s, 2017	140,000	172,002

		11,376,327

Total corporate bonds and notes (cost $184,057,758)		$196,748,818

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (4.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$7,000,000	$7,498,750

		7,498,750
U.S. Government Agency Mortgage Obligations (3.7%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

Federal National Mortgage Association
Pass-Through Certificates
6s, October 1, 2016	403,668	430,332
5s, TBA, October 1, 2042	23,000,000	25,091,563
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	346,408	374,270
4s, TBA, October 1, 2042	17,000,000	18,318,828
3 1/2s, TBA, October 1, 2027	11,000,000	11,704,688
3s, TBA, November 1, 2042	1,000,000	1,052,891
3s, TBA, October 1, 2042	1,000,000	1,055,547

		59,082,338

Total U.S. government and agency mortgage obligations (cost $66,171,272)		$66,581,088

MORTGAGE-BACKED SECURITIES (2.6%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$2,997,000	$2,320,817

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	2,753,945	330,473

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	948,581	132,801

Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.634s, 2049	218,935	228,234
Ser. 07-1, Class XW, IO, 0.481s, 2049	1,506,705	14,282

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	2,050,491	22,287
Ser. 04-5, Class XC, IO, 0.877s, 2041	2,474,102	32,270
Ser. 02-PB2, Class XC, IO, 0.679s, 2035	1,106,238	277
Ser. 07-5, Class XW, IO, 0.555s, 2051	6,255,272	81,519
Ser. 05-1, Class XW, IO, 0.073s, 2042	12,420,131	4,297

70 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	$499,753	$334,835

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	1,064,650	723,962

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	5,943,456	252,597
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	13,654,343	568,021
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	13,012,879	331,828
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	13,004,852	331,624

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	543,096	502,363

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042	568,000	562,933
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	321,095	4,078

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	410,523
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	7,102,630	124,296

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,281,793	59,783
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,427,575	30,407
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,022,849	57,434
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,614,280	22,761

CFCRE Commercial Mortgage Trust 144A Ser. 11-C1, Class XA,
IO, 1.664s, 2044	4,809,696	288,582

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	463,386	388,086

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3,
Class AJ, 4.96s, 2043	340,000	358,493

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.157s, 2049	38,623,874	538,803

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036	557,727	507,532

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049	2,723,207	36,273
Ser. 07-CD4, Class XC, IO, 0.192s, 2049	9,108,237	83,796

Commercial Mortgage Pass-Through Certificates Ser. 05-C6,
Class AJ, 5.209s, 2044	645,000	656,623

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.471s, 2043	15,280,969	136,291
Ser. 06-C8, Class XS, IO, 0.213s, 2046	49,735,715	592,454

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	600,888	519,768
Ser. 06-6, Class 06-6, 6s, 2036	757,750	676,103
Ser. 07-3, Class A30, 5 3/4s, 2037	540,224	469,804

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039	628,532	630,255
Ser. 06-C5, Class AX, IO, 0.21s, 2039	5,775,508	79,124

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C2, Class AX, IO, 0.238s, 2049	15,831,374	58,750
Ser. 07-C1, Class AX, IO, 0.205s, 2040	38,085,490	236,130

Dynamic Asset Allocation Growth Fund 71

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038	$270,000	$283,946

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040 F	359,809	389,484
FRB Ser. 03-CK2, Class G, 5.744s, 2036	909,000	911,025
Ser. 03-C3, Class AX, IO, 1.904s, 2038	4,043,005	16,952
Ser. 02-CP3, Class AX, IO, 1.333s, 2035	577,264	1,764

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.717s, 2032	138,657	225,731
IFB Ser. 3072, Class SM, 22.987s, 2035	187,985	300,032
IFB Ser. 3072, Class SB, 22.841s, 2035	168,175	267,373
IFB Ser. 3249, Class PS, 21.547s, 2036	146,517	224,743
IFB Ser. 3065, Class DC, 19.198s, 2035	107,574	167,554
IFB Ser. 2990, Class LB, 16.381s, 2034	177,132	248,550
IFB Ser. 3727, Class PS, IO, 6.479s, 2038	1,845,817	165,255
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,258,374	167,313
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	3,900,884	617,549
Ser. 3747, Class HI, IO, 4 1/2s, 2037	229,919	18,310
Ser. T-56, Class A, IO, 0.524s, 2043	133,109	2,324
Ser. T-56, Class 3, IO, 0.482s, 2043	108,266	1,421
Ser. T-56, Class 1, IO, 0.299s, 2043	141,446	1,061
Ser. T-56, Class 2, IO, 0.131s, 2043	129,875	406
Ser. 1208, Class F, PO, zero %, 2022	2,657	2,481
FRB Ser. 3326, Class WF, zero %, 2035	14,765	13,289

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	85,812	157,831
IFB Ser. 06-8, Class HP, 23.773s, 2036	88,843	150,696
IFB Ser. 07-53, Class SP, 23.406s, 2037	163,440	265,127
IFB Ser. 05-75, Class GS, 19.601s, 2035	175,791	259,834
IFB Ser. 404, Class S13, IO, 6.184s, 2040	1,409,863	208,103
Ser. 03-W10, Class 1, IO, 1.408s, 2043	202,631	9,229
Ser. 01-50, Class B1, IO, 0.406s, 2041	1,408,053	8,800
Ser. 02-W8, Class 1, IO, 0.334s, 2042	743,445	7,783
Ser. 01-79, Class BI, IO, 0.311s, 2045	504,612	4,691
Ser. 03-34, Class P1, PO, zero %, 2043	24,158	21,551

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	216,271	4,596

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045	98,321,288	402,840
Ser. 07-C1, Class XC, IO, 0.145s, 2049	36,475,282	275,498

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	415,000	413,104
Ser. 97-C1, Class X, IO, 1.345s, 2029	193,863	7,824
Ser. 05-C1, Class X1, IO, 0.763s, 2043	2,432,051	32,706

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035	169,677	11,548
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040	69,924	10,628
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	85,914	12,879
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,089,265	235,439
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,609,762	169,025
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,137,426	202,270
Ser. 99-31, Class MP, PO, zero %, 2029	4,956	4,691

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	$1,616,741	$61,113

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 1.043s, 2042	5,417,766	89,897

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	98,653	98,653

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC,
IO, 0.148s, 2038	2,558,078	4,658

Harborview Mortgage Loan Trust FRB Ser. 05-8, Class 1A2A,
0.549s, 2035	582,623	387,444

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	2,164,628	1,374,539

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 04-CB9, Class B, 5.852s, 2041	207,000	211,324
FRB Ser. 05-CB12, Class AJ, 4.987s, 2037	846,000	862,962
Ser. 04-C3, Class B, 4.961s, 2042	331,000	327,525
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	2,604,407	44,410
Ser. 06-CB17, Class X, IO, 0.688s, 2043	12,748,902	226,497
Ser. 07-LDPX, Class X, IO, 0.49s, 2049	14,056,168	163,473

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	2,763,827	24,360

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036	997,459	797,343

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.719s, 2040	879,984	844,784

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	410,019	410,019
Ser. 07-C2, Class XW, IO, 0.693s, 2040	1,175,889	22,519

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.841s, 2038	1,525,934	33,546
Ser. 05-C5, Class XCL, IO, 0.645s, 2040	9,878,894	141,179
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	8,905,942	65,610
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	2,874,056	40,389
Ser. 06-C6, Class XCL, IO, 0.24s, 2039	34,874,320	610,614
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	9,259,474	55,909

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	1,523,483	45,705

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	19,932	25

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	57,000	61,262
FRB Ser. 07-C1, Class A2, 5.938s, 2050	73,739	75,015
Ser. 05-CKI1, Class AJ, 5.39s, 2037	254,000	257,556
Ser. 03-KEY1, Class C, 5.373s, 2035	280,000	282,772

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	2,875,598	35,197
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	3,282,549	38,521

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	774,010	58,593
Ser. 05-C3, Class X, IO, 6.146s, 2044	332,042	24,173

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.6%)* cont.	Principal amount	Value

Morgan Stanley Capital I
Ser. 98-CF1, Class D, 7.35s, 2032	$1,930	$1,945
FRB Ser. 06-T23, Class A2, 5.918s, 2041	385,387	387,298
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049	591,097	604,397
Ser. 07-IQ14, Class A2, 5.61s, 2049	252,550	262,045

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.243s, 2041	394,000	401,837

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.843s, 2043	1,333,143	1,373,137

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.988s, 2012	90	—

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,132,278	115,581
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,075,167	23,116
Ser. 06-AR8, Class X, IO, 0.4s, 2036	4,770,315	63,922

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.035s, 2045	1,202,140	228,407

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	529,000	568,754

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	329,000	306,299
Ser. 06-C29, IO, 0.541s, 2048	37,988,218	559,946
Ser. 07-C34, IO, 0.53s, 2046	4,274,228	51,718

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.506s, 2042	9,821,664	68,752
Ser. 06-C26, Class XC, IO, 0.092s, 2045	14,686,272	33,191

WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class A1, 5.429s, 2049	874,955	883,704

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	386,261	328,322
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	393,982	299,427
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	1,376,588	1,032,441
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045	612,485	502,237
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045	585,756	483,248

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	432,827	430,663
Ser. 05-9, Class 2A9, 5 1/4s, 2035	300,000	310,827
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036	573,104	548,030
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036	970,267	827,764
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	2,989,096	2,480,950

Total mortgage-backed securities (cost $39,035,044)		$41,600,369

COMMODITY LINKED NOTES (0.8%)*	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P
GSCI Light Energy Index TR multiplied by 3) (United Kingdom)	$4,844,000	$6,578,152

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)	4,844,000	6,580,324

Total commodity linked notes (cost $9,688,000)		$13,158,476

74 Dynamic Asset Allocation Growth Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares FTSE A50 China Index ETF (China)	193,300	$242,135

iShares Russell 2000 Growth Index Fund	5,460	522,031

SPDR S&P 500 ETF Trust	78,147	11,247,698

Total investment companies (cost $10,876,434)		$12,011,864

FOREIGN GOVERNMENT AND
AGENCY BONDS AND NOTES (0.7%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$125,000	$106,250

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	850,000	845,750

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	4,755,000	4,338,938

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	200,000	215,572

Indonesia (Republic of) 144A notes 5 1/4s, 2042	930,000	1,059,038

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021	400,000	458,000

Poland (Government of) sr. unsec. bonds 5s, 2022	645,000	748,200

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024	735,000	825,038

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	150,000	138,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,425,000	2,440,763

Total foreign government and agency bonds and notes (cost $11,039,510)		$11,175,549

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/138.00	20,867	$27,782

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	$9,601,827	1,743,903

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	9,601,827	175,080

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	6,544,000	967,858

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	9,607,000	184,570

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	6,544,000	158,352

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	9,607,000	1,696,596

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	1,340,000	60,622

Dynamic Asset Allocation Growth Fund 75

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	$1,560,694	$193,771

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	1,560,694	11,693

Option on an interest rate swap with Deutsche
Bank AG for the right to receive a fixed rate of 4.77%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	324,000	40,399

Option on an interest rate swap with Deutsche
Bank AG for the right to pay a fixed rate of 4.77%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	324,000	2,393

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,127,866	106,756

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,127,866	45,746

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,681,000	257,979

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	2,681,000	29,928

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	8,455,000	1,032,719

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	8,455,000	64,723

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	967,357

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	7,941,000	60,495

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	515,000	9,656

76 Dynamic Asset Allocation Growth Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	$515,000	$9,244

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	170,000	9,155

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	170,000	262

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	987,000	65,843

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	987,000	12,535

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	515,000	8,580

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	515,000	7,854

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	170,000	9,041

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	170,000	77

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	515,000	7,066

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	170,000	9,005

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	170,000	2

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,681,000	257,979

Dynamic Asset Allocation Growth Fund 77

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.6%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	$2,681,000	$29,928

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
5.11% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/5.11	5,322,000	34,609

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to receive a fixed rate
of 4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	967,357

Option on an interest rate swap with JPMorgan
Chase Bank NA for the right to pay a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	7,941,000	60,495

Total purchased options outstanding (cost $9,601,798)			$9,327,410

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$299,143	$299,143

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	40,538	40,965

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	551,000	499,836

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	195,000	195,488

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.632s, 2014	118,112	110,907

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	71,605	71,649

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	162,989	162,514

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	190,513	191,069

First Data Corp. bank term loan FRN 5.217s, 2017	59,603	58,411

First Data Corp. bank term loan FRN 4.217s, 2018	560,071	534,168

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	172,610	165,544

Goodman Global, Inc. bank term loan FRN 9s, 2017	216,364	217,986

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	156,156

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	400,000	396,300

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	279,300	282,791

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	160,000	160,300

Motor City Casino bank term loan FRN 6s, 2017	350,765	352,957

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	195,000	195,820

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	173,688	175,063

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017	297,000	297,789

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	210,000	205,433

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017	799,610	548,857

Thomson Learning bank term loan FRN Ser. B, 2 1/2s, 2014	62,293	59,057

Total senior loans (cost $5,577,929)		$5,454,328

78 Dynamic Asset Allocation Growth Fund

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	471	$440,606

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,430	387,447

M/I Homes, Inc. $2.438 pfd. †	5,500	112,255

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	657	463,780

Total preferred stocks (cost $1,283,221)		$1,404,088

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$162,000	$159,570

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	201,000	184,920

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	49,000	67,865

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero % , 3/1/16) 2026 ††	324,000	289,778

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	90,000	79,819

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	59,000	61,692

Total convertible bonds and notes (cost $828,995)		$843,644

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	7,578	$154,099

General Motors Co. Ser. B, $2.375 cv. pfd.	5,637	211,563

Lucent Technologies Capital Trust I 7.75% cv. pfd.	217	125,318

United Technologies Corp. $3.75 cv. pfd. †	2,600	145,860

Total convertible preferred stocks (cost $763,288)		$636,840

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$53,017
4.071s, 1/1/14	150,000	155,301

Total municipal bonds and notes (cost $200,000)		$208,318

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$1,815

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR 4.67	5,560	2,092

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$25.50	49,174	9,835

Total warrants (cost $10,021)				$13,742

ASSET-BACKED SECURITIES (—%)*	Principal amount	Value

Merrill Lynch Mortgage Investors, Inc. FRB Ser. 04-HE2,
Class A1A, 0.617s, 2035	$2,087	$1,737

Total asset-backed securities (cost $2,087)		$1,737

SHORT-TERM INVESTMENTS (27.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	2,166,004	$2,166,004

Putnam Money Market Liquidity Fund 0.14% L	325,561,660	325,561,660

SSgA Prime Money Market Fund 0.14% P	9,502,276	9,502,276

U.S. Treasury Bills with effective yields ranging from
0.164% to 0.168%, May 30, 2013 # ##	$4,582,000	4,577,404

Dynamic Asset Allocation Growth Fund 79

SHORT-TERM INVESTMENTS (27.0%)* cont.	Principal amount/shares	Value

U.S. Treasury Bills with effective yields ranging from
0.187% to 0.190%, May 2, 2013 # ##	$6,771,000	$6,764,994

U.S. Treasury Bills with an effective yield of 0.172%,
April 4, 2013 # ##	6,026,000	6,021,746

U.S. Treasury Bills with effective yields ranging from
0.105% to 0.107%, December 13, 2012 # ##	4,153,000	4,152,306

U.S. Treasury Bills with effective yields ranging from
0.083% to 0.105%, November 15, 2012 #	23,402,000	23,398,952

Straight-A Funding, LLC commercial paper 144A Ser. 1
with an effective yield of 0.178%, October 10, 2012	31,000,000	30,998,605

Straight-A Funding, LLC commercial paper with
an effective yield of 0.178%, November 5, 2012	12,391,000	12,388,832

Total short-term investments (cost $425,529,297)		$425,532,779

TOTAL INVESTMENTS

Total investments (cost $1,540,823,778)		$1,663,668,542

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

80 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,577,108,264.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $248,630,565 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Growth Fund 81

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Buy	10/17/12	$1,476,345	$1,452,092	$24,253

	Canadian Dollar	Sell	10/17/12	3,030,616	3,017,531	(13,085)

	Swedish Krona	Buy	10/17/12	1,574,788	1,537,787	37,001

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	1,549,777	1,511,807	37,970

	Brazilian Real	Buy	10/17/12	967,212	960,696	6,516

	Brazilian Real	Sell	10/17/12	967,212	964,931	(2,281)

	British Pound	Buy	10/17/12	2,381,722	2,355,517	26,205

	Canadian Dollar	Sell	10/17/12	3,864	27,253	23,389

	Chilean Peso	Sell	10/17/12	263,240	277,745	14,505

	Czech Koruna	Buy	10/17/12	1,891,771	1,924,165	(32,394)

	Czech Koruna	Sell	10/17/12	1,891,771	1,879,374	(12,397)

	Euro	Buy	10/17/12	5,504,291	5,511,726	(7,435)

	Hungarian Forint	Buy	10/17/12	6,390	6,467	(77)

	Hungarian Forint	Sell	10/17/12	6,390	6,228	(162)

	Indian Rupee	Buy	10/17/12	262,439	259,464	2,975

	Indian Rupee	Sell	10/17/12	262,439	246,603	(15,836)

	Japanese Yen	Buy	10/17/12	369,158	365,340	3,818

	Malaysian Ringgit	Buy	10/17/12	240,626	239,369	1,257

	Malaysian Ringgit	Sell	10/17/12	240,626	235,971	(4,655)

	Mexican Peso	Buy	10/17/12	259,369	282,553	(23,184)

	New Zealand Dollar	Sell	10/17/12	481,228	461,444	(19,784)

	Norwegian Krone	Buy	10/17/12	309,017	315,926	(6,909)

	Polish Zloty	Buy	10/17/12	468,565	540,507	(71,942)

	Singapore Dollar	Sell	10/17/12	239,484	225,311	(14,173)

	South African Rand	Sell	10/17/12	15,216	13,565	(1,651)

	South Korean Won	Buy	10/17/12	129,912	118,981	10,931

	Swedish Krona	Buy	10/17/12	142,947	135,814	7,133

	Swiss Franc	Buy	10/17/12	686,205	675,124	11,081

	Taiwan Dollar	Buy	10/17/12	1,454,900	1,454,305	595

	Taiwan Dollar	Sell	10/17/12	1,454,900	1,430,989	(23,911)

	Thai Baht	Buy	10/17/12	238,586	234,841	3,745

	Turkish Lira	Buy	10/17/12	2,315,527	2,297,536	17,991

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	4,616,595	4,568,275	48,320

	Brazilian Real	Sell	10/17/12	2,165,027	2,151,277	(13,750)

	British Pound	Buy	10/17/12	6,407,236	6,291,954	115,282

	Canadian Dollar	Buy	10/17/12	4,058,142	4,058,061	81

	Canadian Dollar	Sell	10/17/12	4,058,142	4,075,214	17,072

	Czech Koruna	Buy	10/17/12	1,397,723	1,422,163	(24,440)

	Czech Koruna	Sell	10/17/12	1,397,723	1,404,908	7,185

	Danish Krone	Buy	10/17/12	1,447,195	1,420,556	26,639

	Euro	Buy	10/17/12	1,656,286	1,622,157	34,129

	Euro	Sell	10/17/12	1,656,286	1,693,428	37,142

82 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Japanese Yen	Buy	10/17/12	$3,095,828	$3,082,975	$12,853

	Mexican Peso	Buy	10/17/12	419	1,390	(971)

	Singapore Dollar	Buy	10/17/12	107,804	120,154	(12,350)

	South Korean Won	Buy	10/17/12	78,478	65,678	12,800

	Swiss Franc	Buy	10/17/12	593,995	584,633	9,362

	Taiwan Dollar	Sell	10/17/12	1,058,441	1,039,226	(19,215)

	Turkish Lira	Buy	10/17/12	1,810,472	1,795,057	15,415

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	1,574,849	1,569,579	5,270

	Australian Dollar	Sell	10/17/12	1,574,849	1,583,458	8,609

	Brazilian Real	Buy	10/17/12	1,195,206	1,184,612	10,594

	Brazilian Real	Sell	10/17/12	1,195,206	1,193,490	(1,716)

	British Pound	Buy	10/17/12	1,541,418	1,496,278	45,140

	Canadian Dollar	Buy	10/17/12	11,185	43,847	(32,662)

	Chilean Peso	Sell	10/17/12	106,068	112,424	6,356

	Czech Koruna	Buy	10/17/12	1,618,058	1,640,029	(21,971)

	Czech Koruna	Sell	10/17/12	1,618,058	1,625,628	7,570

	Euro	Sell	10/17/12	4,502,447	4,342,880	(159,567)

	Hungarian Forint	Buy	10/17/12	477,633	472,206	5,427

	Hungarian Forint	Sell	10/17/12	477,633	465,934	(11,699)

	Japanese Yen	Buy	10/17/12	7,765,981	7,735,486	30,495

	Malaysian Ringgit	Buy	10/17/12	354,158	347,084	7,074

	Malaysian Ringgit	Sell	10/17/12	354,158	351,794	(2,364)

	Mexican Peso	Buy	10/17/12	1,002,428	1,011,397	(8,969)

	New Zealand Dollar	Sell	10/17/12	999,054	958,041	(41,013)

	Norwegian Krone	Buy	10/17/12	4,154,859	4,073,432	81,427

	Philippines Peso	Buy	10/17/12	833,988	828,454	5,534

	Polish Zloty	Buy	10/17/12	915,164	948,457	(33,293)

	Singapore Dollar	Sell	10/17/12	195,645	175,511	(20,134)

	South African Rand	Sell	10/17/12	624,890	630,270	5,380

	South Korean Won	Buy	10/17/12	563,785	540,123	23,662

	Swedish Krona	Buy	10/17/12	3,640,348	3,662,652	(22,304)

	Swedish Krona	Sell	10/17/12	3,640,348	3,623,585	(16,763)

	Swiss Franc	Buy	10/17/12	3,730,310	3,671,371	58,939

	Taiwan Dollar	Sell	10/17/12	889,645	875,300	(14,345)

	Turkish Lira	Buy	10/17/12	1,030,431	1,019,089	11,342

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	7,490,402	7,319,329	171,073

	Brazilian Real	Buy	10/17/12	967,212	957,790	9,422

	Brazilian Real	Sell	10/17/12	967,212	964,694	(2,518)

	British Pound	Buy	10/17/12	3,204,425	3,206,387	(1,962)

	British Pound	Sell	10/17/12	3,204,425	3,218,978	14,553

	Canadian Dollar	Buy	10/17/12	13,524	13,510	14

	Canadian Dollar	Sell	10/17/12	13,524	13,610	86

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Czech Koruna	Buy	10/17/12	$666,102	$682,990	$(16,888)

	Czech Koruna	Sell	10/17/12	666,102	662,905	(3,197)

	Euro	Sell	10/17/12	8,078,109	7,890,613	(187,496)

	Japanese Yen	Buy	10/17/12	1,618,080	1,622,074	(3,994)

	Japanese Yen	Sell	10/17/12	1,618,080	1,613,415	(4,665)

	Mexican Peso	Buy	10/17/12	44,954	45,495	(541)

	Norwegian Krone	Buy	10/17/12	1,589,289	1,567,025	22,264

	Polish Zloty	Buy	10/17/12	946,570	1,000,693	(54,123)

	Singapore Dollar	Sell	10/17/12	892,746	878,231	(14,515)

	South Korean Won	Buy	10/17/12	257,673	246,097	11,576

	Swedish Krona	Buy	10/17/12	1,571,349	1,579,136	(7,787)

	Swedish Krona	Sell	10/17/12	1,571,349	1,537,204	(34,145)

	Turkish Lira	Buy	10/17/12	934,050	919,926	14,124

Goldman Sachs International

	Czech Koruna	Buy	10/17/12	32,358	32,848	(490)

	Czech Koruna	Sell	10/17/12	32,358	32,210	(148)

	Euro	Buy	10/17/12	3,263,349	3,194,658	68,691

	Euro	Sell	10/17/12	3,263,349	3,266,146	2,797

	Japanese Yen	Buy	10/17/12	5,825,791	5,796,092	29,699

	Singapore Dollar	Sell	10/17/12	29,335	11,469	(17,866)

	South Korean Won	Buy	10/17/12	8,847	8,627	220

	Turkish Lira	Buy	10/17/12	35,199	34,707	492

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	3,091,992	3,076,295	15,697

	British Pound	Sell	10/17/12	1,577,790	1,560,960	(16,830)

	Canadian Dollar	Buy	10/17/12	1,752,844	1,761,229	(8,385)

	Canadian Dollar	Sell	10/17/12	1,752,844	1,765,131	12,287

	Czech Koruna	Buy	10/17/12	1,748,773	1,778,492	(29,719)

	Czech Koruna	Sell	10/17/12	1,748,773	1,740,911	(7,862)

	Euro	Sell	10/17/12	4,841,494	4,688,508	(152,986)

	Hong Kong Dollar	Buy	10/17/12	1,105,516	1,105,186	330

	Indian Rupee	Buy	10/17/12	750,024	736,155	13,869

	Indian Rupee	Sell	10/17/12	750,024	711,683	(38,341)

	Japanese Yen	Sell	10/17/12	6,036,805	6,012,257	(24,548)

	Norwegian Krone	Buy	10/17/12	201,185	186,986	14,199

	Russian Ruble	Buy	10/17/12	966,934	987,901	(20,967)

	Singapore Dollar	Buy	10/17/12	4,869,689	4,806,831	62,858

	South Korean Won	Buy	10/17/12	159,260	152,190	7,070

	Swiss Franc	Buy	10/17/12	3,092,603	3,041,918	50,685

	Turkish Lira	Buy	10/17/12	707,255	696,304	10,951

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	756,914	718,748	38,166

	Brazilian Real	Buy	10/17/12	967,261	957,671	9,590

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Brazilian Real	Sell	10/17/12	$967,261	$965,455	$(1,806)

	British Pound	Sell	10/17/12	839,658	813,932	(25,726)

	Canadian Dollar	Sell	10/17/12	1,495,277	1,507,269	11,992

	Chilean Peso	Buy	10/17/12	208,395	199,116	9,279

	Czech Koruna	Buy	10/17/12	1,407,793	1,432,861	(25,068)

	Czech Koruna	Sell	10/17/12	1,407,793	1,416,746	8,953

	Euro	Sell	10/17/12	1,431,113	1,240,133	(190,980)

	Hong Kong Dollar	Buy	10/17/12	1,451,619	1,451,120	499

	Hungarian Forint	Buy	10/17/12	477,633	467,258	10,375

	Hungarian Forint	Sell	10/17/12	477,633	465,985	(11,648)

	Japanese Yen	Buy	10/17/12	4,692,720	4,670,179	22,541

	Mexican Peso	Buy	10/17/12	663,941	651,429	12,512

	New Zealand Dollar	Sell	10/17/12	968,418	966,961	(1,457)

	Norwegian Krone	Sell	10/17/12	1,627,565	1,603,337	(24,228)

	Polish Zloty	Buy	10/17/12	451,428	478,962	(27,534)

	Russian Ruble	Buy	10/17/12	966,934	988,579	(21,645)

	Singapore Dollar	Sell	10/17/12	3,196,564	3,135,791	(60,773)

	South African Rand	Sell	10/17/12	409,763	404,025	(5,738)

	South Korean Won	Buy	10/17/12	142,191	131,286	10,905

	Swedish Krona	Buy	10/17/12	485,690	460,461	25,229

	Swiss Franc	Buy	10/17/12	8,934	8,793	141

	Swiss Franc	Sell	10/17/12	8,934	8,972	38

	Taiwan Dollar	Sell	10/17/12	1,060,195	1,037,819	(22,376)

	Turkish Lira	Buy	10/17/12	1,085,506	1,071,108	14,398

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	84,088	83,341	747

	Brazilian Real	Sell	10/17/12	84,088	84,051	(37)

	British Pound	Buy	10/17/12	3,616,181	3,553,863	62,318

	Euro	Buy	10/17/12	1,593,439	1,559,588	33,851

	Euro	Sell	10/17/12	1,593,439	1,594,804	1,365

	Singapore Dollar	Buy	10/17/12	964,290	965,986	(1,696)

	Singapore Dollar	Sell	10/17/12	964,290	955,491	(8,799)

	South Korean Won	Buy	10/17/12	5,726	5,589	137

	Taiwan Dollar	Buy	10/17/12	101,402	101,412	(10)

	Taiwan Dollar	Sell	10/17/12	101,402	99,545	(1,857)

	Turkish Lira	Buy	10/17/12	44,249	43,634	615

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	921,745	895,722	26,023

	Brazilian Real	Buy	10/17/12	1,120,816	1,111,621	9,195

	Brazilian Real	Sell	10/17/12	1,120,816	1,118,806	(2,010)

	British Pound	Sell	10/17/12	3,846,441	3,815,834	(30,607)

	Canadian Dollar	Buy	10/17/12	8,396,121	8,381,543	14,578

	Canadian Dollar	Sell	10/17/12	8,396,121	8,404,044	7,923

	Chilean Peso	Buy	10/17/12	143,486	141,419	2,067

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Czech Koruna	Buy	10/17/12	$933,323	$960,603	$(27,280)

	Czech Koruna	Sell	10/17/12	933,323	930,263	(3,060)

	Euro	Buy	10/17/12	8,478,718	8,361,244	117,474

	Euro	Sell	10/17/12	8,412,914	8,420,124	7,210

	Hungarian Forint	Buy	10/17/12	554,875	541,222	13,653

	Hungarian Forint	Sell	10/17/12	554,875	544,135	(10,740)

	Japanese Yen	Buy	10/17/12	5,332,232	5,305,971	26,261

	Mexican Peso	Buy	10/17/12	331,800	331,617	183

	New Zealand Dollar	Sell	10/17/12	481,228	461,502	(19,726)

	Norwegian Krone	Buy	10/17/12	343,594	344,812	(1,218)

	Norwegian Krone	Sell	10/17/12	343,594	338,967	(4,627)

	Polish Zloty	Buy	10/17/12	979,628	985,497	(5,869)

	Polish Zloty	Sell	10/17/12	979,628	942,690	(36,938)

	Singapore Dollar	Sell	10/17/12	951,334	936,262	(15,072)

	South African Rand	Buy	10/17/12	75,706	64,183	11,523

	South Korean Won	Buy	10/17/12	140,896	124,959	15,937

	Swedish Krona	Buy	10/17/12	1,589,046	1,570,709	18,337

	Swiss Franc	Buy	10/17/12	9,997	9,838	159

	Swiss Franc	Sell	10/17/12	9,997	10,040	43

	Taiwan Dollar	Sell	10/17/12	1,290,696	1,265,908	(24,788)

	Thai Baht	Buy	10/17/12	590,596	581,651	8,945

	Turkish Lira	Buy	10/17/12	234,067	216,871	17,196

UBS AG

	Australian Dollar	Buy	10/17/12	5,896,594	5,805,774	90,820

	British Pound	Buy	10/17/12	2,149,040	2,059,000	90,040

	Canadian Dollar	Sell	10/17/12	1,750,810	1,737,804	(13,006)

	Czech Koruna	Buy	10/17/12	1,397,743	1,422,219	(24,476)

	Czech Koruna	Sell	10/17/12	1,397,743	1,401,945	4,202

	Euro	Buy	10/17/12	9,006,822	8,968,168	38,654

	Hungarian Forint	Buy	10/17/12	469,075	459,298	9,777

	Hungarian Forint	Sell	10/17/12	469,075	477,903	8,828

	Indian Rupee	Buy	10/17/12	750,024	735,848	14,176

	Indian Rupee	Sell	10/17/12	750,024	713,496	(36,528)

	Japanese Yen	Sell	10/17/12	10,773,224	10,729,273	(43,951)

	Mexican Peso	Buy	10/17/12	2,234	36,114	(33,880)

	New Zealand Dollar	Sell	10/17/12	912,032	912,910	878

	Norwegian Krone	Buy	10/17/12	7,045,810	6,962,630	83,180

	Philippines Peso	Buy	10/17/12	595,071	591,320	3,751

	Russian Ruble	Buy	10/17/12	966,934	987,933	(20,999)

	Singapore Dollar	Sell	10/17/12	1,234,901	1,215,005	(19,896)

	South African Rand	Sell	10/17/12	1,807,427	1,830,981	23,554

	Swedish Krona	Buy	10/17/12	1,646,779	1,662,023	(15,244)

	Swedish Krona	Sell	10/17/12	1,646,779	1,646,006	(773)

	Swiss Franc	Buy	10/17/12	89,232	87,781	1,451

86 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $378,613,392) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Taiwan Dollar	Sell	10/17/12	$529,887	$495,293	$(34,594)

	Thai Baht	Buy	10/17/12	590,593	581,583	9,010

	Turkish Lira	Buy	10/17/12	969,915	956,846	13,069

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	3,011,390	2,971,241	40,149

	British Pound	Sell	10/17/12	6,905,540	6,793,075	(112,465)

	Canadian Dollar	Buy	10/17/12	2,395,391	2,430,787	(35,396)

	Canadian Dollar	Sell	10/17/12	2,395,391	2,406,294	10,903

	Euro	Buy	10/17/12	9,335,201	9,350,357	(15,157)

	Euro	Sell	10/17/12	9,335,229	9,175,860	(159,369)

	Japanese Yen	Sell	10/17/12	3,084,445	3,072,256	(12,189)

	Mexican Peso	Buy	10/17/12	832,727	836,896	(4,169)

	Swedish Krona	Buy	10/17/12	3,956	3,865	91

	Swedish Krona	Sell	10/17/12	3,956	3,976	20

Total						$(128,448)

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 3 yr (Short)	32	$3,668,340	Dec-12	$(19,846)

Canadian Government Bond
10 yr (Long)	22	3,072,078	Dec-12	26,977

Euro STOXX 50 Index (Short)	563	17,761,508	Dec-12	656,561

FTSE 100 Index (Short)	324	29,890,129	Dec-12	605,991

Japanese Government Bond
10 yr (Short)	3	5,542,927	Dec-12	(19,623)

Japanese Government Bond
10 yr Mini (Long)	23	4,251,051	Dec-12	17,271

MSCI EAFE Index Mini (Long)	60	4,494,600	Dec-12	(141,677)

NASDAQ 100 Index E-Mini (Short)	420	23,452,800	Dec-12	87,511

OMXS 30 Index (Short)	268	4,385,885	Oct-12	111,585

Russell 2000 Index Mini (Short)	107	8,928,080	Dec-12	57,514

S&P 500 Index (Long)	12	4,302,600	Dec-12	(11,024)

S&P 500 Index E-Mini (Long)	4,727	338,973,170	Dec-12	368,706

S&P 500 Index E-Mini (Short)	1,584	113,588,640	Dec-12	(129,888)

S&P Mid Cap 400 Index E-Mini (Long)	1,004	99,044,600	Dec-12	(1,697,020)

SGX MSCI Singapore Index (Short)	36	2,065,189	Oct-12	6,864

SPI 200 Index (Long)	68	7,730,792	Dec-12	(25,005)

SPI 200 Index (Short)	54	6,139,158	Dec-12	26,355

Tokyo Price Index (Short)	151	14,221,553	Dec-12	(194,361)

U.S. Treasury Bond 30 yr (Long)	170	25,393,750	Dec-12	(113,870)

U.S. Treasury Bond Ultra 30 yr (Long)	23	3,800,031	Dec-12	(43,512)

U.S. Treasury Note 2 yr (Long)	118	26,022,688	Dec-12	12,963

Dynamic Asset Allocation Growth Fund 87

FUTURES CONTRACTS OUTSTANDING at 9/30/12 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Short)	162	$35,726,063	Dec-12	$(18,026)

U.S. Treasury Note 5 yr (Long)	188	23,430,969	Dec-12	86,244

U.S. Treasury Note 5 yr (Short)	411	51,224,086	Dec-12	(199,859)

U.S. Treasury Note 10 yr (Long)	73	9,744,359	Dec-12	45,627

U.S. Treasury Note 10 yr (Short)	122	16,285,094	Dec-12	(64,372)

Total				$(567,914)

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	20,867	Nov-12/134.00	$16,058

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$5,935,733	Aug-16/4.35	905,241

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	3,616,372	Aug-16/4.28	87,509

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	3,616,372	Aug-16/4.28	531,364

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	991,517	Jul-16/4.67	19,049

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026. E	991,517	Jul-16/4.67	182,086

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,276,607	Jul-16/4.80	22,653

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026. E	1,276,607	Jul-16/4.80	247,786

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	4,495,597	Jun-16/4.89	32,566

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.39% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,495,597	Jun-16/4.39	498,899

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	4,355,295	May-16/4.745	32,543

88 Dynamic Asset Allocation Growth Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	$4,355,295	May-16/4.745	$555,252

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	735,127	May-16/4.11	70,799

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,568,578	Jun-16/5.12	29,869

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021. E	735,127	May-16/5.11	4,781

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,568,578	Jun-16/4.12	441,128

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	2,851,997	May-16/4.7575	20,249

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,888,239	May-16/4.77	80,421

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	2,851,997	May-16/4.7575	353,362

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	10,888,239	May-16/4.77	1,357,622

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	939,055	May-16/4.60	7,705

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	939,055	May-16/4.60	109,586

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	18,028,331	Apr-16/5.02	253,118

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	18,028,331	Apr-16/5.02	3,730,927

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,197,000	Oct-12/1.75	9,037

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	943,752	May-16/4.86	6,864

Dynamic Asset Allocation Growth Fund 89

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $10,663,051) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	$943,752	May-16/4.36	$100,629

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,197,000	Oct-12/1.75	5,518

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate of
4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	4,467,054	Jun-16/4.575	37,438

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	4,467,054	Jun-16/4.575	515,820

Total			$10,265,879

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $1,041,094)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$1,000,000	10/11/12	$1,055,547

Total			$1,055,547

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$3,671,000	$—	5/14/14	0.58%	3 month USD-
				LIBOR-BBA	$(19,253)

270,000	—	5/14/17	1.0925%	3 month USD-
				LIBOR-BBA	(5,885)

242,000	6,423	6/20/22	2.183%	3 month USD-
				LIBOR-BBA	(6,615)

Barclay’s Bank, PLC
13,407,000 E	11,034	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(7,199)

188,000 E	(158)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	98

911,000 E	(56,435)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(10,858)

28,376,000 E	307,018	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	260,764

582,000 E	(2,313)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	(1,365)

3,805,000 E	(788)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	11,198

90 Dynamic Asset Allocation Growth Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$6,500,000	$—	9/13/14	3 month USD-
				LIBOR-BBA	0.389%	$2,373

	12,500,000	—	9/13/17	3 month USD-
				LIBOR-BBA	0.8075%	30,680

	1,000,000	—	9/13/22	3 month USD-
				LIBOR-BBA	1.7823%	8,652

	1,800,000	—	9/13/42	3 month USD-
				LIBOR-BBA	2.633%	11,713

GBP	2,287,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(548,013)

Citibank, N.A.
	$217,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	6,701

	4,187,000 E	995	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(4,700)

	7,669,000 E	(8,835)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(32,992)

	5,196,000 E	(40,530)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(32,061)

	767,000 E	(32,527)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	5,846

Credit Suisse International
	77,631,000 E	(86,296)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	19,284

	81,569,000 E	(11,824)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	245,118

	643,000 E	59,637	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	27,468

	27,641,000 E	33,446	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(4,146)

	3,103,000 E	853	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(8,921)

	3,491,000 E	(227,356)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(52,701)

	932,000 E	16,238	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	14,719

	24,931,000 E	(318,799)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(278,162)

MXN	23,310,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	147,695

Deutsche Bank AG
	$110,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	3,321

	100,092,000 E	97,903	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(38,222)

Dynamic Asset Allocation Growth Fund 91

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
	$4,032,000 E	$(1,251)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	$11,450

	2,710,000 E	(25,496)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(21,079)

KRW	2,074,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(62,038)

MXN	23,310,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	154,522

Goldman Sachs International
	$21,374,000 E	(14,725)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	14,344

	2,730,000 E	(5,219)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(13,819)

	17,212,000 E	(270,885)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(242,830)

	2,924,000 E	207,813	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	61,525

GBP	2,287,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	257,714

JPMorgan Chase Bank NA
	$87,240,000 E	(159,110)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(433,916)

	134,000 E	40	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	259

	15,190,000 E	343,528	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	318,768

	1,110,000 E	(112,249)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(56,716)

CAD	2,400,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(67,382)

CAD	3,583,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	30,848

MXN	8,850,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(53,059)

MXN	11,445,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(68,474)

MXN	3,330,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	22,758

MXN	42,045,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(160,850)

MXN	12,390,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	70,112

UBS AG
CHF	15,261,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(97,674)

Total						$(591,000)

E Extended effective date.

92 Dynamic Asset Allocation Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$9,018		1/12/38	6.50% (1 month	Synthetic TRS	$(43)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

49,703		1/12/38	(6.50%) 1 month	Synthetic MBX	(117)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

4,420,000		4/7/16	(2.63%)	USA Non Revised	(102,796)
				Consumer Price
				Index-Urban (CPI-U)

115,356		1/12/40	5.00% (1 month	Synthetic MBX	415
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,003,327		1/12/40	4.50% (1 month	Synthetic MBX	(1,666)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

2,034,933		1/12/41	5.00% (1 month	Synthetic MBX	7,323
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,016,424		1/12/41	5.00% (1 month	Synthetic MBX	3,658
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

193,840		1/12/40	5.00% (1 month	Synthetic MBX	698
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

629,454		1/12/40	5.00% (1 month	Synthetic MBX	2,266
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

456,156		1/12/40	5.00% (1 month	Synthetic MBX	1,642
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
1,128,356		1/12/41	5.00% (1 month	Synthetic MBX	4,060
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	406	2/13/13	(3 month USD-	A basket	1,296,695
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

baskets	172	2/13/13	3 month USD-	A basket	548,486
			LIBOR-BBA	(CGPUTQL2)
			plus 0.10%	of common stocks

Dynamic Asset Allocation Growth Fund 93

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
units	9,015	2/13/13	3 month USD-	Russell 1000	$(1,043,699)
			LIBOR-BBA	Total Return Index
			minus 0.15%

units	4,841	2/13/13	3 month USD-	Russell 1000	(560,436)
			LIBOR-BBA	Total Return Index
			minus 0.15%

Credit Suisse International
$4,254,444		1/12/41	4.50% (1 month	Synthetic MBX	17,520
			USD-LIBOR)	Index 4.50%
				30 year Ginnie Mae II
				pools

Goldman Sachs International
2,530,000		3/1/16	2.47%	USA Non Revised	32,966
				Consumer Price
				Index-Urban (CPI-U)

1,897,500		3/3/16	2.45%	USA Non Revised	23,425
				Consumer Price
				Index-Urban (CPI-U)

84,306		1/12/38	6.50% (1 month	Synthetic TRS	(398)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

3,611,911		1/12/41	4.00% (1 month	Synthetic TRS	(98,543)
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,921		1/12/38	6.50% (1 month	Synthetic TRS	(33)
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

88,710		1/12/38	(6.50%) 1 month	Synthetic MBX	(209)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

106,536		1/12/38	(6.50%) 1 month	Synthetic MBX	(251)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,010,966		1/12/38	(6.50%) 1 month	Synthetic MBX	(4,738)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,710,000		4/3/17	2.3225%	USA Non Revised	12,517
				Consumer Price
				Index-Urban (CPI-U)

1,710,000		4/4/17	2.35%	USA Non Revised	15,048
				Consumer Price
				Index-Urban (CPI-U)

94 Dynamic Asset Allocation Growth Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty/		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,710,000		4/5/17	2.355%	USA Non Revised	$15,527
				Consumer Price
				Index-Urban (CPI-U)

1,710,000		4/5/22	2.66%	USA Non Revised	16,756
				Consumer Price
				Index-Urban (CPI-U)

GBP	1,067,000	3/30/17	(3.0925%)	GBP Non-revised	(49,588)
				UK Retail Price
				Index

GBP	1,067,000	4/2/17	(3.085%)	GBP Non-revised	(54,429)
				UK Retail Price
				Index

GBP	2,134,000	9/20/17	2.6625%	GBP Non-revised	10,676
				UK Retail Price
				Index

GBP	1,067,000	9/21/17	2.66%	GBP Non-revised	5,105
				UK Retail Price
				Index

GBP	1,067,000	4/3/17	(3.09%)	GBP Non-revised	(54,895)
				UK Retail Price
				Index

GBP	1,067,000	4/3/22	(3.21%)	GBP Non-revised	(108,238)
				UK Retail Price
				Index

JPMorgan Chase Bank NA
shares	966,887	10/22/12	(3 month USD-	iShares MSCI	3,607,912
			LIBOR-BBA plus	Emerging Markets
			0.04%)	Index

Total					$3,542,616

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
18 Index	BBB+/P	$15,240	$3,745,000	6/20/17	100 bp	$32,900

DJ CDX NA IG Series
18 Index	BBB+/P	(1,017)	465,000	6/20/17	100 bp	1,175

Citibank, N.A.
DJ CDX NA IG Series
18 Index	BBB+/P	10,302	985,000	6/20/17	100 bp	14,947

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(10,504)	1,180,000	12/20/19	(100 bp)	188,831

DJ CDX NA HY Series
18 Index	B+/P	1,054,200	29,818,800	6/20/17	500 bp	1,258,094

Dynamic Asset Allocation Growth Fund 95

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
DJ CDX NA IG Series
18 Index	BBB+/P	$45,868	$5,375,000	6/20/17	100 bp	$71,214

DJ CDX NA IG Series
18 Index	BBB+/P	618	590,000	6/20/17	100 bp	3,401

Deutsche Bank AG
DJ CDX NA HY Series
18 Index	B+/P	1,126,361	42,479,910	6/20/17	500 bp	1,416,830

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 435,000	9/20/13	715 bp	38,353

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	477 bp	33,826

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 605,000	9/20/13	535 bp	38,404

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—	$340,000	9/20/13	495 bp	14,624

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	162,908	6,143,940	6/20/17	500 bp	204,919

Total						$3,317,518

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

96 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$33,545,880	$22,248,640	$—

Capital goods	34,167,194	14,094,899	—

Communication services	33,498,407	11,116,135	—

Conglomerates	17,725,699	2,467,256	—

Consumer cyclicals	76,609,108	25,258,833	6

Consumer staples	59,669,625	20,678,950	4,643

Energy	65,267,651	18,658,624	—

Financials	103,229,697	50,622,846	—

Health care	74,318,170	18,828,044	—

Technology	144,416,510	16,656,226	—

Transportation	5,724,444	5,314,122	—

Utilities and power	17,303,249	7,544,634	—

Total common stocks	665,475,634	213,489,209	4,649
Asset-backed securities	—	1,737	—

Commodity linked notes	—	13,158,476	—

Convertible bonds and notes	—	843,644	—

Convertible preferred stocks	145,860	490,980	—

Corporate bonds and notes	—	196,748,818	—

Foreign government and agency bonds and notes	—	11,175,549	—

Investment companies	11,769,729	242,135	—

Mortgage-backed securities	—	41,600,369	—

Municipal bonds and notes	—	208,318	—

Preferred stocks	112,255	1,291,833	—

Purchased options outstanding	—	9,327,410	—

Senior loans	—	5,454,328	—

U.S. government and agency mortgage obligations	—	66,581,088	—

Warrants	2,092	1,815	9,835

Short-term investments	335,063,936	90,468,843	—

Totals by level	$1,012,569,506	$651,084,552	$14,484

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(128,448)	$—

Futures contracts	(567,914)	—	—

Written options	—	(10,265,879)	—

TBA sale commitments	—	(1,055,547)	—

Interest rate swap contracts	—	(301,132)	—

Total return swap contracts	—	3,542,616	—

Credit default contracts	—	913,542	—

Totals by level	$(567,914)	$(7,294,848)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 97

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $2,039,175 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,213,096,114)	$1,335,940,878
Affiliated issuers (identified cost $327,727,664) (Notes 1 and 6)	327,727,664

Cash	509,454

Foreign currency (cost $3,072,383) (Note 1)	2,863,660

Dividends, interest and other receivables	6,064,456

Receivable for shares of the fund sold	1,606,736

Receivable for investments sold	15,276,251

Receivable for sales of delayed delivery securities (Note 1)	1,041,927

Unrealized appreciation on swap contracts (Note 1)	10,678,143

Unrealized appreciation on forward currency contracts (Note 1)	2,424,332

Premium paid on swap contracts (Note 1)	1,386,317

Total assets	1,705,519,818

LIABILITIES

Payable for variation margin (Note 1)	478,837

Payable for investments purchased	16,015,039

Payable for purchases of delayed delivery securities (Note 1)	65,491,260

Payable for shares of the fund repurchased	9,979,391

Payable for compensation of Manager (Note 2)	788,884

Payable for investor servicing fees (Note 2)	434,223

Payable for custodian fees (Note 2)	119,967

Payable for Trustee compensation and expenses (Note 2)	301,510

Payable for administrative services (Note 2)	6,875

Payable for distribution fees (Note 2)	932,433

Unrealized depreciation on forward currency contracts (Note 1)	2,552,780

Written options outstanding, at value (premiums $10,663,051) (Notes 1 and 3)	10,265,879

Premium received on swap contracts (Note 1)	3,500,425

Unrealized depreciation on swap contracts (Note 1)	4,409,009

TBA sale commitments, at value (proceeds receivable $1,041,094) (Note 1)	1,055,547

Collateral on securities loaned, at value (Note 1)	2,166,004

Collateral on certain derivative contracts, at value (Note 1)	9,502,276

Other accrued expenses	411,215

Total liabilities	128,411,554

Net assets	$1,577,108,264

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,635,752,226

Distributions in excess of net investment income (Note 1)	(2,465,423)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(184,691,355)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	128,512,816

Total — Representing net assets applicable to capital shares outstanding	$1,577,108,264

(Continued on next page)

98 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,111,788,930 divided by 82,536,535 shares)	$13.47

Offering price per class A share (100/94.25 of $13.47)*	$14.29

Net asset value and offering price per class B share ($126,619,519 divided by 9,602,526 shares)**	$13.19

Net asset value and offering price per class C share ($127,911,773 divided by 9,908,306 shares)**	$12.91

Net asset value and redemption price per class M share ($25,302,877 divided by 1,915,744 shares)	$13.21

Offering price per class M share (100/96.50 of $13.21)*	$13.69

Net asset value, offering price and redemption price per class R share
($15,264,893 divided by 1,152,605 shares)	$13.24

Net asset value, offering price and redemption price per class R5 share
($10,627 divided by 782 shares)†	$13.58

Net asset value, offering price and redemption price per class R6 share
($10,627 divided by 782 shares)†	$13.58

Net asset value, offering price and redemption price per class Y share
($170,199,018 divided by 12,531,300 shares)	$13.58

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 99

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Dividends (net of foreign tax of $712,152)	$20,865,642

Interest (including interest income of $299,511 from investments in affiliated issuers) (Note 6)	19,931,150

Securities lending (Note 1)	122,500

Total investment income	40,919,292

EXPENSES

Compensation of Manager (Note 2)	9,409,513

Investor servicing fees (Note 2)	2,889,589

Custodian fees (Note 2)	321,957

Trustee compensation and expenses (Note 2)	131,751

Administrative services (Note 2)	47,207

Distribution fees (Note 2)	5,589,170

Other	813,978

Total expenses	19,203,165
Expense reduction (Note 2)	(103,809)

Net expenses	19,099,356

Net investment income	21,819,936

Net realized gain on investments (net of foreign tax of $5,864) (Notes 1 and 3)	64,417,485

Net realized loss on swap contracts (Note 1)	(5,338,097)

Net realized gain on futures contracts (Note 1)	60,082,577

Net realized loss on foreign currency transactions (Note 1)	(1,507,144)

Net realized loss on written options (Notes 1 and 3)	(5,153,593)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,729,661)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	212,832,331

Net gain on investments	322,603,898

Net increase in net assets resulting from operations	$344,423,834

The accompanying notes are an integral part of these financial statements.

100 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$21,819,936	$24,735,289

Net realized gain on investments
and foreign currency transactions	112,501,228	95,820,531

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	210,102,670	(177,181,369)

Net increase (decrease) in net assets resulting
from operations	344,423,834	(56,625,549)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(3,359,117)	(43,801,232)

Class B	—	(5,116,040)

Class C	—	(4,215,119)

Class M	—	(975,553)

Class R	(9,736)	(512,268)

Class R5	—	—

Class R6	—	—

Class Y	(912,638)	(6,748,213)

Increase in capital from settlement payments (Note 9)	—	71,106

Decrease from capital share transactions (Note 4)	(197,596,035)	(125,435,755)

Total increase (decrease) in net assets	142,546,308	(243,358,623)

NET ASSETS

Beginning of year	1,434,561,956	1,677,920,579

End of year (including distributions in excess of net investment
income $2,465,423 and $8,012,466, respectively)	$1,577,108,264	$1,434,561,956

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 101

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) a	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) c	net assets (%)	turnover (%) d

Class A
September 30, 2012	$10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	$13.47	25.24	$1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— e,f	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— e	— e,g	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— e	— e,h	11.03	2.31	1,127,303	1.22 i,j	2.09 i	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— e	—	11.30	(23.82)	1,338,008	1.13 i	2.08 i	113

Class B
September 30, 2012	$10.60	.09	2.50	2.59	—	—	—	—	—	$13.19	24.43	$126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— e,f	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— e	— e,g	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— e	— e,h	10.85	1.64	201,795	1.97 i,j	1.34 i	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— e	—	11.05	(24.38)	269,312	1.88 i	1.30 i	113

Class C
September 30, 2012	$10.38	.09	2.44	2.53	—	—	—	—	—	$12.91	24.37	$127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— e,f	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— e	— e,g	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— e	— e,h	10.66	1.63	134,572	1.97 i,j	1.34 i	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— e	—	10.87	(24.37)	167,237	1.88 i	1.31 i	113

Class M
September 30, 2012	$10.59	.12	2.50	2.62	—	—	—	—	—	$13.21	24.74	$25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— e,f	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— e	— e,g	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— e	— e,h	10.86	1.84	29,912	1.72 i,j	1.58 i	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— e	—	11.09	(24.15)	37,313	1.63 i	1.57 i	113

Class R
September 30, 2012	$10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	$13.24	25.00	$15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— e,f	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— e	— e,g	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— e	— e,h	10.88	1.97	10,844	1.47 i,j	1.85 i	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— e	—	11.16	(24.08)	8,950	1.38 i	1.88 i	113

Class R5
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26*	$11	.21*	.43*	120

Class R6
September 30, 2012†	$12.78	.06	.74	.80	—	—	—	—	—	$13.58	6.26*	$11	.18*	.45*	120

Class Y
September 30, 2012	$10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	$13.58	25.58	$170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— e,f	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— e	— e,g	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— e	— e,h	11.12	2.43	240,911	.97 i,j	2.41 i	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— e	—	11.42	(23.55)	166,154	.88 i	2.30 i	113

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

102 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 103

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Growth Fund (the fund) (which changed its name from Putnam Asset Allocation: Growth Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments).

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1

Dynamic Asset Allocation Growth Fund 105

securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities

106 Dynamic Asset Allocation Growth Fund

experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $284,700,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

Dynamic Asset Allocation Growth Fund 107

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $741,600,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $217,000,000 on total return swap contracts for the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,867,000,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily

108 Dynamic Asset Allocation Growth Fund

based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,935,269 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,137,267 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $7,725,394.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments

Dynamic Asset Allocation Growth Fund 109

are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,053,539. The fund received cash collateral of $2,166,004.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

110 Dynamic Asset Allocation Growth Fund

At September 30, 2012, the fund had a capital loss carryover of $179,274,065 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration

$66,936,358	N/A	$66,936,358	September 30, 2017

112,337,707	N/A	112,337,707	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts, and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $11,991,402 to decrease undistributed net investment income, $92,730 to decrease paid-in-capital and $12,084,132 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$165,259,873
Unrealized depreciation	(47,433,928)

Net unrealized appreciation	117,825,945
Undistributed ordinary income	4,784,159
Capital loss carryforward	(179,274,065)
Cost for federal income tax purposes	$1,545,842,597

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments

Dynamic Asset Allocation Growth Fund 111

under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$2,033,276
Class B	247,781
Class C	233,194
Class M	48,348
Class R	27,321
Class R5	4
Class R6	1
Class Y	299,664
Total	$2,889,589

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,536 under the expense offset arrangements and by $100,273 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,207, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension

112 Dynamic Asset Allocation Growth Fund

liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,735,056
Class B	1,330,100
Class C	1,255,224
Class M	195,104
Class R	73,686
Class R5	—
Class R6	—
Total	$5,589,170

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $194,439 and $2,085 from the sale of class A and class M shares, respectively, and received $98,670 and $5,491 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $304 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $1,376,417,939 and $1,502,409,341, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written equity	Written
		option contract	swap option	option contract	equity option
		amounts	premiums	amounts	premiums

Written options outstanding
at the beginning of the	USD	297,394,344	$13,992,202	—	$—
reporting period	CHF	13,400,000	$17,989	—	—

Options opened	USD	256,023,375	14,886,603	20,867	15,024
	CHF	—	—	—	—

Options exercised	USD	(92,001,213)	(1,965,203)	—	—
	CHF	—	—	—	—

Options expired	USD	—	—	—	—
	CHF	—	—	—	—

Options closed	USD	(336,771,731)	(16,265,575)	—	—
	CHF	(13,400,000)	(17,989)	—	—

Written options outstanding
at the end of the
reporting period	USD	124,644,775	$10,648,027	20,867	$15,024

Dynamic Asset Allocation Growth Fund 113

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,906,238	$86,365,519	10,369,246	$129,070,996

Shares issued in connection with
reinvestment of distributions	279,952	3,205,456	3,413,788	41,375,107

	7,186,190	89,570,975	13,783,034	170,446,103

Shares repurchased	(17,742,423)	(221,330,460)	(19,762,973)	(246,131,232)

Net decrease	(10,556,233)	$(131,759,485)	(5,979,939)	$(75,685,129)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	687,279	$8,383,690	1,091,020	$13,377,521

Shares issued in connection with
reinvestment of distributions	—	—	400,244	4,794,919

	687,279	8,383,690	1,491,264	18,172,440

Shares repurchased	(3,412,704)	(41,841,800)	(4,389,684)	(53,907,484)

Net decrease	(2,725,425)	$(33,458,110)	(2,898,420)	$(35,735,044)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	857,477	$10,323,810	1,525,962	$18,353,737

Shares issued in connection with
reinvestment of distributions	—	—	311,665	3,655,835

	857,477	10,323,810	1,837,627	22,009,572

Shares repurchased	(2,071,945)	(24,733,246)	(2,623,691)	(31,460,687)

Net decrease	(1,214,468)	$(14,409,436)	(786,064)	$(9,451,115)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	229,200	$2,742,457	196,901	$2,412,124

Shares issued in connection with
reinvestment of distributions	—	—	79,829	953,962

	229,200	2,742,457	276,730	3,366,086

Shares repurchased	(522,412)	(6,451,903)	(609,890)	(7,509,687)

Net decrease	(293,212)	$(3,709,446)	(333,160)	$(4,143,601)

114 Dynamic Asset Allocation Growth Fund

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	338,649	$4,157,762	314,223	$3,829,557

Shares issued in connection with
reinvestment of distributions	859	9,692	42,757	510,517

	339,508	4,167,454	356,980	4,340,074

Shares repurchased	(433,052)	(5,323,292)	(296,052)	(3,653,772)

Net increase (decrease)	(93,544)	$(1,155,838)	60,928	$686,302

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5	Shares	Amount

Shares sold	782	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	782	10,000

Shares repurchased	—	—

Net increase	782	$10,000

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6	Shares	Amount

Shares sold	782	$10,000

Shares issued in connection with
reinvestment of distributions	—	—

	782	10,000

Shares repurchased	—	—

Net increase	782	$10,000

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,151,673	$39,565,532	5,289,430	$66,460,901

Shares issued in connection with
reinvestment of distributions	78,133	900,090	545,903	6,660,012

	3,229,806	40,465,622	5,835,333	73,120,913

Shares repurchased	(4,272,458)	(53,589,342)	(6,178,232)	(74,228,081)

Net decrease	(1,042,652)	$(13,123,720)	(342,899)	$(1,107,168)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	782	100.00%	$10,627

Class R6	782	100.00	10,627

Dynamic Asset Allocation Growth Fund 115

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$913,542	Payables	$—

Foreign exchange
contracts	Receivables	2,424,332	Payables	2,552,780

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	7,415,704*	Unrealized depreciation	3,819,168*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	11,218,818*	Unrealized depreciation	13,066,511*

Total		$21,972,396		$19,438,459

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$8,068,662	$8,068,662

Foreign exchange
contracts	—	—	(1,709,651)	—	$(1,709,651)

Equity contracts	—	56,280,896	—	(9,813,044)	$46,467,852

Interest rate contracts	(8,455,234)	3,801,681	—	(3,593,715)	$(8,247,268)

Total	$(8,455,234)	$60,082,577	$(1,709,651)	$(5,338,097)	$44,579,595

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants*	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$5,973,007	$5,973,007

Foreign exchange
contracts	—	—	—	(2,455,684)	—	$(2,455,684)

Equity contracts	1,290	1,227	17,226,936	—	13,544,412	$30,773,865

Interest rate contracts	2,234,650	—	(1,981,131)	—	8,904,434	$9,157,953

Total	$2,235,940	$1,227	$15,245,805	$(2,455,684)	$28,421,853	$43,449,141

* For the reporting period, the transaction volume for warrants was minimal.

116 Dynamic Asset Allocation Growth Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership or control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$232,267,965	$571,200,199	$477,906,504	$299,511	$325,561,660

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $69,500 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $1,606 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

Dynamic Asset Allocation Growth Fund 117

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

118 Dynamic Asset Allocation Growth Fund

Federal tax information (Unaudited)

The fund designated 100.00% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,281,490 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Dynamic Asset Allocation Growth Fund 119

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis
Born 1940, Trustee since 2001
Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

120 Dynamic Asset Allocation Growth Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 121

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

122 Dynamic Asset Allocation Growth Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Dynamic Asset Allocation Growth Fund 123

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

124 Dynamic Asset Allocation Growth Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN058
277554 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$229,014	$--	$33,559	$3,084
September 30, 2011	$232,703	$--	$24,007	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $198,652 and $413,099 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PABAX

Putnam Dynamic Asset Allocation Balanced Fund

Annual report
9|30|12

A world of investing.™
Putnam INVESTMENTS
ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Balanced Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	21

Federal tax information	121

About the Trustees	122

Officers	124

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Balanced Fund

A diversified portfolio pursuing a balance of growth and income

Putnam Dynamic Asset Allocation Balanced Fund is designed for investors seeking total return. The fund's target mix of 60% stocks and 40% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset. The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential.

Diversified portfolios outperformed over the last market cycle

Performance comparison of stocks with diversified portfolios
October 2007 to April 2011

Total return during the bear market
(10/9/07 to 3/9/09)
-56%
-35%
-13%
Total return during the bull market
(3/9/09 to 4/30/11)
118%
70%
36%
Total return during the full market cycle
(10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75
Stocks
60/40
25/75
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11. Past performance is no guarantee of future results.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Jeffrey L. Knight, CFA
(industry since 1987)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Balanced Blended Benchmark is administered by Putnam Management and comprises 50% Russell 3000 Index, 35% Barclays U.S. Aggregate Bond Index, 10% MSCI EAFE Index (ND), and 5% JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Balanced Fund

Interview with your fund’s portfolio manager

Jeff, after robust market gains in the first half of the fund’s fiscal year, the second half of the reporting period was much more subdued. What caused this transition?

It’s important to remember the backdrop. Three large macroeconomic risks loomed throughout the past year: Investors feared a double-dip recession in the United States, a credit-market crisis in Europe, and the possibility of a hard economic landing in China. These fears generally dominated markets at the outset of the year, and as data and investor sentiment changed in subsequent months, market performance seesawed.

A rally began in the final months of calendar year 2011 on signs of relatively strong growth in the U.S. economy, and action by the European Central Bank [ECB] in November 2011 to address its combined banking and sovereign debt crisis. The climate changed later, however, when investors recognized a real slowing in the pace of economic growth in the United States and the world. Real U.S. GDP grew at a 4.1% rate in the final three months of 2011, but only half that pace in the first three months of 2012. Market volatility jumped, and the prices of stocks and commodities retreated. This downward trend remained in place until the closing months of the fund’s fiscal year. Markets rose again in August and September after central banks acted to provide additional policy actions targeting stronger, more stable growth.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Asset Allocation Balanced Fund	5

Did you change the fund’s positions when market conditions deteriorated?

We employed the fund’s flexibility to adjust weightings to some degree, while still maintaining the standard, broad diversification that is an essential part of the fund’s philosophy. For example, as the fiscal year began in October 2011, the fund had an underweight position to international equities. The sovereign debt risk in the eurozone created the possibility that a bank could become insolvent and potentially lead to a widespread deleveraging crisis as in the Lehman Brothers’ collapse in 2008. In November, the ECB helped to reduce this risk by introducing the Long-Term Refinancing Operation to provide banks with short-term funding.

By January, we had changed our defensive posture to take on more risk, and this matched the sentiment of the period. The fund benefited from robust advances in the stock market, including Europe, and from the solid performance of high-yield securities. After big gains through March lifted market valuations, we moderated the stance again, particularly with regard to commodities. This move helped the fund avoid a major slide in commodities prices. A variety of factors can influence commodity performance, but softening demand in China played a role in the past year.

What were the strengths and weaknesses in fund performance for the year as a whole?

Putnam Dynamic Asset Allocation Balanced Fund’s robust performance can be attributed to several sources. U.S. high-yield securities contributed significantly. We favored this sector because we believed it offered an unusual combination of attractive yield spreads and solid corporate credit fundamentals. The corporate default rate has remained below its historical average in the past couple of years, and we think this may continue.

For the year as a whole, the high-yield sector significantly outperformed government bonds. We favored high-yield bonds over government bonds, which offered relatively little total return performance potential, we believed, relative to their vulnerability to

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Balanced Fund

rising interest rates. The fund had exposure to government bonds as well because they tend to be less volatile than risk assets and have the potential to help stabilize fund performance.

Our stock selection decisions within our equity weightings also helped performance. This was true across a variety of stocks, including large caps and small caps, and growth and value styles. Our results were somewhat stronger in the United States, while our international positions had more mixed results, given the ups and downs of these markets. For the year, U.S. stocks significantly outperformed international stocks, in both developed and developing markets. In addition to owning equity securities, we can use futures contracts to manage exposure to market risk or to equitize cash holdings. As the U.S. dollar generally appreciated against other major currencies during the period, the fund had a variety of hedging positions in an effort to reduce foreign exposure risk or to gain exposure to particular currencies.

One area of weakness involved our positioning in non-agency mortgage-backed securities, which experienced periods of poor performance when the fear of a deleveraging event in Europe was particularly high. This was the case early in the period and again during the downturn during the spring months. They have since rallied and, in our view, are poised to benefit as the Fed’s efforts to add liquidity to the mortgage-backed securities market have apparently increased the risk appetite of investors. To seek to manage risks in this and other fixed-income sectors, the fund can invest in interest-rate swaps with the goals of hedging interest-rate risk, gaining exposure to rates, or hedging prepayment risk. Futures contracts can also be used to hedge prepayment or interest-rate risks, or to gain exposure to interest rates.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/12. Short-term holdings and derivatives are excluded. Holdings will vary over time.

Dynamic Asset Allocation Balanced Fund	7

Could you discuss the recent interventions by central banks around the world?

The Fed is trying to boost employment, and the ECB appears committed to preserving the euro. In September, the Fed launched QE3 — a program that will increase mortgage bond purchases to $85 billion per month until economic data improve. Similarly, the ECB has deployed its balance sheet to make unlimited purchases of sovereign bonds, which will likely help protect the euro by lowering the borrowing costs of heavily indebted governments, particularly Spain and Italy.

What effects do you think these policies will have on financial markets, and can they help accelerate global economic growth?

In the Fed’s previous efforts with QE1, QE2, and Operation Twist, the benefits were temporary, they influenced markets more than the economy, and the influence of each successive intervention lasted for a shorter length of time.

However, the latest measure may defy this trend, because the ECB is acting at the same time. The ECB has substantial heft, governing monetary policy for a 17-nation, $12.6 trillion economy, which is nearly as large as the $15.6 trillion U.S. economy.

I would add that, while monetary policy intervention can affect market conditions, it cannot change the fact that governments around the world must still take measures to deleverage their balance sheets. Many governments absorbed a huge amount of bad debt created during the previous credit cycle in order to mitigate the economic impact of the financial crisis. They are now faced with reducing this debt burden. By its nature, deleveraging is a contractionary force. Monetary policy can delay, and to some extent help alleviate, the pain, but we believe it’s likely that economic growth will remain sluggish.

When you look across stocks, bonds, and commodities, which asset classes offer the most attractive return potential?

We are currently disposed toward increasing tactical equity risk. It appears that the recent

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Dynamic Asset Allocation Balanced Fund

actions by the Fed and the ECB have made investors generally more inclined to favor risk assets.

A second reason we are inclined to favor equities is that we are pessimistic about government bonds. We have observed during the Fed’s previous quantitative easing programs that yields on interest-rate-sensitive bonds rose. We believe this might happen again, as suggested by periods of rising yields that we saw during the summer months as talk of QE3 increased.

Aside from their potential volatility, however, plain-vanilla government bonds are unattractive to us because we believe they offer relatively low return potential, in our view. Yields are low and at times have fallen to negative levels in inflation-adjusted terms. In relatively safe countries, including the United States and Germany, government bond yields today reflect a great deal of investor fear rather than a rational assessment of investment opportunities, we believe.

What risks are likely to influence financial markets?

The United States faces a fiscal contraction, or “cliff,” that would occur in 2013 if currently scheduled federal budget cuts and tax increases go into effect. While we expect that the government will act to alter the slated changes, even a mild fiscal contraction would hurt an economy that has struggled to maintain a 2% growth rate.

Also, we have concern about inflation risk as a consequence of expansive monetary policies in the United States and other regions of the world. If inflation were to rise, we would be inclined to shift from a neutral position to an overweight in commodities, an asset class that can serve as an inflation hedge.

Thank you, Jeff, for your time and insights today.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Balanced Fund	9

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10	Dynamic Asset Allocation Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5*	Class R6*	Class Y
(inceptiondates)	(2/7/94)		(2/11/94)		(9/1/94)		(2/6/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/5/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	6.61%	6.28%	5.83%	5.83%	5.78%	5.78%	6.10%	5.89%	6.33%	7.31%	7.31%	6.87%

10 years	96.63	85.41	82.73	82.73	82.19	82.19	87.15	80.66	90.99	101.47	101.52	101.49
Annual average	7.00	6.37	6.21	6.21	6.18	6.18	6.47	6.09	6.68	7.26	7.26	7.26

5 years	12.93	6.42	8.90	7.03	8.71	8.71	10.12	6.28	11.40	14.26	14.29	14.27
Annual average	2.46	1.25	1.72	1.37	1.68	1.68	1.95	1.23	2.18	2.70	2.71	2.70

3 years	35.08	27.30	32.01	29.01	31.98	31.98	33.00	28.29	33.97	36.03	36.06	36.04
Annual average	10.54	8.38	9.70	8.86	9.69	9.69	9.97	8.66	10.24	10.80	10.81	10.80

1 year	21.06	14.09	20.13	15.12	20.07	19.07	20.40	16.21	20.70	21.33	21.36	21.34

* Performance for class R5 and R6 shares, which for periods prior to their inception is derived from the historical performance of class Y shares (as described below), is shown only since 7/5/94 (the inception date of class Y).

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Class R5 and class R6 shares, available to qualified employee-benefit plans only, are sold without an initial sales charge and have no CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares, beginning with inception of the Y share class and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Balanced Fund	11

Comparative index returns For periods ended 9/30/12

			Lipper Mixed-Asset
			Target Allocation
		Putnam Balanced	Moderate Funds
	Russell 3000 Index	Blended Benchmark	category average*

Annual average
(life of fund)	8.26%	—†	6.74%

10 years	125.85	112.44%	93.37
Annual average	8.49	7.83	6.75

5 years	6.69	17.94	11.49
Annual average	1.30	3.35	2.16

3 years	45.27	33.18	27.10
Annual average	13.26	10.02	8.30

1 year	30.20	19.07	16.77

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 474, 426, 388, 204, and 36 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $18,273 and $18,219, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $18,066. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $19,099, $20,147, $20,152, and $20,149, respectively.

12	Dynamic Asset Allocation Balanced Fund

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	4		4	4	4		4	1	1	4

Income	$0.192		$0.106	$0.110	$0.137		$0.165	$0.054	$0.057	$0.220

Capital gains	—		—	—	—		—	—	—	—

Total	$0.192		$0.106	$0.110	$0.137		$0.165	$0.054	$0.057	$0.220

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/11	$9.99	$10.60	$9.95	$9.80	$9.98	$10.34	$9.93	—	—	$10.00

7/2/12*	—	—	—	—	—	—	—	$11.34	$11.34	—

9/30/12	11.89	12.62	11.84	11.65	11.87	12.30	11.81	11.90	11.90	11.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* The inception date of the R5 and R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/11	1.07%	1.82%	1.82%	1.57%	1.32%	0.76%*	0.66%*	0.82%

Annualized expense ratio for the
six-month period ended 9/30/12†	1.05%	1.80%	1.80%	1.55%	1.30%	0.77%	0.67%	0.80%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Balanced Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)), to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.34	$9.13	$9.13	$7.87	$6.60	$1.94‡	$1.69‡	$4.07

Ending value (after expenses)	$1,033.50	$1,028.80	$1,028.50	$1,030.00	$1,031.60	$1,054.10	$1,054.40	$1,033.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or, in the case of class R5 and R6 shares, the period from 7/3/12 (commencement of operations)) to 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from April 1, 2012 to September 30, 2012, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.30	$9.07	$9.07	$7.82	$6.56	$3.89	$3.39	$4.04

Ending value (after expenses)	$1,019.75	$1,016.00	$1,016.00	$1,017.25	$1,018.50	$1,021.15	$1,021.65	$1,021.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (for class R5 and R6 shares, the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an  unmanaged index of U.S. investment-grade fixed-income securities.

Dynamic Asset Allocation Balanced Fund	15

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Balanced Blended Benchmark is a benchmark administered by Putnam Management, comprising 50% the Russell 3000 Index, 35% the Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June  30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Balanced Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Dynamic Asset Allocation Balanced Fund	17

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of

18	Dynamic Asset Allocation Balanced Fund

competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does

Dynamic Asset Allocation Balanced Fund	19

not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Moderate Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 483, 433 and 398 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

20	Dynamic Asset Allocation Balanced Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Balanced Fund	21

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Balanced Fund (the “fund”) (formerly known as the Putnam Asset Allocation Fund: Balanced Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 14, 2012

22	Dynamic Asset Allocation Balanced Fund

The fund’s portfolio 9/30/12

COMMON STOCKS (45.4%)*	Shares	Value

Basic materials (2.6%)
Agnico-Eagle Mines, Ltd. (Canada)	290	$15,050

Agrium, Inc. (Canada)	715	73,974

Air Liquide SA (France)	560	69,575

Albemarle Corp.	14,165	746,212

Allied Nevada Gold Corp. †	240	9,379

Amcor, Ltd. (Australia)	5,890	47,430

American Vanguard Corp.	3,765	131,022

Andersons, Inc. (The)	376	14,160

Archer Daniels-Midland Co.	1,971	53,572

Arkema (France)	2,007	188,532

Assa Abloy AB Class B (Sweden)	20,045	650,590

Barrick Gold Corp. (Canada)	3,800	158,788

BASF SE (Germany)	18,191	1,537,094

Bemis Co., Inc.	18,981	597,337

BHP Billiton PLC (United Kingdom)	13,765	429,866

BHP Billiton, Ltd. (Australia)	23,611	809,001

Black Earth Farming, Ltd. SDR (Jersey) †	3,511	6,548

Buckeye Technologies, Inc.	6,418	205,761

Cambrex Corp. †	20,892	245,063

CF Industries Holdings, Inc.	9,132	2,029,496

Chicago Bridge & Iron Co., NV (Netherlands)	19,117	728,167

China Shanshui Cement Group, Ltd. (China)	123,000	79,855

Cliffs Natural Resources, Inc.	6,440	251,997

Cresud S.A.C.I.F. y A. ADR (Argentina)	1,430	11,683

Cytec Industries, Inc.	8,717	571,138

Domtar Corp. (Canada)	6,241	488,608

Eagle Materials, Inc.	3,887	179,813

Evraz PLC (United Kingdom)	142,461	569,546

First Resources, Ltd. (Singapore)	48,000	82,587

Fletcher Building, Ltd. (New Zealand)	2,790	16,124

FMC Corp.	280	15,512

Fortescue Metals Group, Ltd. (Australia) S	21,624	77,268

Fortune Brands Home & Security, Inc. †	32,390	874,854

Furmanite Corp. †	19,028	108,079

Georgia Gulf Corp.	2,179	78,923

Goldcorp, Inc. (Canada)	13,596	624,290

Golden Agri-Resources, Ltd. (Singapore)	180,000	96,398

GrainCorp, Ltd. (Australia)	4,151	38,559

Holcim, Ltd. (Switzerland)	280	17,840

Holmen AB Class B (Sweden)	340	9,295

Incitec Pivot, Ltd. (Australia)	11,918	36,633

Indocement Tunggal Prakarsa (Indonesia)	35,000	74,329

Innophos Holdings, Inc.	6,311	306,020

Innospec, Inc. †	7,087	240,391

International Flavors & Fragrances, Inc.	170	10,132

Dynamic Asset Allocation Balanced Fund	23

COMMON STOCKS (45.4%)* cont.	Shares	Value

Basic materials cont.
Intrepid Potash, Inc. †	1,026	$22,038

K&S AG (Germany)	2,306	113,629

Kansai Paint Co., Ltd. (Japan)	1,000	11,088

KapStone Paper and Packaging Corp. †	7,491	167,723

Koninklijke DSM NV (Netherlands)	7,886	394,217

Kraton Performance Polymers, Inc. †	3,212	83,833

Kronos Worldwide, Inc.	10,342	154,509

KWS Saat AG (Germany)	76	20,275

L.B. Foster Co. Class A	2,524	81,626

Landec Corp. †	11,514	131,835

Lanxess AG (Germany)	3,520	292,220

Linde AG (Germany)	3,135	540,443

LSB Industries, Inc. †	18,931	830,503

LyondellBasell Industries NV Class A (Netherlands)	43,069	2,224,945

Minerals Technologies, Inc.	1,261	89,443

Monsanto Co.	57,915	5,271,423

Mosaic Co. (The)	763	43,956

Newcrest Mining, Ltd. (Australia)	2,312	68,718

Newmont Mining Corp.	520	29,136

Nitto Denko Corp. (Japan)	18,500	881,062

NN, Inc. †	16,437	139,550

Nufarm, Ltd. (Australia)	5,942	37,276

Oji Holdings Corp. (Japan)	2,000	6,102

OM Group, Inc. †	5,464	101,303

Orica, Ltd. (Australia)	470	12,130

PolyOne Corp.	20,095	332,974

Potash Corp. of Saskatchewan, Inc. (Canada)	2,120	92,050

PPG Industries, Inc.	20,526	2,357,210

PT Astra Agro Lestari Tbk (Indonesia)	10,000	22,852

Randgold Resources, Ltd. (Jersey)	430	52,899

Rio Tinto PLC (United Kingdom)	17,054	797,212

Rio Tinto, Ltd. (Australia)	16,632	912,470

Royal Gold, Inc.	130	12,984

Sealed Air Corp.	21,632	334,431

Sherwin-Williams Co. (The)	150	22,340

Sigma-Aldrich Corp.	220	15,838

Sika AG (Switzerland)	7	14,281

SLC Agricola SA (Brazil)	1,580	16,952

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,230	75,817

Steel Dynamics, Inc.	37,144	417,127

Stillwater Mining Co. †	11,248	132,614

Svenska Cellulosa AB Class B (Sweden)	1,140	21,181

Syngenta AG (Switzerland)	1,993	744,800

Taiheiyo Cement Corp. (Japan)	3,000	6,461

Teck Resources, Ltd. Class B (Canada)	4,000	118,035

Toray Industries, Inc. (Japan)	3,000	17,767

24	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Basic materials cont.
Trex Co., Inc. †	5,704	$194,620

Tronox, Ltd. Class A	9,741	220,634

Valspar Corp.	15,563	873,089

Vilmorin & Cie (France)	173	20,821

Viterra, Inc. (Canada)	3,461	56,715

voestalpine AG (Austria)	12,204	366,688

W.R. Grace & Co. †	5,257	310,584

Westlake Chemical Corp.	4,557	332,934

Wilmar International, Ltd. (Singapore)	11,000	29,006

Xstrata PLC (United Kingdom)	4,957	76,925

Yamana Gold, Inc. (Canada)	1,040	19,888

Yara International ASA (Norway)	1,151	57,808

		34,433,481
Capital goods (2.3%)
ABB, Ltd. (Switzerland)	22,904	430,582

AGCO Corp. †	1,729	82,093

Aisin Seiki Co., Ltd. (Japan)	12,700	360,934

Amada Co., Ltd. (Japan)	14,000	61,294

American Axle & Manufacturing Holdings, Inc. †	8,571	96,595

Applied Industrial Technologies, Inc.	6,800	281,724

AZZ, Inc.	4,071	154,617

Ball Corp.	330	13,969

Canon, Inc. (Japan)	9,200	294,426

Cascade Corp.	5,032	275,452

Chart Industries, Inc. †	5,742	424,047

Chase Corp.	6,620	121,609

China Communications Construction Co., Ltd. (China)	247,000	198,814

Chiyoda Corp. (Japan)	6,000	93,264

CNH Global NV (Netherlands) †	1,314	50,944

Cobham PLC (United Kingdom)	117,248	420,703

Covanta Holding Corp.	490	8,418

Cummins, Inc.	26,249	2,420,420

Daelim Industrial Co., Ltd. (South Korea)	1,050	89,017

Deere & Co.	1,040	85,790

Dongfang Electric Corp., Ltd. (China)	62,000	84,076

Dover Corp.	28,485	1,694,573

DXP Enterprises, Inc. †	4,634	221,366

Embraer SA ADR (Brazil)	1,900	50,578

Emerson Electric Co.	91,868	4,434,468

European Aeronautic Defense and Space Co. NV (France) S	20,981	667,017

Finning International, Inc. (Canada)	3,400	82,449

Fluor Corp.	27,756	1,562,108

Franklin Electric Co., Inc.	4,756	287,690

Fuji Electric Co., Ltd. (Japan)	140,000	284,982

Gardner Denver, Inc.	3,080	186,063

Generac Holdings, Inc.	5,903	135,120

General Dynamics Corp.	480	31,747

Dynamic Asset Allocation Balanced Fund	25

COMMON STOCKS (45.4%)* cont.	Shares	Value

Capital goods cont.
Global Power Equipment Group, Inc.	5,870	$108,536

Great Lakes Dredge & Dock Corp.	52,572	404,804

Greenbrier Companies, Inc. †	15,517	250,444

Hyflux, Ltd. (Singapore)	90,000	102,771

IHI Corp. (Japan)	79,000	175,996

JGC Corp. (Japan)	14,000	467,042

Lindsay Corp.	630	45,341

Lockheed Martin Corp.	36,122	3,373,080

McDermott International, Inc. †	77,317	944,814

Metso Corp. OYJ (Finland)	1,536	55,182

Mitsubishi Electric Corp. (Japan)	37,000	272,475

NACCO Industries, Inc. Class A	1,234	154,756

Northrop Grumman Corp.	440	29,238

Raytheon Co.	50,898	2,909,341

Republic Services, Inc.	670	18,445

Rexam PLC (United Kingdom)	6,480	45,755

Rolls-Royce Holdings PLC (United Kingdom)	19,631	267,911

Roper Industries, Inc.	210	23,081

Safran SA (France)	1,726	62,216

Schindler Holding AG (Switzerland)	2,959	364,228

Schneider Electric SA (France)	3,661	217,447

Singapore Technologies Engineering, Ltd. (Singapore)	56,000	161,266

Smith & Wesson Holding Corp. †	11,590	127,606

Societe BIC SA (France)	280	33,911

Standard Motor Products, Inc.	11,800	217,356

Standex International Corp.	3,490	155,131

Staples, Inc.	93,008	1,071,452

Stericycle, Inc. †	190	17,203

Sturm Ruger & Co., Inc.	3,953	195,634

Tetra Tech, Inc. †	3,044	79,935

Textron, Inc.	47,247	1,236,454

TriMas Corp. †	19,888	479,500

Valmont Industries, Inc.	2,428	319,282

Vinci SA (France)	14,522	620,641

Waste Connections, Inc.	370	11,200

Zardoya Otis SA (Spain)	2,510	29,525

		30,735,948
Communication services (2.3%)
Allot Communications, Ltd. (Israel) †	5,845	155,009

American Tower Corp. Class A R	350	24,994

Aruba Networks, Inc. †	5,792	130,233

AT&T, Inc.	100,682	3,795,727

BCE, Inc. (Canada)	4,899	215,530

Belgacom SA (Belgium)	1,120	34,196

British Sky Broadcasting Group PLC (United Kingdom)	1,070	12,916

BroadSoft, Inc. †	2,764	113,379

BT Group PLC (United Kingdom)	267,339	997,159

26	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Communication services cont.
CalAmp Corp. †	12,452	$102,231

Cincinnati Bell, Inc. †	41,010	233,757

Comcast Corp. Class A	211,867	7,578,483

Comtech Telecommunications Corp.	6,622	183,032

Deutsche Telekom AG (Germany)	26,654	328,024

EchoStar Corp. Class A †	30,398	871,207

Eutelsat Communications SA (France)	850	27,389

France Telecom SA (France)	27,952	337,916

HSN, Inc.	6,206	304,404

IAC/InterActiveCorp.	22,785	1,186,193

InterDigital, Inc.	1,740	64,867

InterXion Holding NV (Netherlands) †	6,089	138,342

Kabel Deutschland Holding AG (Germany) †	12,675	905,536

Loral Space & Communications, Inc.	3,472	246,859

NeuStar, Inc. Class A †	7,056	282,452

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	17,200	816,168

NTELOS Holdings Corp.	12,011	208,631

NTT DoCoMo, Inc. (Japan)	168	272,477

Premiere Global Services, Inc. †	8,319	77,783

SES SA GDR (France)	1,390	37,820

Shaw Communications, Inc. Class B (Canada)	810	16,594

StarHub, Ltd. (Singapore)	5,000	15,169

Swisscom AG (Switzerland)	60	24,124

TDC A/S (Denmark)	4,450	32,428

Tele2 AB Class B (Sweden)	15,873	288,565

Telecity Group PLC (United Kingdom)	11,591	167,778

Telefonica SA (Spain)	26,611	354,845

USA Mobility, Inc.	9,701	115,151

Verizon Communications, Inc.	180,350	8,218,582

Vodafone Group PLC (United Kingdom)	438,504	1,248,175

Windstream Corp.	800	8,104

Ziggo NV (Netherlands)	3,277	111,364

		30,283,593
Conglomerates (1.2%)
AMETEK, Inc.	41,408	1,467,925

Danaher Corp.	71,858	3,962,984

General Electric Co.	193,809	4,401,436

Keisei Electric Railway Co., Ltd. (Japan)	1,000	9,037

Marubeni Corp. (Japan)	22,000	140,282

Mitsui & Co., Ltd. (Japan)	29,000	407,707

Siemens AG (Germany)	10,224	1,020,988

Tyco International, Ltd.	65,999	3,713,104

		15,123,463
Consumer cyclicals (5.2%)
ABC-Mart, Inc. (Japan)	200	8,845

Advance Auto Parts, Inc.	10,917	747,162

Aeon Co., Ltd. (Japan)	23,800	268,734

Dynamic Asset Allocation Balanced Fund	27

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Aggreko PLC (United Kingdom)	5,440	$203,721

Alliance Data Systems Corp. †	10,599	1,504,528

Amazon.com, Inc. †	260	66,128

AutoZone, Inc. †	40	14,788

Axel Springer AG (Germany)	450	19,507

Babcock International Group PLC (United Kingdom)	1,190	17,911

Bayerische Motoren Werke (BMW) AG (Germany)	3,598	263,773

Beazer Homes USA, Inc. †	108,524	385,260

Bed Bath & Beyond, Inc. †	30,402	1,915,332

Belo Corp. Class A	58,234	455,972

Big Lots, Inc. †	8,328	246,345

Bluegreen Corp. †	16,848	105,805

BR Malls Participacoes SA (Brazil)	3,500	48,600

Brilliance China Automotive Holdings, Inc. (China) †	94,000	103,125

Brunswick Corp.	3,001	67,913

Buckle, Inc. (The)	2,901	131,792

Bunzl PLC (United Kingdom)	21,948	393,753

Bureau Veritas SA (France)	420	43,238

Cabela’s, Inc. †	5,403	295,436

Cash America International, Inc.	2,511	96,849

CBS Corp. Class B	76,566	2,781,643

Christian Dior SA (France)	3,018	406,142

Cintas Corp.	340	14,100

Coach, Inc.	32,649	1,828,997

Compass Group PLC (United Kingdom)	60,418	668,277

Conn’s, Inc. †	12,466	274,875

Continental AG (Germany)	2,440	239,373

Cooper Tire & Rubber Co.	22,521	431,953

Corporate Executive Board Co. (The)	2,139	114,715

Crocs, Inc. †	8,211	133,100

Daihatsu Motor Co., Ltd. (Japan)	15,000	250,050

Daimler AG (Registered Shares) (Germany)	7,762	376,484

Deckers Outdoor Corp. †	1,841	67,454

Deluxe Corp.	12,079	369,134

Demand Media, Inc. †	6,246	67,894

Destination Maternity Corp.	13,703	256,246

Dillards, Inc. Class A	13,273	959,903

Discovery Communications, Inc. Class A †	350	20,878

Dolby Laboratories, Inc. Class A †	13,075	428,206

Dollar General Corp. †	190	9,796

Dollar Tree, Inc. †	320	15,454

Dun & Bradstreet Corp. (The)	9,659	769,053

Ecolab, Inc.	370	23,987

Elders, Ltd. (Australia) †	35,584	9,183

Equifax, Inc.	340	15,844

Expedia, Inc.	16,900	977,500

28	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Express, Inc. †	10,576	$156,736

Fiat Industrial SpA (Italy)	60,238	590,896

Fiat SpA (Italy) †	14,831	79,465

Finish Line, Inc. (The) Class A	14,329	325,841

Foot Locker, Inc.	53,190	1,888,245

Foschini Group, Ltd. (The) (South Africa)	3,632	55,357

Francesca’s Holdings Corp. †	5,961	183,182

GameStop Corp. Class A	5,867	123,207

Gannett Co., Inc.	41,403	734,903

Geberit International AG (Switzerland)	130	28,278

General Motors Co. †	86,372	1,964,963

Genesco, Inc. †	1,456	97,159

Global Cash Access Holdings, Inc. †	16,739	134,749

Global Mediacom Tbk PT (Indonesia)	316,000	67,505

Goodyear Tire & Rubber Co. (The) †	21,435	261,293

Haier Electronics Group Co., Ltd. (China) †	131,000	151,808

Hakuhodo DY Holdings, Inc. (Japan)	6,960	468,907

Helen of Troy, Ltd. †	3,864	122,991

HMS Holdings Corp. †	947	31,658

Home Depot, Inc. (The)	90,740	5,477,997

Indofood Agri Resources, Ltd. (Singapore)	6,000	6,648

Isuzu Motors, Ltd. (Japan)	111,000	535,714

KAR Auction Services, Inc. †	10,031	198,012

Kimberly-Clark Corp.	640	54,912

Kingfisher PLC (United Kingdom)	52,363	223,751

Kohl’s Corp.	320	16,397

La-Z-Boy, Inc. †	22,052	322,621

LeapFrog Enterprises, Inc. †	22,869	206,278

Lear Corp.	16,245	613,899

Localiza Rent a Car SA (Brazil)	6,000	105,364

Lowe’s Cos., Inc.	64,212	1,941,771

LS Corp. (South Korea)	551	47,829

Lumber Liquidators Holdings, Inc. †	1,533	77,692

LVMH Moet Hennessy Louis Vuitton SA (France)	2,637	397,668

M.D.C. Holdings, Inc.	3,529	135,902

Macy’s, Inc.	50,615	1,904,136

Major Cineplex Group PCL (Thailand)	57,500	35,307

Marriott International, Inc. Class A	34,965	1,367,132

McGraw-Hill Cos., Inc. (The)	37,514	2,047,897

MGM China Holdings, Ltd. (Hong Kong)	183,200	315,706

Mitsubishi Motors Corp. (Japan) †	268,000	247,131

Moody’s Corp.	480	21,211

MSC Industrial Direct Co., Inc. Class A	150	10,122

News Corp. Class A	149,766	3,673,760

Next PLC (United Kingdom)	11,676	651,999

Nissan Motor Co., Ltd. (Japan)	71,500	608,748

Dynamic Asset Allocation Balanced Fund	29

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Nitori Holdings Co., Ltd. (Japan)	150	$13,941

O’Reilly Automotive, Inc. †	16,712	1,397,461

Omnicom Group, Inc.	340	17,537

OPAP SA (Greece)	23,219	119,665

Oriental Land Co., Ltd. (Japan)	200	26,356

Pearson PLC (United Kingdom)	10,063	196,973

PetSmart, Inc.	17,326	1,195,151

Pier 1 Imports, Inc.	4,061	76,103

PPR SA (France)	818	125,898

Priceline.com, Inc. †	1,972	1,220,137

Publicis Group SA (France)	8,688	487,118

Randstad Holding NV (Netherlands)	3,104	103,450

Reed Elsevier NV (Netherlands)	2,240	29,963

Rent-A-Center, Inc.	4,296	150,704

Rinnai Corp. (Japan)	200	14,921

Ross Stores, Inc.	300	19,386

RPX Corp. †	6,881	77,136

Ryland Group, Inc. (The)	12,951	388,530

Sankyo Co., Ltd. (Japan)	300	13,979

Scania AB Class B (Sweden)	16,928	311,645

Scholastic Corp.	4,905	155,881

Scotts Miracle-Gro Co. (The) Class A	130	5,654

Scripps Networks Interactive Class A	170	10,413

Secom Co., Ltd. (Japan)	500	26,087

Serco Group PLC (United Kingdom)	1,760	16,575

Shimamura Co., Ltd. (Japan)	100	11,653

Sinclair Broadcast Group, Inc. Class A	27,825	311,918

Singapore Press Holdings, Ltd. (Singapore)	7,000	23,234

SJM Holdings, Ltd. (Hong Kong)	196,000	424,459

Sodexho (France)	460	34,717

Sonic Automotive, Inc. Class A	35,778	679,066

Spectrum Brands Holdings, Inc. †	2,853	114,149

Standard Parking Corp. †	12,212	273,915

Suzuki Motor Corp. (Japan)	22,900	444,241

Swire Pacific, Ltd. Class A (Hong Kong)	47,500	580,313

Target Corp.	590	37,459

TNS, Inc. †	12,423	185,724

Towers Watson & Co. Class A	11,264	597,559

Town Sports International Holdings, Inc. †	14,999	185,538

Toyota Motor Corp. (Japan)	200	7,794

True Religion Apparel, Inc.	5,844	124,653

Trump Entertainment Resorts, Inc. †	180	720

TUI Travel PLC (United Kingdom)	50,372	190,839

Tupperware Brands Corp.	120	6,433

URS Corp.	15,353	542,114

USS Co. Ltd. (Japan)	150	15,864

30	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Valeo SA (France)	4,560	$211,699

Verisk Analytics, Inc. Class A †	330	15,718

Vertis Holdings, Inc. † F	593	6

Viacom, Inc. Class B	60,120	3,221,841

VistaPrint NV †	20,405	696,831

Volkswagen AG (Preference) (Germany)	2,646	483,321

Volvo AB Class B (Sweden)	8,527	120,063

VOXX International Corp. †	22,840	170,843

Wal-Mart de Mexico SAB de CV ADR (Mexico)	4,400	123,420

Wal-Mart Stores, Inc.	15,454	1,140,505

WPP PLC (United Kingdom)	35,875	488,465

Wyndham Worldwide Corp.	22,485	1,180,013

Wynn Resorts, Ltd.	10,797	1,246,406

		67,719,662
Consumer staples (4.3%)
AFC Enterprises †	23,655	581,913

Ajinomoto Co., Inc. (Japan)	9,000	140,947

Altria Group, Inc.	2,320	77,511

Anheuser-Busch InBev NV (Belgium)	10,820	925,561

Associated British Foods PLC (United Kingdom)	19,059	397,481

Avis Budget Group, Inc. †	27,358	420,766

Barrett Business Services, Inc.	1,011	27,398

Barry Callebaut AG (Switzerland)	10	9,281

Beacon Roofing Supply, Inc. †	7,786	221,901

Benesse Holdings, Inc. (Japan)	300	14,537

BRF — Brasil Foods SA ADR (Brazil)	1,989	34,410

Brinker International, Inc.	20,985	740,774

British American Tobacco (BAT) PLC (United Kingdom)	19,587	1,007,155

Buffalo Wild Wings, Inc. †	2,181	186,999

Bunge, Ltd.	805	53,975

Campbell Soup Co.	36,550	1,272,671

Capita PLC (United Kingdom)	1,850	23,264

Casino Guichard-Perrachon SA (France)	5,060	448,657

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	58,000	3,740

Cheesecake Factory, Inc. (The)	2,968	106,106

Chiquita Brands International, Inc. †	700	5,348

Church & Dwight Co., Inc.	8,583	463,405

Coca-Cola Co. (The)	52,986	2,009,765

Cola-Cola Amatil, Ltd. (Australia)	8,948	125,425

ConAgra Foods, Inc.	72,089	1,988,957

Core-Mark Holding Co., Inc.	3,666	176,371

Costco Wholesale Corp.	50,912	5,097,564

CVS Caremark Corp.	101,646	4,921,699

Danone (France)	4,730	291,674

Diageo PLC (United Kingdom)	11,764	331,233

Distribuidora Internacional de Alimentacion SA (Spain)	43,300	239,424

Domino’s Pizza, Inc.	2,831	106,729

Dynamic Asset Allocation Balanced Fund	31

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer staples cont.
Dr. Pepper Snapple Group, Inc.	24,307	$1,082,404

Fomento Economico Mexicano SAB de CV ADR (Mexico)	1,800	165,564

Geo Group, Inc. (The)	13,453	372,245

Glanbia PLC (Ireland)	2,493	22,104

Heineken Holding NV (Netherlands)	8,204	399,187

Imperial Tobacco Group PLC (United Kingdom)	1,344	49,818

Ingredion, Inc.	830	45,783

IOI Corp. Bhd (Malaysia)	21,500	35,023

Itron, Inc. †	7,196	310,507

Japan Tobacco, Inc. (Japan)	44,400	1,330,694

Kao Corp. (Japan)	15,200	447,953

Kerry Group PLC Class A (Ireland)	9,933	508,045

Koninklijke Ahold NV (Netherlands)	26,056	326,636

Kroger Co. (The)	92,060	2,167,119

Kuala Lumpur Kepong Bhd (Malaysia)	5,100	36,823

Lawson, Inc. (Japan)	2,900	222,854

Lindt & Spruengli AG (Switzerland)	4	12,662

Lorillard, Inc.	19,882	2,315,264

Maple Leaf Foods, Inc. (Canada)	1,612	18,168

McDonald’s Corp.	10,070	923,936

Minor International PCL (Thailand)	175,500	87,807

Molson Coors Brewing Co. Class B	30,508	1,374,385

Nestle SA (Switzerland)	30,091	1,898,169

Nissin Food Products Co., Ltd. (Japan)	300	11,768

Olam International, Ltd. (Singapore)	10,000	16,604

On Assignment, Inc. †	8,556	170,436

OpenTable, Inc. †	3,049	126,838

Panera Bread Co. Class A †	60	10,255

PepsiCo, Inc.	13,102	927,229

Pernod-Ricard SA (France)	3,870	434,895

Philip Morris International, Inc.	103,775	9,333,547

Prestige Brands Holdings, Inc. †	9,109	154,489

Procter & Gamble Co. (The)	48,261	3,347,391

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk (Indonesia)	77,000	19,654

Rakuten, Inc. (Japan)	22,700	230,974

Reynolds American, Inc.	760	32,954

Robert Half International, Inc.	28,527	759,674

SABMiller PLC (United Kingdom)	6,041	265,761

Shoppers Drug Mart Corp. (Canada)	350	14,579

Smithfield Foods, Inc. †	907	17,823

Spartan Stores, Inc.	6,906	105,731

Starbucks Corp.	660	33,508

Tate & Lyle PLC (United Kingdom)	2,830	30,442

Tesco PLC (United Kingdom)	25,242	135,439

Toyota Tsusho Corp. (Japan)	23,400	500,063

Tyson Foods, Inc. Class A	1,587	25,424

32	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Consumer staples cont.
Unilever NV GDR (Netherlands)	2,260	$79,985

Unilever PLC (United Kingdom)	8,256	300,700

USANA Health Sciences, Inc. †	1,681	78,116

W.W. Grainger, Inc.	110	22,923

Walgreen Co.	56,696	2,066,002

WM Morrison Supermarkets PLC (United Kingdom)	39,563	182,743

Woolworths, Ltd. (Australia)	17,631	524,946

Yamazaki Baking Co., Inc. (Japan)	21,000	280,758

Yum! Brands, Inc.	430	28,535

		56,875,977
Energy (4.4%)
Basic Energy Services, Inc. †	15,669	175,806

BG Group PLC (United Kingdom)	38,356	776,674

BP PLC (United Kingdom)	64,721	456,886

Canadian Natural Resources, Ltd. (Canada)	14,400	444,260

Chevron Corp.	68,911	8,032,289

Clayton Williams Energy, Inc. †	2,519	130,711

ConocoPhillips	21,686	1,240,027

Crescent Point Energy Corp. (Canada)	480	21,263

CVR Energy, Inc. (Escrow) F	10,772	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,268) (Norway) † ‡	8,417	126,255

Delek US Holdings, Inc.	16,386	417,679

Diamond Offshore Drilling, Inc.	11,094	730,096

ENI SpA (Italy)	41,992	921,349

EPL Oil & Gas, Inc. †	11,675	236,886

Exxon Mobil Corp.	116,389	10,643,818

Ezion Holdings, Ltd. (Singapore)	80,000	87,170

FMC Technologies, Inc. †	490	22,697

Halliburton Co.	6,000	202,140

Helix Energy Solutions Group, Inc. †	22,471	410,545

Helmerich & Payne, Inc.	13,966	664,921

HollyFrontier Corp.	27,908	1,151,775

Husky Energy, Inc. (Canada)	610	16,406

Imperial Oil, Ltd. (Canada)	460	21,182

Inpex Corp. (Japan)	70	414,658

Key Energy Services, Inc. †	22,118	154,826

Kodiak Oil & Gas Corp. †	19,016	177,990

Marathon Oil Corp.	67,394	1,992,861

Marathon Petroleum Corp.	37,887	2,068,251

Mitcham Industries, Inc. †	5,414	86,245

Murphy Oil Corp.	22,489	1,207,442

National Oilwell Varco, Inc.	36,550	2,928,021

Occidental Petroleum Corp.	37,350	3,214,341

Oceaneering International, Inc.	29,913	1,652,693

Peabody Energy Corp.	33,281	741,833

Pembina Pipeline Corp. (Canada)	530	14,891

Petrofac, Ltd. (Jersey)	27,296	705,154

Dynamic Asset Allocation Balanced Fund	33

COMMON STOCKS (45.4%)* cont.	Shares	Value

Energy cont.
Petroleo Brasileiro SA ADR (Brazil)	3,100	$71,114

Phillips 66	10,853	503,265

Repsol YPF SA (Spain)	12,335	240,084

Rosetta Resources, Inc. †	3,333	159,651

Royal Dutch Shell PLC Class A (United Kingdom)	31,464	1,090,054

Royal Dutch Shell PLC Class A (United Kingdom)	22,301	772,441

Royal Dutch Shell PLC Class B (United Kingdom)	22,465	799,266

Schlumberger, Ltd.	12,976	938,554

Spectra Energy Corp.	1,010	29,674

Stallion Oilfield Holdings, Ltd.	923	30,459

Statoil ASA (Norway)	25,749	666,065

Stone Energy Corp. †	7,841	196,966

Suncor Energy, Inc. (Canada)	4,600	151,321

Superior Energy Services †	25,159	516,263

Swift Energy Co. †	10,173	212,412

Technip SA (France)	3,720	415,076

Tesoro Corp.	34,802	1,458,204

Total SA (France)	12,354	614,470

TransCanada Corp. (Canada)	790	35,967

Tullow Oil PLC (United Kingdom)	10,702	237,385

Unit Corp. †	3,846	159,609

Vaalco Energy, Inc. †	41,280	352,944

Valero Energy Corp.	93,107	2,949,630

W&T Offshore, Inc.	7,327	137,601

Walter Energy, Inc.	10,819	351,185

Western Refining, Inc.	11,583	303,243

Williams Cos., Inc. (The)	38,116	1,332,917

		57,015,861
Financials (7.5%)
3i Group PLC (United Kingdom)	56,402	203,440

ACE, Ltd.	4,759	359,793

Admiral Group PLC (United Kingdom)	3,890	66,504

AG Mortgage Investment Trust, Inc. R	3,880	93,624

Agree Realty Corp. R	6,979	177,895

AIA Group, Ltd. (Hong Kong)	224,800	834,840

Allianz SE (Germany)	6,606	786,583

Allied World Assurance Co. Holdings AG	14,124	1,091,085

American Equity Investment Life Holding Co.	21,263	247,289

American Express Co.	1,180	67,118

American Financial Group, Inc.	18,780	711,762

Amtrust Financial Services, Inc.	4,035	103,377

Aon PLC	53,784	2,812,365

Apollo Commercial Real Estate Finance, Inc. R	7,729	134,021

Apollo Residential Mortgage, Inc.	10,241	225,712

Arch Capital Group, Ltd. †	28,569	1,190,771

Arlington Asset Investment Corp. Class A	4,492	107,179

ARMOUR Residential REIT, Inc. R	20,686	158,455

34	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Ascendas Real Estate Investment Trust (Singapore) R	9,000	$17,689

Ashford Hospitality Trust, Inc. R	24,113	202,549

Ashmore Group PLC (United Kingdom)	33,869	186,787

Assurant, Inc.	21,197	790,648

Australia & New Zealand Banking Group, Ltd. (Australia)	50,517	1,292,175

AvalonBay Communities, Inc. R	11,699	1,590,949

AXA SA (France)	41,564	621,088

Baloise Holding AG (Switzerland)	320	25,171

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	24,311	192,217

Banco Latinoamericano de Exportaciones SA Class E (Panama)	15,447	341,224

Banco Santander Central Hispano SA (Spain) †	42,466	318,140

Bank of America Corp.	39,159	345,774

Bank of Hawaii Corp.	240	10,954

Barclays PLC (United Kingdom)	341,390	1,188,351

Berkshire Hathaway, Inc. Class B †	24,640	2,173,259

BM&F Bovespa SA (Brazil)	19,400	117,228

BNP Paribas SA (France)	12,595	601,983

BOC Hong Kong Holdings, Ltd. (Hong Kong)	10,500	33,429

BofI Holding, Inc. †	11,270	293,584

British Land Company PLC (United Kingdom) R	24,971	210,934

CapitaMall Trust (Singapore) R	12,000	19,768

Cardinal Financial Corp.	12,902	184,499

Cardtronics, Inc. †	5,755	171,384

CBL & Associates Properties, Inc. R	25,174	537,213

CBOE Holdings, Inc.	33,974	999,515

Chiba Bank, Ltd. (The) (Japan)	5,000	29,099

Chimera Investment Corp. R	217,641	589,807

China Construction Bank Corp. (China)	322,000	222,510

Chubb Corp. (The)	400	30,520

CIT Group, Inc. †	15,650	616,454

Citigroup, Inc.	25,457	832,953

Citizens & Northern Corp.	8,315	163,057

Citizens Republic Bancorp, Inc. †	7,317	141,584

City National Corp.	4,161	214,333

CNO Financial Group, Inc.	28,769	277,621

Commerce Bancshares, Inc.	320	12,912

Commonwealth Bank of Australia (Australia)	14,648	844,538

Credit Acceptance Corp. †	845	72,256

Credit Suisse Group (Switzerland)	8,325	177,051

DBS Group Holdings, Ltd. (Singapore)	27,000	315,359

Deutsche Bank AG (Germany)	16,398	648,958

Dexus Property Group (Australia)	480,011	472,871

Digital Realty Trust, Inc. R	130	9,083

Discover Financial Services	1,000	39,750

Dynex Capital, Inc. R	18,253	196,220

East West Bancorp, Inc.	10,593	223,724

Dynamic Asset Allocation Balanced Fund	35

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Eaton Vance Corp.	43,780	$1,267,869

Education Realty Trust, Inc. R	21,502	234,372

Entertainment Properties Trust R	2,595	115,296

Equity Residential Trust R	34,463	1,982,662

Essex Property Trust, Inc. R	50	7,413

Everest Re Group, Ltd.	10,086	1,078,804

Fairfax Financial Holdings, Ltd. (Canada)	140	54,078

Federal Realty Investment Trust R	90	9,479

Fidelity National Financial, Inc. Class A	49,129	1,050,869

Financial Institutions, Inc.	8,562	159,596

First Community Bancshares Inc.	8,050	122,843

First Industrial Realty Trust † R	11,636	152,897

Flushing Financial Corp.	14,955	236,289

Genworth Financial, Inc. Class A †	59,179	309,506

Gjensidige Forsikring ASA (Norway)	2,920	40,512

Glimcher Realty Trust R	15,052	159,100

Goldman Sachs Group, Inc. (The)	15,254	1,734,075

GPT Group (Australia) R	8,910	31,437

Hachijuni Bank, Ltd. (The) (Japan)	57,000	314,213

Hang Lung Group, Ltd. (Hong Kong)	54,000	341,092

Hang Seng Bank, Ltd. (Hong Kong)	2,200	33,785

Hanmi Financial Corp. †	16,673	213,581

Hannover Rueckversicherung AG (Germany)	730	46,665

Hartford Financial Services Group, Inc. (The)	80,726	1,569,313

Heartland Financial USA, Inc.	5,752	156,857

HFF, Inc. Class A †	26,504	394,910

Home Bancshares, Inc.	3,730	127,156

Hongkong Land Holdings, Ltd. (Hong Kong)	17,000	101,943

Housing Development Finance Corp., Ltd. (HDFC) (India) †	12,716	186,426

HSBC Holdings, PLC (United Kingdom)	160,252	1,487,093

Hysan Development Co., Ltd. (Hong Kong)	24,000	108,960

ING Groep NV GDR (Netherlands) †	70,949	564,006

Insurance Australia Group, Ltd. (Australia)	121,237	547,637

Intact Financial Corp. (Canada)	880	53,545

Invesco Mortgage Capital, Inc. R	6,418	129,194

Investment AB Kinnevik Class B (Sweden)	21,485	446,847

Investors Real Estate Trust R	17,750	146,793

Japan Retail Fund Investment Corp. (Japan) R	20	35,765

Jefferies Group, Inc.	67,156	919,366

Jones Lang LaSalle, Inc.	3,559	271,730

JPMorgan Chase & Co.	157,307	6,367,795

Julius Baer Group, Ltd. (Switzerland)	920	32,098

Kasikornbank PCL NVDR (Thailand)	9,800	57,892

Lexington Realty Trust R	48,416	467,699

LTC Properties, Inc. R	9,244	294,421

M&T Bank Corp.	14,102	1,341,953

36	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Macquarie Group, Ltd. (Australia)	3,496	$102,643

Maiden Holdings, Ltd. (Bermuda)	14,221	126,425

MainSource Financial Group, Inc.	12,762	163,864

MFA Financial, Inc. R	20,600	175,100

Mission West Properties R	12,235	106,445

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	199,200	928,126

Mitsui Fudosan Co., Ltd. (Japan)	21,000	420,239

Morgan Stanley	145,504	2,435,737

Nasdaq OMX Group, Inc. (The)	46,003	1,071,649

National Australia Bank, Ltd. (Australia)	13,169	346,972

National Bank of Canada (Canada)	2,956	223,707

National Financial Partners Corp. †	6,942	117,320

National Health Investors, Inc. R	8,161	419,802

Nationstar Mortgage Holdings, Inc. †	6,659	220,946

Nelnet, Inc. Class A	7,788	184,887

Northern Trust Corp.	45,667	2,119,644

Ocwen Financial Corp. †	17,218	471,945

One Liberty Properties, Inc. R	8,458	157,742

ORIX Corp. (Japan)	8,390	841,292

Oversea-Chinese Banking Corp., Ltd. (China)	5,000	38,085

PartnerRe, Ltd.	6,826	507,035

People’s United Financial, Inc.	1,300	15,808

Peoples Bancorp, Inc.	7,741	177,191

Persimmon PLC (United Kingdom)	13,685	168,111

PNC Financial Services Group, Inc.	33,182	2,093,784

Popular, Inc. (Puerto Rico) †	6,590	114,864

Portfolio Recovery Associates, Inc. †	1,694	176,904

ProAssurance Corp.	5,141	464,952

Protective Life Corp.	6,625	173,641

Prudential Financial, Inc.	10,898	594,050

Prudential PLC (United Kingdom)	88,797	1,152,216

PS Business Parks, Inc. R	5,672	379,003

Public Storage R	15,780	2,196,105

Rayonier, Inc. R	17,871	875,862

Realty Income Corp. R	200	8,182

Regus PLC (United Kingdom)	82,109	135,209

Reinsurance Group of America, Inc. Class A	7,569	438,018

RenaissanceRe Holdings, Ltd.	11,637	896,521

Republic Bancorp, Inc. Class A	5,117	112,318

Resona Holdings, Inc. (Japan)	56,400	231,116

RioCan Real Estate Investment Trust (Canada) R	1,680	47,319

Royal Bank of Scotland Group PLC (United Kingdom) †	25,319	105,160

RSA Insurance Group PLC (United Kingdom)	37,870	67,940

Sberbank of Russia ADR (Russia)	38,236	450,097

SCOR SE (France)	6,548	168,858

Shizuoka Bank, Ltd. (The) (Japan)	3,000	30,727

Dynamic Asset Allocation Balanced Fund	37

COMMON STOCKS (45.4%)* cont.	Shares	Value

Financials cont.
Simon Property Group, Inc. R	29,044	$4,409,174

Societe Generale SA (France) †	3,853	109,897

Southside Bancshares, Inc.	6,298	137,359

Sovran Self Storage, Inc. R	5,755	332,927

St. Joe Co. (The) † S	29,965	584,318

Standard Chartered PLC (United Kingdom)	23,082	522,847

Starwood Property Trust, Inc. R	4,983	115,954

Stockland (Units) (Australia) R	102,371	353,683

Sun Hung Kai Properties, Ltd. (Hong Kong)	16,000	234,250

Suncorp Group, Ltd. (Australia)	43,228	414,123

Svenska Handelsbanken AB Class A (Sweden)	12,646	475,052

Swedbank AB Class A (Sweden)	25,369	477,204

Swiss Life Holding AG (Switzerland)	4,204	501,898

SWS Group, Inc. †	21,739	132,825

Symetra Financial Corp.	14,303	175,927

TD Ameritrade Holding Corp.	72,505	1,114,402

Toronto-Dominion Bank (The) (Canada)	14,722	1,226,931

UBS AG (Switzerland)	22,301	272,174

Unibail-Rodamco (France) R	190	37,960

UniCredit SpA (Italy) †	24,990	104,461

United Overseas Bank, Ltd. (Singapore)	6,000	95,802

Universal Health Realty Income Trust R	2,159	99,271

Urstadt Biddle Properties, Inc. Class A R	6,889	139,364

Validus Holdings, Ltd.	18,746	635,689

Virginia Commerce Bancorp, Inc. †	20,960	183,400

Visa, Inc. Class A	1,400	187,992

W.R. Berkley Corp.	25,859	969,468

Walker & Dunlop, Inc. †	12,949	199,026

Walter Investment Management Corp.	8,224	304,370

Washington Banking Co.	9,742	138,044

Wells Fargo & Co.	189,644	6,548,417

Westpac Banking Corp. (Australia)	16,200	416,092

Wheelock and Co., Ltd. (Hong Kong)	62,000	266,125

World Acceptance Corp. †	1,846	124,513

Zurich Insurance Group AG (Switzerland)	180	44,841

		98,014,158
Health care (5.1%)
Abbott Laboratories	9,311	638,382

ABIOMED, Inc. †	6,439	135,155

Aetna, Inc.	44,343	1,755,993

Affymax, Inc. †	9,564	201,418

Alfresa Holdings Corp. (Japan)	4,500	221,793

Amedisys, Inc. †	2,092	28,891

AmerisourceBergen Corp.	33,929	1,313,401

Amgen, Inc.	12,258	1,033,606

AmSurg Corp. †	5,863	166,392

Astellas Pharma, Inc. (Japan)	12,600	639,964

38	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Health care cont.
AstraZeneca PLC (United Kingdom)	13,275	$634,187

athenahealth, Inc. †	1,027	94,248

Bayer AG (Germany)	13,035	1,121,557

Bio-Reference Labs, Inc. †	3,725	106,461

Biogen Idec, Inc. †	210	31,343

Biosensors International Group, Ltd. (Singapore) †	65,000	64,385

Bristol-Myers Squibb Co.	1,230	41,537

C.R. Bard, Inc.	11,452	1,198,455

Cardinal Health, Inc.	490	19,105

Catamaran Corp. (Canada) †	90	8,822

Celgene Corp. †	12,382	945,985

Centene Corp. †	1,712	64,046

Coloplast A/S Class B (Denmark)	2,113	440,183

Community Health Systems, Inc. †	11,635	339,044

Computer Programs & Systems, Inc.	1,437	79,825

Conmed Corp.	11,805	336,443

Covidien PLC	5,537	329,009

CSL, Ltd. (Australia)	280	13,366

Cubist Pharmaceuticals, Inc. †	5,752	274,255

Cyberonics, Inc. †	2,247	117,788

Eisai Co., Ltd. (Japan)	400	18,049

Eli Lilly & Co.	104,396	4,949,430

Endo Health Solutions, Inc. †	36,835	1,168,406

Forest Laboratories, Inc. †	85,575	3,047,333

Fresenius SE & Co. KGgA (Germany)	3,804	442,005

Gilead Sciences, Inc. †	44,717	2,966,091

GlaxoSmithKline PLC (United Kingdom)	51,909	1,197,773

Greatbatch, Inc. †	14,113	343,369

Grifols SA ADR (Spain) †	12,214	278,846

Haemonetics Corp. †	2,260	181,252

HCA Holdings, Inc.	19,018	632,349

Health Management Associates, Inc. Class A †	48,535	407,209

Health Net, Inc. †	5,025	113,113

HealthSouth Corp. †	10,617	255,445

Hi-Tech Pharmacal Co., Inc. †	2,568	85,026

Humana, Inc.	20,248	1,420,402

Impax Laboratories, Inc. †	11,671	302,979

Jazz Pharmaceuticals PLC †	12,551	715,533

Johnson & Johnson	46,201	3,183,718

Kindred Healthcare, Inc. †	17,010	193,574

Magellan Health Services, Inc. †	2,226	114,884

McKesson Corp.	28,639	2,463,819

MedAssets, Inc. †	26,593	473,355

Medicines Co. (The) †	14,983	386,711

Merck & Co., Inc.	34,173	1,541,204

Merck KGaA (Germany)	1,657	204,512

Dynamic Asset Allocation Balanced Fund	39

COMMON STOCKS (45.4%)* cont.	Shares	Value

Health care cont.
Metropolitan Health Networks, Inc. †	29,718	$277,566

Miraca Holdings, Inc. (Japan)	100	4,493

Mitsubishi Tanabe Pharma Corp. (Japan)	7,600	115,578

Molina Healthcare, Inc. †	2,940	73,941

Novartis AG (Switzerland)	10,887	666,365

Novo Nordisk A/S Class B (Denmark)	3,597	567,729

Obagi Medical Products, Inc. †	30,471	378,145

Omega Healthcare Investors, Inc. R	14,234	323,539

Omnicare, Inc.	27,737	942,226

Oncothyreon, Inc. †	3,918	20,288

Ono Pharmaceutical Co., Ltd. (Japan)	100	6,160

OraSure Technologies, Inc. †	23,878	265,523

Orion OYJ Class B (Finland)	11,501	246,419

Otsuka Holdings Company, Ltd. (Japan)	19,600	607,729

PDL BioPharma, Inc.	31,093	239,105

Perrigo Co.	110	12,781

Pfizer, Inc.	362,186	9,000,341

Pharmacyclics, Inc. †	987	63,662

PharMerica Corp. †	10,353	131,069

PSS World Medical, Inc. †	3,112	70,891

Quality Systems, Inc.	2,031	37,675

Roche Holding AG-Genusschein (Switzerland)	6,125	1,144,216

RTI Biologics, Inc. †	25,874	107,895

Salix Pharmaceuticals, Ltd. †	1,804	76,381

Sanofi (France)	19,269	1,646,141

Shire PLC (United Kingdom)	8,479	250,973

Sinopharm Group Co. (China)	30,800	98,645

Spectrum Pharmaceuticals, Inc. † S	26,271	307,371

STAAR Surgical Co. †	30,728	232,304

Steris Corp.	3,846	136,418

Suzuken Co., Ltd. (Japan)	5,200	172,509

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	5,344	221,295

Triple-S Management Corp. Class B (Puerto Rico) †	4,296	89,786

United Therapeutics Corp. †	19,351	1,081,334

UnitedHealth Group, Inc.	100,560	5,572,048

Ventas, Inc. R	270	16,813

ViroPharma, Inc. †	9,363	282,950

Warner Chilcott PLC Class A	67,227	907,565

WellCare Health Plans, Inc. †	6,654	376,284

		66,253,579
Technology (8.7%)
Acacia Research Corp. †	2,402	65,839

Accenture PLC Class A	700	49,035

Actuate Corp. †	67,031	471,228

Acxiom Corp. †	21,036	384,328

Agilent Technologies, Inc.	47,247	1,816,647

Altera Corp.	740	25,164

40	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
Amadeus IT Holding SA Class A (Spain)	9,000	$210,124

Analog Devices, Inc.	690	27,055

Anixter International, Inc.	2,435	139,915

AOL, Inc. †	45,464	1,601,697

Apple, Inc.	62,160	41,476,890

Applied Materials, Inc.	116,284	1,298,311

ASML Holding NV (Netherlands)	6,885	369,083

Aspen Technology, Inc. †	5,649	146,027

Asustek Computer, Inc. (Taiwan)	4,960	53,595

Avago Technologies, Ltd. (Singapore)	610	21,280

Baidu, Inc. ADR (China) †	1,000	116,820

BMC Software, Inc. †	35,019	1,452,947

Bottomline Technologies, Inc. †	7,039	173,793

Broadcom Corp. Class A †	45,365	1,568,722

Brocade Communications Systems, Inc. †	114,793	679,001

CA, Inc.	61,138	1,575,221

Cadence Design Systems, Inc. †	83,301	1,071,667

CGI Group, Inc. Class A (Canada) †	170	4,569

Cirrus Logic, Inc. †	2,204	84,612

Cisco Systems, Inc.	236,798	4,520,561

Coinstar, Inc. †	999	44,935

Commvault Systems, Inc. †	2,954	173,400

Computer Sciences Corp.	22,162	713,838

Computershare, Ltd. (Australia)	15,554	133,422

Cornerstone OnDemand, Inc. †	3,453	105,869

CSG Systems International, Inc. †	7,323	164,694

Dassault Systemes SA (France)	150	15,798

Dell, Inc. †	123,638	1,219,071

EMC Corp. †	5,400	147,258

EnerSys †	9,193	324,421

Entegris, Inc. †	42,068	342,013

Entropic Communications, Inc. †	22,312	129,856

Fair Isaac Corp.	12,380	547,939

FEI Co.	4,580	245,030

First Solar, Inc. † S	7,237	160,263

Fujitsu, Ltd. (Japan)	146,000	547,701

Gemalto NV (Netherlands)	865	76,195

Google, Inc. Class A †	10,195	7,692,131

GSI Group, Inc. †	7,062	62,922

Hamamatsu Photonics K.K. (Japan)	500	17,184

Hollysys Automation Technologies, Ltd. (China) †	12,100	118,096

Hon Hai Precision Industry Co., Ltd. (Taiwan)	42,710	132,275

Hoya Corp. (Japan)	1,700	37,374

IBM Corp.	24,328	5,046,856

Infineon Technologies AG (Germany)	64,159	407,112

Infoblox, Inc. †	5,946	138,245

Dynamic Asset Allocation Balanced Fund	41

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
InnerWorkings, Inc. †	10,677	$139,015

Integrated Silicon Solutions, Inc. †	24,975	231,269

Intel Corp.	75,174	1,704,955

IntraLinks Holdings, Inc. †	20,467	133,854

Intuit, Inc.	460	27,094

Itochu Techno-Solutions Corp. (Japan)	200	10,409

Ixia †	5,384	86,521

JDA Software Group, Inc. †	6,149	195,415

KLA-Tencor Corp.	20,102	958,976

Konami Corp. (Japan)	3,500	79,547

Konica Minolta Holdings, Inc. (Japan)	39,500	303,384

L-3 Communications Holdings, Inc.	17,673	1,267,336

Lam Research Corp. †	18,924	601,509

LivePerson, Inc. †	8,040	145,604

Manhattan Associates, Inc. †	3,305	189,277

Maxim Integrated Products, Inc.	850	22,644

Mentor Graphics Corp. †	20,005	309,677

Microchip Technology, Inc.	620	20,311

Microsemi Corp. †	7,105	142,597

Microsoft Corp.	353,308	10,521,592

MTS Systems Corp.	3,786	202,740

Murata Manufacturing Co., Ltd. (Japan)	4,600	244,706

NEC Corp. (Japan) †	211,000	333,424

Netscout Systems, Inc. †	6,919	176,504

Nomura Research Institute, Ltd. (Japan)	800	16,501

NTT Data Corp. (Japan)	59	184,145

NVIDIA Corp. †	66,165	882,641

Omnivision Technologies, Inc. †	11,655	162,646

Oracle Corp.	140,820	4,434,422

Parametric Technology Corp. †	6,534	142,441

Perficient, Inc. †	10,456	126,204

Pericom Semiconductor Corp. †	16,412	142,538

Photronics, Inc. †	20,880	112,126

Plantronics, Inc.	3,471	122,630

Polycom, Inc. †	30,012	296,218

Procera Networks, Inc. †	8,305	195,168

QLIK Technologies, Inc. †	2,488	55,756

QLogic Corp. †	90,349	1,031,786

Qualcomm, Inc.	15,573	973,157

RealPage, Inc. †	5,779	130,605

RF Micro Devices, Inc. †	19,537	77,171

Rovi Corp. †	21,811	316,478

Rudolph Technologies, Inc. †	16,411	172,316

Sage Group PLC (The) (United Kingdom)	1,460	7,429

Samsung Electronics Co., Ltd. (South Korea)	253	304,595

SAP AG (Germany)	4,906	347,841

42	Dynamic Asset Allocation Balanced Fund

COMMON STOCKS (45.4%)* cont.	Shares	Value

Technology cont.
Semtech Corp. †	7,439	$187,091

Silicon Graphics International Corp. †	5,756	52,380

Silicon Image, Inc. †	19,755	90,675

SK Hynix, Inc. (South Korea) †	4,500	91,389

Skyworks Solutions, Inc. †	5,172	121,878

Softbank Corp. (Japan)	9,700	392,612

Sourcefire, Inc. †	2,589	126,939

Spreadtrum Communications, Inc. ADR (China)	5,000	102,800

SS&C Technologies Holdings, Inc. †	8,852	223,159

Symantec Corp. †	107,865	1,941,570

Synaptics, Inc. †	791	19,000

Synchronoss Technologies, Inc. †	3,079	70,509

Tangoe, Inc. †	5,367	70,469

Tech Data Corp. †	9,608	435,242

Telefonaktiebolaget LM Ericsson Class B (Sweden)	27,276	248,782

Tencent Holdings, Ltd. (China)	4,400	149,081

Teradyne, Inc. †	46,149	656,239

TIBCO Software, Inc. †	10,720	324,066

Travelzoo, Inc. †	4,247	100,102

Tyler Technologies, Inc. †	2,932	129,067

Ultimate Software Group, Inc. †	2,088	213,185

Ultra Clean Holdings, Inc. †	18,068	103,168

Unisys Corp. †	2,725	56,735

VASCO Data Security International, Inc. †	31,765	297,956

Vishay Intertechnology, Inc. †	41,106	404,072

Western Digital Corp. †	26,447	1,024,292

Xilinx, Inc.	690	23,067

		114,086,728
Transportation (0.5%)
Canadian National Railway Co. (Canada)	300	26,549

Central Japan Railway Co. (Japan)	11,100	973,743

ComfortDelgro Corp., Ltd. (Singapore)	178,000	248,369

Copa Holdings SA Class A (Panama)	120	9,755

Delta Air Lines, Inc. †	142,731	1,307,416

Deutsche Lufthansa AG (Germany)	8,948	121,541

Deutsche Post AG (Germany)	10,227	199,943

Hankyu Hanshin Holdings, Inc. (Japan)	76,000	410,228

International Consolidated Airlines Group SA (Spain) †	74,707	180,065

J. B. Hunt Transport Services, Inc.	260	13,536

Japan Airlines Co., Ltd. (Japan) †	1,100	51,448

Koninklijke Vopak NV (Netherlands)	580	40,741

MTR Corp. (Hong Kong)	6,000	22,783

Neptune Orient Lines, Ltd. (Singapore) †	297,000	272,276

Nippon Express Co., Ltd. (Japan)	3,000	11,383

Ryanair Holdings PLC ADR (Ireland) †	720	23,234

Singapore Airlines, Ltd. (Singapore)	2,000	17,517

Southwest Airlines Co.	1,860	16,349

Dynamic Asset Allocation Balanced Fund	43

COMMON STOCKS (45.4%)* cont.	Shares	Value

Transportation cont.
Swift Transportation Co. †	25,577	$220,474

Tokyu Corp. (Japan)	3,000	14,345

United Continental Holdings, Inc. †	41,759	814,301

United Parcel Service, Inc. Class B	15,539	1,112,142

US Airways Group, Inc. †	9,040	94,558

Wabtec Corp.	9,410	755,529

West Japan Railway Co. (Japan)	400	17,101

Yamato Transport Co., Ltd. (Japan)	1,100	17,429

		6,992,755
Utilities and power (1.3%)
AES Corp. (The) †	112,104	1,229,781

Ameren Corp.	43,087	1,407,652

Canadian Utilities, Ltd. (Canada)	80	5,588

CenterPoint Energy, Inc.	74,089	1,578,096

Centrica PLC (United Kingdom)	82,265	436,034

Cheung Kong Infrastructure Holdings, Ltd. (Hong Kong)	1,000	6,059

Chubu Electric Power, Inc. (Japan)	7,500	97,712

CMS Energy Corp.	47,966	1,129,612

DTE Energy Co.	29,362	1,759,965

Electric Power Development Co. (Japan)	7,300	191,294

Enbridge, Inc. (Canada)	860	33,609

Enel SpA (Italy)	94,150	333,768

Energias de Portugal (EDP) SA (Portugal)	48,904	134,847

Entergy Corp.	29,045	2,012,825

Fortum OYJ (Finland)	1,390	25,607

GDF Suez (France)	17,482	391,777

ITC Holdings Corp.	150	11,340

Kinder Morgan, Inc.	580	20,613

National Grid PLC (United Kingdom)	62,289	687,782

Origin Energy, Ltd. (Australia)	21,780	255,633

Osaka Gas Co., Ltd. (Japan)	3,000	13,229

PG&E Corp.	61,239	2,608,103

Pinnacle West Capital Corp.	290	15,318

Power Assets Holdings, Ltd. (Hong Kong)	1,500	12,757

Red Electrica Corporacion SA (Spain)	9,743	462,743

Snam SpA (Italy)	5,180	22,974

TECO Energy, Inc.	43,582	773,145

Terna SPA (Italy)	5,160	19,237

Toho Gas Co., Ltd. (Japan)	42,000	278,850

Tokyo Gas Co., Ltd. (Japan)	75,000	413,173

Westar Energy, Inc.	24,298	720,686

		17,089,809

Total common stocks (cost $515,399,816)		$594,625,014

44	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)*	Principal amount	Value

Basic materials (1.4%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$40,000	$40,189

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	620,000	660,332

Allegheny Technologies, Inc. sr. unsec. unsub. notes 9 3/8s, 2019	135,000	174,422

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	90,000	99,346

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)	605,000	698,620

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	90,000	92,025

Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018	440,000	427,900

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018	405,000	415,248

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)	120,000	131,400

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	310,000	347,200

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	200,000	206,500

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	365,000	458,075

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	325,000	395,281

Compass Minerals International, Inc. company guaranty sr. unsec.
notes 8s, 2019	285,000	307,800

Domtar Corp. company guaranty sr. unsec. unsub. notes 6 1/4s,
2042 (Canada)	350,000	357,339

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	295,000	395,584

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	525,000	584,005

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	880,000	953,457

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	620,000	653,110

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	205,000	214,104

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	360,000	347,400

FMG Resources August 2006 Pty, Ltd. 144A company guaranty
sr. unsec. notes 6 3/8s, 2016 (Australia)	180,000	175,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	160,050

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	335,000	314,900

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	135,000	123,863

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	220,000	226,050

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020	85,000	86,488

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014	90,000	85,725

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	145,000	166,025

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	265,000	299,450

IAMGOLD Corp. 144A company guaranty sr. unsec. notes 6 3/4s,
2020 (Canada)	330,000	323,400

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	140,000	141,750

Dynamic Asset Allocation Balanced Fund	45

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Basic materials cont.
INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	210,000	$250,968

International Paper Co. sr. unsec. notes 7.95s, 2018		$1,070,000	1,377,158

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		280,000	314,300

Louisiana-Pacific Corp. company guaranty sr. unsec unsub. notes
7 1/2s, 2020		115,000	128,081

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		310,000	438,171

LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		535,000	609,900

LyondellBasell Industries NV sr. unsec. unsub notes 5s, 2019
(Netherlands)		925,000	982,813

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s, 2024
(Netherlands)		285,000	324,188

Momentive Performance Materials, Inc. company guaranty notes
9 1/2s, 2021	EUR	100,000	92,353

Momentive Performance Materials, Inc. notes 9s, 2021		$60,000	43,500

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	143,100

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		220,000	243,650

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		268,000	269,340

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		95,000	95,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020		35,000	35,700

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)		265,000	362,362

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022		227,000	245,903

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019		228,000	240,497

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020		50,000	50,688

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		300,000	402,257

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	196,200

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		175,000	179,375

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		200,000	202,240

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	55,963

Steel Dynamics, Inc. sr. unsec. notes company guaranty
7 5/8s, 2020		10,000	10,850

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		40,000	41,300

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		55,000	57,200

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		290,000	313,200

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		250,000	270,000

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		260,000	262,600

46	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Basic materials cont.
Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		$65,000	$31,200

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		20,000	15,400

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		180,000	203,370

			18,550,915
Capital goods (0.9%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		40,000	40,800

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		305,000	326,731

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		425,000	466,438

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	305,000	416,084

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		$75,000	83,250

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	181,125

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		45,000	47,138

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		180,000	197,550

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		320,000	364,800

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		110,000	114,125

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		240,000	285,690

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,125

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		55,000	56,375

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		280,000	305,200

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		145,000	155,513

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	60,000	84,082

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$510,000	523,471

Exide Technologies sr. notes 8 5/8s, 2018		170,000	147,263

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		390,000	390,054

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		385,000	415,800

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		906,000	1,158,146

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015		65,000	68,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		400,000	372,000

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	285,538

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		135,000	159,810

Rexel SA 144A company guaranty sr. unsec. unsub. notes 6 1/8s,
2019 (France)		200,000	207,544

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 7/8s, 2019		100,000	107,750

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 3/4s, 2016		135,000	140,738

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 1/8s, 2019		190,000	200,450

Dynamic Asset Allocation Balanced Fund	47

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Capital goods cont.
Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9 7/8s, 2019	$200,000	$212,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019	105,000	107,100

Reynolds Group Issuer, Inc. 144A company guaranty sr. notes
5 3/4s, 2020	130,000	130,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	195,000	137,963

Ryerson, Inc. company guaranty sr. notes 12s, 2015	505,000	521,413

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	405,000	448,067

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018	110,000	119,625

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	210,000	229,950

Terex Corp. sr. unsec. sub. notes 8s, 2017	265,000	274,275

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	405,000	431,325

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	188,000	209,385

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	285,000	314,925

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	736,000	894,218

United Technologies Corp. sr. unsec. unsub notes 4 1/2s, 2042	160,000	179,326

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	100,000	106,562

		11,760,974
Communication services (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2012	270,000	2,052

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	165,000	214,692

America Movil SAB de CV company guaranty unsec. unsub. notes
2 3/8s, 2016 (Mexico)	200,000	208,046

American Tower Corp. sr. unsec. notes 7s, 2017 R	440,000	523,642

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	387,000	508,021

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	275,000	290,729

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	715,000	960,141

Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018	165,000	177,788

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	480,000	558,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	89,200

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	140,000	155,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	150,000	162,375

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	198,413

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	95,000	95,238

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,875

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	180,263

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	240,000	260,700

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	500,000	533,750

48	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	$230,000	$234,025

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	101,413

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	360,000	356,400

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	800,000	1,089,088

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	230,000	279,317

Cox Communications, Inc. 144A notes 5 7/8s, 2016	206,000	240,867

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020	285,000	277,875

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015	716,000	753,590

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	108,500

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	75,000	84,397

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	150,000	165,375

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	435,000	654,287

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	165,000	179,438

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	230,000	248,400

DISH DBS Corp. company guaranty 6 5/8s, 2014	10,000	10,850

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	505,000	587,063

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	240,000	261,600

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	184,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	277,000	306,399

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	92,600

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	325,000	367,250

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	185,000	209,975

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	295,000	315,650

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	325,000	359,938

Intelsat Investments SA company guaranty sr. unsec. notes
11 1/4s, 2016 (Bermuda)	160,000	167,000

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	227,325

Intelsat Jackson Holdings SA 144A company guaranty sr. unsec.
notes 7 1/4s, 2020 (Bermuda)	130,000	139,750

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s, 2022
(Bermuda)	105,000	104,475

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡	689,843	731,234

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,353,600

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	185,000	247,435

Dynamic Asset Allocation Balanced Fund	49

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019	$185,000	$205,350

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 5/8s, 2020	185,000	199,800

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2019	45,000	47,813

Level 3 Financing, Inc. 144A company guaranty sr. unsec unsub.
notes 7s, 2020	210,000	212,100

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	215,000	237,575

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	134,063

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	420,000	455,700

Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015	8,000	8,030

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016	440,000	433,400

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	55,000	46,200

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	255,000	204,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	260,000	282,100

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	263,350

Qwest Corp. notes 6 3/4s, 2021	825,000	984,459

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	115,000	140,845

SBA Telecommunications, Inc. company guaranty sr. unsec. notes
8 1/4s, 2019	13,000	14,528

SBA Telecommunications, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020	70,000	73,500

SBA Tower Trust 144A notes 2.933s, 2017	775,000	796,276

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,125,000	1,035,000

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	240,000	267,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	305,000	314,150

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	200,000	226,500

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	155,000	161,200

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018	490,000	586,775

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2014	770,000	847,739

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	200,000	260,659

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2042	495,000	493,652

TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	65,000	66,219

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	150,000	164,931

50	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Communication services cont.
Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	$18,000	$26,950

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	480,000	670,263

Verizon New Jersey, Inc. debs. 8s, 2022	160,000	214,875

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	240,000	319,141

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	271,700

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	83,063

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	355,000	337,250

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	370,000	348,725

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	91,800

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	430,238

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	165,000	177,788

		27,859,598
Consumer cyclicals (3.1%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	38,675

ADT Corp./The 144A company guaranty sr. unsec notes
4 7/8s, 2042	380,000	410,217

ADT Corp./The 144A company guaranty sr. unsec notes
3 1/2s, 2022	530,000	546,079

Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	440,000	508,964

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	240,000	163,200

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	257,513

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	178,450

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	420,000	473,025

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	304,000	316,160

American Media, Inc. 144A notes 13 1/2s, 2018	14,107	13,049

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	105,000	107,626

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	110,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	90,000	101,138

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	74,813

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	230,000	231,150

Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	35,000	35,350

Dynamic Asset Allocation Balanced Fund	51

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	$105,000	$105,525

Beazer Homes USA, Inc. sr. unsec. notes company guaranty
8 1/8s, 2016	125,000	130,625

Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	125,000	133,594

Bon-Ton Department Stores, Inc. (The) 144A company guaranty
sr. notes 10 5/8s, 2017	395,000	356,488

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	262,200

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	110,000	117,975

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	104,025

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	205,000	226,781

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	1,070,000	1,150,250

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	129,000

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	205,000	278,838

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	430,000	488,333

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	170,000	171,275

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	51,131

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	230,000	217,925

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	95,000	103,550

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	345,000	372,600

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	399,375

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	85,000	94,350

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	139,063

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	442,672	472,552

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021	280,000	249,200

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	125,000	112,500

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec notes 7 5/8s, 2020	345,000	337,238

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	340,000	366,350

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	195,000	202,313

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	330,000	320,925

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	70,000	81,513

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	240,000	282,300

52	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
DR Horton, Inc. company guaranty sr. unsec. unsub. notes
4 3/8s, 2022		$95,000	$94,406

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	267,050

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		535,000	590,093

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		356,000	408,510

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		375,000	402,188

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		295,000	334,088

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		235,000	282,000

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		355,000	445,756

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		1,220,000	1,250,206

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		470,000	532,485

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		320,000	346,800

Gray Television, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	159,200

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6 5/8s, 2022 (Canada)	CAD	330,000	346,300

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,150

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		235,000	256,150

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		385,000	445,433

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes 4 3/4s, 2023 R		65,000	67,600

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		515,000	576,800

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	220,375

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes
8 7/8s, 2020		165,000	174,075

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$360,000	409,500

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		75,000	89,402

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		65,000	65,325

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		145,000	147,900

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022		25,000	26,625

Lamar Media Corp. company guaranty sr. sub. notes 7 7/8s, 2018		65,000	71,825

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		145,000	154,425

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,053,000	1,100,385

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		255,000	255,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		70,000	72,275

Liberty Interactive, LLC debs. 8 1/4s, 2030		245,000	258,475

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		235,000	267,313

Limited Brands, Inc. sr. notes 5 5/8s, 2022		105,000	112,744

Dynamic Asset Allocation Balanced Fund	53

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	$415,000	$448,719

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016	255,000	297,745

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	255,000	277,998

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	120,000	129,084

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	530,000	542,533

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	255,000	22,950

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	280,000	295,400

MGM Resorts International company guaranty sr. notes 9s, 2020	25,000	27,906

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	99,275

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015	130,000	139,100

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	140,738

MGM Resorts International sr. notes 10 3/8s, 2014	30,000	33,750

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	140,000	152,600

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	155,000	155,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	180,000	188,568

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	666,616	701,613

Navistar International Corp. sr. notes 8 1/4s, 2021	548,000	520,600

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	205,000	209,100

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	350,000	450,673

News America Holdings, Inc. debs. 7 3/4s, 2045	510,000	683,477

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018 (Netherlands)	75,000	84,563

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020 (Netherlands)	110,000	109,175

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	295,000	325,975

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	105,000	111,825

Owens Corning company guaranty sr. unsec. notes 9s, 2019	670,000	842,525

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	145,000	162,400

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	195,000	199,875

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	145,000	159,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	40,000	43,700

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	275,000	316,250

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	200,000	208,000

QVC Inc. 144A sr. notes 7 3/8s, 2020	155,000	172,321

54	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	$85,000	$88,400

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	130,000	133,900

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	407,550

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	59,675

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	84,000

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	60,638

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	295,000	329,663

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	195,000	208,163

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes 12 1/8s, 2018	300,000	348,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	320,000	317,600

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	90,000	89,325

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	400,000	406,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	227,150

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	495,000	550,688

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020	210,000	226,275

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	105,000	114,713

Sears Holdings Corp. company guaranty 6 5/8s, 2018	120,000	111,900

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	90,225

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	54,588

Spectrum Brands Holdings, Inc. Company guaranty sr. notes
9 1/2s, 2018	155,000	174,763

Spectrum Brands Holdings, Inc. 144A company guaranty sr. notes
9 1/2s, 2018	110,000	124,025

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	195,000	201,338

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016	45,000	48,263

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	69,225

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	345,000	367,425

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	390,000	447,628

Time Warner, Inc. company guaranty sr. unsec. notes 3.15s, 2015	80,000	85,374

Time Warner, Inc. debs. 9.15s, 2023	25,000	35,811

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	675,000	726,571

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016	65,000	66,138

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	555,000	604,950

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	70,000	71,313

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	18,875

Dynamic Asset Allocation Balanced Fund	55

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		$80,000	$64,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡		46,000	34,960

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		119,000	85,085

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	140,000	189,464

TRW Automotive, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2014		$370,000	394,050

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021		240,000	243,600

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		844,000	1,209,152

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		50,000	60,632

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		165,000	173,131

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		65,000	74,720

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		55,000	61,188

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		300,000	331,500

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes 10 1/4s,
2016 (no set date to PIK expiration) ‡‡		185,000	191,475

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		498,000	537,840

			40,486,220
Consumer staples (1.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		105,000	150,392

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019		14,000	19,879

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022		560,000	555,848

Anheuser-Busch InBev Worldwide, Inc. company guaranty unsec.
unsub. notes 5 3/8s, 2020		325,000	403,543

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020		80,000	91,400

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		70,000	77,700

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 8 1/4s, 2019		65,000	70,769

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		126,000	129,624

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019		27,000	34,209

Bunge Ltd., Finance Corp. company guaranty unsec. unsub. notes
4.1s, 2016		253,000	270,111

Burger King Corp. company guaranty sr. unsec. notes 9 7/8s, 2018		175,000	203,000

Carrols Restaurant Group, Inc. 144A company guaranty sr. notes
11 1/4s, 2018		70,000	76,300

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		170,920	186,303

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		180,000	165,600

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015		229,929	208,661

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		380,000	393,300

56	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		$350,000	$400,750

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		110,000	125,125

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 4 5/8s, 2023		55,000	55,825

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		570,000	609,900

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		425,000	521,920

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub. notes
11s, 2018		295,000	333,350

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		75,000	85,500

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		290,000	313,200

Del Monte Corp. company guaranty sr. unsec. notes 7 5/8s, 2019		100,000	102,500

Delhaize Group company guaranty sr. unsec notes 5.7s, 2040
(Belgium)		180,000	160,149

Delhaize Group company guaranty sr. unsec notes 4 1/8s, 2019
(Belgium)		140,000	135,241

Delhaize Group company guaranty sr. unsec. unsub. bonds 5 7/8s,
2014 (Belgium)		310,000	325,695

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
5 3/4s, 2017 (United Kingdom)		390,000	476,102

Diageo Investment Corp. company guaranty sr. unsec. debs.
8s, 2022		165,000	236,622

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		285,000	321,338

Dole Food Co. sr. notes 13 7/8s, 2014		88,000	99,000

Dole Food Co. 144A sr. notes 8s, 2016		190,000	198,788

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	268,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		170,000	206,950

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		492,000	510,707

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		95,000	102,600

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	250,000	346,353

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2014		$325,000	364,813

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		85,000	84,788

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		35,000	32,550

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 1/2s, 2040		420,000	572,501

Kraft Foods Group, Inc. 144A company guaranty sr. unsec. unsub.
notes 5s, 2042		75,000	83,668

Kraft Foods, Inc. sr. unsec. notes 6 1/2s, 2017		27,000	33,196

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017		118,000	142,801

Kroger Co. sr. notes 6.15s, 2020		40,000	48,898

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		145,000	152,250

Dynamic Asset Allocation Balanced Fund	57

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Consumer staples cont.
Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020	$140,000	$150,500

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	302,000	428,620

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	393,000	528,860

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018	125,000	139,375

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	380,000	424,546

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	346,000	469,080

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	90,000	95,625

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	315,000	346,500

Revlon Consumer Products Corp. company guaranty notes
9 3/4s, 2015	545,000	576,338

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	225,000	231,188

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	737,000	758,189

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	205,000	210,125

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	90,800

SABMiller Holdings, Inc. 144A company guaranty sr. unsec. notes
4.95s, 2042	270,000	314,208

Service Corporation International sr. notes 7s, 2019	115,000	127,075

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	645,000	720,788

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	191,938

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	200,000	215,000

Tyson Foods, Inc. company guaranty sr. unsec. unsub. notes
6.85s, 2016	495,000	568,013

UR Financing Escrow Corp. 144A company guaranty notes
5 3/4s, 2018	70,000	73,938

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	105,000	114,975

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2019	365,000	411,538

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	110,000	115,500

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	159,650

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	65,000	69,875

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	235,000	263,807

		18,284,570
Energy (2.2%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	105,000	109,988

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	80,000	84,600

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	80,000	66,400

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019	165,000	139,425

58	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Energy cont.
AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022		$180,000	$193,500

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031		700,000	937,265

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		180,000	209,262

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019		215,000	269,346

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		350,000	376,231

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		40,000	33,600

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019		220,000	184,800

Atlas Pipeline Partners LP / Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		80,000	81,400

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015
(In default) †		120,000	22,800

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	133,750

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017		195,000	208,650

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		885,000	949,444

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		650,000	772,534

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		450,000	482,625

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		65,000	66,463

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042 (Canada)		760,000	789,383

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	226,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	248,400

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	65,662

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019		$50,000	50,125

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		260,000	249,600

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	302,500

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023		65,000	67,925

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		110,000	114,675

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)		105,000	90,300

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		525,000	549,938

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		310,000	323,950

Continental Resources, Inc. company guaranty sr. unsec notes
5s, 2022		235,000	244,988

Continental Resources, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2022		195,000	203,775

Dynamic Asset Allocation Balanced Fund	59

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	$320,000	$342,400

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	80,000	79,600

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	381,375

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	50,000	54,250

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	580,000	539,400

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	145,000	140,288

Forbes Energy Services Ltd. company guaranty sr. unsec. notes
9s, 2019	200,000	194,000

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	265,000	282,225

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	324,000	396,372

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
6.51s, 2022 (Russia)	507,000	595,979

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,118,640

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	425,000	411,188

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	20,800

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	258,169

Hiland Partners LP / Hiland Partners Finance Corp. 144A company
guaranty sr. notes 7 1/4s, 2020	105,000	109,200

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	70,000	93,978

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021	245,000	248,675

Key Energy Services, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2021	55,000	55,550

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	370,000	392,200

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	80,000	86,400

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub. notes
9 1/2s, 2019	355,000	402,038

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)	100,000	92,000

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	170,000	208,257

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	205,000	219,350

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	80,000	85,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	195,250

60	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	$210,000	$233,625

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	510,000	593,044

Northern Oil and Gas, Inc. company guaranty sr. unsec. notes
8s, 2020	200,000	206,000

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	140,000	148,225

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	460,000	508,300

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	345,000	376,050

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	405,000	458,663

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	25,563

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	190,000	190,000

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	410,000	426,400

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	445,000	505,557

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	1,980,000	1,789,366

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 3/4s, 2022	390,000	395,850

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	375,000	378,750

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	110,000	121,000

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	95,000	100,225

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	348,075

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	810,000	874,800

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	520,000	535,600

SandRidge Energy, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2021	60,000	61,800

SandRidge Energy, Inc. 144A company guaranty sr. unsec. unsub.
notes 8s, 2018	135,000	141,750

Shell International Finance BV company guaranty sr. unsec. notes
3.1s, 2015 (Netherlands)	570,000	609,340

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	125,000	131,875

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	110,000	116,600

SM Energy Co. 144A sr. notes 6 1/2s, 2023	40,000	42,100

Spectra Energy Capital, LLC sr. notes 8s, 2019	250,000	327,657

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040
(Norway)	235,000	291,620

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	195,000	208,163

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	55,000	59,400

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	75,000	77,625

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	135,000	139,388

Dynamic Asset Allocation Balanced Fund	61

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Energy cont.
Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	$440,000	$636,892

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	110,000	120,405

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	130,000	151,356

Whiting Petroleum Corp. company guaranty 7s, 2014	385,000	410,025

Williams Cos., Inc. (The) notes 7 3/4s, 2031	14,000	17,908

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	39,000	51,134

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	91,375

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	325,000	351,000

		28,260,307
Financials (3.8%)
Abbey National Treasury Service bank guaranty sr. unsec. unsub.
notes FRN 2.028s, 2014 (United Kingdom)	285,000	282,860

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	955,000	1,024,409

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	145,000	136,300

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	535,000	716,577

Aflac, Inc. sr. unsec. notes 6.9s, 2039	450,000	583,111

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	205,000	209,613

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	227,133

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015	160,000	177,200

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8s, 2020	140,000	163,800

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	160,650

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2017	85,000	88,613

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes FRN
2.618s, 2014	177,000	174,789

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	174,375

American Express Co. sr. unsec. notes 8 1/8s, 2019	870,000	1,176,967

American International Group, Inc. jr. sub. bonds FRB 8.175s, 2068	464,000	567,820

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	901,000	1,045,736

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	640,000	675,956

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	386,000	464,133

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	505,000	463,338

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	440,000	506,245

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	315,000	366,152

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	240,000	277,562

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	250,000	277,611

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	390,000	395,212

Bank of New York Mellon Corp. (The) sr. unsec. unsub notes
1.969s, 2017	615,000	634,638

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,952

62	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$230,000	$212,750

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	270,000	350,765

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	980,000	1,054,547

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	240,000	299,485

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	330,000	361,377

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	240,000	240,179

BNP Paribas SA 144A jr. unsec. sub. notes FRN 7.195s, 2049
(France)	100,000	94,550

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	446,000	410,320

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	390,000	447,744

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037	570,000	572,850

Capital One Capital V company guaranty jr. unsec. sub. notes
10 1/4s, 2039	174,000	179,220

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	92,863

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	265,000	296,800

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	218,485

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	184,025

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	225,000	241,313

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	135,000	144,113

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	346,175

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	227,325

Citigroup, Inc. sub. notes 5s, 2014	599,000	631,777

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	482,000	551,997

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	820,000	890,399

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018	145,000	169,288

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	255,000	248,625

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	411,000	477,246

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	180,000	189,450

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	120,000	136,350

GATX Financial Corp. notes 5.8s, 2016	120,000	128,523

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	975,000	1,029,844

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.638s, 2016	600,000	582,963

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	805,000	1,031,224

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	990,000	1,225,224

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	164,000	176,188

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub
notes 5 1/8s, 2022	205,000	229,211

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	425,000	412,808

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	470,000	501,077

Dynamic Asset Allocation Balanced Fund	63

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	$340,000	$373,212

HSBC Finance Capital Trust IX FRN 5.911s, 2035	700,000	688,625

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	879,000	1,019,392

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	85,000	86,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	585,000	627,413

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	65,000	70,038

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	252,963

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	439,000	454,365

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	185,000	198,413

JPMorgan Chase & Co. sr. notes 6s, 2018	1,282,000	1,528,482

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	330,000	390,514

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	210,000	227,850

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	200,000	202,924

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	1,470,000	1,761,228

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	300,000	354,000

MetLife, Inc. sr. unsec. 6 3/4s, 2016	130,000	155,599

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,255,000	1,365,821

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	125,350

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,500

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	134,100

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	65,550

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	125,000	132,283

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	210,000	253,415

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	155,000	165,850

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	105,000	111,300

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	55,000	54,725

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	124,063

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	520,000	542,486

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	246,713

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	165,000	176,756

Primerica, Inc. sr. unsec. unsub notes 4 3/4s, 2022	375,000	401,425

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	405,000	437,400

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	155,000	166,625

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	140,000	144,200

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	445,000	462,321

64	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Financials cont.
Prudential Financial, Inc. jr. unsec. sub. notes FRN 8 7/8s, 2038	$225,000	$272,250

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	185,000	191,479

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	330,000	330,825

Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)	475,000	503,597

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	110,000	116,391

Santander Holdings USA, Inc. sr. unsec. unsub. notes 4 5/8s, 2016	129,000	135,143

Santander Issuances S.A. Unipersonal 144A bank guaranty unsec.
sub. notes 5.911s, 2016 (Spain)	600,000	591,000

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)	225,000	247,216

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)	350,000	367,500

Simon Property Group LP sr. unsec. unsub notes 3 3/8s, 2022 R	50,000	52,496

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	147,000	168,409

SLM Corp. sr. notes Ser. MTN, 8s, 2020	220,000	254,100

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	135,000	158,114

State Street Capital Trust IV company guaranty jr. unsec. sub.
bonds FRB 1.389s, 2037	475,000	350,167

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)	1,900,000	2,232,671

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	405,000	427,998

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)	500,000	531,450

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,800,000	1,937,340

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	250,000	301,480

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	105,000	125,852

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	75,000	79,450

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	485,000	553,406

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
perpetual maturity	295,000	293,313

Willis Group North America, Inc. company guaranty 6.2s, 2017	70,000	79,771

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037	422,000	436,770

		49,969,621
Health care (1.0%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	288,000	339,298

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	286,000	378,921

Amgen, Inc. sr. unsec. notes 3.45s, 2020	730,000	770,370

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)	422,000	577,367

Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019	215,000	227,900

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020	280,000	290,150

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017	295,000	314,544

Dynamic Asset Allocation Balanced Fund	65

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount		Value

Health care cont.
Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	$360,579

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		$260,000	250,900

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		200,000	207,500

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		275,000	301,813

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 7 1/8s, 2020		140,000	149,100

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		490,000	544,224

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	105,000	145,564

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$545,000	591,325

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		225,000	238,500

Endo Health Solutions, Inc. company guaranty sr. unsec. notes
7s, 2019		155,000	167,013

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		200,000	213,000

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		275,000	303,875

HCA, Inc. sr. notes 6 1/2s, 2020		800,000	888,000

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	79,100

HCA, Inc. sr. unsec. notes 6 1/4s, 2013		48,000	48,660

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	418,000

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020		60,000	63,600

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		300,000	286,500

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		260,000	291,850

Kinetics Concept/KCI USA 144A company guaranty notes
10 1/2s, 2018		450,000	475,875

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		245,000	230,300

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	232,050

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		150,000	165,750

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		95,000	124,285

Sky Growth Acquisition Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2020		65,000	65,325

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		75,000	77,250

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		82,392	82,804

Teleflex, Inc. company guaranty sr. unsec. sub. notes 6 7/8s, 2019		200,000	215,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		54,000	62,370

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		305,000	335,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		155,000	175,150

66	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Health care cont.
Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	$295,000	$313,485

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	640,000	742,701

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	60,000	64,753

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	170,000	184,450

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	40,000	42,100

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	110,513

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017	40,000	42,600

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	10,000	7,000

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	40,000	40,800

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	215,000	220,718

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	170,000	172,075

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	35,000	35,378

WellPoint, Inc. notes 7s, 2019	220,000	274,739

		12,940,624
Technology (0.9%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	315,000	319,725

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	35,000	33,775

Alcatel-Lucent USA, Inc. unsec. debs. 6.45s, 2029	200,000	131,000

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	155,000	137,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	300,000	279,000

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	425,000	422,875

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	150,000	147,750

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	825,000	904,530

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	470,000	556,230

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	240,000	253,200

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020	145,000	162,038

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017	95,000	104,025

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	290,000	300,513

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	933,166	955,329

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	553,613

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	206,250

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020	178,000	192,685

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	96,800

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	305,000	331,688

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	235,000	250,526

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	160,000	182,306

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	315,000	412,377

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	255,000	299,924

Dynamic Asset Allocation Balanced Fund	67

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Technology cont.
IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	$850,000	$827,390

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	110,000	125,400

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	130,000	144,300

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	105,000	118,125

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	625,000	664,063

Jazz Technologies, Inc. company guaranty sr. unsec. notes
8s, 2015	173,000	129,750

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	85,000	112,487

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	555,000	649,378

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 10s, 2013 (Netherlands)	15,000	16,013

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	360,000	414,000

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	215,000	274,266

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN, 5 1/4s, 2037	340,000	351,017

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)	195,000	215,475

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 10 1/4s, 2015	10,000	10,250

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	210,000	227,850

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	295,625

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	336,000	420,177

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	130,000	148,177

		12,377,465
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	340,000	357,000

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	290,000	318,275

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	240,000	289,394

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	155,000	193,625

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	685,000	744,440

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	386,006	441,012

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	95,000	94,737

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	430,244	443,797

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	470,000	476,456

Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018	360,000	389,700

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	115,000	123,246

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	125,084	130,713

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	165,000	110,550

		4,112,945

68	Dynamic Asset Allocation Balanced Fund

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Utilities and power (1.4%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	$412,000	$420,402

AES Corp. (The) sr. unsec. unsub notes 7 3/8s, 2021	330,000	376,200

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	520,000	600,600

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	145,000	176,180

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	80,000	87,135

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	45,000	60,238

Beaver Valley Funding Corp. sr. bonds 9s, 2017	87,000	89,377

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	404,000	456,018

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	203,500	216,727

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	230,000	253,000

Calpine Corp. 144A sr. notes 7 1/4s, 2017	595,000	635,163

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	50,000	58,556

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	133,000	174,463

Consolidated Edison Co. of New York sr. unsec. unsub. notes
4.2s, 2042	275,000	302,363

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	350,000	384,125

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.662s, 2066	823,000	748,412

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	580,000	600,670

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †	415,000	234,475

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	80,000	41,600

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	35,000	19,250

Edison Mission Energy sr. unsec. notes 7.2s, 2019	400,000	206,000

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,588

El Paso Corp. sr. unsec. notes 7s, 2017	700,000	803,254

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	215,000	250,393

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	120,000	159,276

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	375,000	458,731

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020	100,000	110,250

Energy Future Intermediate Holding Co., LLC sr. notes 9 3/4s, 2019	265,000	283,550

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	159,000	178,875

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	305,000	346,175

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	185,000	214,065

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	155,000	172,584

Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 4.85s, 2042	490,000	504,423

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes
6 7/8s, 2019	90,000	96,300

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes
9 3/8s, 2020	395,000	430,550

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. unsec. notes 7 3/4s, 2022	65,000	66,300

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	444,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	73,775

Dynamic Asset Allocation Balanced Fund	69

CORPORATE BONDS AND NOTES (18.5%)* cont.	Principal amount	Value

Utilities and power cont.
Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	$230,000	$255,875

ITC Holdings Corp. 144A notes 5 7/8s, 2016	260,000	298,877

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	305,000	361,801

Kansas Gas and Electric Co. bonds 5.647s, 2021	65,958	72,166

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	410,000	514,944

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	152,000	194,465

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	400,000	533,178

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	265,000	346,106

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	108,300

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	165,000	202,636

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	735,000	799,313

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	155,000	179,111

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	255,000	335,145

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	456,000	516,911

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	655,000	693,682

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	185,000	210,387

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	160,000	209,893

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	629,000	673,030

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	156,163

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,307

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	185,000	68,450

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016 ‡‡	506,166	118,949

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	101,725

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN 6.35s,
2067 (Canada)	180,000	192,479

Union Electric Co. sr. notes 6.4s, 2017	320,000	393,148

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	75,000	88,697

		18,372,781

Total corporate bonds and notes (cost $223,488,793)		$242,976,020

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.5%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$14,000,000	$14,997,500

		14,997,500
U.S. Government Agency Mortgage Obligations (9.4%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

70	Dynamic Asset Allocation Balanced Fund

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.5%)* cont.	Principal amount	Value

Federal National Mortgage Association Pass-Through Certificates
5s, TBA, October 1, 2042	$50,000,000	$54,546,875
4s, TBA, October 1, 2042	37,000,000	39,870,390
3 1/2s, TBA, October 1, 2027	24,000,000	25,537,500
3s, TBA, November 1, 2042	1,000,000	1,052,891
3s, TBA, October 1, 2042	1,000,000	1,055,547

		123,117,422

Total U.S. government and agency mortgage obligations (cost $137,452,305)		$138,114,922

MORTGAGE-BACKED SECURITIES (3.7%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$3,320,000	$2,570,942

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	2,938,908	352,669

American Home Mortgage Investment Trust Ser. 07-1, Class GIOP,
IO, 2.078s, 2047	1,030,450	144,263

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.893s, 2049	899,000	914,696
Ser. 07-2, Class A2, 5.634s, 2049	224,478	234,012
Ser. 07-1, Class XW, IO, 0.481s, 2049	9,135,479	86,595

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	5,820,177	63,260
Ser. 04-5, Class XC, IO, 0.877s, 2041	6,005,452	78,329
Ser. 02-PB2, Class XC, IO, 0.679s, 2035	1,421,286	355
Ser. 07-5, Class XW, IO, 0.555s, 2051	18,627,170	242,749

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	1,415,968	948,698

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	1,064,650	723,962

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	6,706,467	285,025
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	15,192,876	632,024
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047	15,072,549	384,350
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046	18,016,395	459,418

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	592,468	548,033

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 6.163s, 2042	570,000	564,916
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050	609,000	487,200
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	2,151,162	27,320

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	9,963,980	174,370

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	2,551,045	66,837
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047	1,596,765	34,011
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046	3,380,448	64,229
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,805,237	25,454

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	505,512	423,366

Dynamic Asset Allocation Balanced Fund	71

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust FRB Ser. 05-C3, Class AJ,
4.96s, 2043	$380,000	$400,668

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC, IO,
0.157s, 2049	63,609,077	887,347

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3, Class 1A2A,
5.584s, 2036	637,402	580,036

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.568s, 2049	8,164,745	108,754
Ser. 07-CD4, Class XC, IO, 0.192s, 2049	46,147,426	424,556
Ser. 07-CD5, Class XS, IO, 0.074s, 2044	2,640,788	10,133

Commercial Mortgage Acceptance Corp. 144A Ser. 98-C1, Class F,
6.23s, 2031	48,331	48,687

Commercial Mortgage Pass-Through Certificates FRB Ser. 05-LP5,
Class D, 5.273s, 2043	406,000	415,985

Commercial Mortgage Pass-Through Certificates 144A Ser. 06-C8,
Class XS, IO, 0.213s, 2046	37,436,091	445,940

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	460,681	398,489
Ser. 06-6, Class 06-6, 6s, 2036	855,525	763,342
Ser. 07-3, Class A30, 5 3/4s, 2037	607,751	528,530

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.955s, 2039	462,715	463,983
Ser. 06-C5, Class AX, IO, 0.21s, 2039	15,625,834	214,074

Credit Suisse Mortgage Capital Certificates 144A Ser. 07-C2, Class AX,
IO, 0.238s, 2049	42,977,457	159,489

CS First Boston Mortgage Securities Corp.
Ser. 05-C6, Class AJ, 5.23s, 2040	294,000	310,887
Ser. 05-C5, Class AJ, 5.1s, 2038	164,000	172,471

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040 F	385,174	416,941
Ser. 03-C3, Class AX, IO, 1.904s, 2038	7,835,991	32,856
Ser. 02-CP3, Class AX, IO, 1.333s, 2035	1,609,671	4,919

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037	335,769	541,703
IFB Ser. 2979, Class AS, 23.464s, 2034	48,092	64,493
IFB Ser. 3072, Class SM, 22.987s, 2035	170,283	271,778
IFB Ser. 3072, Class SB, 22.841s, 2035	174,497	277,425
IFB Ser. 3249, Class PS, 21.547s, 2036	239,886	367,961
IFB Ser. 2990, Class LB, 16.381s, 2034	347,533	487,655
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,378,970	183,348
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	3,392,109	537,005
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	838,000	175,812
Ser. 3747, Class HI, IO, 4 1/2s, 2037	101,821	8,109
Ser. 3751, Class MI, IO, 4s, 2034	2,485,530	42,304
Ser. 3391, PO, zero %, 2037	34,337	31,336
Ser. 3206, Class EO, PO, zero %, 2036	22,872	21,468
FRB Ser. 3117, Class AF, zero %, 2036	18,495	15,299
FRB Ser. 3326, Class WF, zero %, 2035	29,479	26,531
FRB Ser. 3036, Class AS, zero %, 2035	27,833	24,380

72	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	$163,615	$300,931
IFB Ser. 05-45, Class DA, 23.626s, 2035	672,700	1,125,610
IFB Ser. 07-53, Class SP, 23.406s, 2037	254,239	412,420
IFB Ser. 05-75, Class GS, 19.601s, 2035	181,971	268,968
IFB Ser. 05-106, Class JC, 19.453s, 2035	106,890	170,690
IFB Ser. 05-83, Class QP, 16.831s, 2034	65,188	91,901
IFB Ser. 404, Class S13, IO, 6.184s, 2040	1,913,048	282,376
Ser. 07-14, Class KO, PO, zero %, 2037	118,879	110,979
Ser. 06-125, Class OX, PO, zero %, 2037	14,980	14,451
Ser. 06-84, Class OT, PO, zero %, 2036	15,917	15,134
Ser. 06-46, Class OC, PO, zero %, 2036	31,805	29,624

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO, 1.068s, 2020	836,150	17,768

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033	305,168	39

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.275s, 2045	176,057,858	721,341
Ser. 07-C1, Class XC, IO, 0.145s, 2049	57,874,872	437,129

GMAC Commercial Mortgage Securities, Inc.
Ser. 04-C3, Class AJ, 4.915s, 2041	440,000	437,990
Ser. 05-C1, Class X1, IO, 0.763s, 2043	10,229,869	137,571

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.982s, 2035	208,120	14,165
IFB Ser. 10-20, Class SC, IO, 5.932s, 2040	69,924	10,628
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	99,661	14,939
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,938,974	331,193
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	2,027,049	212,840
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	4,413,680	284,550
Ser. 06-36, Class OD, PO, zero %, 2036	14,067	13,148
Ser. 99-31, Class MP, PO, zero %, 2029	23,415	22,160

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X, IO,
1s, 2036	1,807,826	68,336

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 1.043s, 2042	19,058,573	316,239

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	115,095	115,095

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	150,063	154,599
FRB Ser. 03-C1, Class J, 5.309s, 2040	424,000	427,392
Ser. 06-GG6, Class XC, IO, 0.148s, 2038	25,596,908	46,612

Harborview Mortgage Loan Trust
FRB Ser. 05-8, Class 1A2A, 0.549s, 2035	665,855	442,793
FRB Ser. 06-7, Class 2A1A, 0.419s, 2046	2,116,292	1,502,567

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39, Class A1,
0.397s, 2037	632,812	401,836

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-LD12, Class A3, 6.175s, 2051	291,000	311,232
FRB Ser. 04-CB9, Class B, 5.852s, 2041	317,000	323,622
FRB Ser. 05-LDP3, Class AJ, 5.171s, 2042	296,000	297,296
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	13,743,600	234,356
Ser. 07-LDPX, Class X, IO, 0.49s, 2049	32,008,924	372,264

Dynamic Asset Allocation Balanced Fund	73

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	$7,911,080	$69,728
Ser. 06-LDP6, Class X1, IO, 0.091s, 2043	20,881,129	72,938

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3, 2.889s, 2036	1,133,476	906,072

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	149,428	152,417
Ser. 99-C1, Class G, 6.41s, 2031	159,961	159,961
Ser. 98-C4, Class G, 5.6s, 2035	118,194	121,078
Ser. 98-C4, Class H, 5.6s, 2035	223,000	242,994

LB-UBS Commercial Mortgage Trust
FRB Ser. 08-C1, Class AM, 6.325s, 2041	322,000	364,182
Ser. 06-C7, Class A2, 5.3s, 2038	487,162	487,162
Ser. 04-C6, Class E, 5.177s, 2036	331,000	333,979
Ser. 07-C2, Class XW, IO, 0.693s, 2040	3,718,396	71,211

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.841s, 2038	8,155,411	179,289
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	17,791,696	131,071
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	15,340,551	215,581
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	24,047,059	145,196

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO, PO,
0.8s, 2047	1,606,005	48,180

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.408s, 2028	11,755	15

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	254,000	272,992
Ser. 05-CKI1, Class AJ, 5.39s, 2037	370,000	375,180

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	7,241,049	88,630
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	11,110,660	130,384

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	1,938,457	146,741
Ser. 05-C3, Class X, IO, 6.146s, 2044	525,332	38,244
Ser. 07-C5, Class X, IO, 5.231s, 2049	525,055	38,959

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.918s, 2041	464,766	467,071
FRB Ser. 07-HQ12, Class A2, 5.759s, 2049	732,628	749,112
Ser. 07-IQ14, Class A2, 5.61s, 2049	274,006	284,308

Morgan Stanley Capital I 144A Ser. 03-IQ6, Class C, 5.243s, 2041	430,000	438,553

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
5.843s, 2043	561,714	578,565

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO, 1.988s, 2012	25	—

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	127,000	133,509

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	3,502,452	129,240
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	1,202,143	25,846
Ser. 06-AR8, Class X, IO, 0.4s, 2036	5,334,260	71,479

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4, Class AJ,
5.585s, 2039	379,000	407,482

74	Dynamic Asset Allocation Balanced Fund

MORTGAGE-BACKED SECURITIES (3.7%)* cont.	Principal amount		Value

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045		$382,000	$355,642
Ser. 07-C30, Class A3, 5.246s, 2043		195,991	198,275
Ser. 06-C29, IO, 0.541s, 2048		64,918,853	956,904
Ser. 07-C34, IO, 0.53s, 2046		9,583,734	115,963

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 03-C8, Class F, 5.383s, 2035		365,000	373,213
Ser. 05-C18, Class XC, IO, 0.506s, 2042		16,759,356	117,315
Ser. 06-C26, Class XC, IO, 0.092s, 2045		11,698,206	26,438

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036		46,000	40,020

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046		321,884	273,602
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046		443,230	336,855
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047		1,238,929	929,197
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045		848,056	695,406
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045		439,317	362,436

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037		432,827	430,663
Ser. 05-9, Class 2A9, 5 1/4s, 2035		300,000	310,827
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036		654,975	626,320
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036		748,978	638,975
FRB Ser. 06-AR13, Class A4, 2.613s, 2036		3,382,398	2,807,391

Total mortgage-backed securities (cost $43,082,680)			$48,567,352

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

SPDR S&P 500 ETF Trust (Put)	Nov-12/$138.00	15,316	$20,392

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	$10,280,000	1,867,074

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026. E	Jul-16/4.74	10,280,000	187,446

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.28% versus the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	9,908,000	1,465,393

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	1,578,000	71,389

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	9,908,000	239,754

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate
of 4.67% versus the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	10,280,000	1,815,448

Dynamic Asset Allocation Balanced Fund	75

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	$10,280,000	$197,499

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	2,752,082	341,690

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.765	2,752,082	20,619

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.77% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	10,006,000	1,247,618

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.77% versus
the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.77	10,006,000	73,904

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 3.49% versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	2,031,769	192,321

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026. E	Sep-16/3.49	2,031,769	82,409

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	3,340,000	37,284

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.17% versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	3,340,000	321,392

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.72% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	11,625,000	1,419,912

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.72	11,625,000	88,989

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 4.705% versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	6,171,000	751,739

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	47,011

76	Dynamic Asset Allocation Balanced Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	$607,000	$11,381

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	607,000	10,896

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	336,000	18,094

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.325	336,000	517

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	936,000	62,441

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA maturing
December 2042.	Dec-12/2.8825	936,000	11,887

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	607,000	10,113

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	607,000	9,257

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	336,000	17,868

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	336,000	151

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	607,000	8,328

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate
of 2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	336,000	17,798

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	336,000	3

Dynamic Asset Allocation Balanced Fund	77

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	$3,340,000	$321,392

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021. E	Aug-16/4.17	3,340,000	37,284

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	751,739

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/4.705	6,171,000	47,011

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	May-16/5.11	6,630,000	43,115

Total purchased options outstanding (cost $12,234,773)			$11,868,558

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.9%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$115,000	$97,750

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		880,000	875,600

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		5,110,000	4,662,875

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		200,000	215,572

Indonesia (Republic of) 144A notes 5 1/4s, 2042		875,000	996,406

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021		560,000	641,200

Poland (Government of) sr. unsec. bonds 5s, 2022		710,000	823,600

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024		790,000	886,775

Ukraine (Government of) Financing of Infrastructural Projects State
Enterprise 144A govt. guaranty notes 8 3/8s, 2017		175,000	161,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		2,400,000	2,415,600

Total foreign government and agency bonds and notes (cost $11,627,584)			$11,776,378

COMMODITY LINKED NOTES (0.8%)*	Principal amount		Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (United Kingdom)		$4,067,000	$5,522,986

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI Gold
Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)		4,067,000	5,524,810

Total commodity linked notes (cost $8,134,000)			$11,047,796

78	Dynamic Asset Allocation Balanced Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares Russell 2000 Growth Index Fund	4,220	$403,474

SPDR S&P 500 ETF Trust	66,024	9,502,834

Total investment companies (cost $8,963,297)		$9,906,308

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	$298,996	$298,996

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	40,538	40,965

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.467s, 2018	612,546	555,667

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	200,000	200,500

Clear Channel Communications, Inc. bank term loan FRN Ser. A,
3.632s, 2014	118,112	110,907

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	68,621	68,664

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	162,989	162,514

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	194,747	195,315

First Data Corp. bank term loan FRN 5.217s, 2017	68,903	67,525

First Data Corp. bank term loan FRN 4.217s, 2018	647,458	617,513

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	172,610	165,544

Goodman Global, Inc. bank term loan FRN 9s, 2017	219,545	221,192

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	156,044	156,156

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	540,000	535,005

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	279,300	282,791

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	160,000	160,300

Motor City bank term loan FRN 6s, 2017	350,765	352,957

National Bedding Company, LLC bank term loan FRN Ser. B, 4s, 2013	41,568	41,490

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	195,000	195,820

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2018	173,688	175,063

Revlon Consumer Products Corp. bank term loan FRN 4 3/4s, 2017	297,000	297,789

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	215,000	210,324

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.757s, 2017	933,336	640,647

Thomson Learning bank term loan FRN Ser. B, 2.49s, 2014	57,458	54,474

Univision Communications, Inc. bank term loan FRN 4.482s, 2017	69,168	68,418

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	59,732	60,106

Total senior loans (cost $6,132,725)		$6,012,767

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	499	$466,799

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	15,485	388,828

M/I Homes, Inc. $2.438 pfd. †	5,590	114,092

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	482	340,247

Total preferred stocks (cost $1,117,270)		$1,309,966

Dynamic Asset Allocation Balanced Fund	79

CONVERTIBLE BONDS AND NOTES (0.1%)*		Principal amount		Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes 2 3/4s, 2031			$165,000	$162,525

Exide Technologies cv. sr. sub. notes FRN zero %, 2013			202,000	185,840

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			39,000	54,015

Meritor, Inc. cv. company guaranty sr. unsec. notes stepped-coupon
4 5/8s (zero %, 3/1/16) 2026 ††			329,000	294,249

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014			90,000	79,819

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			60,000	62,738

Total convertible bonds and notes (cost $795,304)				$839,186

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R			7,508	$152,675

General Motors Co. Ser. B, $2.375 cv. pfd.			5,621	210,963

Lucent Technologies Capital Trust I 7.75% cv. pfd.			218	125,895

United Technologies Corp. $3.75 cv. pfd. †			2,600	145,860

Total convertible preferred stocks (cost $762,190)				$635,393

MUNICIPAL BONDS AND NOTES (—%)*		Principal amount		Value

IL State G.O. Bonds
4.421s, 1/1/15			$105,000	$111,335
4.071s, 1/1/14			315,000	326,132

Total municipal bonds and notes (cost $420,000)				$437,467

ASSET-BACKED SECURITIES (—%)*		Principal amount		Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032			$66,830	$38,761

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038			396,364	39,636

Total asset-backed securities (cost $107,367)				$78,397

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	37	$1,083

Hartalega Holdings Bhd (Malaysia)	5/29/15	MYR4.14	4,020	1,513

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	$0.01	50,760	10,152

Total warrants (cost $10,263)				$12,748

SHORT-TERM INVESTMENTS (29.5%)*		Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.21% [d]			1,484,760	$1,484,760

Putnam Money Market Liquidity Fund 0.14% L		296,854,200		296,854,200

SSgA Prime Money Market Fund 0.14% P			8,266,454	8,266,454

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, October 10, 2012		$22,000,000		21,999,010

Straight-A Funding, LLC commercial paper with effective
yields ranging from 0.177% to 0.179%, October 9, 2012			5,000,000	4,999,800

80	Dynamic Asset Allocation Balanced Fund

SHORT-TERM INVESTMENTS (29.5%)* cont.	Principal amount/shares	Value

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, November 7, 2012	$10,510,000	$10,508,056

U.S. Treasury Bills with effective yields ranging from
0.084% to 0.105%, November 15, 2012 # ##	42,542,000	42,536,610

Total short-term investments (cost $386,648,890)		$386,648,890

TOTAL INVESTMENTS

Total investments (cost $1,356,377,257)		$1,464,857,162

Key to holding’s currency abbreviations

CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
USD / $	United States Dollar

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less currentincome. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Dynamic Asset Allocation Balanced Fund	81

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,310,354,240.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $356,662,499 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

82	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Swedish Krona	Buy	10/17/12	$588,769	$574,935	$13,834

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	1,288,598	1,257,156	31,442

	Brazilian Real	Buy	10/17/12	794,408	788,427	5,981

	Brazilian Real	Sell	10/17/12	794,408	792,534	(1,874)

	British Pound	Buy	10/17/12	3,325,853	3,329,851	(3,998)

	British Pound	Sell	10/17/12	3,325,853	3,326,858	1,005

	Canadian Dollar	Sell	10/17/12	6,203	25,375	19,172

	Chilean Peso	Sell	10/17/12	161,326	174,142	12,816

	Czech Koruna	Buy	10/17/12	1,447,456	1,472,432	(24,976)

	Czech Koruna	Sell	10/17/12	1,447,456	1,437,971	(9,485)

	Euro	Buy	10/17/12	5,495,551	5,459,376	36,175

	Hungarian Forint	Buy	10/17/12	2,272	2,299	(27)

	Hungarian Forint	Sell	10/17/12	2,272	2,214	(58)

	Indian Rupee	Buy	10/17/12	239,793	237,075	2,718

	Indian Rupee	Sell	10/17/12	239,793	225,324	(14,469)

	Japanese Yen	Buy	10/17/12	2,555,925	2,543,172	12,753

	Malaysian Ringgit	Buy	10/17/12	188,337	187,354	983

	Malaysian Ringgit	Sell	10/17/12	188,337	184,694	(3,643)

	Mexican Peso	Buy	10/17/12	300,693	318,085	(17,392)

	New Zealand Dollar	Sell	10/17/12	397,932	381,572	(16,360)

	Norwegian Krone	Buy	10/17/12	255,423	260,967	(5,544)

	Polish Zloty	Buy	10/17/12	375,563	435,144	(59,581)

	Singapore Dollar	Buy	10/17/12	371,000	371,827	(827)

	Singapore Dollar	Sell	10/17/12	371,000	365,099	(5,901)

	South African Rand	Sell	10/17/12	9,208	7,854	(1,354)

	South Korean Won	Buy	10/17/12	95,557	86,839	8,718

	Swedish Krona	Buy	10/17/12	455,941	449,158	6,783

	Taiwan Dollar	Buy	10/17/12	1,194,892	1,194,404	488

	Taiwan Dollar	Sell	10/17/12	1,194,892	1,174,469	(20,423)

	Turkish Lira	Buy	10/17/12	2,123,598	2,105,577	18,021

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	2,605,686	2,584,279	21,407

	Brazilian Real	Sell	10/17/12	2,834,878	2,814,434	(20,444)

	British Pound	Sell	10/17/12	1,320,201	1,304,055	(16,146)

	Canadian Dollar	Buy	10/17/12	2,615,945	2,616,617	(672)

	Canadian Dollar	Sell	10/17/12	2,615,945	2,632,950	17,005

	Czech Koruna	Buy	10/17/12	1,150,581	1,170,641	(20,060)

	Czech Koruna	Sell	10/17/12	1,150,581	1,156,982	6,401

	Danish Krone	Buy	10/17/12	864,024	848,120	15,904

	Euro	Sell	10/17/12	488,391	490,382	1,991

	Japanese Yen	Buy	10/17/12	60,097	59,848	249

	Japanese Yen	Sell	10/17/12	60,097	60,224	127

	Mexican Peso	Buy	10/17/12	109	4,096	(3,987)

Dynamic Asset Allocation Balanced Fund	83

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Singapore Dollar	Buy	10/17/12	$792,194	$793,613	$(1,419)

	Singapore Dollar	Sell	10/17/12	792,194	782,371	(9,823)

	South Korean Won	Buy	10/17/12	37,505	27,603	9,902

	Swiss Franc	Sell	10/17/12	1,253,505	1,233,749	(19,756)

	Taiwan Dollar	Sell	10/17/12	879,125	863,165	(15,960)

	Turkish Lira	Buy	10/17/12	1,469,197	1,456,769	12,428

Credit Suisse AG

	Australian Dollar	Sell	10/17/12	12,403,712	12,244,815	(158,897)

	Brazilian Real	Buy	10/17/12	943,729	935,394	8,335

	Brazilian Real	Sell	10/17/12	943,729	942,344	(1,385)

	British Pound	Buy	10/17/12	356,370	247,086	109,284

	Canadian Dollar	Sell	10/17/12	563,538	535,641	(27,897)

	Chilean Peso	Sell	10/17/12	123,897	128,511	4,614

	Czech Koruna	Buy	10/17/12	1,268,915	1,286,011	(17,096)

	Czech Koruna	Sell	10/17/12	1,268,915	1,275,454	6,539

	Euro	Buy	10/17/12	8,417,798	8,254,564	163,234

	Hungarian Forint	Buy	10/17/12	425,234	417,256	7,978

	Hungarian Forint	Sell	10/17/12	425,234	415,927	(9,307)

	Japanese Yen	Sell	10/17/12	5,086,710	5,066,736	(19,974)

	Malaysian Ringgit	Buy	10/17/12	295,137	289,242	5,895

	Malaysian Ringgit	Sell	10/17/12	295,137	293,167	(1,970)

	Mexican Peso	Buy	10/17/12	836,792	843,910	(7,118)

	New Zealand Dollar	Sell	10/17/12	1,584,112	1,519,080	(65,032)

	Norwegian Krone	Sell	10/17/12	970,402	978,590	8,188

	Philippines Peso	Buy	10/17/12	685,528	680,978	4,550

	Polish Zloty	Buy	10/17/12	735,359	763,364	(28,005)

	Singapore Dollar	Sell	10/17/12	159,873	143,350	(16,523)

	South African Rand	Sell	10/17/12	554,567	559,840	5,273

	South Korean Won	Buy	10/17/12	396,157	378,234	17,923

	Swedish Krona	Buy	10/17/12	466,974	500,919	(33,945)

	Swiss Franc	Buy	10/17/12	2,352,050	2,314,677	37,373

	Taiwan Dollar	Sell	10/17/12	693,961	686,229	(7,732)

	Turkish Lira	Buy	10/17/12	719,526	710,039	9,487

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	11,052,436	10,830,187	222,249

	Brazilian Real	Buy	10/17/12	794,408	786,639	7,769

	Brazilian Real	Sell	10/17/12	794,408	792,340	(2,068)

	British Pound	Buy	10/17/12	4,892,461	4,899,864	(7,403)

	British Pound	Sell	10/17/12	4,892,461	4,866,788	(25,673)

	Canadian Dollar	Sell	10/17/12	13,931	14,019	88

	Czech Koruna	Buy	10/17/12	525,583	539,154	(13,571)

	Czech Koruna	Sell	10/17/12	525,583	523,061	(2,522)

	Euro	Sell	10/17/12	9,280,064	9,098,797	(181,267)

	Japanese Yen	Buy	10/17/12	1,330,590	1,333,859	(3,269)

84	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Japanese Yen	Sell	10/17/12	$1,330,590	$1,326,755	$(3,835)

	Mexican Peso	Buy	10/17/12	55,419	55,630	(211)

	Norwegian Krone	Buy	10/17/12	549,576	528,473	21,103

	Polish Zloty	Buy	10/17/12	761,905	807,109	(45,204)

	Singapore Dollar	Sell	10/17/12	540,977	528,859	(12,118)

	South Korean Won	Buy	10/17/12	202,712	195,697	7,015

	Swedish Krona	Buy	10/17/12	1,300,961	1,288,852	12,109

	Swedish Krona	Sell	10/17/12	1,300,961	1,272,692	(28,269)

	Turkish Lira	Buy	10/17/12	752,170	740,803	11,367

Goldman Sachs International

	Australian Dollar	Buy	10/17/12	2,049,863	2,018,132	31,731

	British Pound	Buy	10/17/12	567,899	567,837	62

	British Pound	Sell	10/17/12	567,899	558,250	(9,649)

	Japanese Yen	Buy	10/17/12	13,833	12,682	1,151

	Norwegian Krone	Buy	10/17/12	3,053	3,064	(11)

	Norwegian Krone	Sell	10/17/12	3,053	3,012	(41)

	Singapore Dollar	Buy	10/17/12	792,194	793,568	(1,374)

	Singapore Dollar	Sell	10/17/12	792,194	779,821	(12,373)

	Turkish Lira	Buy	10/17/12	2,665	2,628	37

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	2,560,236	2,547,172	13,064

	British Pound	Sell	10/17/12	1,307,388	1,270,903	(36,485)

	Canadian Dollar	Buy	10/17/12	1,441,282	1,448,159	(6,877)

	Canadian Dollar	Sell	10/17/12	1,441,282	1,451,384	10,102

	Czech Koruna	Buy	10/17/12	1,448,708	1,473,252	(24,544)

	Czech Koruna	Sell	10/17/12	1,448,708	1,442,196	(6,512)

	Euro	Sell	10/17/12	3,937,200	3,812,266	(124,934)

	Indian Rupee	Buy	10/17/12	618,883	607,439	11,444

	Indian Rupee	Sell	10/17/12	618,883	587,461	(31,422)

	Japanese Yen	Buy	10/17/12	197,998	196,566	1,432

	Norwegian Krone	Buy	10/17/12	120,079	120,502	(423)

	Norwegian Krone	Sell	10/17/12	120,079	118,570	(1,509)

	Russian Ruble	Buy	10/17/12	794,924	812,161	(17,237)

	Singapore Dollar	Buy	10/17/12	633,951	636,735	(2,784)

	South Korean Won	Buy	10/17/12	136,141	130,228	5,913

	Turkish Lira	Buy	10/17/12	843,721	830,658	13,063

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	2,751,972	2,677,747	74,225

	Brazilian Real	Buy	10/17/12	794,359	786,615	7,744

	Brazilian Real	Sell	10/17/12	794,359	792,875	(1,484)

	British Pound	Buy	10/17/12	5,012,273	4,927,146	85,127

	Canadian Dollar	Sell	10/17/12	1,788,230	1,804,021	15,791

	Chilean Peso	Buy	10/17/12	218,374	209,992	8,382

	Czech Koruna	Buy	10/17/12	1,160,672	1,181,301	(20,629)

Dynamic Asset Allocation Balanced Fund	85

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Czech Koruna	Sell	10/17/12	$1,160,672	$1,161,680	$1,008

	Euro	Sell	10/17/12	9,307,697	9,084,859	(222,838)

	Hong Kong Dollar	Sell	10/17/12	739,641	739,387	(254)

	Hungarian Forint	Buy	10/17/12	394,933	386,342	8,591

	Hungarian Forint	Sell	10/17/12	394,933	385,302	(9,631)

	Japanese Yen	Buy	10/17/12	6,542,311	6,512,198	30,113

	Mexican Peso	Buy	10/17/12	598,081	586,810	11,271

	New Zealand Dollar	Sell	10/17/12	795,368	794,171	(1,197)

	Norwegian Krone	Sell	10/17/12	1,370,624	1,350,257	(20,367)

	Polish Zloty	Buy	10/17/12	359,922	382,723	(22,801)

	Russian Ruble	Buy	10/17/12	794,921	812,715	(17,794)

	Singapore Dollar	Buy	10/17/12	132,087	137,073	(4,986)

	South African Rand	Sell	10/17/12	297,582	293,211	(4,371)

	South Korean Won	Buy	10/17/12	97,973	89,453	8,520

	Swedish Krona	Buy	10/17/12	435,703	425,801	9,902

	Swedish Krona	Sell	10/17/12	435,703	437,851	2,148

	Swiss Franc	Buy	10/17/12	12,869	12,666	203

	Swiss Franc	Sell	10/17/12	12,869	12,924	55

	Taiwan Dollar	Sell	10/17/12	877,955	859,426	(18,529)

	Turkish Lira	Buy	10/17/12	865,429	853,950	11,479

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	51,300	50,844	456

	Brazilian Real	Sell	10/17/12	51,300	51,277	(23)

	Euro	Buy	10/17/12	7,131,916	6,980,407	151,509

	Singapore Dollar	Buy	10/17/12	792,113	793,506	(1,393)

	Singapore Dollar	Sell	10/17/12	792,113	785,100	(7,013)

	South Korean Won	Buy	10/17/12	13,779	13,450	329

	Swiss Franc	Buy	10/17/12	3,681,706	3,620,280	61,426

	Taiwan Dollar	Sell	10/17/12	25,217	23,610	(1,607)

	Turkish Lira	Buy	10/17/12	8,828	8,749	79

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	2,568,908	2,535,169	33,739

	Brazilian Real	Buy	10/17/12	975,926	967,920	8,006

	Brazilian Real	Sell	10/17/12	975,926	974,254	(1,672)

	British Pound	Sell	10/17/12	2,472,574	2,436,499	(36,075)

	Canadian Dollar	Sell	10/17/12	208,251	213,766	5,515

	Chilean Peso	Buy	10/17/12	97,838	96,429	1,409

	Czech Koruna	Buy	10/17/12	768,344	790,802	(22,458)

	Czech Koruna	Sell	10/17/12	768,344	766,387	(1,957)

	Euro	Sell	10/17/12	2,993,963	2,883,376	(110,587)

	Hungarian Forint	Buy	10/17/12	421,542	411,170	10,372

	Hungarian Forint	Sell	10/17/12	421,542	412,212	(9,330)

	Japanese Yen	Buy	10/17/12	2,455,592	2,442,603	12,989

	Mexican Peso	Buy	10/17/12	144,613	143,747	866

86	Dynamic Asset Allocation Balanced Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	New Zealand Dollar	Sell	10/17/12	$398,098	$381,779	$(16,319)

	Norwegian Krone	Buy	10/17/12	314,843	315,960	(1,117)

	Norwegian Krone	Sell	10/17/12	314,843	310,604	(4,239)

	Polish Zloty	Buy	10/17/12	815,370	820,248	(4,878)

	Polish Zloty	Sell	10/17/12	815,370	784,626	(30,744)

	Singapore Dollar	Sell	10/17/12	771,579	759,355	(12,224)

	South African Rand	Buy	10/17/12	81,389	73,012	8,377

	South Korean Won	Buy	10/17/12	314,644	297,362	17,282

	Swedish Krona	Buy	10/17/12	696,154	694,987	1,167

	Swiss Franc	Buy	10/17/12	13,720	13,501	219

	Swiss Franc	Sell	10/17/12	13,720	13,779	59

	Taiwan Dollar	Sell	10/17/12	1,114,239	1,092,840	(21,399)

	Thai Baht	Buy	10/17/12	677,973	667,704	10,269

	Turkish Lira	Buy	10/17/12	67,122	57,731	9,391

UBS AG

	Australian Dollar	Buy	10/17/12	6,646,359	6,543,991	102,368

	British Pound	Sell	10/17/12	1,400,937	1,392,584	(8,353)

	Canadian Dollar	Sell	10/17/12	1,443,213	1,432,415	(10,798)

	Czech Koruna	Buy	10/17/12	1,150,596	1,170,686	(20,090)

	Czech Koruna	Sell	10/17/12	1,150,596	1,155,018	4,422

	Euro	Buy	10/17/12	8,159,593	8,018,761	140,832

	Hungarian Forint	Buy	10/17/12	447,748	436,612	11,136

	Hungarian Forint	Sell	10/17/12	447,748	455,765	8,017

	Indian Rupee	Buy	10/17/12	618,882	607,184	11,698

	Indian Rupee	Sell	10/17/12	618,882	588,934	(29,948)

	Japanese Yen	Sell	10/17/12	7,093,584	7,065,004	(28,580)

	Mexican Peso	Buy	10/17/12	5,089	32,728	(27,639)

	New Zealand Dollar	Sell	10/17/12	733,683	735,040	1,357

	Norwegian Krone	Buy	10/17/12	10,981,358	10,843,486	137,872

	Philippines Peso	Buy	10/17/12	486,734	483,666	3,068

	Russian Ruble	Buy	10/17/12	794,924	812,188	(17,264)

	Singapore Dollar	Sell	10/17/12	1,010,818	994,532	(16,286)

	South African Rand	Sell	10/17/12	15,276	23,978	8,702

	Swedish Krona	Buy	10/17/12	1,371,324	1,383,466	(12,142)

	Swedish Krona	Sell	10/17/12	1,371,324	1,370,794	(530)

	Swiss Franc	Sell	10/17/12	36,586	35,991	(595)

	Taiwan Dollar	Sell	10/17/12	455,757	426,977	(28,780)

	Thai Baht	Buy	10/17/12	483,072	475,702	7,370

	Turkish Lira	Buy	10/17/12	775,322	764,874	10,448

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	1,249,540	1,236,169	13,371

	British Pound	Sell	10/17/12	1,307,606	1,310,770	3,164

	Canadian Dollar	Buy	10/17/12	1,969,230	1,998,328	(29,098)

	Canadian Dollar	Sell	10/17/12	1,969,230	1,978,197	8,967

Dynamic Asset Allocation Balanced Fund	87

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $297,292,501) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp. cont.

	Euro	Sell	10/17/12	$15,443,451	$15,092,445	$(351,006)

	Japanese Yen	Buy	10/17/12	1,151,160	1,146,611	4,549

	Mexican Peso	Buy	10/17/12	694,893	698,102	(3,209)

	Norwegian Krone	Buy	10/17/12	3,036	3,046	(10)

	Norwegian Krone	Sell	10/17/12	3,036	2,995	(41)

	Swedish Krona	Buy	10/17/12	27,375	26,746	629

	Swedish Krona	Sell	10/17/12	27,374	27,511	137

Total						$(402,130)

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	37	$4,241,518	Dec-12	$(22,952)

Canadian Government Bond
10 yr (Long)	23	3,211,718	Dec-12	28,203

Euro STOXX 50 Index (Short)	544	17,162,096	Dec-12	634,403

FTSE 100 Index (Short)	292	26,938,018	Dec-12	546,140

Japanese Government Bond
10 yr Mini (Short)	1	184,828	Dec-12	(761)

MSCI EAFE Index Mini (Long)	67	5,018,970	Dec-12	(158,309)

NASDAQ 100 Index E-Mini (Short)	337	18,818,080	Dec-12	68,592

OMXS 30 Index (Short)	315	5,155,051	Oct-12	131,154

Russell 2000 Index Mini (Short)	116	9,679,040	Dec-12	69,815

S&P 500 Index E-Mini (Long)	2,539	182,071,690	Dec-12	198,042

S&P 500 Index E-Mini (Short)	950	68,124,500	Dec-12	(77,900)

S&P Mid Cap 400 Index E-Mini (Long)	526	51,889,900	Dec-12	(867,398)

SGX MSCI Singapore Index (Short)	38	2,179,922	Oct-12	7,246

SPI 200 Index (Long)	57	6,480,222	Dec-12	(20,960)

SPI 200 Index (Short)	50	5,684,406	Dec-12	24,402

Tokyo Price Index (Short)	152	14,315,736	Dec-12	(195,648)

U.S. Treasury Bond 30 yr (Long)	236	35,252,500	Dec-12	(156,995)

U.S. Treasury Bond Ultra 30 yr (Long)	51	8,426,156	Dec-12	(93,941)

U.S. Treasury Bond Ultra 30 yr (Short)	1	165,219	Dec-12	1,881

U.S. Treasury Note 2 yr (Long)	253	55,794,406	Dec-12	27,753

U.S. Treasury Note 2 yr (Short)	151	33,300,219	Dec-12	(16,802)

U.S. Treasury Note 5 yr (Long)	405	50,476,289	Dec-12	185,856

U.S. Treasury Note 5 yr (Short)	62	7,727,234	Dec-12	(30,149)

U.S. Treasury Note 10 yr (Long)	158	21,090,531	Dec-12	98,872

U.S. Treasury Note 10 yr (Short)	111	14,816,766	Dec-12	(55,930)

Total				$324,614

88	Dynamic Asset Allocation Balanced Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $13,693,018)

	Contract	Expiration date/
	amount	strike price	Value

SPDR S&P 500 ETF Trust (Put)	15,316	Nov-12/$134.00	$11,786

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$5,639,620	Aug-16/4.35	860,082

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	6,141,710	Aug-16/4.28	148,617

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	6,141,710	Aug-16/4.28	902,420

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,362,729	Jul-16/4.80	24,182

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,362,729	Jul-16/4.80	264,502

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,616,660	Jun-16/4.89	47,931

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	6,398,663	May-16/4.745	47,811

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.745%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	6,398,663	May-16/4.745	815,759

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,616,660	Jun-16/4.39	734,284

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	6,724,074	Jun-16/4.12	649,256

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021. E	6,724,074	Jun-16/5.12	43,962

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	4,190,064	May-16/4.7575	29,749

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	15,996,658	May-16/4.77	118,151

Dynamic Asset Allocation Balanced Fund	89

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $13,693,018) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate of
4.7575% versus the three month USD-LIBOR-BBA
maturing May 2021. E	$4,190,064	May-16/4.7575	$519,149

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing May 2021. E	15,996,658	May-16/4.77	1,994,575

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60%
versus the three month USD-LIBOR-BBA maturing
May 2021. E	158,406	May-16/4.60	1,300

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021. E	158,406	May-16/4.60	18,486

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 5.02%
versus the three month USD-LIBOR-BBA maturing
April 2026. E	23,092,447	Apr-16/5.02	324,218

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 5.02% versus the
three month USD-LIBOR-BBA maturing April 2026. E	23,092,447	Apr-16/5.02	4,778,936

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,006,000	Oct-12/1.75	7,595

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021. E	159,199	May-16/4.86	1,158

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021. E	159,199	May-16/4.36	16,975

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	1,006,000	Oct-12/1.75	4,638

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021. E	6,574,650	Jun-16/4.575	55,102

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	6,574,650	Jun-16/4.575	759,187

Total			$13,179,811

E Extended settlement date on premium.

90	Dynamic Asset Allocation Balanced Fund

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $1,041,094)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$1,000,000	10/11/12	$1,055,547

Total			$1,055,547

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$5,110,000	$—	5/14/22	2.0215%	3 month USD-
					LIBOR-BBA	$(210,329)

	285,000	7,565	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(7,791)

Barclay’s Bank, PLC
	14,046,000 E	11,560	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(7,542)

	211,000 E	(177)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	110

	741,000 E	(46,224)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(9,152)

	29,340,000 E	316,986	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	269,161

	524,000 E	(2,383)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(1,529)

	4,829,000 E	(1,000)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	14,211

	16,000,000	—	9/13/14	3 month USD-
				LIBOR-BBA	0.389%	5,842

	25,000,000	—	9/13/17	3 month USD-
				LIBOR-BBA	0.8075%	61,359

	3,600,000	—	9/13/22	3 month USD-
				LIBOR-BBA	1.7823%	31,146

	4,200,000	—	9/13/42	3 month USD-
				LIBOR-BBA	2.633%	27,330

GBP	2,430,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(582,279)

Citibank, N.A.
	$252,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	7,782

	2,366,000 E	562	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(2,656)

	163,000 E	188	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	701

	6,434,000 E	(50,187)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(39,700)

	163,000 E	(6,913)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	1,242

Dynamic Asset Allocation Balanced Fund	91

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	$72,818,000 E	$(80,397)	12/19/14	3 month USD-
				LIBOR-BBA	0.45%	$18,636

	9,775,000 E	20,293	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	51,084

	827,000 E	73,464	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	32,089

	14,860,000 E	16,743	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(3,466)

	24,668,000 E	12,623	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(65,082)

	2,866,000 E	(189,004)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(45,617)

	3,446,000 E	63,040	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	57,423

	19,892,000 E	(268,163)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(235,738)

MXN	30,380,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	192,492

Deutsche Bank AG
	$128,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	3,864

	95,973,000 E	93,875	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(36,649)

	2,041,000 E	(633)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	5,796

	8,521,000 E	(80,167)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(66,278)

KRW	2,271,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(67,931)

MXN	30,380,000	—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	201,389

Goldman Sachs International
	$3,357,000 E	2,312	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(2,253)

	7,717,000 E	(14,753)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(39,062)

	970,000	15,260	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	13,679

	1,834,000	130,345	12/19/42	3 month USD-
				LIBOR-BBA	2.40%	38,590

GBP	2,430,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	273,828

JPMorgan Chase Bank NA
	$230,000 E	(419)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(1,144)

	787,000 E	236	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	1,519

92	Dynamic Asset Allocation Balanced Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
	$776,000 E	$17,550	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	$16,285

	1,022,000 E	(103,350)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(52,219)

CAD	2,470,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(69,347)

CAD	3,922,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	33,766

MXN	10,354,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(62,076)

MXN	13,389,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(80,105)

MXN	4,340,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	29,660

MXN	49,187,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(188,173)

MXN	7,830,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	44,308

UBS AG
CHF	16,257,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(104,047)

Total						$(546,873)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
$19,713	1/12/38	6.50% (1 month	Synthetic TRS	$(93)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

107,794	1/12/38	(6.50%) 1 month	Synthetic MBX	(254)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

4,700,000	4/7/16	(2.63%)	USA Non Revised	(109,308)
			Consumer Price
			Index-Urban (CPI-U)

762,764	1/12/41	4.00% (1 month	Synthetic TRS	(20,810)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

Dynamic Asset Allocation Balanced Fund	93

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
	$124,837	1/12/40	5.00% (1 month	Synthetic MBX	$449
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,051,104	1/12/40	4.50% (1 month	Synthetic MBX	(1,746)
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

	1,830,536	1/12/41	5.00% (1 month	Synthetic MBX	6,587
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	1,100,546	1/12/41	5.00% (1 month	Synthetic MBX	3,960
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	210,169	1/12/40	5.00% (1 month	Synthetic MBX	757
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	682,128	1/12/40	5.00% (1 month	Synthetic MBX	2,455
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	494,608	1/12/40	5.00% (1 month	Synthetic MBX	1,780
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
	846,093	1/12/41	5.00% (1 month	Synthetic MBX	3,045
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

	827,322	1/12/41	5.00% (1 month	Synthetic MBX	2,977
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

baskets	326	2/13/13	(3 month USD-	A basket	1,041,188
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%)	of common stocks

baskets	156	2/13/13	3 month USD-	A basket	497,464
			LIBOR-BBA plus	(CGPUTQL2)
			0.10%	of common stocks

units	7,226	2/13/13	3 month USD-	Russell 1000	(836,580)
			LIBOR-BBA minus	Total Return Index
			0.15%

units	4,318	2/13/13	3 month USD-	Russell 1000	(499,889)
			LIBOR-BBA minus	Total Return Index
			0.15%

94	Dynamic Asset Allocation Balanced Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$4,821,600	1/12/41	4.50% (1 month	Synthetic MBX	$19,855
		USD-LIBOR)	Index 4.50%
			30 year Ginnie
			Mae II pools

Goldman Sachs International
2,690,000	3/1/16	2.47%	USA Non Revised	35,051
			Consumer Price
			Index-Urban (CPI-U)

2,017,500	3/3/16	2.45%	USA Non Revised	24,906
			Consumer Price
			Index-Urban (CPI-U)

91,646	1/12/38	6.50% (1 month	Synthetic TRS	(432)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

3,906,451	1/12/41	4.00% (1 month	Synthetic TRS	(106,579)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

7,550	1/12/38	6.50% (1 month	Synthetic TRS	(36)
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

572,435	1/12/41	4.00% (1 month	Synthetic TRS	(15,618)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

98,776	1/12/38	(6.50%) 1 month	Synthetic MBX	(233)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

118,490	1/12/38	(6.50%) 1 month	Synthetic MBX	(279)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,950,331	1/12/41	4.00% (1 month	Synthetic TRS	(53,211)
		USD-LIBOR)	Index 4.00%
			30 year Fannie Mae
			pools

2,186,289	1/12/38	(6.50%) 1 month	Synthetic MBX	(5,151)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

1,864,000	4/3/17	2.3225%	USA Non Revised	13,644
			Consumer Price
			Index-Urban (CPI-U)

Dynamic Asset Allocation Balanced Fund	95

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

			Fixed payments	Total return	Unrealized
Swap counterparty /		Termination	received (paid) by	received by	appreciation/
Notional amount		date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,864,000	4/4/17	2.35%	USA Non Revised	$16,403
				Consumer Price
				Index-Urban (CPI-U)

	1,864,000	4/5/17	2.355%	USA Non Revised	16,925
				Consumer Price
				Index-Urban (CPI-U)

	1,864,000	4/5/22	2.66%	USA Non Revised	18,265
				Consumer Price
				Index-Urban (CPI-U)

GBP	1,163,000	3/30/17	(3.0925%)	GBP Non-revised	(54,049)
				UK Retail Price
				Index

GBP	1,163,000	4/2/17	(3.085%)	GBP Non-revised	(59,326)
				UK Retail Price
				Index

GBP	2,326,000	9/20/17	2.6625%	GBP Non-revised	11,636
				UK Retail Price
				Index

GBP	1,163,000	9/21/17	2.66%	GBP Non-revised	5,565
				UK Retail Price
				Index

GBP	1,163,000	4/3/17	(3.09%)	GBP Non-revised	(59,833)
				UK Retail Price
				Index

GBP	1,163,000	4/3/22	(3.21%)	GBP Non-revised	(117,977)
				UK Retail Price
				Index

JPMorgan Chase Bank NA
shares	804,010	10/22/12	(3 month USD-	iShares MSCI	3,000,144
			LIBOR-BBA plus	Emerging Markets
			0.04%)	Index

Total					$2,781,652

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA IG Series
18 Index	BBB+/P	$25,108	$6,170,000	6/20/17	100 bp	$54,203

DJ CDX NA IG Series
18 Index	BBB+/P	(361)	165,000	6/20/17	100 bp	417

96	Dynamic Asset Allocation Balanced Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Citibank, N.A.
DJ CDX EM Series 11
Index	—	$(8,100)		$300,000	6/20/14	(500 bp)	$(30,623)

DJ CDX NA IG Series
18 Index	BBB+/P	73,942		7,070,000	6/20/17	100 bp	107,281

DJ CDX NA IG Series
18 Index	BBB+/P	(16,084)		4,070,000	6/20/17	100 bp	3,108

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(13,976)		1,570,000	12/20/19	(100 bp)	251,241

DJ CDX NA HY Series
18 Index	B+/P	853,825		24,151,050	6/20/17	500 bp	1,018,965

DJ CDX NA IG Series
18 Index	BBB+/P	38,145		4,470,000	6/20/17	100 bp	59,224

DJ CDX NA IG Series
18 Index	BBB+/P	1,358		1,295,000	6/20/17	100 bp	7,465

Deutsche Bank AG
DJ CDX EM Series 11
Index	—	(37,840)		1,720,000	6/20/14	(500 bp)	(166,970)

DJ CDX NA HY Series
18 Index	B+/P	912,634		34,419,330	6/20/17	500 bp	1,147,985

Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR	580,000	9/20/13	715 bp	51,138

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	800,000	9/20/13	477 bp	44,728

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR	800,000	9/20/13	535 bp	50,782

Goldman Sachs International
CSC Holdings, Inc.,
7 5/8%, 7/15/18	Ba3	—		$605,000	9/20/13	495 bp	26,023

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	178,448		6,730,020	6/20/17	500 bp	224,466

Total							$2,849,433

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.”

Dynamic Asset Allocation Balanced Fund	97

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$24,078,080	$10,355,401	$—

Capital goods	24,874,473	5,861,475	—

Communication services	24,271,544	6,012,049	—

Conglomerates	13,545,449	1,578,014	—

Consumer cyclicals	55,446,177	12,273,479	6

Consumer staples	44,612,898	12,259,339	3,740

Energy	48,662,415	8,353,446	—

Financials	74,815,102	23,199,056	—

Health care	55,728,848	10,524,731	—

Technology	109,373,020	4,713,708	—

Transportation	4,445,291	2,547,464	—

Utilities and power	13,306,333	3,783,476	—

Total common stocks	493,159,630	101,461,638	3,746

Asset-backed securities	—	78,397	—

Commodity linked notes	—	11,047,796	—

Convertible bonds and notes	—	839,186	—

Convertible preferred stocks	145,860	489,533	—

Corporate bonds and notes	—	242,976,020	—

Foreign government and agency bonds and notes	—	11,776,378	—

Investment Companies	9,906,308	—	—

Mortgage-backed securities	—	48,567,352	—

Municipal bonds and notes	—	437,467	—

Preferred stocks	114,092	1,195,874	—

Purchased options outstanding	—	11,868,558	—

Senior loans	—	6,012,767	—

U.S. Government and Agency Mortgage Obligations	—	138,114,922	—

Warrants	1,513	1,083	10,152

Short-term investments	305,120,654	81,528,236	—

Totals by level	$808,448,057	$656,395,207	$13,898

98	Dynamic Asset Allocation Balanced Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(402,130)	$—

Futures contracts	324,614	—	—

Written options	—	(13,179,811)	—

TBA sale commitments	—	(1,055,547)	—

Interest rate swap contracts	—	(485,705)	—

Total return swap contracts	—	2,781,652	—

Credit default contracts	—	842,334	—

Totals by level	$324,614	$(11,499,207)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	99

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $1,395,754 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,058,038,297)	$1,166,518,202
Affiliated issuers (identified cost $298,338,960) (Notes 1 and 6)	298,338,960

Cash	19,325

Foreign currency (cost $3,235,195) (Note 1)	2,946,002

Dividends, interest and other receivables	6,391,216

Receivable for shares of the fund sold	4,568,566

Receivable for investments sold	26,736,626

Receivable for sales of delayed delivery securities (Note 1)	1,041,927

Unrealized appreciation on swap contracts (Note 1)	9,203,374

Receivable for variation margin (Note 1)	163,867

Unrealized appreciation on forward currency contracts (Note 1)	2,100,800

Premium paid on swap contracts (Note 1)	920,131

Total assets	1,518,948,996

LIABILITIES

Distributions payable to shareholders	500

Payable for investments purchased	28,149,863

Payable for purchases of delayed delivery securities (Note 1)	137,620,444

Payable for shares of the fund repurchased	6,923,565

Payable for compensation of Manager (Note 2)	575,287

Payable for investor servicing fees (Note 2)	379,878

Payable for custodian fees (Note 2)	96,300

Payable for Trustee compensation and expenses (Note 2)	292,959

Payable for administrative services (Note 2)	5,729

Payable for distribution fees (Note 2)	735,436

Unrealized depreciation on forward currency contracts (Note 1)	2,502,930

Written options outstanding, at value (premiums $13,693,018) (Notes 1 and 3)	13,179,811

Premium received on swap contracts (Note 1)	2,866,062

Unrealized depreciation on swap contracts (Note 1)	4,119,162

TBA sale commitments, at value (proceeds receivable $1,041,094) (Note 1)	1,055,547

Collateral on securities loaned, at value (Note 1)	1,484,760

Collateral on certain derivative contracts, at value (Note 1)	8,266,454

Other accrued expenses	340,069

Total liabilities	208,594,756

Net assets	$1,310,354,240

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,369,958,701

Distributions in excess of net investment income (Note 1)	(5,723,446)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(167,568,775)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	113,687,760

Total — Representing net assets applicable to capital shares outstanding	$1,310,354,240

(Continued on next page)

100	Dynamic Asset Allocation Balanced Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($899,120,943 divided by 75,633,428 shares)	$11.89

Offering price per class A share (100/94.25 of $11.89)*	$12.62

Net asset value and offering price per class B share ($85,832,543 divided by 7,246,847 shares)**	$11.84

Net asset value and offering price per class C share ($98,191,975 divided by 8,426,652 shares)**	$11.65

Net asset value and redemption price per class M share ($21,875,755 divided by 1,842,913 shares)	$11.87

Offering price per class M share (100/96.50 of $11.87)*	$12.30

Net asset value, offering price and redemption price per class R share
($11,821,262 divided by 1,000,853 shares)	$11.81

Net asset value, offering price and redemption price per class R5 share
($10,543 divided by 886 shares)	$11.90

Net asset value, offering price and redemption price per class R6 share
($10,545 divided by 886 shares)	$11.90

Net asset value, offering price and redemption price per class Y share
($193,490,674 divided by 16,256,864 shares)	$11.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	101

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $8,896) (including interest income of $270,678 from investments
in affiliated issuers) (Note 6)	$22,446,600

Dividends (net of foreign tax of $307,312)	13,502,643

Securities lending (Note 1)	52,304

Total investment income	36,001,547

EXPENSES

Compensation of Manager (Note 2)	6,843,794

Investor servicing fees (Note 2)	2,434,962

Custodian fees (Note 2)	249,957

Trustee compensation and expenses (Note 2)	108,749

Administrative services (Note 2)	38,915

Distribution fees (Note 2)	4,272,399

Other	649,030

Total expenses	14,597,806

Expense reduction (Note 2)	(56,424)

Net expenses	14,541,382

Net investment income	21,460,165

Net realized gain on investments (net of foreign tax of $7,073) (Notes 1 and 3)	60,019,894

Net realized loss on swap contracts (Note 1)	(35,306,666)

Net realized gain on futures contracts (Note 1)	28,498,836

Net realized loss on foreign currency transactions (Note 1)	(26,553)

Net realized loss on written options (Notes 1 and 3)	(6,259,280)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(3,867,502)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	176,623,151

Net gain on investments	219,681,880

Net increase in net assets resulting from operations	$241,142,045

The accompanying notes are an integral part of these financial statements.

102	Dynamic Asset Allocation Balanced Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$21,460,165	$25,455,269

Net realized gain on investments
and foreign currency transactions	46,926,231	57,556,207

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	172,755,649	(87,606,619)

Net increase (decrease) in net assets resulting
from operations	241,142,045	(4,595,143)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,910,054)	(35,840,251)

Class B	(831,938)	(3,326,863)

Class C	(958,614)	(3,170,220)

Class M	(268,070)	(740,848)

Class R	(167,788)	(380,070)

Class R5	(48)	—

Class R6	(50)	—

Class Y	(3,523,769)	(7,197,201)

Increase in capital from settlement payments (Note 9)	—	123,114

Decrease from capital share transactions (Note 4)	(133,881,070)	(66,213,432)

Total increase (decrease) in net assets	86,600,644	(121,340,914)

NET ASSETS

Beginning of year	1,223,753,596	1,345,094,510

End of year (including distributions in excess
of net investment income of $5,723,446
and $5,890,344, respectively)	$1,310,354,240	$1,223,753,596

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Balanced Fund	103

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [d]

Class A
September 30, 2012	$9.99	.20	1.89	2.09	(.19)	(.19)	—	—	$11.89	21.06	$899,121	1.06	1.06	1.76	182
September 30, 2011	10.47	.21	(.28)	(.07)	(.41)	(.41)	—	— [e]	9.99	(.92)	843,218	1.06	1.06	1.91	158
September 30, 2010	9.82	.27	.94	1.21	(.56)	(.56)	— [f]	—	10.47	12.62	931,461	1.10 [g]	1.10 [g]	2.71 [g]	138
September 30, 2009	10.01	.21	.05 [h]	.26	(.45)	(.45)	— [f]	—	9.82	3.79	927,285	1.23 [g,i]	1.13 [g]	2.54 [g]	201
September 30, 2008	12.74	.36	(2.81)	(2.45)	(.28)	(.28)	— [f]	—	10.01	(19.45)	1,142,882	1.09 [g]	1.09 [g]	3.07 [g]	124

Class B
September 30, 2012	$9.95	.11	1.89	2.00	(.11)	(.11)	—	—	$11.84	20.13	$85,833	1.81	1.81	1.02	182
September 30, 2011	10.43	.13	(.29)	(.16)	(.32)	(.32)	—	— [e]	9.95	(1.71)	88,888	1.81	1.81	1.15	158
September 30, 2010	9.78	.20	.93	1.13	(.48)	(.48)	— [f]	—	10.43	11.80	114,661	1.85 [g]	1.85 [g]	1.97 [g]	138
September 30, 2009	9.96	.14	.07 [h]	.21	(.39)	(.39)	— [f]	—	9.78	3.10	131,854	1.98 [g,i]	1.88 [g]	1.76 [g]	201
September 30, 2008	12.66	.27	(2.78)	(2.51)	(.19)	(.19)	— [f]	—	9.96	(19.99)	191,536	1.84 [g]	1.84 [g]	2.30 [g]	124

Class C
September 30, 2012	$9.80	.11	1.85	1.96	(.11)	(.11)	—	—	$11.65	20.07	$98,192	1.81	1.81	1.01	182
September 30, 2011	10.28	.13	(.28)	(.15)	(.33)	(.33)	—	— [e]	9.80	(1.68)	91,254	1.81	1.81	1.16	158
September 30, 2010	9.65	.19	.92	1.11	(.48)	(.48)	— [f]	—	10.28	11.79	98,134	1.85 [g]	1.85 [g]	1.96 [g]	138
September 30, 2009	9.85	.15	.04 [h]	.19	(.39)	(.39)	— [f]	—	9.65	2.97	99,579	1.98 [g,i]	1.88 [g]	1.79 [g]	201
September 30, 2008	12.53	.27	(2.76)	(2.49)	(.19)	(.19)	— [f]	—	9.85	(20.01)	118,179	1.84 [g]	1.84 [g]	2.32 [g]	124

Class M
September 30, 2012	$9.98	.14	1.89	2.03	(.14)	(.14)	—	—	$11.87	20.40	$21,876	1.56	1.56	1.27	182
September 30, 2011	10.46	.15	(.28)	(.13)	(.35)	(.35)	—	— [e]	9.98	(1.44)	19,151	1.56	1.56	1.41	158
September 30, 2010	9.81	.22	.93	1.15	(.50)	(.50)	— [f]	—	10.46	12.08	23,600	1.60 [g]	1.60 [g]	2.20 [g]	138
September 30, 2009	10.00	.17	.05 [h]	.22	(.41)	(.41)	— [f]	—	9.81	3.27	22,010	1.73 [g,i]	1.63 [g]	2.04 [g]	201
September 30, 2008	12.72	.30	(2.80)	(2.50)	(.22)	(.22)	— [f]	—	10.00	(19.82)	27,475	1.59 [g]	1.59 [g]	2.58 [g]	124

Class R
September 30, 2012	$9.93	.17	1.88	2.05	(.17)	(.17)	—	—	$11.81	20.70	$11,821	1.31	1.31	1.52	182
September 30, 2011	10.41	.18	(.28)	(.10)	(.38)	(.38)	—	— [e]	9.93	(1.18)	10,066	1.31	1.31	1.66	158
September 30, 2010	9.77	.25	.92	1.17	(.53)	(.53)	— [f]	—	10.41	12.32	9,614	1.35 [g]	1.35 [g]	2.45 [g]	138
September 30, 2009	9.97	.19	.04 [h]	.23	(.43)	(.43)	— [f]	—	9.77	3.45	7,476	1.48 [g,i]	1.38 [g]	2.31 [g]	201
September 30, 2008	12.69	.33	(2.79)	(2.46)	(.26)	(.26)	— [f]	—	9.97	(19.62)	6,667	1.34 [g]	1.34 [g]	2.83 [g]	124

Class R5
September 30, 2012†	$11.34	.06	.55	.61	(.05)	(.05)	—	—	$11.90	5.41 *	$11	.19 *	.19 *	.47 *	182

Class R6
September 30, 2012†	$11.34	.06	.56	.62	(.06)	(.06)	—	—	$11.90	5.44 *	$11	.16 *	.16 *	.49 *	182

Class Y
September 30, 2012	$10.00	.23	1.89	2.12	(.22)	(.22)	—	—	$11.90	21.34	$193,491.81		.81	2.01	182
September 30, 2011	10.49	.24	(.29)	(.05)	(.44)	(.44)	—	— [e]	10.00	(.76)	171,176.81		.81	2.16	158
September 30, 2010	9.83	.30	.94	1.24	(.58)	(.58)	— [f]	—	10.49	12.98	167,625	.85 [g]	.85 [g]	2.99 [g]	138
September 30, 2009	10.03	.24	.03 [h]	.27	(.47)	(.47)	— [f]	—	9.83	3.96	273,251	.98 [g,i]	.88 [g]	2.88 [g]	201
September 30, 2008	12.76	.39	(2.81)	(2.42)	(.31)	(.31)	— [f]	—	10.03	(19.20)	231,078	.84 [g]	.84 [g]	3.33 [g]	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

104	Dynamic Asset Allocation Balanced Fund	Dynamic Asset Allocation Balanced Fund	105

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

f Amount represents less than $0.01 per share.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.12

September 30, 2008	<0.01

h The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.10% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

106	Dynamic Asset Allocation Balanced Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Balanced Fund (the fund) (which changed its name from Putnam Asset Allocation: Balanced Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust) a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks total return. Total return is composed of capital appreciation and income. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. The fund also invests in fixed income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering class R5 and class R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Dynamic Asset Allocation Balanced Fund	107

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

108	Dynamic Asset Allocation Balanced Fund

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $348,500,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding number of contracts on futures contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Balanced Fund	109

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $640,500,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $1,960,600,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and

110	Dynamic Asset Allocation Balanced Fund

market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on credit default swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,084,674 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $1,495,786 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $8,397,161.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding,

Dynamic Asset Allocation Balanced Fund	111

equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $1,408,606. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $1,484,760.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

112	Dynamic Asset Allocation Balanced Fund

At September 30, 2012, the fund had a capital loss carryover of $159,237,370 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$79,492,513	N/A	$79,492,513	September 30, 2017

79,744,857	N/A	79,744,857	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, realized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $632,936 to increase distributions in excess of net investment income, $10,979,194 to decrease paid-in-capital and $11,612,130 to decrease accumulated net realized losses.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$129,909,651
Unrealized depreciation	(28,886,375)

Net unrealized appreciation	101,023,276
Capital loss carryforward	(159,237,370)
Cost for federal income tax purposes	$1,363,833,886

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Dynamic Asset Allocation Balanced Fund	113

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$1,676,753
Class B	169,875
Class C	182,966
Class M	41,341
Class R	21,536
Class R5	4
Class R6	1
Class Y	342,486
Total	$2,434,962

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $3,174 under the expense offset arrangements and by $53,250 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,001, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

114	Dynamic Asset Allocation Balanced Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,201,103
Class B	890,733
Class C	961,130
Class M	162,894
Class R	56,539
Total	$4,272,399

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $155,803 and $1,696 from the sale of class A and class M shares, respectively, and received $73,902 and $4,185 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $119 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,654,737,759 and $1,745,607,209, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $28,317,688 and $28,306,393, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written	Written equity	Written
		option contract	swap option	option contract	equity option
		amounts	premiums	amounts	premiums

Written options outstanding
at the beginning of the	USD	$407,839,964	$18,712,494	—	$—
reporting period	CHF	14,050,000	$18,862	—	$—

Options opened	USD	308,009,740	18,972,479	15,316	11,028
	CHF	—	—	—	—

Options exercised	USD	(106,690,258)	(2,743,887)	—	—
	CHF	—	—	—	—

Options expired	USD	—	—	—	—
	CHF	—	—	—	—

Options closed	USD	(446,677,306)	(21,259,096)	—	—
	CHF	(14,050,000)	(18,862)	—	—

Written options outstanding
at the end of the	USD	$162,482,140	$13,681,990	15,316	$11,028
reporting period	CHF	—	$—	—	$—

Dynamic Asset Allocation Balanced Fund	115

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	8,927,475	$99,884,741	12,656,859	$140,048,356

Shares issued in connection with
reinvestment of distributions	1,257,056	14,150,244	3,120,612	33,702,218

	10,184,531	114,034,985	15,777,471	173,750,574

Shares repurchased	(18,967,701)	(209,753,686)	(20,292,861)	(225,488,831)

Net decrease	(8,783,170)	$(95,718,701)	(4,515,390)	$(51,738,257)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	745,478	$8,333,663	1,114,460	$12,262,452

Shares issued in connection with
reinvestment of distributions	69,627	778,171	282,899	3,039,823

	815,105	9,111,834	1,397,359	15,302,275

Shares repurchased	(2,501,001)	(27,815,958)	(3,458,907)	(38,094,803)

Net decrease	(1,685,896)	$(18,704,124)	(2,061,548)	$(22,792,528)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	943,190	$10,359,394	1,847,500	$20,037,087

Shares issued in connection with
reinvestment of distributions	79,629	877,473	264,718	2,802,074

	1,022,819	11,236,867	2,112,218	22,839,161

Shares repurchased	(1,912,370)	(20,815,164)	(2,342,774)	(25,274,466)

Net decrease	(889,551)	$(9,578,297)	(230,556)	$(2,435,305)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	426,293	$4,652,129	207,031	$2,279,460

Shares issued in connection with
reinvestment of distributions	23,285	260,892	65,702	708,102

	449,578	4,913,021	272,733	2,987,562

Shares repurchased	(526,338)	(5,887,498)	(609,822)	(6,737,090)

Net decrease	(76,760)	$(974,477)	(337,089)	$(3,749,528)

116	Dynamic Asset Allocation Balanced Fund

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	301,013	$3,317,231	333,038	$3,629,499

Shares issued in connection with
reinvestment of distributions	14,371	160,644	35,151	377,200

	315,384	3,477,875	368,189	4,006,699

Shares repurchased	(328,610)	(3,667,736)	(277,429)	(3,037,767)

Net increase (decrease)	(13,226)	$(189,861)	90,760	$968,932

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5		Shares		Amount

Shares sold		882		$10,000

Shares issued in connection with reinvestment of
distributions		4		48

		886		10,048

Shares repurchased		—		—

Net increase		886		$10,048

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6		Shares		Amount

Shares sold		882		$10,000

Shares issued in connection with
reinvestment of distributions		4		50

		886		10,050

Shares repurchased		—		—

Net increase		886		$10,050

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,588,665	$40,460,899	5,965,085	$65,875,452

Shares issued in connection with
reinvestment of distributions	308,616	3,477,340	662,614	7,161,981

	3,897,281	43,938,239	6,627,699	73,037,433

Shares repurchased	(4,756,731)	(52,673,947)	(5,492,896)	(59,504,179)

Net increase (decrease)	(859,450)	$(8,735,708)	1,134,803	$13,533,254

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	886	100%	$10,543

Class R6	886	100	10,545

At the close of the reporting period, a shareholder of record owned 5.8% of the outstanding shares of the fund.

Dynamic Asset Allocation Balanced Fund	117

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$993,987	Payables	$151,653

Foreign exchange
contracts	Receivables	2,100,800	Payables	2,502,930

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	6,251,730*	Unrealized depreciation	2,668,470*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	13,738,704*	Unrealized depreciation	15,999,908*

Total		$23,085,221		$21,322,961

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$6,894,491	$6,894,491

Foreign exchange
contracts	—	—	(303,207)	—	$(303,207)

Equity contracts	—	20,801,111	—	(8,185,413)	$12,615,698

Interest rate contracts	(9,768,183)	7,697,725	—	(34,015,744)	$(36,086,202)

Total	$(9,768,183)	$28,498,836	$(303,207)	$(35,306,666)	$(16,879,220)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$4,837,153	$4,837,153

Foreign exchange
contracts	—	—	—	(3,514,836)	—	$(3,514,836)

Equity contracts	948	140	7,786,317	—	11,346,574	$19,133,979

Interest rate contracts	2,500,030	—	(2,685,575)	—	37,142,406	$36,956,861

Total	$2,500,978	$140	$5,100,742	$(3,514,836)	$53,326,133	$57,413,157

† For the reporting period, the transaction volume for warrants was minimal.

118	Dynamic Asset Allocation Balanced Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value				Market value
	at beginning of	Purchase	Sale	Income	at end of
Name of affiliate	reporting period	cost	proceeds	distributions	reporting period

Putnam
Money Market
Liquidity Fund*	$251,766,636	$480,345,686	$435,258,122	$270,678	$296,854,200

Market values are shown for those securities affiliated at the close of the reporting period.

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $120,127 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,987 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

Dynamic Asset Allocation Balanced Fund	119

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

120	Dynamic Asset Allocation Balanced Fund

Federal tax information (Unaudited)

The fund designated 85.62% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $17,742,455 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Dynamic Asset Allocation Balanced Fund	121

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

122	Dynamic Asset Allocation Balanced Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Balanced Fund	123

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

124	Dynamic Asset Allocation Balanced Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Ravi Akhoury	Michael J. Higgins
Putnam Investment	Barbara M. Baumann	Vice President and Treasurer
Management, LLC	Charles B. Curtis
One Post Office Square	Robert J. Darretta	Janet C. Smith
Boston, MA 02109	Katinka Domotorffy	Vice President,
	John A. Hill	Principal Accounting Officer,
Investment Sub-Manager	Paul L. Joskow	and Assistant Treasurer
Putnam Investments Limited	Elizabeth T. Kennan
57–59 St James’s Street	Kenneth R. Leibler	Susan G. Malloy
London, England SW1A 1LD	Robert E. Patterson	Vice President and
	George Putnam, III	Assistant Treasurer
Investment Sub-Advisor	Robert L. Reynolds
The Putnam Advisory	W. Thomas Stephens	James P. Pappas
Company, LLC		Vice President
One Post Office Square	Officers
Boston, MA 02109	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Marketing Services		BSA Compliance Officer
Putnam Retail Management	Jonathan S. Horwitz
One Post Office Square	Executive Vice President,	Judith Cohen
Boston, MA 02109	Principal Executive Officer, and	Vice President, Clerk, and
	Compliance Liaison	Associate Treasurer
Custodian
State Street Bank	Steven D. Krichmar	Nancy E. Florek
and Trust Company	Vice President and	Vice President, Proxy
	Principal Financial Officer	Manager, Assistant Clerk, and
Legal Counsel		Associate Treasurer
Ropes & Gray LLP	Robert T. Burns
Vice President and
Independent Registered	Chief Legal Officer
Public Accounting Firm
PricewaterhouseCoopers LLP	Robert R. Leveille
Vice President and
Trustees	Chief Compliance Officer
Jameson A. Baxter, Chair
Liaquat Ahamed

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN059
277557 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$220,012	$--	$31,591	$2,522
September 30, 2011	$221,540	$--	$19,548	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $196,121 and $393,018 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9|30|12

A world of investing.℠

Putnam INVESTMENTS

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	112

About the Trustees	113

Officers	115

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset. The mix of holdings is rebalanced regularly as the fund managers take profits on investments that have outperformed and invest the proceeds in areas they believe offer greater future potential.

Diversified portfolios outperformed over the last market cycle

Performance comparison of stocks with diversified portfolios
October 2007 to April 2011

Total return during the bear market (10/9/07 to 3/9/09)
-56%
-35%
-13%
Total return during the bull market (3/9/09 to 4/30/11)
118%
70%
36%
Total return during the full market cycle (10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. Past performance is no guarantee of future results. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The six portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process for analyzing asset classes and individual securities, and they have flexibility to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Jeffrey L. Knight, CFA
(industry since 1987)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

Jeff, can you describe some of the broad trends in market performance during the fund’s fiscal year?

Three large macroeconomic risks loomed throughout the past year: investors feared a double-dip recession in the United States, a credit-market crisis in Europe, and the possibility of a hard economic landing in China. These fears generally dominated markets at the outset of the year, and as data and investor sentiment changed in subsequent months, stock market performance seesawed, while bond markets experienced more modest transitions.

Stocks steadied in the final months of calendar year 2011 on signs of relatively strong growth in the U.S. economy, and action by the European Central Bank [ECB] in November 2011 to address its combined banking and sovereign debt crisis. The climate changed later, however, when investors recognized a real slowing in the pace of economic growth in the United States and the world. Real U.S. GDP grew at a 4.1% rate in the final three months of 2011, but only half that pace in the first three months of 2012. As the prices of stocks and commodities retreated, bonds outperformed. This downward trend remained in place until the closing months of the fund’s fiscal year. Stocks rose again in August and September after central banks provided additional greater policy actions targeting stronger, more stable growth.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

Dynamic Asset Allocation Conservative Fund	5

Did you change the fund’s positions when market conditions deteriorated?

We employed the fund’s flexibility to adjust weightings to some degree, while still maintaining the standard, broad diversification that is an essential part of the fund’s philosophy. For example, as the fiscal year began in October 2011, the fund had an underweight position to international equities. The sovereign debt risk in the eurozone created the possibility that a bank could become insolvent and potentially lead to a widespread deleveraging crisis as in the Lehman Brothers’ collapse in 2008. In November, the ECB helped to reduce this risk by introducing the Long-Term Refinancing Operation to provide banks with short-term funding.

By January, we had changed our defensive posture to take on more risk, and this matched the sentiment of the period. The fund benefited from the performance of stocks and high-yield securities. After big gains through March lifted market valuations, we moderated our stance again.

What were the strengths and weaknesses in fund performance for the year as a whole?

Dynamic Asset Allocation Conservative Fund’s solid absolute and relative performance can be attributed to several sources. U.S. high-yield securities contributed significantly. We favored this sector because we believed it offered an unusual combination of attractive yield spreads and solid corporate credit fundamentals. The corporate default rate has remained below its historical average in the past couple of years, and we think this may continue. We establish the high-yield exposures with direct security investments as well as with derivatives. For example, we can own credit default swaps to hedge credit risk and market risk, or gain exposures to certain securities or groups of securities.

For the year as a whole, the high-yield sector significantly outperformed government bond sectors. We favored high-yield bonds over government bonds, which offered relatively little total return performance potential, we believed, relative to their vulnerability to

Allocations are represented as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

rising interest rates. Government bonds are attractive primarily because they tend to be less volatile than risk assets and have the potential to help stabilize fund performance.

One area of weakness involved our positioning in non-agency mortgage-backed securities, which experienced periods of poor performance when the fear of a deleveraging event in Europe was particularly high. This was the case early in the period and again during the downturn during the spring months. They have since rallied and, in our view, are poised to benefit as the Fed’s efforts to add liquidity to the mortgage-backed securities market have apparently increased the risk appetite of investors. To seek to manage risks in this and other fixed-income sectors, the fund can invest in interest-rate swaps with the goals of hedging interest-rate risk, gaining exposure to rates, or hedging prepayment risk. Futures contracts can also be used to attempt to hedge prepayment or interest-rate risks, gain interest-rate exposures, or manage exposure to market risk. We can use options to attempt to hedge duration and convexity, gain exposure to interest-rate risk, isolate or hedge prepayment risk, or enhance returns on securities owned in the portfolio.

While the stock portion of the portfolio represents only about 30% of assets, our stock selection decisions nonetheless helped performance. This was true across a variety of stocks, including large caps and small caps, and growth and value styles. The fund’s small international position had more mixed results, given the ups and downs of these markets. In addition to owning equity securities, we can use futures contracts to attempt to manage exposure to market risk or to equitize

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/12. Short-term holdings and derivatives are excluded. Holdings will vary over time.

Dynamic Asset Allocation Conservative Fund	7

cash holdings, and we can use options to attempt to enhance returns on securities in the portfolio. As the U.S. dollar generally appreciated against other major currencies during the period, the fund had a variety of hedging positions implemented with forward currency contracts in an effort to reduce foreign exposure risk or to gain exposure to particular currencies.

Could you discuss the recent interventions by central banks around the world?

The Fed is trying to boost employment, and the ECB appears committed to preserving the euro. In September, the Fed launched “QE3” — a program that will increase mortgage bond purchases to $85 billion per month until economic data improve. Similarly, the ECB has deployed its balance sheet to make unlimited purchases of sovereign bonds, which will likely help protect the euro by lowering the borrowing costs of heavily indebted governments, particularly Spain and Italy.

What effects do you think these central bank policies will have on financial markets, and can they help accelerate global economic growth?

In the Fed’s previous efforts with QE1, QE2, and Operation Twist, the benefits were temporary, they influenced markets more than the economy, and the influence of each successive intervention lasted for a shorter length of time.

However, the latest measure may defy this trend, because the ECB is acting at the same time. The ECB has substantial heft, governing monetary policy for a 17-nation, $12.6 trillion economy, which is nearly as large as the $15.6 trillion U.S. economy.

I would add that, while monetary policy intervention can affect market conditions, it cannot change the fact that governments around the world must still take measures to deleverage their balance sheets. Many governments absorbed a huge amount of bad debt created during the previous credit cycle in order to mitigate the economic impact of the financial crisis. They are now

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Holdings will vary over time.

8	Dynamic Asset Allocation Conservative Fund

faced with reducing this debt burden. By its nature, deleveraging is a contractionary force. Monetary policy can delay, and to some extent help alleviate, the pain, but we believe it’s likely that economic growth will remain sluggish.

When you look across stocks, bonds, and commodities, which asset classes offer the most attractive return potential?

We are currently disposed toward increasing tactical equity risk. It appears that the recent actions by the Fed and the ECB have made investors generally more inclined to favor risk assets.

A second reason we are inclined to favor equities is that we are pessimistic about government bonds. We have observed during the Fed’s previous quantitative easing programs that yields on interest-rate-sensitive bonds rose. We believe this might happen again, as suggested by periods of rising yields that we saw during the summer months as talk of QE3 increased.

Aside from their potential volatility, however, plain-vanilla government bonds are unattractive to us because we believe they offer relatively low return potential. Yields are low and at times have fallen to negative levels in inflation-adjusted terms. In relatively safe countries, including the United States and Germany, government bond yields today reflect a great deal of investor fear rather than a rational assessment of investment opportunities, we believe.

What risks are likely to influence financial markets?

The United States faces a fiscal contraction, or “cliff,” that would occur in 2013 if currently scheduled federal budget cuts and tax increases go into effect. While we expect that the government will act to alter the slated changes, even a mild fiscal contraction

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam generally seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Conservative Fund	9

would hurt an economy that has struggled to maintain a 2% growth rate.

Also, we have concern about inflation risk as a consequence of expansive monetary policies in the United States and other regions of the world. If inflation were to rise, we can use the fund’s variety of tools to attempt to hedge inflation risk, which include inflation-indexed bonds, Treasury futures, interest-rate swaps, and commodities.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey L. Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charter-holder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James A. Fetch; Robert J. Kea, CFA; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

10	Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class R	Class R5*	Class R6*	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.89%	5.55%	5.10%	5.10%	5.09%	5.09%	5.35%	5.15%	5.74%	6.50%*	6.51%*	6.16%

10 years	79.17	68.96	66.47	66.47	66.34	66.34	70.11	64.09	78.15	84.33	84.35	84.33
Annual average	6.01	5.38	5.23	5.23	5.22	5.22	5.46	5.08	5.94	6.31	6.31	6.31

5 years	20.98	14.02	16.89	14.89	16.50	16.50	18.15	14.06	20.46	22.90	22.92	22.91
Annual average	3.88	2.66	3.17	2.81	3.10	3.10	3.39	2.67	3.79	4.21	4.21	4.21

3 years	27.99	20.70	25.22	22.22	25.05	25.05	26.05	21.63	27.47	28.93	28.95	28.93
Annual average	8.57	6.47	7.78	6.92	7.74	7.74	8.02	6.74	8.43	8.84	8.84	8.84

1 year	13.76	7.20	12.86	7.86	12.80	11.80	13.07	9.08	13.51	13.89	13.90	13.89

* Performance for class R5 and R6 shares, which for periods prior to their inception is derived from the historical performance of class Y shares (as described below), is shown only since 7/14/94 (the inception date of class Y).

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Class R5 and class R6 shares, available to qualified employee-benefit plans only, are sold without an initial sales charge and have no CDSC. Performance for class R5 and class R6 shares prior to their inception is derived from the historical performance of class Y shares, beginning with inception of the Y share class and has not been adjusted for the lower investor servicing fees applicable to class R5 and class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Conservative Fund	11

Comparative index returns For periods ended 9/30/12

			Lipper Mixed-Asset
	Barclays		Target Allocation
	U.S. Aggregate	Putnam Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	6.25%	—†	5.46%

10 years	68.00	93.93%	78.39
Annual average	5.32	6.85	5.90

5 years	37.20	28.97	19.88
Annual average	6.53	5.22	3.63

3 years	19.73	27.47	24.74
Annual average	6.19	8.43	7.62

1 year	5.16	12.39	12.71

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 319, 287, 256, 92, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $16,647 and $16,634, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $16,409. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $17,815, $18,433, $18,435, and $18,433, respectively.

12	Dynamic Asset Allocation Conservative Fund

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	3	3	12

Income	$0.156		$0.083	$0.085	$0.109		$0.132	$0.045	$0.046	$0.180

Capital gains	—		—	—	—		—	—	—	—

Total	$0.156		$0.083	$0.085	$0.109		$0.132	$0.045	$0.046	$0.180

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/11	$8.83	$9.37	$8.77	$8.75	$8.76	$9.08	$9.03	—	—	$8.86

7/2/12*	—	—	—	—	—	—	—	$9.57	$9.57	—

9/30/12	9.88	10.48	9.81	9.78	9.79	10.15	10.11	9.90	9.90	9.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* Inception date of class R5 and class R6 shares.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/11	1.08%	1.83%	1.83%	1.58%	1.33%	0.75%*	0.68%*	0.83%

Annualized expense ratio for the
six-month period ended 9/30/12†	1.07%	1.82%	1.82%	1.57%	1.32%	0.78%	0.71%	0.82%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.01% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

* Expenses for class R5 and R6 shares are based on the expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and R6 shares.

† For the fund’s most recent fiscal half year or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Conservative Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012 (or, in the case of class R5 and R6 shares, from July 3, 2012 (commencement of operations)) to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.45	$9.25	$9.25	$7.98	$6.72	$1.96‡	$1.78‡	$4.18

Ending value (after expenses)	$1,037.60	$1,032.60	$1,032.90	$1,034.20	$1,036.50	$1,039.30	$1,039.40	$1,037.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

‡ Had expenses for class R5 and R6 shares been shown for the entire period from 4/1/12 to 9/30/12, they would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.40	$9.17	$9.17	$7.92	$6.66	$3.94	$3.59	$4.14

Ending value (after expenses)	$1,019.65	$1,015.90	$1,015.90	$1,017.15	$1,018.40	$1,021.10	$1,021.45	$1,020.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12 (or, in the case of class R5 and R6 shares, for the period from 7/3/12 (commencement of operations) to 9/30/12). The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Dynamic Asset Allocation Conservative Fund	15

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Conservative Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and anotheraffiliate, The Putnam Advisory Company (“PAC”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2012. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

Dynamic Asset Allocation Conservative Fund	17

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund

18	Dynamic Asset Allocation Conservative Fund

fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above, was an important factor in the Trustees’ decision approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality

Dynamic Asset Allocation Conservative Fund	19

of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 438, 397 and 320 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential

20	Dynamic Asset Allocation Conservative Fund

benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Dynamic Asset Allocation Conservative Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Dynamic Asset Allocation Conservative Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) (formerly Putnam Asset Allocation Fund: Conservative Portfolio) at September 30, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2012 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 13, 2012

Dynamic Asset Allocation Conservative Fund	23

The fund’s portfolio 9/30/12

COMMON STOCKS (34.5%)*	Shares	Value

Basic materials (2.2%)
Agrium, Inc. (Canada)	201	$20,795

Albemarle Corp.	4,600	242,328

American Vanguard Corp.	1,040	36,192

Andersons, Inc. (The)	126	4,745

Archer Daniels-Midland Co.	682	18,537

Arkema (France)	171	16,063

Assa Abloy AB Class B (Sweden)	13,237	429,626

BASF SE (Germany)	6,359	537,320

Bemis Co., Inc.	6,100	191,967

BHP Billiton PLC (United Kingdom)	9,090	283,871

BHP Billiton, Ltd. (Australia)	14,984	513,405

Black Earth Farming, Ltd. SDR (Jersey) †	2,463	4,593

Buckeye Technologies, Inc.	1,781	57,099

Cambrex Corp. †	5,659	66,380

CF Industries Holdings, Inc.	3,036	674,721

Chicago Bridge & Iron Co., NV (Netherlands)	6,200	236,158

Cliffs Natural Resources, Inc.	1,782	69,730

Cresud S.A.C.I.F. y A. ADR (Argentina)	503	4,110

Cytec Industries, Inc.	2,800	183,456

Domtar Corp. (Canada)	2,000	156,580

Eagle Materials, Inc.	1,039	48,064

Evraz PLC (United Kingdom)	89,461	357,657

Fortune Brands Home & Security, Inc. †	10,600	286,306

Furmanite Corp. †	5,098	28,957

Georgia Gulf Corp.	585	21,189

Golden Agri-Resources, Ltd. (Singapore)	25,000	13,389

GrainCorp, Ltd. (Australia)	1,402	13,023

Incitec Pivot, Ltd. (Australia)	4,025	12,372

Innophos Holdings, Inc.	1,723	83,548

Innospec, Inc. †	1,927	65,364

Intrepid Potash, Inc. †	320	6,874

K&S AG (Germany)	1,130	55,681

KapStone Paper and Packaging Corp. †	2,145	48,027

Koninklijke DSM NV (Netherlands)	4,904	245,148

Kraton Performance Polymers, Inc. †	908	23,699

Kronos Worldwide, Inc.	2,922	43,655

KWS Saat AG (Germany)	26	6,936

L.B. Foster Co. Class A	671	21,700

Landec Corp. †	3,071	35,163

Linde AG (Germany)	1,812	312,403

LSB Industries, Inc. †	5,165	226,589

LyondellBasell Industries NV Class A (Netherlands)	14,358	741,734

Minerals Technologies, Inc.	338	23,974

Monsanto Co.	18,921	1,722,189

Mosaic Co. (The)	235	13,538

24	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Basic materials cont.
Nitto Denko Corp. (Japan)	11,900	$566,737

NN, Inc. †	4,572	38,816

Nufarm, Ltd. (Australia)	2,007	12,591

OM Group, Inc. †	1,554	28,811

PolyOne Corp.	5,283	87,539

Potash Corp. of Saskatchewan, Inc. (Canada)	687	29,830

PPG Industries, Inc.	6,600	757,944

PT Astra Agro Lestari Tbk (Indonesia)	3,000	6,856

Rio Tinto PLC (United Kingdom)	8,788	410,807

Rio Tinto, Ltd. (Australia)	4,657	255,494

Sealed Air Corp.	5,980	92,451

SLC Agricola SA (Brazil)	508	5,450

Sociedad Quimica y Minera de Chile SA ADR (Chile)	463	28,539

Steel Dynamics, Inc.	12,100	135,883

Stillwater Mining Co. †	3,004	35,417

Syngenta AG (Switzerland)	861	321,756

Trex Co., Inc. †	1,528	52,135

Tronox, Ltd. Class A	1,534	34,745

Valspar Corp.	5,000	280,500

Vilmorin & Cie (France)	59	7,101

Viterra, Inc. (Canada)	1,128	18,484

voestalpine AG (Austria)	8,091	243,107

W.R. Grace & Co. †	1,453	85,843

Westlake Chemical Corp.	1,500	109,590

Wilmar International, Ltd. (Singapore)	4,000	10,548

Yara International ASA (Norway)	389	19,537

		11,881,366
Capital goods (1.8%)
ABB, Ltd. (Switzerland)	15,034	282,631

AGCO Corp. †	613	29,105

Aisin Seiki Co., Ltd. (Japan)	7,900	224,518

American Axle & Manufacturing Holdings, Inc. †	2,315	26,090

Applied Industrial Technologies, Inc.	1,864	77,226

AZZ, Inc.	1,115	42,348

Cascade Corp.	1,353	74,063

Chart Industries, Inc. †	1,546	114,172

Chase Corp.	1,837	33,746

CNH Global NV (Netherlands) †	422	16,361

Cobham PLC (United Kingdom)	73,043	262,089

Cummins, Inc.	8,600	793,006

Deere & Co.	329	27,139

Dover Corp.	9,276	551,829

DXP Enterprises, Inc. †	1,238	59,139

Emerson Electric Co.	30,017	1,448,921

European Aeronautic Defense and Space Co. NV (France) S	10,928	347,417

Fluor Corp.	9,045	509,053

Franklin Electric Co., Inc.	1,251	75,673

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (34.5%)* cont.	Shares	Value

Capital goods cont.
Fuji Electric Co., Ltd. (Japan)	85,000	$173,025

Gardner Denver, Inc.	847	51,167

Generac Holdings, Inc.	1,545	35,365

Global Power Equipment Group, Inc.	1,172	21,670

Great Lakes Dredge & Dock Corp.	14,481	111,504

Greenbrier Companies, Inc. †	4,236	68,369

IHI Corp. (Japan)	46,000	102,479

JGC Corp. (Japan)	9,000	300,241

Lindsay Corp.	217	15,617

Lockheed Martin Corp.	11,603	1,083,488

McDermott International, Inc. †	23,593	288,306

NACCO Industries, Inc. Class A	341	42,765

Raytheon Co.	16,431	939,196

Schindler Holding AG (Switzerland)	1,618	199,177

Singapore Technologies Engineering, Ltd. (Singapore)	28,000	80,633

Smith & Wesson Holding Corp. †	3,109	34,230

Standard Motor Products, Inc.	3,360	61,891

Standex International Corp.	950	42,228

Staples, Inc.	30,400	350,208

Sturm Ruger & Co., Inc.	1,053	52,113

Tetra Tech, Inc. †	861	22,610

Textron, Inc.	15,400	403,018

TriMas Corp. †	5,400	130,194

Valmont Industries, Inc.	669	87,974

Vinci SA (France)	6,385	272,882

		9,964,876
Communication services (1.8%)
Allot Communications, Ltd. (Israel) †	1,563	41,451

Aruba Networks, Inc. †	1,557	35,009

AT&T, Inc.	32,591	1,228,681

BroadSoft, Inc. †	741	30,396

BT Group PLC (United Kingdom)	166,270	620,178

CalAmp Corp. †	3,321	27,265

Cincinnati Bell, Inc. †	11,323	64,541

Comcast Corp. Class A	69,200	2,475,284

Comtech Telecommunications Corp.	1,819	50,277

Deutsche Telekom AG (Germany)	14,119	173,759

EchoStar Corp. Class A †	8,083	231,659

France Telecom SA (France)	17,976	217,315

HSN, Inc.	1,700	83,385

IAC/InterActiveCorp.	7,300	380,038

InterDigital, Inc.	454	16,925

InterXion Holding NV (Netherlands) †	1,636	37,170

Kabel Deutschland Holding AG (Germany) †	2,904	207,479

Loral Space & Communications, Inc.	913	64,914

NeuStar, Inc. Class A †	1,901	76,097

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	6,900	327,416

26	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Communication services cont.
NTELOS Holdings Corp.	3,269	$56,783

NTT DoCoMo, Inc. (Japan)	89	144,336

Premiere Global Services, Inc. †	2,281	21,327

Tele2 AB Class B (Sweden)	8,348	151,763

Telefonica SA (Spain)	16,055	214,086

USA Mobility, Inc.	2,617	31,064

Verizon Communications, Inc.	58,332	2,658,189

Vodafone Group PLC (United Kingdom)	87,221	248,236

		9,915,023
Conglomerates (0.8%)
AMETEK, Inc.	13,350	473,258

Danaher Corp.	23,200	1,279,480

General Electric Co.	62,715	1,424,258

Marubeni Corp. (Japan)	11,000	70,141

Siemens AG (Germany)	2,309	230,581

Tyco International, Ltd.	20,500	1,153,330

		4,631,048
Consumer cyclicals (3.9%)
Advance Auto Parts, Inc.	3,500	239,540

Aeon Co., Ltd. (Japan)	13,800	155,821

Alliance Data Systems Corp. †	3,500	496,825

Beazer Homes USA, Inc. †	30,034	106,621

Bed Bath & Beyond, Inc. †	9,800	617,400

Belo Corp. Class A	15,958	124,951

Big Lots, Inc. †	2,256	66,732

Bluegreen Corp. †	4,721	29,648

Brunswick Corp.	739	16,724

Buckle, Inc. (The)	799	36,299

Bunzl PLC (United Kingdom)	11,881	213,149

Cabela’s, Inc. †	1,477	80,762

Cash America International, Inc.	669	25,803

CBS Corp. Class B	25,000	908,250

Christian Dior SA (France)	1,882	253,267

Coach, Inc.	10,682	598,406

Compass Group PLC (United Kingdom)	11,751	129,965

Conn’s, Inc. †	3,434	75,720

Cooper Tire & Rubber Co.	6,143	117,823

Corporate Executive Board Co. (The)	570	30,569

Crocs, Inc. †	2,195	35,581

Daihatsu Motor Co., Ltd. (Japan)	10,000	166,700

Daimler AG (Registered Shares) (Germany)	4,363	211,620

Deckers Outdoor Corp. †	523	19,163

Deluxe Corp.	3,113	95,133

Demand Media, Inc. †	1,668	18,131

Destination Maternity Corp.	3,808	71,210

Dillards, Inc. Class A	4,300	310,976

Dolby Laboratories, Inc. Class A †	4,300	140,825

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Dun & Bradstreet Corp. (The)	3,100	$246,822

Elders, Ltd. (Australia) †	12,016	3,101

Expedia, Inc.	5,400	312,336

Express, Inc. †	2,898	42,948

Fiat Industrial SpA (Italy)	18,473	181,208

Finish Line, Inc. (The) Class A	3,939	89,573

Foot Locker, Inc.	17,400	617,700

Francesca’s Holdings Corp. †	1,598	49,107

GameStop Corp. Class A	1,678	35,238

Gannett Co., Inc.	13,500	239,625

General Motors Co. †	28,200	641,550

Genesco, Inc. †	387	25,825

Global Cash Access Holdings, Inc. †	4,465	35,943

Goodyear Tire & Rubber Co. (The) †	5,899	71,909

Hakuhodo DY Holdings, Inc. (Japan)	4,340	292,393

Helen of Troy, Ltd. †	1,055	33,581

HMS Holdings Corp. †	259	8,658

Home Depot, Inc. (The)	29,208	1,763,287

Indofood Agri Resources, Ltd. (Singapore)	4,000	4,432

Isuzu Motors, Ltd. (Japan)	72,000	347,490

KAR Auction Services, Inc. †	2,771	54,700

La-Z-Boy, Inc. †	6,076	88,892

LeapFrog Enterprises, Inc. †	6,260	56,465

Lear Corp.	5,300	200,287

Lowe’s Cos., Inc.	20,979	634,405

Lumber Liquidators Holdings, Inc. †	408	20,677

M.D.C. Holdings, Inc.	1,007	38,780

Macy’s, Inc.	16,500	620,730

Marriott International, Inc. Class A	11,400	445,740

McGraw-Hill Cos., Inc. (The)	12,100	660,539

MGM China Holdings, Ltd. (Hong Kong)	110,800	190,940

Mitsubishi Motors Corp. (Japan) †	168,000	154,918

News Corp. Class A	45,541	1,117,121

Next PLC (United Kingdom)	7,566	422,473

O’Reilly Automotive, Inc. †	5,400	451,548

OPAP SA (Greece)	10,296	53,063

PetSmart, Inc.	5,600	386,288

Pier 1 Imports, Inc.	1,120	20,989

Priceline.com, Inc. †	642	397,225

Publicis Group SA (France)	5,584	313,083

Randstad Holding NV (Netherlands)	1,522	50,725

Rent-A-Center, Inc.	1,204	42,236

RPX Corp. †	1,833	20,548

Ryland Group, Inc. (The)	3,550	106,500

Scania AB Class B (Sweden)	10,239	188,500

Scholastic Corp.	1,392	44,238

28	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer cyclicals cont.
Sinclair Broadcast Group, Inc. Class A	7,483	$83,884

SJM Holdings, Ltd. (Hong Kong)	97,000	210,064

Sonic Automotive, Inc. Class A	9,708	184,258

Spectrum Brands Holdings, Inc. †	1,251	50,053

Standard Parking Corp. †	3,255	73,010

Suzuki Motor Corp. (Japan)	15,600	302,627

Swire Pacific, Ltd. Class A (Hong Kong)	29,500	360,337

TNS, Inc. †	3,438	51,398

Towers Watson & Co. Class A	3,600	190,980

Town Sports International Holdings, Inc. †	3,928	48,589

True Religion Apparel, Inc.	1,562	33,317

Trump Entertainment Resorts, Inc. †	115	460

URS Corp.	5,000	176,550

Vertis Holdings, Inc. † F	278	3

Viacom, Inc. Class B	19,458	1,042,754

VistaPrint NV †	6,700	228,805

Volkswagen AG (Preference) (Germany)	1,818	332,078

VOXX International Corp. †	6,275	46,937

Wal-Mart Stores, Inc.	5,047	372,469

Wyndham Worldwide Corp.	7,400	388,352

Wynn Resorts, Ltd.	3,500	404,040

		21,798,915
Consumer staples (3.4%)
AFC Enterprises †	6,546	161,032

Anheuser-Busch InBev NV (Belgium)	3,057	261,501

Associated British Foods PLC (United Kingdom)	9,465	197,246

Avis Budget Group, Inc. †	7,446	114,519

Barrett Business Services, Inc.	326	8,835

Beacon Roofing Supply, Inc. †	2,067	58,910

BRF — Brasil Foods SA ADR (Brazil)	695	12,024

Brinker International, Inc.	6,572	231,992

British American Tobacco (BAT) PLC (United Kingdom)	5,305	272,776

Buffalo Wild Wings, Inc. †	583	49,986

Bunge, Ltd.	264	17,701

Campbell Soup Co.	11,900	414,358

Casino Guichard-Perrachon SA (France)	3,251	288,258

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,419

Cheesecake Factory, Inc. (The)	796	28,457

Chiquita Brands International, Inc. †	191	1,459

Church & Dwight Co., Inc.	2,700	145,773

Coca-Cola Co. (The)	17,200	652,396

ConAgra Foods, Inc.	23,200	640,088

Core-Mark Holding Co., Inc.	977	47,003

Costco Wholesale Corp.	16,600	1,662,075

CVS Caremark Corp.	33,500	1,622,070

Diageo PLC (United Kingdom)	7,116	200,362

Distribuidora Internacional de Alimentacion SA (Spain)	25,389	140,386

Dynamic Asset Allocation Conservative Fund	29

COMMON STOCKS (34.5%)* cont.	Shares	Value

Consumer staples cont.
Domino’s Pizza, Inc.	754	$28,426

Dr. Pepper Snapple Group, Inc.	8,009	356,641

Geo Group, Inc. (The)	3,684	101,936

Glanbia PLC (Ireland)	749	6,641

Heineken Holding NV (Netherlands)	4,500	218,959

Ingredion, Inc.	282	15,555

IOI Corp. Bhd (Malaysia)	7,000	11,403

Itron, Inc. †	1,976	85,264

Japan Tobacco, Inc. (Japan)	14,700	440,567

Kao Corp. (Japan)	9,400	277,023

Koninklijke Ahold NV (Netherlands)	15,760	197,566

Kroger Co. (The)	29,600	696,784

Kuala Lumpur Kepong Bhd (Malaysia)	1,700	12,274

Lorillard, Inc.	6,400	745,280

Maple Leaf Foods, Inc. (Canada)	531	5,985

McDonald’s Corp.	3,089	283,416

Molson Coors Brewing Co. Class B	10,000	450,500

Nestle SA (Switzerland)	12,215	770,536

Olam International, Ltd. (Singapore)	3,000	4,981

On Assignment, Inc. †	2,301	45,836

OpenTable, Inc. †	813	33,821

PepsiCo, Inc.	4,280	302,896

Philip Morris International, Inc.	33,095	2,976,564

Prestige Brands Holdings, Inc. †	2,508	42,536

Procter & Gamble Co. (The)	15,617	1,083,195

PT Perusahaan Perkebunan London Sumatra Indonesia Tbk
(Indonesia)	24,500	6,253

Robert Half International, Inc.	9,300	247,659

SABMiller PLC (United Kingdom)	3,621	159,298

Smithfield Foods, Inc. †	336	6,602

Spartan Stores, Inc.	1,832	28,048

Tate & Lyle PLC (United Kingdom)	956	10,284

Tesco PLC (United Kingdom)	13,358	71,674

Toyota Tsusho Corp. (Japan)	15,700	335,512

Tyson Foods, Inc. Class A	513	8,218

Unilever PLC (United Kingdom)	4,950	180,289

USANA Health Sciences, Inc. †	474	22,027

Walgreen Co.	18,941	690,210

Woolworths, Ltd. (Australia)	10,877	323,798

Yamazaki Baking Co., Inc. (Japan)	13,000	173,802

		18,688,885
Energy (3.3%)
Basic Energy Services, Inc. †	4,254	47,730

BP PLC (United Kingdom)	38,717	273,272

Chevron Corp.	22,232	2,591,362

Clayton Williams Energy, Inc. †	650	33,729

ConocoPhillips	6,769	387,051

30	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Energy cont.
CVR Energy, Inc. (Escrow) F	2,729	$—

Deepocean Group (Shell) (acquired 6/9/11, cost $83,651) (Norway) ‡	5,759	86,385

Delek US Holdings, Inc.	4,569	116,464

Diamond Offshore Drilling, Inc.	3,600	236,916

ENI SpA (Italy)	18,689	410,056

EPL Oil & Gas, Inc. †	3,118	63,264

Exxon Mobil Corp.	37,278	3,409,073

Helix Energy Solutions Group, Inc. †	6,013	109,858

Helmerich & Payne, Inc.	4,600	219,006

HollyFrontier Corp.	8,900	367,303

Key Energy Services, Inc. †	6,047	42,329

Kodiak Oil & Gas Corp. †	5,069	47,446

Marathon Oil Corp.	21,700	641,669

Marathon Petroleum Corp.	12,350	674,187

Mitcham Industries, Inc. †	1,448	23,067

Murphy Oil Corp.	7,200	386,568

National Oilwell Varco, Inc.	11,900	953,309

Occidental Petroleum Corp.	12,145	1,045,199

Oceaneering International, Inc.	9,800	541,450

Peabody Energy Corp.	10,900	242,961

Petrofac, Ltd. (Jersey)	18,388	475,028

Phillips 66	3,384	156,916

Repsol YPF SA (Spain)	7,232	140,761

Rosetta Resources, Inc. †	703	33,674

Royal Dutch Shell PLC Class A (United Kingdom)	14,445	500,276

Royal Dutch Shell PLC Class B (United Kingdom)	13,744	488,851

Schlumberger, Ltd.	4,200	303,786

Stallion Oilfield Holdings, Ltd.	720	23,760

Statoil ASA (Norway)	16,568	428,574

Stone Energy Corp. †	2,117	53,179

Superior Energy Services †	8,200	168,264

Swift Energy Co. †	2,710	56,585

Tesoro Corp.	10,842	454,280

Total SA (France)	8,017	398,757

Unit Corp. †	1,011	41,957

Vaalco Energy, Inc. †	10,906	93,246

Valero Energy Corp.	30,400	963,072

W&T Offshore, Inc.	1,954	36,696

Walter Energy, Inc.	2,993	97,153

Western Refining, Inc.	3,091	80,922

Williams Cos., Inc. (The)	12,488	436,705

		18,382,096
Financials (5.7%)
3i Group PLC (United Kingdom)	28,436	102,567

AG Mortgage Investment Trust, Inc. R	1,103	26,615

Agree Realty Corp. R	1,981	50,496

AIA Group, Ltd. (Hong Kong)	59,200	219,771

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Allianz SE (Germany)	1,532	$182,417

Allied World Assurance Co. Holdings AG	4,153	320,819

American Equity Investment Life Holding Co.	5,674	65,989

American Financial Group, Inc.	6,123	232,062

Amtrust Financial Services, Inc.	1,105	28,310

Aon PLC	17,600	920,304

Apollo Commercial Real Estate Finance, Inc. R	2,074	35,963

Apollo Residential Mortgage, Inc.	2,834	62,461

Arch Capital Group, Ltd. †	9,068	377,954

Arlington Asset Investment Corp. Class A	1,212	28,918

ARMOUR Residential REIT, Inc. R	5,813	44,528

Ashford Hospitality Trust, Inc. R	6,685	56,154

Assurant, Inc.	6,900	257,370

Australia & New Zealand Banking Group, Ltd. (Australia)	20,754	530,867

AvalonBay Communities, Inc. R	3,800	516,762

AXA SA (France)	20,653	308,616

Banco Latinoamericano de Exportaciones SA Class E (Panama)	4,098	90,525

Banco Santander Central Hispano SA (Spain) †	25,015	187,403

Bank of America Corp.	12,761	112,680

Barclays PLC (United Kingdom)	131,899	459,130

Berkshire Hathaway, Inc. Class B †	7,900	696,780

BNP Paribas SA (France)	8,421	402,485

BofI Holding, Inc. †	3,107	80,937

Cardinal Financial Corp.	3,509	50,179

Cardtronics, Inc. †	1,547	46,070

CBL & Associates Properties, Inc. R	6,808	145,283

CBOE Holdings, Inc.	11,100	326,562

Chimera Investment Corp. R	69,087	187,226

CIT Group, Inc. †	5,100	200,889

Citigroup, Inc.	6,984	228,516

Citizens & Northern Corp.	2,227	43,671

Citizens Republic Bancorp, Inc. †	2,064	39,938

City National Corp.	1,300	66,963

CNO Financial Group, Inc.	7,722	74,517

Commonwealth Bank of Australia (Australia)	9,344	538,733

Credit Acceptance Corp. †	226	19,325

Credit Suisse Group (Switzerland)	5,228	111,186

DBS Group Holdings, Ltd. (Singapore)	17,000	198,559

Deutsche Bank AG (Germany)	7,314	289,455

Dexus Property Group (Australia)	224,089	220,756

Dynex Capital, Inc. R	5,168	55,556

East West Bancorp, Inc.	2,909	61,438

Eaton Vance Corp.	14,300	414,128

Education Realty Trust, Inc. R	5,900	64,310

Entertainment Properties Trust R	738	32,789

Equity Residential Trust R	11,100	638,583

32	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Everest Re Group, Ltd.	3,200	$342,272

Fidelity National Financial, Inc. Class A	16,000	342,240

Financial Institutions, Inc.	2,304	42,947

First Community Bancshares Inc.	2,274	34,701

First Industrial Realty Trust † R	3,107	40,826

Flushing Financial Corp.	3,979	62,868

Genworth Financial, Inc. Class A †	16,318	85,343

Glimcher Realty Trust R	4,155	43,918

Goldman Sachs Group, Inc. (The)	5,000	568,400

Hachijuni Bank, Ltd. (The) (Japan)	33,000	181,913

Hang Lung Group, Ltd. (Hong Kong)	31,000	195,812

Hanmi Financial Corp. †	4,628	59,285

Hartford Financial Services Group, Inc. (The)	26,400	513,216

Heartland Financial USA, Inc.	1,548	42,214

HFF, Inc. Class A †	7,286	108,561

Home Bancshares, Inc.	1,054	35,931

HSBC Holdings, PLC (United Kingdom)	75,717	702,587

Insurance Australia Group, Ltd. (Australia)	78,664	355,332

Invesco Mortgage Capital, Inc. R	1,797	36,174

Investment AB Kinnevik Class B (Sweden)	14,229	295,936

Investors Real Estate Trust R	5,016	41,482

Jefferies Group, Inc.	21,900	299,811

Jones Lang LaSalle, Inc.	975	74,441

JPMorgan Chase & Co.	51,290	2,076,219

Lexington Realty Trust R	13,775	133,067

LTC Properties, Inc. R	2,478	78,924

M&T Bank Corp.	4,520	430,123

Maiden Holdings, Ltd. (Bermuda)	3,847	34,200

MainSource Financial Group, Inc.	3,446	44,247

MFA Financial, Inc. R	5,710	48,535

Mission West Properties R	3,251	28,284

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	53,200	247,873

Morgan Stanley	48,100	805,194

Nasdaq OMX Group, Inc. (The)	14,900	347,096

National Australia Bank, Ltd. (Australia)	7,758	204,405

National Financial Partners Corp. †	1,871	31,620

National Health Investors, Inc. R	2,303	118,466

Nationstar Mortgage Holdings, Inc. †	1,833	60,819

Nelnet, Inc. Class A	2,077	49,308

Northern Trust Corp.	14,800	686,942

Ocwen Financial Corp. †	4,707	129,019

One Liberty Properties, Inc. R	2,347	43,772

ORIX Corp. (Japan)	2,220	222,607

PartnerRe, Ltd.	2,255	167,501

Peoples Bancorp, Inc.	2,147	49,145

PNC Financial Services Group, Inc.	10,800	681,480

Dynamic Asset Allocation Conservative Fund	33

COMMON STOCKS (34.5%)* cont.	Shares	Value

Financials cont.
Popular, Inc. (Puerto Rico) †	1,820	$31,723

Portfolio Recovery Associates, Inc. †	455	47,516

ProAssurance Corp.	1,698	153,567

Protective Life Corp.	1,787	46,837

Prudential Financial, Inc.	3,600	196,236

Prudential PLC (United Kingdom)	19,517	253,249

PS Business Parks, Inc. R	1,550	103,571

Public Storage R	5,100	709,767

Rayonier, Inc. R	5,750	281,808

Reinsurance Group of America, Inc. Class A	2,508	145,138

RenaissanceRe Holdings, Ltd.	3,706	285,510

Republic Bancorp, Inc. Class A	1,446	31,740

Resona Holdings, Inc. (Japan)	32,600	133,588

Royal Bank of Scotland Group PLC (United Kingdom) †	15,314	63,605

Simon Property Group, Inc. R	9,400	1,427,014

Southside Bancshares, Inc.	1,783	38,887

Sovran Self Storage, Inc. R	1,586	91,750

St. Joe Co. (The) † S	8,221	160,310

Standard Chartered PLC (United Kingdom)	11,219	254,129

Starwood Property Trust, Inc. R	1,342	31,228

Stockland (Units) (Australia) R	60,304	208,345

Suncorp Group, Ltd. (Australia)	24,978	239,288

Svenska Handelsbanken AB Class A (Sweden)	7,976	299,622

Swedbank AB Class A (Sweden)	16,004	301,044

Swiss Life Holding AG (Switzerland)	2,805	334,878

SWS Group, Inc. †	6,037	36,886

Symetra Financial Corp.	3,851	47,367

TD Ameritrade Holding Corp.	23,700	364,269

Toronto-Dominion Bank (The) (Canada)	4,825	402,116

UBS AG (Switzerland)	14,004	170,912

Universal Health Realty Income Trust R	581	26,714

Urstadt Biddle Properties, Inc. Class A R	1,847	37,365

Validus Holdings, Ltd.	5,992	203,189

Virginia Commerce Bancorp, Inc. †	5,651	49,446

W.R. Berkley Corp.	8,200	307,418

Walker & Dunlop, Inc. †	3,707	56,977

Walter Investment Management Corp.	2,197	81,311

Washington Banking Co.	2,672	37,862

Wells Fargo & Co.	61,783	2,133,367

Westpac Banking Corp. (Australia)	9,543	245,109

Wheelock and Co., Ltd. (Hong Kong)	29,000	124,478

World Acceptance Corp. †	492	33,185

		31,906,892
Health care (3.8%)
Abbott Laboratories	2,700	185,112

ABIOMED, Inc. †	1,717	36,040

Aetna, Inc.	14,279	565,448

34	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Health care cont.
Affymax, Inc. †	2,641	$55,619

Alfresa Holdings Corp. (Japan)	2,700	133,076

Amedisys, Inc. †	559	7,720

AmerisourceBergen Corp.	10,900	421,939

Amgen, Inc.	3,800	320,416

AmSurg Corp. †	1,529	43,393

AstraZeneca PLC (United Kingdom)	6,755	322,707

athenahealth, Inc. †	274	25,145

Bayer AG (Germany)	930	80,019

Bio-Reference Labs, Inc. †	999	28,551

C.R. Bard, Inc.	3,700	387,205

Celgene Corp. †	4,100	313,240

Centene Corp. †	472	17,658

Coloplast A/S Class B (Denmark)	1,044	217,489

Community Health Systems, Inc. †	3,219	93,802

Computer Programs & Systems, Inc.	384	21,331

Conmed Corp.	3,085	87,923

Cubist Pharmaceuticals, Inc. †	1,568	74,762

Cyberonics, Inc. †	600	31,452

Eli Lilly & Co.	33,853	1,604,971

Endo Health Solutions, Inc. †	11,502	364,843

Forest Laboratories, Inc. †	27,824	990,813

Fresenius SE & Co. KGgA (Germany)	2,439	283,399

Gilead Sciences, Inc. †	14,300	948,519

GlaxoSmithKline PLC (United Kingdom)	26,998	622,784

Greatbatch, Inc. †	3,875	94,279

Haemonetics Corp. †	604	48,441

HCA Holdings, Inc.	6,200	206,150

Health Management Associates, Inc. Class A †	15,900	133,401

Health Net, Inc. †	1,434	32,279

HealthSouth Corp. †	2,936	70,640

Hi-Tech Pharmacal Co., Inc. †	689	22,813

Humana, Inc.	6,500	455,975

Impax Laboratories, Inc. †	3,205	83,202

Jazz Pharmaceuticals PLC (Ireland) †	3,438	196,000

Johnson & Johnson	15,009	1,034,270

Kindred Healthcare, Inc. †	4,670	53,145

Magellan Health Services, Inc. †	608	31,379

McKesson Corp.	9,200	791,476

MedAssets, Inc. †	7,372	131,222

Medicines Co. (The) †	4,101	105,847

Merck & Co., Inc.	11,088	500,069

Metropolitan Health Networks, Inc. †	8,132	75,953

Molina Healthcare, Inc. †	789	19,843

Novartis AG (Switzerland)	6,230	381,316

Novo Nordisk A/S Class B (Denmark)	2,339	369,174

Dynamic Asset Allocation Conservative Fund	35

COMMON STOCKS (34.5%)* cont.	Shares	Value

Health care cont.
Obagi Medical Products, Inc. †	8,410	$104,368

Omega Healthcare Investors, Inc. R	3,859	87,715

Omnicare, Inc.	8,567	291,021

Oncothyreon, Inc. †	1,054	5,418

OraSure Technologies, Inc. †	6,503	72,313

Orion OYJ Class B (Finland)	5,807	124,420

Otsuka Holdings Company, Ltd. (Japan)	12,700	393,777

PDL BioPharma, Inc.	8,558	65,811

Pfizer, Inc.	117,969	2,931,530

Pharmacyclics, Inc. †	263	16,964

PharMerica Corp. †	2,927	37,056

PSS World Medical, Inc. †	826	18,816

Quality Systems, Inc.	543	10,073

Roche Holding AG-Genusschein (Switzerland)	3,669	685,389

RTI Biologics, Inc. †	6,943	28,952

Salix Pharmaceuticals, Ltd. †	498	21,085

Sanofi (France)	4,489	383,492

Spectrum Pharmaceuticals, Inc. † S	7,205	84,299

STAAR Surgical Co. †	8,306	62,793

Steris Corp.	1,032	36,605

Suzuken Co., Ltd. (Japan)	3,100	102,842

Triple-S Management Corp. Class B (Puerto Rico) †	1,204	25,164

United Therapeutics Corp. †	6,180	345,338

UnitedHealth Group, Inc.	32,558	1,804,039

ViroPharma, Inc. †	2,583	78,058

Warner Chilcott PLC Class A	21,311	287,699

WellCare Health Plans, Inc. †	1,841	104,109

		21,331,396
Technology (6.3%)
Acacia Research Corp. †	642	17,597

Actuate Corp. †	18,322	128,804

Acxiom Corp. †	5,811	106,167

Agilent Technologies, Inc.	15,400	592,130

Anixter International, Inc.	660	37,924

AOL, Inc. †	14,800	521,404

Apple, Inc.	18,317	12,222,186

Applied Materials, Inc.	38,000	424,270

ASML Holding NV (Netherlands)	4,270	228,901

Aspen Technology, Inc. †	1,508	38,982

BMC Software, Inc. †	11,300	468,837

Bottomline Technologies, Inc. †	1,877	46,343

Broadcom Corp. Class A †	14,800	511,784

Brocade Communications Systems, Inc. †	36,665	216,873

CA, Inc.	19,972	514,579

Cadence Design Systems, Inc. †	27,200	349,928

Cirrus Logic, Inc. †	593	22,765

Cisco Systems, Inc.	75,839	1,447,767

36	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.	Shares	Value

Technology cont.
Coinstar, Inc. †	281	$12,639

Commvault Systems, Inc. †	788	46,256

Computer Sciences Corp.	7,404	238,483

Computershare, Ltd. (Australia)	7,627	65,424

Cornerstone OnDemand, Inc. †	926	28,391

CSG Systems International, Inc. †	1,956	43,990

Dell, Inc. †	40,402	398,364

EnerSys †	2,357	83,179

Entegris, Inc. †	11,636	94,601

Entropic Communications, Inc. †	5,986	34,839

Fair Isaac Corp.	3,364	148,891

FEI Co.	1,268	67,838

First Solar, Inc. †	1,267	28,058

Fujitsu, Ltd. (Japan)	94,000	352,630

Google, Inc. Class A †	3,280	2,474,760

GSI Group, Inc. †	2,001	17,829

IBM Corp.	7,795	1,617,073

Infineon Technologies AG (Germany)	41,345	262,349

Infoblox, Inc. †	1,593	37,037

InnerWorkings, Inc. †	2,816	36,664

Integrated Silicon Solutions, Inc. †	6,950	64,357

Intel Corp.	24,439	554,277

IntraLinks Holdings, Inc. †	5,703	37,298

Ixia †	1,435	23,060

JDA Software Group, Inc. †	1,684	53,518

KLA-Tencor Corp.	6,400	305,312

Konica Minolta Holdings, Inc. (Japan)	25,000	192,015

L-3 Communications Holdings, Inc.	5,700	408,747

Lam Research Corp. †	6,000	190,710

LivePerson, Inc. †	2,149	38,918

Manhattan Associates, Inc. †	896	51,314

Mentor Graphics Corp. †	5,581	86,394

Microsemi Corp. †	1,898	38,093

Microsoft Corp.	114,039	3,396,081

MTS Systems Corp.	1,029	55,103

NEC Corp. (Japan) †	132,000	208,588

Netscout Systems, Inc. †	1,846	47,091

NTT Data Corp. (Japan)	34	106,118

NVIDIA Corp. †	21,600	288,144

Omnivision Technologies, Inc. †	3,222	44,963

Oracle Corp.	46,986	1,479,589

Parametric Technology Corp. †	1,777	38,739

Perficient, Inc. †	2,954	35,655

Pericom Semiconductor Corp. †	4,632	40,229

Photronics, Inc. †	5,484	29,449

Plantronics, Inc.	925	32,680

Dynamic Asset Allocation Conservative Fund	37

COMMON STOCKS (34.5%)* cont.	Shares	Value

Technology cont.
Polycom, Inc. †	9,800	$96,726

Procera Networks, Inc. †	2,394	56,259

QLIK Technologies, Inc. †	663	14,858

QLogic Corp. †	29,450	336,319

Qualcomm, Inc.	5,105	319,011

RealPage, Inc. †	1,584	35,798

RF Micro Devices, Inc. †	5,537	21,871

Rovi Corp. †	6,010	87,205

Rudolph Technologies, Inc. †	4,479	47,030

SAP AG (Germany)	1,304	92,468

Semtech Corp. †	2,037	51,231

Silicon Graphics International Corp. †	1,585	14,424

Silicon Image, Inc. †	5,276	24,217

Skyworks Solutions, Inc. †	1,384	32,614

Softbank Corp. (Japan)	5,900	238,805

Sourcefire, Inc. †	692	33,929

SS&C Technologies Holdings, Inc. †	2,374	59,849

Symantec Corp. †	35,200	633,600

Synaptics, Inc. †	212	5,092

Synchronoss Technologies, Inc. †	839	19,213

Tangoe, Inc. †	1,438	18,881

Tech Data Corp. †	3,100	140,430

Teradyne, Inc. †	14,487	206,005

TIBCO Software, Inc. †	2,955	89,330

Travelzoo, Inc. †	1,563	36,840

Tyler Technologies, Inc. †	800	35,216

Ultimate Software Group, Inc. †	562	57,380

Ultra Clean Holdings, Inc. †	5,102	29,132

Unisys Corp. †	730	15,199

VASCO Data Security International, Inc. †	8,667	81,296

Vishay Intertechnology, Inc. †	13,400	131,722

Western Digital Corp. †	8,600	333,078

		35,228,006
Transportation (0.5%)
Central Japan Railway Co. (Japan)	6,900	605,259

ComfortDelgro Corp., Ltd. (Singapore)	82,000	114,417

Delta Air Lines, Inc. †	46,600	426,856

Hankyu Hanshin Holdings, Inc. (Japan)	46,000	248,273

International Consolidated Airlines Group SA
(Spain) †	36,633	88,296

Neptune Orient Lines, Ltd. (Singapore) †	177,000	162,266

Swift Transportation Co. †	7,080	61,030

United Continental Holdings, Inc. †	13,800	269,100

United Parcel Service, Inc. Class B	4,900	350,693

US Airways Group, Inc. †	2,400	25,104

Wabtec Corp.	3,100	248,899

		2,600,193

38	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (34.5%)* cont.		Shares	Value

Utilities and power (1.0%)
AES Corp. (The) †		36,629	$401,820

Ameren Corp.		14,100	460,647

CenterPoint Energy, Inc.		24,200	515,460

Chubu Electric Power, Inc. (Japan)		3,200	41,691

CMS Energy Corp.		15,500	365,025

DTE Energy Co.		9,500	569,430

Enel SpA (Italy)		54,850	194,447

Entergy Corp.		9,400	651,420

GDF Suez (France)		11,544	258,705

National Grid PLC (United Kingdom)		38,897	429,386

PG&E Corp.		19,800	844,866

Red Electrica Corporacion SA (Spain)		6,209	294,896

TECO Energy, Inc.		14,200	251,908

Toho Gas Co., Ltd. (Japan)		19,000	126,140

Westar Energy, Inc.		7,831	232,267

			5,638,108

Total common stocks (cost $158,335,066)			$191,966,804

CORPORATE BONDS AND NOTES (24.8%)*	Principal amount		Value

Basic materials (1.8%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)		$30,000	$30,142

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015		460,000	489,924

Allegheny Technologies, Inc. sr. unsec.
unsub. notes 9 3/8s, 2019		95,000	122,742

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95s, 2021		60,000	66,231

ArcelorMittal sr. unsec. unsub. 10.1s, 2019 (France)		420,000	484,992

Ardagh Glass Finance PLC sr. unsub. notes Ser. REGS,
9 1/4s, 2016 (Ireland)	EUR	60,000	83,661

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022		$40,000	40,900

Atkore International, Inc. company
guaranty sr. notes 9 7/8s, 2018		220,000	213,950

Cabot Corp. sr. unsec. unsub. notes 2.55s, 2018		240,000	246,073

Celanese US Holdings, LLC company guaranty sr. unsec.
notes 6 5/8s, 2018 (Germany)		95,000	104,025

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		120,000	134,400

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016		100,000	103,250

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 7 1/8s, 2020		280,000	351,400

CF Industries, Inc. company guaranty sr. unsec.
unsub. notes 6 7/8s, 2018		210,000	255,413

Compass Minerals International, Inc. company
guaranty sr. unsec. notes 8s, 2019		195,000	210,600

Domtar Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2042 (Canada)		270,000	275,661

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019		105,000	140,801

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021		315,000	350,403

Dynamic Asset Allocation Conservative Fund	39

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Basic materials cont.
Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	$540,000	$585,076

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	375,000	395,027

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	125,000	130,551

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	144,750

FMG Resources August 2006 Pty, Ltd. 144A company
guaranty sr. unsec. notes 6 3/8s, 2016 (Australia)	80,000	77,800

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	67,900

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	98,700

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec.
notes 6 7/8s, 2022 (Australia)	60,000	55,050

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	105,000	107,888

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 6 5/8s, 2020	35,000	35,613

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes FRN 4.935s, 2014	50,000	47,625

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2021	115,000	131,675

Huntsman International, LLC company guaranty sr. unsec.
sub. notes 8 5/8s, 2020	110,000	124,300

IAMGOLD Corp. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	145,000	142,100

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	121,500

International Paper Co. sr. unsec. notes 9 3/8s, 2019	135,000	183,029

International Paper Co. sr. unsec. notes 7.95s, 2018	195,000	250,977

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	120,000	134,700

Louisiana-Pacific Corp. company guaranty sr. unsec
unsub. notes 7 1/2s, 2020	50,000	55,688

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	346,297

LyondellBasell Industries NV sr. unsec. unsub. notes 5s,
2019 (Netherlands)	565,000	600,313

Momentive Performance Materials, Inc. notes 9s, 2021	80,000	58,000

New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020 (Canada)	60,000	63,600

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	221,500

Nufarm Australia Ltd. 144A company
guaranty sr. notes 6 3/8s, 2019 (Australia)	40,000	40,000

PH Glatfelter Co. 144A sr. notes 5 3/8s, 2020	20,000	20,400

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec.
notes 9s, 2019 (Australia)	277,000	378,771

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	135,000	146,242

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	135,000	142,400

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. notes 4 5/8s, 2020	25,000	25,344

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	175,000	234,650

40	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Basic materials cont.
Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		$95,000	$103,550

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		80,000	82,000

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		160,000	161,792

Smurfit Kappa Treasury company guaranty sr. unsec.
unsub. debs 7 1/2s, 2025 (Ireland)		30,000	30,525

Steel Dynamics, Inc. sr. unsec. notes company
guaranty 7 5/8s, 2020		15,000	16,275

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2022		15,000	15,488

Steel Dynamics, Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2019		25,000	26,000

Taminco Global Chemical Corp. company guaranty sr. sec.
sub. notes Ser. REGS, 9 3/4s, 2020		10,000	10,800

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s, 2020		125,000	135,000

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		105,000	113,400

Tronox Finance, LLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		115,000	116,150

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. notes 8 3/4s, 2019		55,000	26,400

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A company
guaranty sr. notes 11 3/4s, 2019		10,000	7,700

Xstrata Finance Canada, Ltd. 144A company
guaranty sr. unsec. unsub. bonds 5.8s, 2016 (Canada)		195,000	220,317

			9,937,431
Capital goods (1.1%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		15,000	15,300

Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		122,000	130,693

American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2019		245,000	268,888

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		75,000	77,625

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		20,000	20,950

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		40,000	43,900

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		150,000	171,000

Berry Plastics Holding Corp. company guaranty sr. unsec.
sub. notes 10 1/4s, 2016		40,000	41,500

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		190,000	226,171

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		55,000	62,975

Bombardier, Inc. 144A sr. unsec. notes 5 3/4s, 2022 (Canada)		25,000	25,625

Briggs & Stratton Corp. company guaranty sr. unsec.
notes 6 7/8s, 2020		200,000	218,000

Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec.
notes 10 1/8s, 2020		60,000	64,350

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	70,069

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$570,000	585,056

Exide Technologies sr. notes 8 5/8s, 2018		70,000	60,638

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012		195,000	195,027

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Capital goods cont.
Kratos Defense & Security Solutions, Inc. company
guaranty sr. notes 10s, 2017	$165,000	$178,200

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	471,000	602,083

Meritor, Inc. company guaranty sr. unsec. notes 8 1/8s, 2015	25,000	26,250

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	170,000	158,100

Polypore International, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2017	135,000	145,463

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	230,836

Rexel SA 144A company guaranty sr. unsec.
unsub. notes 6 1/8s, 2019 (France)	200,000	207,544

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 3/4s, 2016	100,000	104,250

Reynolds Group Issuer, Inc. company
guaranty sr. notes 7 1/8s, 2019	50,000	52,750

Reynolds Group Issuer, Inc. company guaranty sr. unsec.
unsub. notes 9s, 2019	120,000	122,400

Reynolds Group Issuer, Inc. 144A company
guaranty sr. notes 5 3/4s, 2020	55,000	55,000

Ryerson Holding Corp. sr. disc. notes zero %, 2015	85,000	60,138

Ryerson, Inc. company guaranty sr. notes 12s, 2015	240,000	247,800

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	245,000	271,053

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	165,000	180,675

Terex Corp. sr. unsec. sub. notes 8s, 2017	145,000	150,075

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017	175,000	186,375

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017	127,000	141,446

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018	125,000	138,125

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	530,942

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	95,000	106,475

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	111,891

		6,285,638
Communication services (2.5%)
Adelphia Communications Corp. escrow bonds zero %, 2012	125,000	950

America Movil SAB de CV company guaranty unsec.
unsub. notes 2 3/8s, 2016 (Mexico)	205,000	213,248

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	377,260

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	926,000	1,215,575

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	85,000	89,862

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	80,000	107,428

Bresnan Broadband Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 8s, 2018	75,000	80,813

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	296,438

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	66,900

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	83,063

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018	30,000	32,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	123,338

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	40,000	40,100

42	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	$65,000	$72,313

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	70,000	76,475

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	60,000	65,175

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017	185,000	197,488

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018	75,000	76,313

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2017	40,000	42,700

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	145,000	143,550

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037	596,000	811,371

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2015	13,000	14,642

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	200,380

Cox Communications, Inc. 144A notes 5 7/8s, 2016	64,000	74,833

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	200,000	195,000

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	86,800

Crown Castle Towers, LLC 144A company
guaranty sr. notes 4.883s, 2020	115,000	129,409

CSC Holdings, LLC 144A sr. unsec. unsub. notes 6 3/4s, 2021	60,000	66,150

Deutsche Telekom International Finance BV company
guaranty 8 3/4s, 2030 (Netherlands)	163,000	245,170

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	97,200

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	95,000	110,438

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	165,000	179,850

Equinix, Inc. sr. unsec. notes 7s, 2021	65,000	72,800

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	222,333

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,513

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	65,000	73,450

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	125,000	141,875

Hughes Satellite Systems Corp. company
guaranty sr. notes 6 1/2s, 2019	110,000	117,700

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	99,675

Intelsat Jackson Holdings SA company guaranty sr. unsec.
notes 7 1/2s, 2021 (Bermuda)	95,000	102,838

Intelsat Jackson Holdings SA 144A company
guaranty sr. unsec. notes 7 1/4s, 2020 (Bermuda)	60,000	64,500

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	45,000	44,775

Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/2s, 2017 (Luxembourg) ‡‡	358,749	380,274

Dynamic Asset Allocation Conservative Fund	43

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
Intelsat Luxembourg SA company guaranty sr. unsec.
notes 11 1/4s, 2017 (Luxembourg)	$310,000	$327,825

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	180,560

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 9 3/8s, 2019	80,000	88,800

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 5/8s, 2020	80,000	86,400

Level 3 Financing, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2019	20,000	21,250

Level 3 Financing, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2020	90,000	90,900

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
notes 9 1/8s, 2019	25,000	27,625

Mediacom, LLC/Mediacom Capital Corp. sr. unsec.
unsub. notes 7 1/4s, 2022	55,000	58,988

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	125,000	135,625

Nextel Communications, Inc. company guaranty sr. unsec.
notes Ser. D, 7 3/8s, 2015	3,000	3,011

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 10s, 2016	80,000	78,800

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	30,000	25,200

NII Capital Corp. company guaranty sr. unsec.
unsub. notes 7 5/8s, 2021	135,000	108,000

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017	205,000	222,425

PAETEC Holding Corp. company guaranty sr. unsec.
notes 9 7/8s, 2018	5,000	5,725

Qwest Corp. notes 6 3/4s, 2021	415,000	495,213

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	67,361

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	11,175

SBA Telecommunications, Inc. 144A company
guaranty sr. unsec. unsub. notes 5 3/4s, 2020	30,000	31,500

SBA Tower Trust 144A notes 2.933s, 2017	495,000	508,589

Sprint Capital Corp. company guaranty 6 7/8s, 2028	245,000	225,400

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	160,000	178,000

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	190,000	195,700

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	85,000	96,263

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	65,000	67,600

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	215,000	257,463

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 8 1/4s, 2014	325,000	357,812

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2039	230,000	299,758

Time Warner Cable, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2042	370,000	368,993

44	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Communication services cont.
TW Telecom Holdings, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	$30,000	$30,563

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	492,000	736,644

Verizon New Jersey, Inc. debs. 8s, 2022	165,000	221,590

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	505,000	671,527

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	114,950

Virgin Media Finance PLC company guaranty sr. notes Ser. 1,
9 1/2s, 2016 (United Kingdom)	75,000	83,063

Wind Acquisition Finance SA 144A sr. notes 11 3/4s, 2017
(Luxembourg)	320,000	301,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	70,000	75,600

Windstream Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2017	280,000	312,900

		14,143,838
Consumer cyclicals (3.8%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,575

ADT Corp./The 144A company guaranty sr. unsec.
notes 4 7/8s, 2042	262,000	282,834

ADT Corp./The 144A company guaranty sr. unsec.
notes 3 1/2s, 2022	368,000	379,165

Advance Auto Parts, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2020	345,000	399,074

Affinion Group Holdings, Inc. company guaranty sr. unsec.
notes 11 5/8s, 2015	15,000	10,200

Affinion Group, Inc. company guaranty sr. unsec.
notes 7 7/8s, 2018	265,000	216,638

Affinion Group, Inc. company guaranty sr. unsec.
sub. notes 11 1/2s, 2015	35,000	29,050

AMC Entertainment, Inc. company
guaranty sr. sub. notes 9 3/4s, 2020	155,000	174,569

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014	114,000	118,560

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	6,839

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	85,000	87,126

Ashtead Capital, Inc. 144A company
guaranty sr. notes 6 1/2s, 2022	45,000	47,250

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	65,000	73,044

Autonation, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2020	30,000	32,063

Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2015	135,000	135,675

Beazer Homes USA, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2018	10,000	10,100

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	40,000	40,200

Beazer Homes USA, Inc. sr. unsec. notes company
guaranty 8 1/8s, 2016	35,000	36,575

Dynamic Asset Allocation Conservative Fund	45

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. 144A company
guaranty sr. notes 6 5/8s, 2018	$30,000	$32,063

Bon-Ton Department Stores, Inc. (The) 144A company
guaranty sr. notes 10 5/8s, 2017	205,000	185,013

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,825

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	85,000	91,163

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	82,125

Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 10s, 2019	95,000	105,094

Caesars Entertainment Operating Co., Inc. company
guaranty notes 12 3/4s, 2018	5,000	3,700

Caesars Entertainment Operating Co., Inc. company
guaranty sr. notes 10s, 2018	130,000	85,150

Caesars Entertainment Operating Co., Inc.
sr. notes 11 1/4s, 2017	330,000	354,750

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	55,000	59,125

CBS Corp. company guaranty sr. unsec. debs. notes 7 7/8s, 2030	160,000	217,630

CCM Merger, Inc. 144A company guaranty sr. unsec.
notes 9 1/8s, 2019	75,000	75,563

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	39,769

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	145,000	137,388

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2022	40,000	43,600

Choice Hotels International, Inc. company
guaranty sr. unsec. unsub. notes 5.7s, 2020	260,000	280,800

Chrysler Group, LLC/CG Co-Issuer, Inc. company
guaranty notes 8 1/4s, 2021	110,000	117,150

Cinemark USA, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2019	20,000	22,200

Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 7 3/8s, 2021	80,000	89,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡	265,603	283,531

Clear Channel Communications, Inc. company
guaranty sr. notes 9s, 2021	60,000	53,400

Clear Channel Communications, Inc. sr. unsec. notes 5 1/2s, 2014	115,000	103,500

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2020	155,000	151,513

Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017	85,000	91,588

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	90,000	93,375

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	130,000	126,425

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	40,000	46,579

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	200,000	235,250

DR Horton, Inc. company guaranty sr. unsec.
unsub. notes 4 3/8s, 2022	40,000	39,750

46	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Entercom Radio, LLC company guaranty sr. unsec.
sub. notes 10 1/2s, 2019		$130,000	$141,700

Expedia, Inc. company guaranty sr. unsec.
unsub. notes 5.95s, 2020		350,000	386,042

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		305,000	327,113

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		180,000	203,850

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		140,000	168,000

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		285,000	357,861

Ford Motor Credit Co., LLC sr. unsec. notes 4 1/4s, 2022		955,000	978,645

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		220,000	238,425

Gray Television, Inc. 144A company guaranty sr. unsec.
notes 7 1/2s, 2020		70,000	69,650

Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	146,915

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$150,000	162,750

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		105,000	114,450

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	407,403

Host Hotels & Resorts LP company guaranty sr. unsec.
unsub. notes 4 3/4s, 2023 R		30,000	31,200

Interactive Data Corp. company guaranty sr. unsec.
notes 10 1/4s, 2018		230,000	257,600

Isle of Capri Casinos, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		105,000	112,875

Isle of Capri Casinos, Inc. 144A company
guaranty sr. sub. notes 8 7/8s, 2020		70,000	73,850

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,946

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$160,000	182,000

K Hovnanian Enterprises, Inc. 144A company
guaranty notes 9 1/8s, 2020		30,000	30,150

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		65,000	66,300

KB Home company guaranty sr. unsec. unsub. notes
7 1/2s, 2022		10,000	10,650

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		50,000	55,250

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		45,000	47,925

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		60,000	62,700

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 5 3/4s, 2023		115,000	115,000

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		30,000	30,975

Liberty Interactive, LLC debs. 8 1/4s, 2030		120,000	126,600

Limited Brands, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2021		90,000	102,375

Limited Brands, Inc. sr. notes 5 5/8s, 2022		45,000	48,319

M/I Homes, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		165,000	178,406

Dynamic Asset Allocation Conservative Fund	47

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	$110,000	$128,439

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5 1/8s, 2042	190,000	207,135

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 3 7/8s, 2022	85,000	91,435

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	350,000	358,276

Mashantucket Western Pequot Tribe 144A bonds Ser. A,
8 1/2s, 2015 (In default) †	175,000	15,750

Masonite International Corp., 144A company
guaranty sr. notes 8 1/4s, 2021 (Canada)	120,000	126,600

MGM Resorts International company guaranty sr. notes 9s, 2020	20,000	22,325

MGM Resorts International company guaranty sr. unsec.
notes 6 7/8s, 2016	75,000	78,375

MGM Resorts International company guaranty sr. unsec.
notes 6 5/8s, 2015	90,000	96,300

MGM Resorts International company guaranty sr. unsec.
unsub. notes 7 3/4s, 2022	60,000	62,550

MGM Resorts International sr. notes 10 3/8s, 2014	20,000	22,500

MGM Resorts International 144A company guaranty sr. unsec.
notes 8 5/8s, 2019	65,000	70,850

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	70,000	70,000

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	80,000	83,808

Michaels Stores, Inc. sr. unsec. notes company
guaranty 7 3/4s, 2018	10,000	10,725

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡	272,706	287,023

Navistar International Corp. sr. notes 8 1/4s, 2021	234,000	222,300

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	80,000	81,600

News America Holdings, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	300,000	386,291

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	486,475

Nielsen Finance, LLC/Nielsen Finance Co. company
guaranty sr. unsec. notes 7 3/4s, 2018 (Netherlands)	60,000	67,650

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec.
notes 4 1/2s, 2020 (Netherlands)	50,000	49,625

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	110,000	121,550

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	80,000	85,200

Owens Corning company guaranty sr. unsec. notes 9s, 2019	235,000	295,513

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019	25,000	28,000

Penske Automotive Group, Inc. 144A company
guaranty sr. sub. notes 5 3/4s, 2022	85,000	87,125

PETCO Animal Supplies, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	55,000	60,500

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2017	30,000	32,775

Pulte Group, Inc. company guaranty sr. unsec. notes 7 5/8s, 2017	95,000	109,250

Pulte Group, Inc. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2032	160,000	166,400

48	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
QVC Inc. 144A sr. notes 7 3/8s, 2020	$115,000	$127,851

Realogy Corp. company guaranty sr. unsec. notes 10 1/2s, 2014	45,000	46,800

Realogy Corp. company guaranty sr. unsec.
sub. notes 12 3/8s, 2015	55,000	56,650

Realogy Corp. company guaranty sr. unsec.
unsub. notes 11 1/2s, 2017	170,000	182,325

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	27,125

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,563

Regal Entertainment Group company guaranty sr. unsec.
notes 9 1/8s, 2018	130,000	145,275

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 9 1/2s, 2019	80,000	85,400

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	145,000

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	140,000	138,950

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	40,000	39,700

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	238,525

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	98,088

Schaeffler Finance BV 144A company
guaranty sr. notes 8 1/2s, 2019 (Germany)	215,000	239,188

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec.
unsub. notes 6 5/8s, 2020	85,000	91,588

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	46,000	50,255

Sears Holdings Corp. company guaranty 6 5/8s, 2018	50,000	46,625

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	40,000	40,100

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	24,813

Spectrum Brands Holdings, Inc. company
guaranty sr. notes 9 1/2s, 2018	115,000	129,663

Spectrum Brands Holdings, Inc. 144A company
guaranty sr. notes 9 1/2s, 2018	45,000	50,738

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020	85,000	87,763

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A notes 8 5/8s, 2016	40,000	42,900

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	30,000	31,950

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	150,000	159,750

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	115,000	162,014

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	565,000	648,487

Time Warner, Inc. debs. 9.15s, 2023	105,000	150,406

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	460,000	495,145

Toys R Us — Delaware, Inc. 144A company
guaranty sr. notes 7 3/8s, 2016	50,000	50,875

Toys R Us Property Co., LLC company guaranty sr. unsec.
notes 10 3/4s, 2017	215,000	234,350

Toys R Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017	30,000	30,563

Travelport, LLC company guaranty sr. unsec.
sub. notes 11 7/8s, 2016	35,000	13,213

Dynamic Asset Allocation Conservative Fund	49

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Travelport, LLC company guaranty sr. unsec.
unsub. notes 9 7/8s, 2014		$75,000	$60,000

Travelport, LLC 144A sr. notes 6.362s, 2016 ‡‡		26,000	19,760

Travelport, LLC/Travelport, Inc. company
guaranty sr. unsec. notes 9s, 2016		64,000	45,760

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	55,000	74,432

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		$120,000	127,800

Univision Communications, Inc. 144A company
guaranty sr. unsec. notes 8 1/2s, 2021		185,000	187,775

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037		198,000	283,664

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040		120,000	145,516

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040		655,000	784,474

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021		120,000	125,913

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041		50,000	57,477

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		20,000	22,250

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		160,000	176,800

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec.
notes 10 1/4s, 2016 ‡‡		80,000	82,800

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		125,000	135,000

			21,175,885
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018		63,000	90,235

Altria Group, Inc. company guaranty sr. unsec.
unsub. notes 2.85s, 2022		500,000	496,293

Anheuser-Busch InBev Worldwide, Inc. company
guaranty unsec. unsub. notes 5 3/8s, 2020		450,000	558,752

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020		30,000	34,275

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 5/8s, 2018		50,000	55,500

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		25,000	27,219

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016		65,000	66,869

Bunge Ltd., Finance Corp. company guaranty sr. unsec.
notes 8 1/2s, 2019		10,000	12,670

Bunge Ltd., Finance Corp. company guaranty unsec.
unsub. notes 4.1s, 2016		90,000	96,087

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		140,000	162,400

Carrols Restaurant Group, Inc. 144A company
guaranty sr. notes 11 1/4s, 2018		30,000	32,700

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		135,557	147,757

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		75,000	69,000

Claire’s Stores, Inc. 144A company guaranty sr. unsec.
notes 9 5/8s, 2015		107,912	97,930

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		165,000	170,775

50	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Consumer staples cont.
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		$130,000	$148,850

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 6s, 2022		45,000	51,188

Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 4 5/8s, 2023		25,000	25,375

Corrections Corporation of America company
guaranty sr. notes 7 3/4s, 2017		140,000	149,800

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	251,750

Dave & Buster’s, Inc. company guaranty sr. unsec.
unsub. notes 11s, 2018		110,000	124,300

Dean Foods Co. company guaranty sr. unsec.
unsub. notes 9 3/4s, 2018		50,000	57,000

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		115,000	124,200

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		55,000	56,375

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)		5,000	4,449

Delhaize Group company guaranty sr. unsec. notes
4 1/8s, 2019 (Belgium)		80,000	77,281

Delhaize Group company guaranty sr. unsec.
unsub. bonds 5 7/8s, 2014 (Belgium)		370,000	388,732

Diageo Capital PLC company guaranty sr. unsec.
unsub. notes 5 3/4s, 2017 (United Kingdom)		235,000	286,882

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022		135,000	193,600

DineEquity, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018		145,000	163,488

Dole Food Co. sr. notes 13 7/8s, 2014		21,000	23,625

Dole Food Co. 144A sr. notes 8s, 2016		35,000	36,619

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		190,000	212,800

General Mills, Inc. sr. unsec. notes 5.65s, 2019		200,000	243,471

Hertz Corp. (The) company guaranty sr. unsec. notes 7 1/2s, 2018		75,000	81,000

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	70,000	96,979

JBS USA, LLC/JBS USA Finance, Inc. company
guaranty sr. unsec. notes 11 5/8s, 2014		$40,000	44,900

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 8 1/4s, 2020		35,000	34,913

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec.
notes 7 1/4s, 2021		140,000	130,200

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/2s, 2040		350,000	477,084

Kraft Foods Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5s, 2042		65,000	72,513

Landry’s Acquisition Co. 144A sr. unsec. notes 9 3/8s, 2020		60,000	63,000

Libbey Glass, Inc. 144A company guaranty sr. notes
6 7/8s, 2020		60,000	64,500

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		300,000	425,782

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Consumer staples cont.
McDonald’s Corp. sr. unsec. notes 5.7s, 2039	$270,000	$363,339

Michael Foods, Inc. company guaranty sr. unsec.
notes 9 3/4s, 2018	95,000	105,925

Molson Coors Brewing Co. company guaranty sr. unsec.
unsub. notes 5s, 2042	280,000	312,823

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	82,000	111,169

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022	40,000	42,500

Prestige Brands, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2018	250,000	275,000

Revlon Consumer Products Corp. company
guaranty notes 9 3/4s, 2015	375,000	396,563

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	105,000	107,888

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017	237,000	243,814

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2020	115,000	117,875

Service Corporation International sr. notes 7s, 2019	90,000	99,450

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	80,000	83,000

Stewart Enterprises, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2019	80,000	86,000

Tyson Foods, Inc. company guaranty sr. unsec.
unsub. notes 6.85s, 2016	470,000	539,325

UR Financing Escrow Corp. 144A company
guaranty notes 5 3/4s, 2018	30,000	31,688

UR Financing Escrow Corp. 144A sr. unsec. notes 7 5/8s, 2022	45,000	49,275

UR Merger Sub Corp. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	165,000	186,038

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	123,600

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020	30,000	32,250

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	295,000	331,162

		9,867,802
Energy (3.0%)
Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	40,000	41,900

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022	35,000	37,013

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	35,000	29,050

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019	70,000	59,150

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	75,000	80,625

Anadarko Finance Co. company guaranty sr. unsec.
unsub. notes Ser. B, 7 1/2s, 2031	450,000	602,528

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	60,000	69,754

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	231,763

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	265,000	284,860

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020	10,000	8,400

52	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Arch Coal, Inc. company guaranty sr. unsec.
unsub. notes 7s, 2019	$95,000	$79,800

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
144A company guaranty sr. notes 6 5/8s, 2020	35,000	35,613

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s,
2015 (In default) †	60,000	11,400

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	53,500

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017	85,000	90,950

BP Capital Markets PLC company guaranty sr. unsec.
unsub. notes 3.2s, 2016 (United Kingdom)	570,000	611,507

Canadian Natural Resources, Ltd. sr. unsec.
unsub. notes 5.7s, 2017 (Canada)	520,000	618,027

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
notes 8 5/8s, 2018	185,000	198,413

Carrizo Oil & Gas, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	30,000	30,675

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s, 2042
(Canada)	540,000	560,877

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 9 7/8s, 2020	155,000	175,150

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2021	35,000	37,800

Chesapeake Energy Corp. company guaranty sr. unsec.
unsub. notes 6.775s, 2019	25,000	25,063

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019	110,000	105,600

Concho Resources, Inc. company guaranty sr. unsec.
notes 6 1/2s, 2022	110,000	121,000

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	30,000	31,350

Concho Resources, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2022	50,000	52,125

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	47,300

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020	380,000	398,050

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017	20,000	20,900

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	100,000	104,250

Continental Resources, Inc. 144A company
guaranty sr. unsec. unsub. notes 5s, 2022	85,000	88,825

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	246,100

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	35,000	34,825

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 8 1/4s, 2020	109,000	122,625

Denbury Resources, Inc. company guaranty sr. unsec.
sub. notes 6 3/8s, 2021	15,000	16,275

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
EXCO Resources, Inc. company guaranty sr. unsec.
notes 7 1/2s, 2018	$235,000	$218,550

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 9 1/8s, 2017	60,000	64,350

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec.
notes 6 1/2s, 2021	55,000	53,213

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	145,500

FTS International Services, LLC/FTS International
Bonds, Inc. 144A company guaranty sr. unsec.
unsub. notes 8 1/8s, 2018	95,000	101,175

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 8.146s, 2018 (Russia)	288,000	352,331

Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 6.51s, 2022 (Russia)	438,000	514,869

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,200,000	1,342,368

Goodrich Petroleum Corp. company guaranty sr. unsec.
unsub. notes 8 7/8s, 2019	180,000	174,150

Hercules Offshore, Inc. 144A company
guaranty sr. notes 7 1/8s, 2017	10,000	10,400

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	105,375

Hiland Partners LP / Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	45,000	46,800

Kerr-McGee Corp. company guaranty sr. unsec.
unsub. notes 7 7/8s, 2031	40,000	53,702

Key Energy Services, Inc. company guaranty unsec.
unsub. notes 6 3/4s, 2021	100,000	101,500

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021	25,000	25,250

Kodiak Oil & Gas Corp. sr. unsec. notes company
guaranty Ser. REGS, 8 1/8s, 2019	20,000	21,200

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019	170,000	180,200

Laredo Petroleum, Inc. company guaranty sr. unsec.
notes 7 3/8s, 2022	35,000	37,800

Laredo Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2019	160,000	181,200

Lone Pine Resources Canada Ltd. company guaranty sec.
notes Ser. REGS, 10 3/8s, 2017 (Canada)	14,000	12,880

Lone Pine Resources Canada, Ltd. 144A company
guaranty sr. notes 10 3/8s, 2017 (Canada)	45,000	41,400

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	153,130

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 1/2s, 2021 (Canada)	50,000	53,500

MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (Canada)	35,000	37,363

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	130,000	92,300

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	100,125

Noble Holding International, Ltd. company
guaranty sr. unsec. notes 6.05s, 2041	285,000	331,407

54	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	$110,000	$113,300

Oasis Petroleum, Inc. company guaranty sr. unsec.
notes 6 7/8s, 2023	60,000	63,525

Offshore Group Investment, Ltd. company
guaranty sr. notes 11 1/2s, 2015 (Cayman Islands)	245,000	270,725

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018	255,000	277,950

Peabody Energy Corp. company guaranty sr. unsec.
notes 7 3/8s, 2016	160,000	181,200

Peabody Energy Corp. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2020	20,000	20,450

Peabody Energy Corp. 144A sr. unsec. notes 6s, 2018	80,000	80,000

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS,
8 5/8s, 2020 (Canada)	30,000	31,200

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	170,000	176,800

Petrohawk Energy Corp. company guaranty sr. unsec.
notes 7 1/4s, 2018	335,000	380,588

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014
(Venezuela)	1,465,000	1,323,950

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 6 3/4s, 2022	165,000	167,475

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	190,000	191,900

Range Resources Corp. company
guaranty sr. sub. notes 6 3/4s, 2020	85,000	93,500

Range Resources Corp. company guaranty sr. unsec.
sub. notes 5s, 2022	40,000	42,200

Rosetta Resources, Inc. company guaranty sr. unsec.
notes 9 1/2s, 2018	145,000	160,225

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	178,200

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	225,000	231,750

SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2021	50,000	51,500

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	90,000	94,500

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	625,375

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	52,750

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	47,700

SM Energy Co. 144A sr. notes 6 1/2s, 2023	20,000	21,050

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	281,785

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	170,000	210,959

Suburban Propane Partners LP/Suburban Energy Finance Corp.
144A sr. unsec. notes 7 3/8s, 2021	77,000	82,198

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s, 2019 (Canada)	20,000	21,600

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	60,000	62,100

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021	60,000	61,950

Weatherford Bermuda company guaranty sr. unsec.
notes 9 7/8s, 2039	270,000	390,820

Dynamic Asset Allocation Conservative Fund	55

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Energy cont.
Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	$90,000	$98,513

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	116,427

Whiting Petroleum Corp. company guaranty 7s, 2014	85,000	90,525

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	11,512

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	39,334

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	37,625

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	135,000	145,800

		16,444,042
Financials (5.6%)
Abbey National Treasury Service bank guaranty sr. unsec.
unsub. notes FRN 2.028s, 2014 (United Kingdom)	255,000	253,085

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s, 2017
(Netherlands)	560,000	600,701

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	65,000	61,100

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	421,910

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	174,933

Air Lease Corp. 144A sr. notes 5 5/8s, 2017	90,000	92,025

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	86,527

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8.3s, 2015	115,000	127,363

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 8s, 2020	50,000	58,500

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 7 1/2s, 2020	50,000	57,375

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes 5 1/2s, 2017	35,000	36,488

Ally Financial, Inc. company guaranty sr. unsec.
unsub. notes FRN 2.618s, 2014	114,000	112,576

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	67,500

American Express Co. sr. unsec. notes 8 1/8s, 2019	625,000	845,523

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068	321,000	392,824

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	741,648

American International Group, Inc. sr. unsec.
unsub. notes 4 1/4s, 2014	355,000	374,944

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	282,568

AXA SA 144A jr. unsec. sub. notes FRN 6.463s, 2049 (France)	310,000	284,425

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	315,000	362,425

Bank of America Corp. sr. unsec. unsub notes 5 7/8s, 2042	185,000	215,041

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	615,000	711,254

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	832,833

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	200,000	202,673

Bank of New York Mellon Corp. (The) sr. unsec.
unsub. notes 1.969s, 2017	445,000	459,210

Bank of New York Mellon Corp. (The) 144A sr. unsec.
notes Ser. MTN, 2 1/2s, 2016	65,000	68,094

56	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Barclays Bank PLC jr. unsec. sub. notes FRN 6.278s, 2049
(United Kingdom)	$325,000	$300,625

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	205,000	266,322

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	420,000	451,949

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	57,401

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	169,738

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017
(France)	190,000	190,141

BNP Paribas SA 144A jr. unsec. sub. notes FRN 5.186s, 2049
(France)	261,000	240,120

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	160,729

Capital One Capital III company guaranty jr. unsec.
sub. notes 7.686s, 2036	255,000	258,825

Capital One Capital IV company guaranty jr. unsec.
sub. notes FRN 6.745s, 2037	200,000	201,000

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2020	95,000	103,788

CB Richard Ellis Services, Inc. company guaranty sr. unsec.
sub. notes 11 5/8s, 2017	35,000	39,200

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	93,636

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	81,188

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	95,000	101,888

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017	60,000	64,050

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	97,425

Citigroup, Inc. sub. notes 5s, 2014	180,000	189,850

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	1,151,000	1,318,149

Citigroup, Inc. unsec. sub. notes 6 1/8s, 2036	105,000	114,014

CNO Financial Group, Inc. 144A company
guaranty sr. notes 9s, 2018	115,000	134,263

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019	205,000	199,875

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	393,641

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	150,000	157,875

E*Trade Financial Corp. sr. unsec. unsub. notes 12 1/2s, 2017	10,000	11,363

GATX Financial Corp. notes 5.8s, 2016	130,000	139,233

GE Capital Trust I unsec. sub. bonds FRB 6 3/8s, 2067	1,450,000	1,531,563

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	672,538

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,367,548

Hartford Financial Services Group, Inc. (The) sr. unsec.
unsub. notes 5 1/8s, 2022	160,000	178,897

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	335,000	325,390

Health Care REIT, Inc. sr. unsec. notes 4 1/8s, 2019 R	320,000	341,159

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	318,328

HSBC Finance Capital Trust IX FRN 5.911s, 2035	400,000	393,500

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	359,513

HSBC Holdings PLC sr. unsec. notes 4 7/8s, 2022
(United Kingdom)	365,000	417,300

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Financials cont.
Hub International Ltd. 144A company
guaranty sr. notes 8 1/8s, 2018	$35,000	$35,700

Icahn Enterprises LP/Icahn Enterprises Finance Corp.
company guaranty sr. unsec. notes 8s, 2018	195,000	209,138

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	43,100

International Lease Finance Corp. sr. unsec.
unsub. notes 5 7/8s, 2022	110,000	113,575

International Lease Finance Corp. sr. unsec.
unsub. notes 4 7/8s, 2015	250,000	258,750

iStar Financial, Inc. sr. unsec. unsub. notes 9s, 2017 R	80,000	85,800

JPMorgan Chase & Co. sr. notes 6s, 2018	336,000	400,601

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	139,723

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s, 2015
(Australia)	160,000	162,339

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	236,000	282,755

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	454,300

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	49,050

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	60,000	64,500

National Money Mart Co. company guaranty sr. unsec.
unsub. notes 10 3/8s, 2016 (Canada)	50,000	55,875

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	25,000	27,313

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	449,761

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 7/8s, 2022	65,000	69,550

Neuberger Berman Group LLC/Neuberger Berman Finance Corp.
144A sr. notes 5 5/8s, 2020	45,000	47,700

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	25,000	24,875

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	55,000	54,588

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,177,821

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	135,000	154,913

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	74,988

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	285,814

Progressive Corp. (The) jr. unsec. sub. notes FRN 6.7s, 2037	190,000	205,200

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/4s, 2017	20,000	21,500

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	113,300

Prudential Covered Trust 2012-1 144A company guaranty mtge.
notes 2.997s, 2015	255,000	264,925

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	245,000	296,450

Rayonier, Inc. company guaranty sr. unsec.
unsub. notes 3 3/4s, 2022 R	105,000	108,677

Residential Capital LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	185,000	185,463

58	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount		Value

Financials cont.
Royal Bank of Scotland PLC (The) bank guaranty sr. unsec.
unsub. notes 3.95s, 2015 (United Kingdom)		$365,000	$386,975

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		100,000	105,810

Santander Holdings USA, Inc. sr. unsec.
unsub. notes 4 5/8s, 2016		93,000	97,428

Santander Issuances S.A. Unipersonal 144A bank
guaranty unsec. sub. notes 5.911s, 2016 (Spain)		300,000	295,500

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		300,000	315,000

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R		155,000	162,739

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		7,000	8,019

SLM Corp. sr. notes Ser. MTN, 8s, 2020		155,000	179,025

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		110,000	128,834

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		180,000	190,221

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		600,000	637,740

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6 7/8s, 2018 (Russia)		1,887,000	2,030,978

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017		500,000	602,961

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		60,000	71,915

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		155,000	164,196

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		80,000	91,283

Westpac Capital Trust III 144A unsec. sub. notes FRN
5.819s, perpetual maturity		230,000	228,684

Willis Group North America, Inc. company guaranty 6.2s, 2017		40,000	45,584

ZFS Finance USA Trust V 144A bonds FRB 6 1/2s, 2037		426,000	440,910

			31,467,415
Health care (1.2%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016		126,000	148,443

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	421,318

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	527,651

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		99,000	135,449

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	84,800

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		120,000	124,350

Capella Healthcare, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2017		115,000	122,619

CDRT Holding Corp. 144A sr. notes 9 1/4s, 2017 ‡‡		115,000	110,975

CHS/Community Health Systems, Inc. company
guaranty sr. notes 5 1/8s, 2018		85,000	88,188

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 8s, 2019		115,000	126,213

CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7 1/8s, 2020		60,000	63,900

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	388,732

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	100,000	138,632

Dynamic Asset Allocation Conservative Fund	59

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Health care cont.
ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)	$130,000	$141,050

Emergency Medical Services Corp. company
guaranty sr. unsec. notes 8 1/8s, 2019	95,000	100,700

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019	130,000	140,075

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	85,000	90,525

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018	110,000	121,550

HCA, Inc. sr. notes 6 1/2s, 2020	320,000	355,200

HCA, Inc. sr. unsec. notes 7 1/2s, 2022	30,000	33,900

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	175,000	182,875

Hologic, Inc. 144A company guaranty sr. unsec.
notes 6 1/4s, 2020	25,000	26,500

IASIS Healthcare, LLC/IASIS Capital Corp. company
guaranty sr. unsec. notes 8 3/8s, 2019	155,000	148,025

Jaguar Holding Co. II/ Jaguar Merger Sub, Inc. 144A
sr. unsec. notes 9 1/2s, 2019	110,000	123,475

Kinetics Concept/KCI USA company
guaranty sr. notes Ser. REGS, 12 1/2s, 2019	25,000	23,500

Kinetics Concept/KCI USA 144A company
guaranty notes 10 1/2s, 2018	190,000	200,925

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019	105,000	98,700

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	85,000	93,925

Omega Healthcare Investors, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022 R	65,000	71,825

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 6.95s, 2037	60,000	78,496

Sky Growth Acquisition Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2020	30,000	30,150

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	35,000	36,050

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015	38,449	38,641

Teleflex, Inc. company guaranty sr. unsec.
sub. notes 6 7/8s, 2019	80,000	86,000

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018	34,000	39,270

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	137,500

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019	115,000	129,950

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec.
unsub. notes 3s, 2015 (Curacao)	410,000	435,691

United Surgical Partners International, Inc. sr. unsec.
notes Ser. REGS, 9s, 2020	20,000	21,700

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	410,105

USPI Finance Corp. 144A sr. unsec. notes 9s, 2020	75,000	81,375

Valeant Pharmaceuticals International 144A company
guaranty sr. notes 7s, 2020	35,000	36,838

Valeant Pharmaceuticals International 144A company
guaranty sr. unsec. notes 6 7/8s, 2018	25,000	26,313

60	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A
sr. notes 6 3/4s, 2017	$35,000	$37,275

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016	5,000	3,500

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020 (Canada)	15,000	15,300

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	165,000	169,388

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	135,000	136,648

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	30,000	30,324

WellPoint, Inc. notes 7s, 2019	260,000	324,691

		6,739,225
Technology (1.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020	120,000	121,800

Advanced Micro Devices, Inc. 144A sr. unsec. notes 7 1/2s, 2022	15,000	14,475

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015	75,000	66,563

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	125,000	116,250

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡	235,000	233,825

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	10,000	9,850

Cisco Systems, Inc. company guaranty sr. unsec.
unsub. notes 3.15s, 2017	595,000	652,358

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	365,000	431,966

Epicor Software Corp. company guaranty sr. unsec.
notes 8 5/8s, 2019	115,000	121,325

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 7/8s, 2020	60,000	67,050

Fidelity National Information Services, Inc. company
guaranty sr. unsec. notes 7 5/8s, 2017	20,000	21,900

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021	140,000	145,075

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015	130,330	133,425

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	170,000	169,575

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	97,969

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	83,353

Freescale Semiconductor, Inc. 144A company
guaranty sr. notes 9 1/4s, 2018	245,000	266,438

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	133,259

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	208,512

Honeywell International, Inc. sr. unsec.
unsub. notes 5 3/8s, 2041	255,000	333,829

Honeywell International, Inc. sr. unsec.
unsub. notes 4 1/4s, 2021	150,000	176,426

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	657,045

Infor (US), Inc. sr. unsec. notes Ser. REGS, 9 3/8s, 2019	10,000	11,100

Infor (US), Inc. 144A sr. notes 11 1/2s, 2018	50,000	57,000

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019	55,000	61,050

Iron Mountain, Inc. company guaranty sr. sub. notes 7 3/4s, 2019	45,000	50,625

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020	25,000	26,563

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	119,000	89,250

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	555,774

Dynamic Asset Allocation Conservative Fund	61

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Technology cont.
Nortel Networks, Ltd. company guaranty sr. unsec.
notes 10 3/4s, 2016 (Canada) (In default) †	$5,000	$5,550

NXP BV/NXP Funding, LLC 144A company
guaranty sr. notes 9 3/4s, 2018 (Netherlands)	195,000	224,250

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	395,453

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	433,609

Seagate HDD Cayman company guaranty sr. unsec.
unsub. notes 7 3/4s, 2018 (Cayman Islands)	75,000	82,875

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	179,025

Syniverse Holdings, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2019	110,000	118,250

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	230,000	287,621

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	186,931

		7,027,194
Transportation (0.5%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)	185,000	194,250

Air Medical Group Holdings, Inc. company
guaranty sr. notes 9 1/4s, 2018	230,000	252,425

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	65,000	78,378

Burlington Northern Santa Fe, LLC sr. unsec.
unsub. notes 5 3/4s, 2040	300,000	374,758

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	470,000	510,784

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	139,619	159,515

FedEx Corp. company guaranty sr. unsec.
unsub. notes 2 5/8s, 2022	75,000	74,792

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	371,764	383,475

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	335,000	339,601

Swift Services Holdings, Inc. company
guaranty sr. notes 10s, 2018	200,000	216,500

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	107,171

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	102,342	106,947

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	70,000	46,900

		2,845,496
Utilities and power (2.2%)
AES Corp. (The) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	228,000

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	150,000	173,250

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	145,804

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	284,002

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	65,351

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	73,624

Beaver Valley Funding Corp. sr. bonds 9s, 2017	308,000	316,415

Boardwalk Pipelines LP company guaranty sr. unsec.
notes 5 7/8s, 2016	288,000	325,082

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	75,000	82,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017	175,000	186,813

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	25,000	29,278

62	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Utilities and power cont.
Commonwealth Edison Co. 1st mtge. 5.9s, 2036	$208,000	$272,844

Consolidated Edison Co. of New York sr. unsec.
unsub. notes 4.2s, 2042	205,000	225,398

Dolphin Subsidiary II, Inc. 144A sr. unsec. notes 6 1/2s, 2016	145,000	159,138

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
2.662s, 2066	853,000	775,693

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	450,502

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s,
2019 (In default) †	200,000	113,000

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	40,000	20,800

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	20,000	11,000

Edison Mission Energy sr. unsec. notes 7.2s, 2019	135,000	69,525

Edison Mission Energy sr. unsec. notes 7s, 2017	5,000	2,588

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	240,976

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	40,762

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	70,000	92,911

Electricite de France SA (EDF) 144A notes 6 1/2s, 2019 (France)	245,000	299,704

Energy Future Holdings Corp. company
guaranty sr. notes 10s, 2020	75,000	82,688

Energy Future Intermediate Holding Co., LLC/EFIH
Finance, Inc. sr. notes 10s, 2020	107,000	120,375

Energy Transfer Equity LP company guaranty sr. unsec.
notes 7 1/2s, 2020	140,000	158,900

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	161,995

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	133,613

Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. notes 4.85s, 2042	375,000	386,038

EP Energy, LLC/EP Energy Finance, Inc. 144A
sr. notes 6 7/8s, 2019	40,000	42,800

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec.
notes 9 3/8s, 2020	185,000	201,650

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A
company guaranty sr. unsec. notes 7 3/4s, 2022	30,000	30,600

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	170,000	188,700

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	65,000	72,313

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	327,615

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	266,903

Kansas Gas and Electric Co. bonds 5.647s, 2021	62,078	67,921

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	376,788

MidAmerican Funding, LLC sr. sec. bonds 6.927s, 2029	430,000	573,166

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	310,000	404,879

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	40,000	45,600

NiSource Finance Corp. company guaranty sr. unsec.
notes 6 1/8s, 2022	130,000	159,652

NRG Energy, Inc. company guaranty sr. unsec. notes 7 7/8s, 2021	265,000	288,188

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	125,000	144,445

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	153,000	201,087

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	985,000	1,116,573

Dynamic Asset Allocation Conservative Fund	63

CORPORATE BONDS AND NOTES (24.8%)* cont.	Principal amount	Value

Utilities and power cont.
PPL Capital Funding, Inc. company guaranty sr. unsec.
unsub. notes 4.2s, 2022	$465,000	$492,461

PSEG Power, LLC company guaranty sr. unsec. notes 5.32s, 2016	90,000	102,350

Public Service Electric & Gas Co. sr. notes Ser. MTN,
5 1/2s, 2040	215,000	282,044

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	337,000	360,590

Regency Energy Partners company guaranty sr. unsec.
unsub. notes 5 1/2s, 2023	70,000	70,525

Teco Finance, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015	5,000	5,653

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty notes 15s, 2021	135,000	49,950

Texas Competitive/Texas Competitive Electric
Holdings Co., LLC company guaranty sr. unsec.
notes 10 1/2s, 2016 ‡‡	374,689	88,052

Texas Competitive/Texas Competitive Electric Holdings Co.,
LLC 144A company guaranty sr. notes 11 1/2s, 2020	110,000	86,075

Trans-Canada Pipelines, Ltd. jr. unsec. sub. notes FRN
6.35s, 2067 (Canada)	155,000	165,746

Union Electric Co. sr. notes 6.4s, 2017	265,000	325,576

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	53,250

		12,319,721

Total corporate bonds and notes (cost $124,950,443)		$138,253,687

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.0%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.1%)
Government National Mortgage Association Pass-Through
Certificates 3s, TBA, October 1, 2042	$11,000,000	$11,783,750

		11,783,750
U.S. Government Agency Mortgage Obligations (17.9%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3s, TBA, October 1, 2042	1,000,000	1,054,219

Federal National Mortgage Association
Pass-Through Certificates
7s, March 1, 2018	134,498	148,861
5s, TBA, October 1, 2042	39,000,000	42,546,563
4s, TBA, October 1, 2042	29,000,000	31,249,765
3 1/2s, TBA, October 1, 2027	19,000,000	20,217,188
3s, TBA, November 1, 2042	2,000,000	2,105,781
3s, TBA, October 1, 2042	2,000,000	2,111,094

		99,433,471

Total U.S. government and agency mortgage obligations (cost $110,632,926)		$111,217,221

MORTGAGE-BACKED SECURITIES (5.7%)*	Principal amount	Value

Adjustable Rate Mortgage Trust FRB Ser. 06-2, 5.37s, 2036	$1,291,000	$999,725

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047	1,386,864	166,424

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047	602,401	84,336

64	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Banc of America Commercial Mortgage, Inc. Ser. 06-5,
Class A2, 5.317s, 2047	$1,774,251	$1,776,470

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 1.038s, 2042	4,587,701	49,864
Ser. 04-5, Class XC, IO, 0.877s, 2041	6,213,226	81,039
Ser. 07-5, Class XW, IO, 0.555s, 2051	16,632,109	216,750
Ser. 05-1, Class XW, IO, 0.073s, 2042	15,587,505	5,393

Banc of America Funding Corp. FRB Ser. 06-A, Class 3A1,
2.942s, 2036	899,556	602,702

Barclays Capital, LLC Trust FRB Ser. 07-AA1, Class 2A1,
0.397s, 2037	798,487	542,971

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.769s, 2046	3,384,847	143,856
Ser. 09-RR7, Class 2A7, IO, 1.589s, 2047	8,133,124	338,338
Ser. 09-RR7, Class 2A1, IO, 3/4s, 2047	7,449,259	189,956
Ser. 09-RR7, Class 1A1, IO, 3/4s, 2046	7,445,265	189,854

Bear Stearns Adjustable Rate Mortgage Trust FRB Ser. 05-10,
Class A3, 2.648s, 2035	370,292	342,521

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.089s, 2050	377,000	301,600
Ser. 04-PR3I, Class X1, IO, 1.155s, 2041	3,495,280	44,390

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class X1, IO, 0.215s, 2038	9,146,086	160,057

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,294,233	33,909
Ser. 07-AR5, Class 1X2, IO, 1/2s, 2047	817,177	17,406
Ser. 06-AR5, Class 1X, IO, 1/2s, 2046	1,714,606	32,578
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	916,019	12,916

Chase Mortgage Finance Corp. FRB Ser. 05-A2, Class 1A5,
2.782s, 2036	294,882	246,964

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.157s, 2049	67,972,885	948,222

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.584s, 2036	378,458	344,396

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-C8, Class XS, IO, 0.213s, 2046	34,745,226	413,887

Countrywide Home Loans
Ser. 06-9, Class A2, 6s, 2036	240,355	207,907
Ser. 06-6, Class 06-6, 6s, 2036	1,466,614	1,308,586
Ser. 07-3, Class A30, 5 3/4s, 2037	405,168	352,353

Credit Suisse Mortgage Capital Certificates Ser. 06-C5,
Class AX, IO, 0.21s, 2039	14,238,789	195,071

CS First Boston Mortgage Securities Corp. Ser. 05-C5,
Class AJ, 5.1s, 2038	91,000	95,700

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.904s, 2038	9,063,612	38,004

Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 24.905s, 2037	292,508	471,909
IFB Ser. 2979, Class AS, 23.464s, 2034	48,365	64,860
IFB Ser. 3072, Class SB, 22.841s, 2035	444,674	706,964
IFB Ser. 3249, Class PS, 21.547s, 2036	436,678	669,822

Dynamic Asset Allocation Conservative Fund	65

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Federal Home Loan Mortgage Corp.
IFB Ser. 3065, Class DC, 19.198s, 2035	$307,504	$478,959
IFB Ser. 2990, Class LB, 16.381s, 2034	349,637	490,607
IFB Ser. 3708, Class SQ, IO, 6.329s, 2040	1,369,350	182,069
IFB Ser. 3934, Class SA, IO, 6.179s, 2041	2,714,023	429,657
IFB Ser. 4105, Class LS, IO, 5.9s, 2041	488,000	102,382
Ser. 3747, Class HI, IO, 4 1/2s, 2037	128,098	10,201
Ser. 3751, Class MI, IO, 4s, 2034	2,306,696	39,260
Ser. 3391, PO, zero %, 2037	34,337	31,336
Ser. 3300, PO, zero %, 2037	261,440	244,630
Ser. 3206, Class EO, PO, zero %, 2036	22,872	21,468
FRB Ser. 3326, Class WF, zero %, 2035	30,769	27,692

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.601s, 2036	133,104	244,813
IFB Ser. 06-8, Class HP, 23.773s, 2036	278,722	472,771
IFB Ser. 05-45, Class DA, 23.626s, 2035	489,642	819,304
IFB Ser. 05-75, Class GS, 19.601s, 2035	198,795	293,835
IFB Ser. 05-106, Class JC, 19.453s, 2035	101,690	162,386
IFB Ser. 05-83, Class QP, 16.831s, 2034	65,188	91,901
IFB Ser. 12-113, Class CS, IO, 5.9s, 2041	717,000	143,357
Ser. 07-64, Class LO, PO, zero %, 2037	163,555	153,138
Ser. 07-14, Class KO, PO, zero %, 2037	99,117	92,531
Ser. 06-125, Class OX, PO, zero %, 2037	14,543	14,030
Ser. 06-84, Class OT, PO, zero %, 2036	15,917	15,134

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.068s, 2020	534,384	11,356

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.832s, 2033	271,808	35

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.275s, 2045	162,503,995	665,808

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.763s, 2043	11,110,854	149,419

Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	2,027,028	228,426
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	3,044,789	196,298
Ser. 06-36, Class OD, PO, zero %, 2036	10,356	9,679
Ser. 99-31, Class MP, PO, zero %, 2029	11,708	11,080

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	917,122	34,667

Greenwich Capital Commercial Funding Corp. 144A
Ser. 05-GG3, Class XC, IO, 1.043s, 2042	17,301,143	287,078

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	151,135	155,703
Ser. 06-GG6, Class XC, IO, 0.148s, 2038	18,494,393	33,678

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.397s, 2037	3,185,025	2,022,435

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	857,000	876,531
Ser. 06-LDP8, Class X, IO, 0.73s, 2045	11,589,613	197,626

66	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 05-CB12, Class X1, IO, 0.486s, 2037	$7,604,841	$67,029
Ser. 06-LDP6, Class X1, IO, 0.091s, 2043	15,054,878	52,587

JPMorgan Mortgage Trust FRB Ser. 06-A2, Class 1A3,
2.889s, 2036	680,085	543,643

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	136,004	138,724
Ser. 99-C1, Class G, 6.41s, 2031	145,590	145,590
Ser. 98-C4, Class H, 5.6s, 2035	215,000	234,276

LB-UBS Commercial Mortgage Trust Ser. 06-C7, Class A2,
5.3s, 2038	211,879	211,879

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.502s, 2040	23,595,672	173,829
Ser. 06-C7, Class XCL, IO, 0.331s, 2038	14,383,102	202,126
Ser. 05-C7, Class XCL, IO, 0.153s, 2040	24,111,595	145,586

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	952,177	28,565

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.408s, 2028	4,485	6

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.042s, 2050	199,000	213,879
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,898,211

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.034s, 2039	7,855,355	96,150
Ser. 05-MCP1, Class XC, IO, 0.252s, 2043	10,687,037	125,412

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.391s, 2045	1,994,125	150,955
Ser. 05-C3, Class X, IO, 6.146s, 2044	526,134	38,303
Ser. 07-C5, Class X, IO, 5.231s, 2049	441,339	32,747

Nomura Asset Securities Corp. 144A Ser. 98-D6, Class B1, 6s, 2030	428,000	449,935

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	1,776,404	65,549
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	609,585	13,106
Ser. 06-AR8, Class X, IO, 0.4s, 2036	2,706,124	36,262

TIAA Seasoned Commercial Mortgage Trust FRB Ser. 07-C4,
Class AJ, 5.585s, 2039	211,000	226,857

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.199s, 2045	281,000	261,611
Ser. 07-C30, Class A3, 5.246s, 2043	213,809	216,300

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.506s, 2042	19,351,834	135,463
Ser. 06-C26, Class XC, IO, 0.092s, 2045	7,244,791	16,373

WAMU Commercial Mortgage Securities Trust 144A Ser. 05-C1A,
Class G, 5.72s, 2036	44,000	38,280

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR1, Class 2A1B, 1.218s, 2046	218,881	186,049
FRB Ser. 06-AR15, Class 1A, 0.988s, 2046	246,239	187,142
FRB Ser. 07-OA6, Class 1A, 0.958s, 2047	516,221	387,165
FRB Ser. 05-AR9, Class A1C3, 0.697s, 2045	376,914	309,069
FRB Ser. 05-AR15, Class A1A2, 0.497s, 2045	292,878	241,624

Dynamic Asset Allocation Conservative Fund	67

MORTGAGE-BACKED SECURITIES (5.7%)* cont.	Principal amount	Value

Wells Fargo Mortgage Backed Securities Trust
Ser. 07-8, Class 2A8, 6s, 2037	$173,131	$172,265
Ser. 05-9, Class 2A9, 5 1/4s, 2035	175,000	181,316
FRB Ser. 06-AR2, Class 2A1, 2.617s, 2036	409,360	391,450
FRB Ser. 06-AR10, Class 5A3, 2.614s, 2036	374,489	319,488
FRB Ser. 06-AR13, Class A4, 2.613s, 2036	1,590,689	1,320,272

Total mortgage-backed securities (cost $27,362,137)		$31,494,053

FOREIGN GOVERNMENT AND AGENCY

BONDS AND NOTES (1.4%)*	Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017	$155,000	$131,750

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013	965,000	960,175

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015	3,015,000	2,751,188

Indonesia (Republic of) 144A notes 5 1/4s, 2042	520,000	592,150

Indonesia (Republic of) 144A sr. unsec. notes 4 7/8s, 2021	310,000	354,950

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024	460,000	516,350

Ukraine (Government of ) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s, 2017	200,000	184,000

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013	2,300,000	2,314,950

Total foreign government and agency bonds and notes (cost $7,789,118)		$7,805,513

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)*	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	$1,636,440	$154,901

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 3.49% versus
the three month USD-LIBOR-BBA
maturing September 2026. E	Sep-16/3.49	1,636,440	66,374

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.28% versus
the three month USD-LIBOR-BBA
maturing August 2026. E	Aug-16/4.28	2,499,000	369,602

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	232,865

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	232,865

68	Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit
Suisse International for the right to pay
a fixed rate of 4.28% versus the three
month USD-LIBOR-BBA maturing
August 2026. E	Aug-16/4.28	$2,499,000	$60,471

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.17% versus the
three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	27,014

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.17% versus
the three month USD-LIBOR-BBA
maturing August 2021. E	Aug-16/4.17	2,420,000	27,014

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 4.67% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.67	8,548,000	1,509,577

Option on an interest rate swap with
Credit Suisse International for the right
to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.67	8,548,000	164,224

Option on an interest rate swap
with Citibank, N.A. for the right
to receive a fixed rate of 4.74% versus
the three month USD-LIBOR-BBA
maturing July 2026. E	Jul-16/4.74	4,712,517	855,897

Option on an interest rate swap
with Citibank, N.A. for the right to pay
a fixed rate of 4.74% versus the three
month USD-LIBOR-BBA maturing
July 2026. E	Jul-16/4.74	4,712,517	85,928

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/5.11	19,739,000	128,363

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	2,169,000	264,928

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.72% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.72	2,169,000	16,604

Dynamic Asset Allocation Conservative Fund	69

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Deutsche Bank AG for the right
to receive a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.765	$2,169,000	$269,297

Option on an interest rate swap with
Deutsche Bank AG for the right to pay
a fixed rate of 4.765% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.765	2,169,000	16,250

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	249,118

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	249,115

Option on an interest rate swap with
JPMorgan Chase Bank NA for the right
to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	15,579

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA
maturing May 2021. E	May-16/4.705	2,045,000	15,579

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.8625%
versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	349,000	6,544

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.855%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	349,000	6,265

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	226,000	12,170

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.325% versus
the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	226,000	348

70	Dynamic Asset Allocation Conservative Fund

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.9%)* cont.	strike price	amount	Value

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	$575,000	$38,358

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	575,000	7,303

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.845%
versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	349,000	5,814

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.835%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	349,000	5,322

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	226,000	12,019

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.305% versus
the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	226,000	102

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 1.82%
versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	349,000	4,788

Option on an interest rate swap with
Goldman Sachs International for the
right to receive a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	226,000	11,971

Option on an interest rate swap with
Goldman Sachs International for the
right to pay a fixed rate of 2.28% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	226,000	2

Option on an interest rate swap with
Credit Suisse International for the right
to receive a fixed rate of 2.193% versus
the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	908,000	41,078

Total purchased options outstanding (cost $5,281,986)			$5,163,649

Dynamic Asset Allocation Conservative Fund	71

COMMODITY LINKED NOTES (0.9%)*	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A,
1-month LIBOR less 0.16%, 2013 (Indexed to the DB Custom
Commodity Index: 75% S&P GSCI Gold Index TR and 25% S&P
GSCI Light Energy Index TR multiplied by 3) (United Kingdom)	$1,747,000	$2,372,426

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR
multiplied by 3) (Jersey)	1,747,000	2,373,209

Total commodity linked notes (cost $3,494,000)		$4,745,635

INVESTMENT COMPANIES (0.7%)*	Shares	Value

iShares Russell 2000 Value Index Fund	568	$41,998

SPDR S&P 500 ETF Trust	25,157	3,620,847

Total investment companies (cost $2,169,356)		$3,662,845

SENIOR LOANS (0.4%)* [c]	Principal amount	Value

Ardent Health Services bank term loan FRN Ser. B,
6 1/2s, 2015	$100,128	$100,128

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	31,430	31,761

Caesars Entertainment Operating Co., Inc. bank term loan
FRN Ser. B6, 5.467s, 2018	285,189	258,707

Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	85,000	85,213

Clear Channel Communications, Inc. bank term loan FRN
Ser. A, 3.632s, 2014	44,292	41,590

CNO Financial Group, Inc. bank term loan FRN 6 1/4s, 2016	59,671	59,708

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	62,319	62,138

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	76,205	76,428

Frac Tech International, LLC bank term loan FRN Ser. B,
6 1/4s, 2016	70,248	67,373

Goodman Global, Inc. bank term loan FRN 9s, 2017	73,182	73,731

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	123,948	124,037

Intelsat SA bank term loan FRN 3.221s, 2014 (Luxembourg)	460,000	455,745

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	119,700	121,196

Motor City bank term loan FRN 6s, 2017	136,662	137,516

National Bedding Company, LLC bank term loan FRN Ser. B,
4s, 2013	38,434	38,362

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	120,000	120,505

Springleaf Financial bank term loan FRN Ser. B, 5 1/2s, 2017	175,000	171,194

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.757s, 2017	106,302	72,966

Thomson Learning bank term loan FRN Ser. B, 2.49s, 2014	38,259	36,272

Univision Communications, Inc. bank term loan FRN
4.482s, 2017	64,131	63,436

West Corp. bank term loan FRN Ser. B5, 5 1/2s, 2016	55,362	55,708

Total senior loans (cost $2,245,117)		$2,253,714

72	Dynamic Asset Allocation Conservative Fund

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$326,479

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	7,800	195,858

M/I Homes, Inc. $2.438 pfd. †	2,450	50,005

Total preferred stocks (cost $445,332)		$572,342

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Entertainment Properties Trust Ser. C, $1.438 cum. cv. pfd. R	5,720	$116,316

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	166,601

Lucent Technologies Capital Trust I 7.75% cv. pfd.	87	50,243

United Technologies Corp. $3.75 cv. pfd. †	1,100	61,710

Total convertible preferred stocks (cost $466,866)		$394,870

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec.
notes 2 3/4s, 2031	$70,000	$68,950

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	86,000	79,120

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	24,000	33,240

Meritor, Inc. cv. company guaranty sr. unsec.
notes stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††	144,000	128,790

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	35,000	31,041

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	27,000	28,232

Total convertible bonds and notes (cost $344,916)		$369,373

MUNICIPAL BONDS AND NOTES (-%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$143,145
4.071s, 1/1/14	35,000	36,237

Total municipal bonds and notes (cost $170,000)		$179,382

ASSET-BACKED SECURITIES (-%)*	Principal amount	Value

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.971s, 2032	$82,193	$47,672

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	339,578	33,958

Total asset-backed securities (cost $144,909)		$81,630

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$351

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	6,980

Total warrants (cost $7,016)				$7,331

SHORT-TERM INVESTMENTS (30.8%)*	Principal amount/shares	Value

Straight-A Funding, LLC discounted commercial paper with an
effective yield of 0.178%, October 10, 2012	$10,750,000	$10,749,516

U.S. Treasury Bills with an effective yield of 0.182%,
May 2, 2013 # ##	15,000,000	14,986,695

U.S. Treasury Bills with an effective yield of 0.170%,
May 30, 2013 # ##	5,000,000	4,994,985

Dynamic Asset Allocation Conservative Fund	73

SHORT-TERM INVESTMENTS (30.8%)* cont.	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	548,075	$548,075

Putnam Money Market Liquidity Fund 0.14% L	137,610,237	137,610,237

SSgA Prime Money Market Fund 0.14% P	2,459,171	2,459,171

Total short-term investments (cost $171,345,068)		$171,348,679

TOTAL INVESTMENTS

Total investments (cost $615,184,256)		$669,516,728

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
KRW	South Korean Won

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $556,858,864.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $86,385 and less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

74	Dynamic Asset Allocation Conservative Fund

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

E Extended settlement date on premium.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $272,416,803 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	British Pound	Sell	10/17/12	$2,643,631	$2,597,106	$(46,525)

	Canadian Dollar	Sell	10/17/12	90,500	84,703	(5,797)

	Swedish Krona	Sell	10/17/12	2,993,284	2,922,955	(70,329)

	Swiss Franc	Buy	10/17/12	38,820	38,168	652

Barclays Bank PLC

	Australian Dollar	Buy	10/17/12	825,705	808,887	16,818

	Brazilian Real	Buy	10/17/12	250,099	247,703	2,396

	Brazilian Real	Sell	10/17/12	250,099	249,509	(590)

	British Pound	Buy	10/17/12	834,652	835,892	(1,240)

	British Pound	Sell	10/17/12	834,652	838,457	3,805

	Canadian Dollar	Sell	10/17/12	416,705	421,803	5,098

	Chilean Peso	Sell	10/17/12	2,303	7,126	4,823

	Czech Koruna	Buy	10/17/12	510,401	519,082	(8,681)

	Czech Koruna	Sell	10/17/12	510,401	507,056	(3,345)

	Euro	Sell	10/17/12	348,043	312,262	(35,781)

	Hungarian Forint	Buy	10/17/12	621	628	(7)

Dynamic Asset Allocation Conservative Fund	75

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC cont.

	Hungarian Forint	Sell	10/17/12	$621	$605	$(16)

	Indian Rupee	Buy	10/17/12	141,498	139,893	1,605

	Indian Rupee	Sell	10/17/12	141,498	132,960	(8,538)

	Japanese Yen	Buy	10/17/12	176,027	174,690	1,337

	Malaysian Ringgit	Buy	10/17/12	92,126	91,645	481

	Malaysian Ringgit	Sell	10/17/12	92,126	90,344	(1,782)

	Mexican Peso	Buy	10/17/12	41,200	47,698	(6,498)

	New Zealand Dollar	Sell	10/17/12	126,186	120,998	(5,188)

	Norwegian Krone	Sell	10/17/12	567,004	556,429	(10,575)

	Polish Zloty	Buy	10/17/12	90,852	110,720	(19,868)

	Singapore Dollar	Buy	10/17/12	157,347	157,698	(351)

	Singapore Dollar	Sell	10/17/12	157,347	154,844	(2,503)

	South African Rand	Sell	10/17/12	2,578	2,144	(434)

	South Korean Won	Buy	10/17/12	125,456	122,589	2,867

	South Korean Won	Sell	10/17/12	125,456	124,588	(868)

	Swedish Krona	Sell	10/17/12	72,249	57,438	(14,811)

	Taiwan Dollar	Sell	10/17/12	46,692	39,239	(7,453)

	Thai Baht	Buy	10/17/12	124,425	122,472	1,953

	Turkish Lira	Buy	10/17/12	807,689	799,974	7,715

Citibank, N.A.

	Australian Dollar	Buy	10/17/12	825,705	818,918	6,787

	Brazilian Real	Sell	10/17/12	2,428,418	2,410,201	(18,217)

	British Pound	Buy	10/17/12	183,110	187,111	(4,001)

	Canadian Dollar	Buy	10/17/12	454,125	455,832	(1,707)

	Canadian Dollar	Sell	10/17/12	454,125	457,320	3,195

	Czech Koruna	Buy	10/17/12	363,129	369,440	(6,311)

	Czech Koruna	Sell	10/17/12	363,129	366,055	2,926

	Danish Krone	Buy	10/17/12	751,762	737,924	13,838

	Euro	Sell	10/17/12	830,521	831,569	1,048

	Mexican Peso	Buy	10/17/12	84,401	84,834	(433)

	Mexican Peso	Sell	10/17/12	84,401	82,787	(1,614)

	Singapore Dollar	Buy	10/17/12	249,343	249,790	(447)

	Singapore Dollar	Sell	10/17/12	249,343	247,035	(2,308)

	South Korean Won	Buy	10/17/12	250,911	246,644	4,267

	South Korean Won	Sell	10/17/12	250,911	249,098	(1,813)

	Swiss Franc	Buy	10/17/12	1,185,544	1,166,859	18,685

	Taiwan Dollar	Sell	10/17/12	249,036	244,515	(4,521)

	Turkish Lira	Buy	10/17/12	391,797	388,789	3,008

Credit Suisse AG

	Australian Dollar	Buy	10/17/12	519,563	503,391	16,172

	Brazilian Real	Buy	10/17/12	250,099	247,988	2,111

	Brazilian Real	Sell	10/17/12	250,099	249,693	(406)

	British Pound	Sell	10/17/12	393,025	390,882	(2,143)

	Canadian Dollar	Sell	10/17/12	368,201	364,217	(3,984)

76	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse AG cont.

	Chilean Peso	Sell	10/17/12	$136,212	$136,066	$(146)

	Czech Koruna	Buy	10/17/12	291,650	295,376	(3,726)

	Czech Koruna	Sell	10/17/12	291,650	294,222	2,572

	Euro	Buy	10/17/12	1,278,427	1,265,539	12,888

	Hungarian Forint	Buy	10/17/12	125,253	123,496	1,757

	Hungarian Forint	Sell	10/17/12	125,253	122,185	(3,068)

	Japanese Yen	Buy	10/17/12	1,817,185	1,810,050	7,135

	Malaysian Ringgit	Buy	10/17/12	93,956	92,080	1,876

	Malaysian Ringgit	Sell	10/17/12	93,956	93,329	(627)

	Mexican Peso	Buy	10/17/12	266,770	268,948	(2,178)

	New Zealand Dollar	Sell	10/17/12	126,186	121,006	(5,180)

	Norwegian Krone	Sell	10/17/12	173,585	179,674	6,089

	Philippines Peso	Buy	10/17/12	240,393	238,798	1,595

	Polish Zloty	Buy	10/17/12	218,502	227,812	(9,310)

	Singapore Dollar	Sell	10/17/12	132,168	125,666	(6,502)

	South African Rand	Sell	10/17/12	158,366	160,008	1,642

	South Korean Won	Buy	10/17/12	274,300	265,318	8,982

	Swedish Krona	Buy	10/17/12	173,882	176,161	(2,279)

	Swiss Franc	Buy	10/17/12	32,438	31,921	517

	Taiwan Dollar	Sell	10/17/12	141,224	138,776	(2,448)

	Turkish Lira	Buy	10/17/12	497,116	490,500	6,616

Deutsche Bank AG

	Australian Dollar	Buy	10/17/12	633,524	612,614	20,910

	Brazilian Real	Buy	10/17/12	309,472	306,335	3,137

	Brazilian Real	Sell	10/17/12	309,472	308,871	(601)

	British Pound	Buy	10/17/12	830,938	831,403	(465)

	British Pound	Sell	10/17/12	830,938	834,713	3,775

	Czech Koruna	Buy	10/17/12	123,267	126,911	(3,644)

	Czech Koruna	Sell	10/17/12	123,267	123,003	(264)

	Euro	Sell	10/17/12	83,926	74,019	(9,907)

	Japanese Yen	Buy	10/17/12	419,219	420,249	(1,030)

	Japanese Yen	Sell	10/17/12	419,219	418,010	(1,209)

	Mexican Peso	Buy	10/17/12	26,857	26,156	701

	Norwegian Krone	Buy	10/17/12	416,779	410,940	5,839

	Norwegian Krone	Sell	10/17/12	416,779	418,247	1,468

	Polish Zloty	Buy	10/17/12	230,715	245,352	(14,637)

	Singapore Dollar	Buy	10/17/12	217,972	218,458	(486)

	Singapore Dollar	Sell	10/17/12	217,972	214,428	(3,544)

	South Korean Won	Buy	10/17/12	125,456	122,612	2,844

	South Korean Won	Sell	10/17/12	125,456	124,521	(935)

	Swedish Krona	Buy	10/17/12	413,060	415,107	(2,047)

	Swedish Krona	Sell	10/17/12	413,060	404,085	(8,975)

	Swiss Franc	Sell	10/17/12	19,038	18,730	(308)

	Turkish Lira	Buy	10/17/12	187,487	184,671	2,816

Dynamic Asset Allocation Conservative Fund	77

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International

	Australian Dollar	Buy	10/17/12	$21,653	$21,318	$335

	Canadian Dollar	Buy	10/17/12	1,399,489	1,403,148	(3,659)

	Canadian Dollar	Sell	10/17/12	1,399,489	1,393,961	(5,528)

	Czech Koruna	Buy	10/17/12	11,451	11,624	(173)

	Czech Koruna	Sell	10/17/12	11,451	11,398	(53)

	Euro	Sell	10/17/12	1,870,793	1,798,760	(72,033)

	Norwegian Krone	Buy	10/17/12	454	455	(1)

	Norwegian Krone	Sell	10/17/12	454	447	(7)

	Singapore Dollar	Buy	10/17/12	249,343	249,776	(433)

	Singapore Dollar	Sell	10/17/12	249,343	247,620	(1,723)

HSBC Bank USA, National Association

	Australian Dollar	Buy	10/17/12	2,006,261	1,983,761	22,500

	British Pound	Sell	10/17/12	3,052,617	3,013,956	(38,661)

	Canadian Dollar	Buy	10/17/12	454,023	455,823	(1,800)

	Canadian Dollar	Sell	10/17/12	454,023	457,205	3,182

	Czech Koruna	Buy	10/17/12	822,223	835,456	(13,233)

	Czech Koruna	Sell	10/17/12	822,223	818,526	(3,697)

	Euro	Sell	10/17/12	1,536,631	1,491,410	(45,221)

	Indian Rupee	Buy	10/17/12	196,000	192,375	3,625

	Indian Rupee	Sell	10/17/12	196,000	187,625	(8,375)

	Japanese Yen	Buy	10/17/12	678,436	674,858	3,578

	Norwegian Krone	Buy	10/17/12	6,472	6,495	(23)

	Norwegian Krone	Sell	10/17/12	6,472	6,391	(81)

	Russian Ruble	Buy	10/17/12	250,390	255,819	(5,429)

	Singapore Dollar	Buy	10/17/12	249,343	249,765	(422)

	Singapore Dollar	Sell	10/17/12	249,343	245,863	(3,480)

	South Korean Won	Buy	10/17/12	250,911	248,078	2,833

	South Korean Won	Sell	10/17/12	250,911	248,943	(1,968)

	Turkish Lira	Buy	10/17/12	70,231	69,142	1,089

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	10/17/12	388,714	372,639	16,075

	Brazilian Real	Buy	10/17/12	250,049	247,918	2,131

	Brazilian Real	Sell	10/17/12	250,049	249,582	(467)

	British Pound	Sell	10/17/12	775,714	763,126	(12,588)

	Canadian Dollar	Buy	10/17/12	864,627	865,812	(1,185)

	Canadian Dollar	Sell	10/17/12	864,627	872,081	7,454

	Chilean Peso	Buy	10/17/12	119,102	115,651	3,451

	Czech Koruna	Buy	10/17/12	367,045	373,557	(6,512)

	Czech Koruna	Sell	10/17/12	367,045	368,731	1,686

	Euro	Buy	10/17/12	933,083	928,867	4,216

	Hong Kong Dollar	Buy	10/17/12	267,629	267,536	93

	Hungarian Forint	Buy	10/17/12	125,254	122,553	2,701

	Hungarian Forint	Sell	10/17/12	125,254	122,200	(3,054)

	Japanese Yen	Buy	10/17/12	1,947,645	1,938,647	8,998

78	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Mexican Peso	Buy	10/17/12	$95,339	$90,745	$4,594

	New Zealand Dollar	Sell	10/17/12	250,384	250,008	(376)

	Norwegian Krone	Sell	10/17/12	151,830	149,140	(2,690)

	Polish Zloty	Buy	10/17/12	110,606	117,823	(7,217)

	Russian Ruble	Buy	10/17/12	250,386	255,992	(5,606)

	Singapore Dollar	Sell	10/17/12	59,565	56,348	(3,217)

	South African Rand	Sell	10/17/12	67,217	66,086	(1,131)

	South Korean Won	Buy	10/17/12	125,456	122,659	2,797

	South Korean Won	Sell	10/17/12	125,456	124,521	(935)

	Swedish Krona	Buy	10/17/12	429,799	420,031	9,768

	Swedish Krona	Sell	10/17/12	429,799	431,918	2,119

	Swiss Franc	Buy	10/17/12	213	209	4

	Swiss Franc	Sell	10/17/12	213	214	1

	Taiwan Dollar	Sell	10/17/12	247,573	242,348	(5,225)

	Turkish Lira	Buy	10/17/12	173,441	170,847	2,594

Royal Bank of Scotland PLC (The)

	Brazilian Real	Buy	10/17/12	28,259	28,008	251

	Brazilian Real	Sell	10/17/12	28,259	28,247	(12)

	British Pound	Buy	10/17/12	627,806	618,647	9,159

	British Pound	Sell	10/17/12	627,806	618,934	(8,872)

	Euro	Buy	10/17/12	2,143,521	2,097,984	45,537

	Japanese Yen	Buy	10/17/12	13,011	12,942	69

	Singapore Dollar	Buy	10/17/12	249,506	249,945	(439)

	Singapore Dollar	Sell	10/17/12	249,506	247,852	(1,654)

	Swiss Franc	Buy	10/17/12	4,999	4,916	83

	Swiss Franc	Sell	10/17/12	4,999	5,020	21

	Taiwan Dollar	Sell	10/17/12	1,375	1,350	(25)

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/17/12	829,228	818,313	10,915

	Brazilian Real	Buy	10/17/12	338,766	335,986	2,780

	Brazilian Real	Sell	10/17/12	338,766	338,227	(539)

	British Pound	Sell	10/17/12	413,531	405,666	(7,865)

	Canadian Dollar	Sell	10/17/12	32,031	43,956	11,925

	Chilean Peso	Sell	10/17/12	375	369	(6)

	Czech Koruna	Buy	10/17/12	242,613	249,704	(7,091)

	Czech Koruna	Sell	10/17/12	242,613	243,829	1,216

	Euro	Sell	10/17/12	1,339,733	1,296,653	(43,080)

	Hungarian Forint	Buy	10/17/12	163,503	159,480	4,023

	Hungarian Forint	Sell	10/17/12	163,503	160,904	(2,599)

	Japanese Yen	Sell	10/17/12	2,110,713	2,101,937	(8,776)

	Mexican Peso	Buy	10/17/12	219,535	219,128	407

	New Zealand Dollar	Sell	10/17/12	126,269	121,093	(5,176)

	Norwegian Krone	Buy	10/17/12	1,710	1,716	(6)

	Norwegian Krone	Sell	10/17/12	1,710	1,687	(23)

	Polish Zloty	Buy	10/17/12	260,376	261,932	(1,556)

Dynamic Asset Allocation Conservative Fund	79

FORWARD CURRENCY CONTRACTS at 9/30/12 (aggregate face value $112,426,710) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Polish Zloty	Sell	10/17/12	$260,376	$250,559	$(9,817)

	Singapore Dollar	Sell	10/17/12	319,827	314,760	(5,067)

	South African Rand	Buy	10/17/12	46,618	43,572	3,046

	South Korean Won	Buy	10/17/12	78,666	72,966	5,700

	Swedish Krona	Buy	10/17/12	220,568	220,172	396

	Swiss Franc	Buy	10/17/12	319	314	5

	Swiss Franc	Sell	10/17/12	319	320	1

	Taiwan Dollar	Sell	10/17/12	417,971	409,944	(8,027)

	Thai Baht	Buy	10/17/12	121,784	119,939	1,845

	Turkish Lira	Buy	10/17/12	249,058	246,087	2,971

	Turkish Lira	Sell	10/17/12	249,058	249,448	390

UBS AG

	British Pound	Buy	10/17/12	8,201,036	8,058,631	142,405

	Canadian Dollar	Buy	10/17/12	1,277,569	1,276,255	1,314

	Canadian Dollar	Sell	10/17/12	1,277,569	1,275,413	(2,156)

	Czech Koruna	Buy	10/17/12	363,134	369,454	(6,320)

	Czech Koruna	Sell	10/17/12	363,134	365,713	2,579

	Euro	Sell	10/17/12	2,691,803	2,628,764	(63,039)

	Hungarian Forint	Buy	10/17/12	121,279	118,681	2,598

	Hungarian Forint	Sell	10/17/12	121,279	123,561	2,282

	Indian Rupee	Buy	10/17/12	196,003	192,299	3,704

	Indian Rupee	Sell	10/17/12	196,003	187,935	(8,068)

	Japanese Yen	Buy	10/17/12	1,733,204	1,725,215	7,989

	Mexican Peso	Buy	10/17/12	13,971	21,749	(7,778)

	New Zealand Dollar	Sell	10/17/12	239,951	240,008	57

	Norwegian Krone	Buy	10/17/12	3,655,754	3,609,728	46,026

	Philippines Peso	Buy	10/17/12	122,707	121,933	774

	Russian Ruble	Buy	10/17/12	250,390	255,827	(5,437)

	Singapore Dollar	Sell	10/17/12	278,841	274,326	(4,515)

	South African Rand	Sell	10/17/12	4,028	6,771	2,743

	Swedish Krona	Buy	10/17/12	2,883,921	2,820,065	63,856

	Taiwan Dollar	Sell	10/17/12	118,029	109,424	(8,605)

	Thai Baht	Buy	10/17/12	121,784	119,926	1,858

	Turkish Lira	Buy	10/17/12	256,053	252,506	3,547

WestPac Banking Corp.

	Australian Dollar	Buy	10/17/12	792,657	782,092	10,565

	British Pound	Sell	10/17/12	415,953	418,116	2,163

	Canadian Dollar	Buy	10/17/12	1,273,705	1,280,540	(6,835)

	Canadian Dollar	Sell	10/17/12	1,273,705	1,275,053	1,348

	Euro	Buy	10/17/12	3,647,860	3,574,410	73,450

	Japanese Yen	Sell	10/17/12	3,074,358	3,062,208	(12,150)

	Mexican Peso	Buy	10/17/12	251,511	251,896	(385)

	Norwegian Krone	Sell	10/17/12	15,126	7,956	(7,170)

	Swedish Krona	Buy	10/17/12	12,310	12,027	283

	Swedish Krona	Sell	10/17/12	12,310	12,372	62

Total						$(90,979)

80	Dynamic Asset Allocation Conservative Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/12

				Unrealized
Number of			Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 3 yr (Short)	21	$2,407,348	Dec-12	$(13,029)

Australian Government Treasury
Bond 10 yr (Long)	1	131,625	Dec-12	2,246

FTSE 100 Index (Short)	60	5,535,209	Dec-12	112,220

Japanese Government Bond
10 yr Mini (Short)	8	1,478,626	Dec-12	(6,089)

MSCI EAFE Index Mini (Short)	339	25,394,490	Dec-12	824,283

NASDAQ 100 Index E-Mini (Short)	88	4,913,920	Dec-12	17,542

Russell 2000 Index Mini (Short)	80	6,675,200	Dec-12	53,538

S&P 500 Index (Long)	7	2,509,850	Dec-12	(2,486)

S&P 500 Index E-Mini (Short)	420	30,118,200	Dec-12	(34,440)

S&P Mid Cap 400 Index
E-Mini (Long)	85	8,385,250	Dec-12	(123,686)

S&P Mid Cap 400 Index
E-Mini (Short)	18	1,775,700	Dec-12	31,644

SPI 200 Index (Long)	24	2,728,515	Dec-12	(8,825)

U.S. Treasury Bond 30 yr (Long)	153	22,854,375	Dec-12	(100,400)

U.S. Treasury Bond Ultra 30 yr (Long)	41	6,773,969	Dec-12	(75,031)

U.S. Treasury Bond 30 yr (Short)	2	298,750	Dec-12	1,332

U.S. Treasury Note 2 yr (Long)	199	43,885,719	Dec-12	21,903

U.S. Treasury Note 2 yr (Short)	40	8,821,250	Dec-12	(4,451)

U.S. Treasury Note 5 yr (Long)	318	39,633,235	Dec-12	145,740

U.S. Treasury Note 5 yr (Short)	37	4,611,414	Dec-12	(17,992)

U.S. Treasury Note 10 yr (Long)	124	16,552,063	Dec-12	77,686

U.S. Treasury Note 10 yr (Short)	55	7,341,641	Dec-12	(26,230)

Total				$875,475

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	$604,000	Oct-12/1.75	$4,560

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	526,281	Aug-16/4.35	80,262

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	2,241,541	Aug-16/4.28	54,241

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	2,241,541	Aug-16/4.28	329,356

Dynamic Asset Allocation Conservative Fund 81

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	$1,091,416	Aug-16/4.68	$20,876

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026. E	1,091,416	Aug-16/4.68	201,219

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,896,164	Jul-16/4.67	36,429

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.67% versus the
three month USD-LIBOR-BBA maturing July 2026. E	1,896,164	Jul-16/4.67	348,219

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	758,466	Jul-16/4.80	13,459

Option on an interest rate swap with Barclay’s Bank, PLC
for the obligation to pay a fixed rate of 4.80% versus the
three month USD-LIBOR-BBA maturing July 2026. E	758,466	Jul-16/4.80	147,216

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026. E	1,780,510	Jul-16/4.79	31,695

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,780,510	Jul-16/4.79	329,720

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026. E	1,890,634	Jul-16/4.74	34,474

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026. E	1,890,634	Jul-16/4.74	343,381

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	1,206,318	Jun-16/5.86	11,725

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.86% versus the
three month USD-LIBOR-BBA maturing June 2026. E	1,206,318	Jun-16/4.86	231,185

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	2,236,010	Jun-16/4.61	18,961

82	Dynamic Asset Allocation Conservative Fund

WRITTEN OPTIONS OUTSTANDING at 9/30/12 (premiums $5,744,561) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.61% versus the
three month USD-LIBOR-BBA maturing June 2021. E	$2,236,010	Jun-16/4.61	$259,657

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026. E	5,083,787	Jun-16/4.77	87,040

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.77% versus the three month USD-LIBOR-BBA
maturing June 2026. E	5,083,787	Jun-16/4.77	944,207

Option on an interest rate swap with Citibank, N.A. for the
obligation to receive a fixed rate of 5.155% versus the three
month USD-LIBOR-BBA maturing June 2021. E	4,601,490	Jun-16/5.155	29,979

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,700,000	Jun-16/4.64	46,865

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 5.655%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	10,600,000	Jun-16/5.655	56,233

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.64% versus the
three month USD-LIBOR-BBA maturing June 2021. E	5,700,000	Jun-16/4.64	672,104

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 3.655%
versus the three month USD-LIBOR-BBA maturing
June 2021. E	10,600,000	Jun-16/3.655	844,767

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 1.75% versus the three month USD-LIBOR-BBA
maturing October 2022.	604,000	Oct-12/1.75	2,784

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.155% versus the
three month USD-LIBOR-BBA maturing June 2021. E	4,601,490	Jun-16/4.155	449,625

Total			$5,630,239

E Extended settlement date on premium.

TBA SALE COMMITMENTS OUTSTANDING at 9/30/12 (proceeds receivable $2,082,188)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
October 1, 2042	$2,000,000	10/11/12	$2,111,094

Total			$2,111,094

Dynamic Asset Allocation Conservative Fund	83

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
$176,000	$—	5/14/14	3 month USD-
			LIBOR-BBA	0.58%	$923

10,724,000	—	5/14/14	0.577%	3 month USD-
				LIBOR-BBA	(55,584)

1,844,000	—	5/14/22	2.0215%	3 month USD-
				LIBOR-BBA	(75,900)

164,000	4,353	6/20/22	2.183%	3 month USD-
				LIBOR-BBA	(4,483)

Barclay’s Bank, PLC
7,092,000 E	5,639	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(4,006)

522,000 E	(32,365)	12/19/42	2.40%	3 month USD-
				LIBOR-BBA	(6,249)

15,906,000 E	171,853	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	145,926

1,474,000 E	(1,483)	12/19/22	1.75%	3 month USD-
				LIBOR-BBA	920

3,086,000 E	(639)	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	9,082

12,500,000	—	9/13/14	3 month USD-
			LIBOR-BBA	0.389%	4,564

21,000,000	—	9/13/17	3 month USD-
			LIBOR-BBA	0.8075%	51,542

1,400,000	—	9/13/22	3 month USD-
			LIBOR-BBA	1.7823%	12,112

2,400,000	—	9/13/42	3 month USD-
			LIBOR-BBA	2.633%	15,617

Citibank, N.A.
141,000 E	—	10/7/21	3 month USD-
			LIBOR-BBA	3.0625%	4,354

1,717,000 E	408	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(1,927)

2,530,000 E	(2,915)	12/19/17	0.90%	3 month USD-
				LIBOR-BBA	(10,884)

2,249,000 E	17,543	12/19/22	3 month USD-
			LIBOR-BBA	1.75%	13,877

306,000 E	12,977	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	(2,332)

Credit Suisse International
24,648,000 E	(25,666)	12/19/14	3 month USD-
			LIBOR-BBA	0.45%	7,855

822,000 E	1,710	12/19/17	3 month USD-
			LIBOR-BBA	0.90%	4,299

262,000 E	24,292	12/19/42	3 month USD-
			LIBOR-BBA	2.40%	11,184

1,867,000 E	1,539	12/19/14	0.45%	3 month USD-
				LIBOR-BBA	(999)

84	Dynamic Asset Allocation Conservative Fund

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
	$11,800,000 E	$5,592	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	$(31,577)

	249,000 E	(17,433)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(4,974)

	1,601,000 E	28,563	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	25,954

	9,855,000 E	(124,495)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(108,430)

Deutsche Bank AG
	71,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	2,143

	1,912,000 E	(593)	12/19/17	3 month USD-
				LIBOR-BBA	0.90%	5,430

	3,410,000 E	(32,082)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(26,523)

KRW	1,337,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(39,993)

Goldman Sachs International
	$48,154,000 E	33,166	12/19/14	0.45%	3 month USD-
					LIBOR-BBA	(32,323)

	1,288,000 E	(2,462)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(6,520)

	783,000 E	12,318	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	11,042

	978,000 E	(69,591)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(20,662)

JPMorgan Chase Bank NA
	898,000 E	(1,638)	12/19/17	0.90%	3 month USD-
					LIBOR-BBA	(4,466)

	6,690,000 E	(151,293)	12/19/22	1.75%	3 month USD-
					LIBOR-BBA	(140,392)

	349,000 E	6,275	12/19/22	3 month USD-
				LIBOR-BBA	1.75%	5,706

	517,000 E	(52,282)	12/19/42	2.40%	3 month USD-
					LIBOR-BBA	(26,416)

CAD	2,311,000	—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	19,894

Total						$(252,216)

E Extended effective date.

Dynamic Asset Allocation Conservative Fund	85

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC
	$11,534	$—	1/12/38	6.50% (1 month	Synthetic TRS	$(54)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	63,125	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(149)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	614,408	—	1/12/41	4.00% (1 month	Synthetic TRS	(16,763)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	11,588	—	1/12/40	5.00% (1 month	Synthetic MBX	42
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	891,846	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,481)
				USD-LIBOR)	Index 4.50%
					30 year Fannie Mae
					pools

	2,178,845	—	1/12/41	5.00% (1 month	Synthetic MBX	7,840
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	100,113	—	1/12/41	5.00% (1 month	Synthetic MBX	360
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	18,963	—	1/12/40	5.00% (1 month	Synthetic MBX	68
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	62,155	—	1/12/40	5.00% (1 month	Synthetic MBX	224
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

	44,773	—	1/12/40	5.00% (1 month	Synthetic MBX	161
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

Citibank, N.A.
	1,057,442	—	1/12/41	5.00% (1 month	Synthetic MBX	3,805
				USD-LIBOR)	Index 5.00%
					30 year Fannie Mae
					pools

baskets	108	—	2/13/13	(3 month USD-	A basket	344,934
				LIBOR-BBA plus	(CGPUTQL2)
				0.10%)	of common stocks

86	Dynamic Asset Allocation Conservative Fund

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
baskets	45	$—	2/13/13	3 month USD-	A basket	$143,499
				LIBOR-BBA	(CGPUTQL2)
				plus 0.10%	of common stocks

units	2,393	—	2/13/13	3 month USD-	Russell 1000	(277,046)
				LIBOR-BBA	Total Return Index
				minus 0.15%

units	1,282	—	2/13/13	3 month USD-	Russell 1000	(148,415)
				LIBOR-BBA	Total Return Index
				minus 0.15%

Goldman Sachs International
	$53,478	—	1/12/38	6.50% (1 month	Synthetic TRS	(252)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	1,680,396	—	1/12/41	4.00% (1 month	Synthetic TRS	(45,846)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	4,404	—	1/12/38	6.50% (1 month	Synthetic TRS	(21)
				USD-LIBOR)	Index 6.50%
					30 year Fannie Mae
					pools

	460,264	—	1/12/41	4.00% (1 month	Synthetic TRS	(12,557)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	57,672	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(136)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	69,416	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(164)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,393,093	—	1/12/41	4.00% (1 month	Synthetic TRS	(38,008)
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

	1,278,219	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,012)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	1,094,000	—	4/3/17	2.3225%	USA Non Revised	8,008
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/4/17	2.35%	USA Non Revised	9,627
					Consumer Price
					Index-Urban (CPI-U)

Dynamic Asset Allocation Conservative Fund	87

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$1,094,000	$—	4/5/17	2.355%	USA Non Revised	$9,934
					Consumer Price
					Index-Urban (CPI-U)

	1,094,000	—	4/5/22	2.66%	USA Non Revised	10,720
					Consumer Price
					Index-Urban (CPI-U)

GBP	682,000	—	3/30/17	(3.0925%)	GBP Non-revised	(31,695)
					UK Retail Price
					Index

GBP	682,000	—	4/2/17	(3.085%)	GBP Non-revised	(34,790)
					UK Retail Price
					Index

GBP	1,364,000	—	9/20/17	2.6625%	GBP Non-revised	6,824
					UK Retail Price
					Index

GBP	682,000	—	9/21/17	2.66%	GBP Non-revised	3,263
					UK Retail Price
					Index

GBP	682,000	—	4/3/17	(3.09%)	GBP Non-revised	(35,087)
					UK Retail Price
					Index

GBP	682,000	—	4/3/22	(3.21%)	GBP Non-revised	(69,183)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
shares	$269,208	—	10/22/12	(3 month USD-	iShares MSCI	1,004,542
				LIBOR-BBA plus	Emerging Markets
				0.04%)	Index

Total						$839,192

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Barclay’s Bank, PLC
DJ CDX NA HY Series
18 Index	B+/P	$102,979	$3,883,770	6/20/17	500 bp	$129,535

DJ CDX NA IG Series
18 Index	BBB+/P	8,586	2,110,000	6/20/17	100 bp	18,536

DJ CDX NA IG Series
18 Index	BBB+/P	(1,499)	685,000	6/20/17	100 bp	1,731

Citibank, N.A.
DJ CDX NA IG Series
18 Index	BBB+/P	41,311	3,950,000	6/20/17	100 bp	59,938

DJ CDX NA IG Series
18 Index	BBB+/P	(5,691)	1,440,000	6/20/17	100 bp	1,100

88	Dynamic Asset Allocation Conservative Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/12 cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
DJ CDX NA HY Series
18 Index	B+/P	$588,175	$16,636,950	6/20/17	500 bp	$701,935

DJ CDX NA IG Series
18 Index	BBB+/P	43,906	5,145,000	6/20/17	100 bp	68,167

DJ CDX NA IG Series
18 Index	BBB+/P	3,041	2,900,000	6/20/17	100 bp	16,716

Deutsche Bank AG
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	—	EUR 440,000	9/20/13	715 bp	38,794

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	477 bp	38,578

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB–	—	EUR 690,000	9/20/13	535 bp	43,799

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	189,788	$7,157,700	6/20/17	500 bp	238,730

DJ CDX NA IG Series
18 Index	BBB+/P	52,864	4,325,000	6/20/17	100 bp	73,260

Total						$1,430,819

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2012. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

Dynamic Asset Allocation Conservative Fund	89

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$7,225,345	$4,656,021	$—

Capital goods	7,719,784	2,245,092	—

Communication services	7,610,455	2,304,568	—

Conglomerates	4,330,326	300,722	—

Consumer cyclicals	17,260,498	4,538,414	3

Consumer staples	14,126,077	4,561,389	1,419

Energy	15,156,376	3,225,720	—

Financials	23,120,235	8,786,657	—

Health care	17,231,512	4,099,884	—

Technology	33,480,708	1,747,298	—

Transportation	1,381,682	1,218,511	—

Utilities and power	4,292,843	1,345,265	—

Total common stocks	152,935,841	39,029,541	1,422
Asset-backed securities	—	81,630	—

Commodity linked notes	—	4,745,635	—

Convertible bonds and notes	—	369,373	—

Convertible preferred stocks	61,710	333,160	—

Corporate bonds and notes	—	138,253,687	—

Foreign government and agency bonds and notes	—	7,805,513	—

Investment companies	3,662,845	—	—

Mortgage-backed securities	—	31,494,053	—

Municipal bonds and notes	—	179,382	—

Preferred stocks	50,005	522,337	—

Purchased options outstanding	—	5,163,649	—

Senior loans	—	2,253,714	—

U.S. Government and agency mortgage obligations	—	111,217,221	—

Warrants	—	351	6,980

Short-term investments	140,069,408	31,279,271	—

Totals by level	$296,779,809	$372,728,517	$8,402

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(90,979)	$—

Futures contracts	875,475	—	—

Written options	—	(5,630,239)	—

TBA sale commitments	—	(2,111,094)	—

Interest rate swap contracts	—	(63,507)	—

Total return swap contracts	—	839,192	—

Credit default contracts	—	407,359	—

Totals by level	$875,475	$(6,649,268)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

90	Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value, including $513,511 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $477,025,944)	$531,358,416
Affiliated issuers (identified cost $138,158,312) (Notes 1 and 6)	138,158,312

Cash	388,444

Foreign currency (cost $2,647,177) (Note 1)	2,387,679

Dividends, interest and other receivables	3,576,697

Receivable for shares of the fund sold	2,618,689

Receivable for investments sold	6,387,375

Receivable for sales of delayed delivery securities (Note 1)	7,441,812

Unrealized appreciation on swap contracts (Note 1)	3,337,094

Receivable for variation margin (Note 1)	744,591

Unrealized appreciation on forward currency contracts (Note 1)	790,913

Premium paid on swap contracts (Note 1)	522,127

Total assets	697,712,149

LIABILITIES

Payable for investments purchased	7,970,978

Payable for purchases of delayed delivery securities (Note 1)	115,981,914

Payable for shares of the fund repurchased	1,417,971

Payable for compensation of Manager (Note 2)	242,622

Payable for investor servicing fees (Note 2)	152,782

Payable for custodian fees (Note 2)	70,541

Payable for Trustee compensation and expenses (Note 2)	161,646

Payable for administrative services (Note 2)	2,424

Payable for distribution fees (Note 2)	303,645

Unrealized depreciation on forward currency contracts (Note 1)	881,892

Written options outstanding, at value (premiums $5,744,561) (Notes 1 and 3)	5,630,239

Premium received on swap contracts (Note 1)	1,356,878

Unrealized depreciation on swap contracts (Note 1)	1,319,299

TBA sale commitments, at value (proceeds receivable $2,082,188) (Note 1)	2,111,094

Collateral on securities loaned, at value (Note 1)	548,075

Collateral on certain derivative contracts, at value (Note 1)	2,459,171

Other accrued expenses	242,114

Total liabilities	140,853,285

Net assets	$556,858,864

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$526,017,802

Distributions in excess of net investment income (Note 1)	(2,412,363)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(23,691,692)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	56,945,117

Total — Representing net assets applicable to capital shares outstanding	$556,858,864

(Continued on next page)

Dynamic Asset Allocation Conservative Fund	91

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($376,279,139 divided by 38,095,764 shares)	$9.88

Offering price per class A share (100/94.25 of $9.88)*	$10.48

Net asset value and offering price per class B share ($25,915,650 divided by 2,641,158 shares)**	$9.81

Net asset value and offering price per class C share ($48,885,132 divided by 4,997,530 shares)**	$9.78

Net asset value and redemption price per class M share ($8,011,320 divided by 818,425 shares)	$9.79

Offering price per class M share (100/96.50 of $9.79)*	$10.15

Net asset value, offering price and redemption price per class R share
($3,932,635 divided by 389,169 shares)	$10.11

Net asset value, offering price and redemption price per class R5 share
($10,395 divided by 1,050 shares)†	$9.90

Net asset value, offering price and redemption price per class R6 share
($10,396 divided by 1,050 shares)†	$9.90

Net asset value, offering price and redemption price per class Y share
($93,814,197 divided by 9,473,932 shares)	$9.90

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund

Statement of operations Year ended 9/30/12

INVESTMENT INCOME

Interest (net of foreign tax of $5,680) (including interest income of $119,282 from investments
in affiliated issuers) (Note 6)	$12,996,060

Dividends (net of foreign tax of $118,914)	4,516,646

Securities lending (Note 1)	13,054

Total investment income	17,525,760

EXPENSES

Compensation of Manager (Note 2)	2,864,391

Investor servicing fees (Note 2)	906,554

Custodian fees (Note 2)	151,750

Trustee compensation and expenses (Note 2)	45,912

Administrative services (Note 2)	16,391

Distribution fees (Note 2)	1,720,135

Other	398,659

Total expenses	6,103,792

Expense reduction (Note 2)	(14,376)

Net expenses	6,089,416

Net investment income	11,436,344

Net realized gain on investments (Notes 1 and 3)	21,142,996

Net realized gain on swap contracts (Note 1)	269,451

Net realized loss on futures contracts (Note 1)	(5,834,692)

Net realized loss on foreign currency transactions (Note 1)	(372,619)

Net realized loss on written options (Notes 1 and 3)	(2,214,513)

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(1,065,480)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	44,653,373

Net gain on investments	56,578,516

Net increase in net assets resulting from operations	$68,014,860

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	93

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$11,436,344	$19,604,908

Net realized gain on investments
and foreign currency transactions	12,990,623	31,152,933

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	43,587,893	(4,916,698)

Net increase in net assets resulting from operations	68,014,860	45,841,143

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,053,012)	(13,844,909)

Class B	(230,076)	(899,015)

Class C	(422,960)	(1,296,737)

Class M	(94,498)	(266,043)

Class R	(51,031)	(120,858)

Class R5	(47)	—

Class R6	(48)	—

Class Y	(1,607,570)	(20,547,834)

Increase in capital from settlement payments (Note 9)	—	1,970

Decrease from capital share transactions (Note 4)	(16,683,470)	(554,700,741)

Total increase (decrease) in net assets	42,872,148	(545,833,024)

NET ASSETS

Beginning of year	513,986,716	1,059,819,740

End of year (including distributions in excess of net investment
income of $2,412,363 and $2,704,433, respectively)	$556,858,864	$513,986,716

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Conservative Fund

This page left blank intentionally.

Dynamic Asset Allocation Conservative Fund 95

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	ments	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	(%) [c]	net assets (%)	turnover (%) [g]

Class A
September 30, 2012	$8.83	.21	1.00	1.21	(.16)	(.16)	—	—	$9.88	13.76	$376,279	1.07	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	1.17 [d]	3.00 [d]	292
September 30, 2008	9.84	.38	(1.54)	(1.16)	(.33)	(.33)	— [e]	—	8.35	(12.09)	403,932	1.15 [d]	1.15 [d]	4.06 [d]	170

Class B
September 30, 2012	$8.77	.14	.98	1.12	(.08)	(.08)	—	—	$9.81	12.86	$25,916	1.82	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	1.92 [d]	2.24 [d]	292
September 30, 2008	9.75	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.27	(12.77)	48,764	1.90 [d]	1.90 [d]	3.31 [d]	170

Class C
September 30, 2012	$8.75	.14	.98	1.12	(.09)	(.09)	—	—	$9.78	12.80	$48,885	1.82	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	1.92 [d]	2.25 [d]	292
September 30, 2008	9.76	.31	(1.53)	(1.22)	(.26)	(.26)	— [e]	—	8.28	(12.76)	47,692	1.90 [d]	1.90 [d]	3.31 [d]	170

Class M
September 30, 2012	$8.76	.16	.98	1.14	(.11)	(.11)	—	—	$9.79	13.07	$8,011	1.57	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	1.67 [d]	2.55 [d]	292
September 30, 2008	9.75	.33	(1.53)	(1.20)	(.28)	(.28)	— [e]	—	8.27	(12.54)	10,452	1.65 [d]	1.65 [d]	3.55 [d]	170

Class R
September 30, 2012	$9.03	.19	1.02	1.21	(.13)	(.13)	—	—	$10.11	13.51	$3,933	1.32	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	1.42 [d]	2.71 [d]	292
September 30, 2008	9.95	.34	(1.53)	(1.19)	(.31)	(.31)	— [e]	—	8.45	(12.28)	3,127	1.40 [d]	1.40 [d]	3.66 [d]	170

Class R5
September 30, 2012†	$9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93*	$10	.19*	.19*	.55*	278

Class R6
September 30, 2012†	$9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94*	$10	.17*	.17*	.57*	278

Class Y
September 30, 2012	$8.86	.23	.99	1.22	(.18)	(.18)	—	—	$9.90	13.89	$93,814.82		.82	2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		.82	2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	.92 [d]	3.29 [d]	292
September 30, 2008	9.83	.40	(1.54)	(1.14)	(.35)	(.35)	— [e]	—	8.34	(11.88)	470,161	.90 [d]	.90 [d]	4.30 [d]	170

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

96	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	97

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

September 30, 2008	0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 9).

g Portfolio turnover excludes TBA roll transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

98	Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) (which changed its name from Putnam Asset Allocation: Conservative Portfolio on November 30, 2011) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund began offering Class R5 and R6 shares on July 2, 2012. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Dynamic Asset Allocation Conservative Fund 99

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the

100	Dynamic Asset Allocation Conservative Fund

fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Certain options contracts include premiums that do not settle until the expiration date of the contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $171,600,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 2,500 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Dynamic Asset Allocation Conservative Fund	101

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $231,200,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $749,100,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

102	Dynamic Asset Allocation Conservative Fund

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $41,000,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $817,746 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $579,611 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,258,137.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Dynamic Asset Allocation Conservative Fund	103

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC.

At the close of the reporting period, the value of securities loaned amounted to $518,929. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $548,075.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

104	Dynamic Asset Allocation Conservative Fund

At September 30, 2012, the fund had a capital loss carryover of $16,542,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration

$16,542,592	N/A	$16,542,592	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, realized and unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $2,685,032 to decrease undistributed net investment income, $1,070,153 to decrease paid-in-capital and $3,755,185 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$58,809,560
Unrealized depreciation	(9,279,048)

Net unrealized appreciation	49,530,512
Capital loss carryforward	(16,542,592)
Cost for federal income tax purposes	$619,986,216

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,
0.630%	of the next $5 billion,
0.580%	of the next $10 billion,
0.530%	of the next $10 billion,
0.480%	of the next $50 billion,
0.460%	of the next $50 billion,
0.450%	of the next $100 billion and
0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

Dynamic Asset Allocation Conservative Fund 105

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$620,361
Class B	44,048
Class C	78,765
Class M	13,732
Class R	6,317
Class R5	3
Class R6	1
Class Y	143,327
Total	$906,554

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,440 under the expense offset arrangements and by $12,936 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $422 as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

106	Dynamic Asset Allocation Conservative Fund

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$915,510
Class B	259,998
Class C	465,212
Class M	60,777
Class R	18,638
Total	$1,720,135

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $67,498 and $839 from the sale of class A and class M shares, respectively, and received $20,108 and $2,449 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $38 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,025,630,689 and $1,046,822,417, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums
Written options outstanding at the
beginning of the reporting period	$164,013,939	$7,192,518

Options opened	148,058,915	7,316,183
Options exercised	(55,884,149)	(1,178,402)
Options expired	—	—
Options closed	(176,281,752)	(7,585,738)

Written options outstanding at the
end of the reporting period	$79,906,953	$5,744,561

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized.

Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	6,291,757	$59,199,377	8,808,060	$81,562,405

Shares issued in connection with
reinvestment of distributions	611,192	5,752,855	1,427,497	13,099,023

	6,902,949	64,952,232	10,235,557	94,661,428

Shares repurchased	(8,745,180)	(82,165,765)	(11,712,697)	(109,123,547)

Net decrease	(1,842,231)	$(17,213,533)	(1,477,140)	$(14,462,119)

Dynamic Asset Allocation Conservative Fund	107

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	554,362	$5,191,014	602,003	$5,548,500

Shares issued in connection with
reinvestment of distributions	22,483	209,937	86,644	787,948

	576,845	5,400,951	688,647	6,336,448

Shares repurchased	(906,623)	(8,480,242)	(1,333,728)	(12,324,217)

Net decrease	(329,778)	$(3,079,291)	(645,081)	$(5,987,769)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	877,591	$8,185,202	1,212,659	$11,159,143

Shares issued in connection with
reinvestment of distributions	40,866	380,636	125,046	1,135,118

	918,457	8,565,838	1,337,705	12,294,261

Shares repurchased	(916,272)	(8,506,021)	(1,188,329)	(10,934,814)

Net increase	2,185	$59,817	149,376	$1,359,447

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	175,185	$1,605,020	142,112	$1,307,312

Shares issued in connection with
reinvestment of distributions	9,819	91,600	28,145	255,809

	185,004	1,696,620	170,257	1,563,121

Shares repurchased	(223,809)	(2,086,439)	(286,972)	(2,643,266)

Net decrease	(38,805)	$(389,819)	(116,715)	$(1,080,145)

	Year ended 9/30/12		Year ended 9/30/11

Class R	Shares	Amount	Shares	Amount

Shares sold	204,872	$1,964,014	178,518	$1,695,811

Shares issued in connection with
reinvestment of distributions	5,070	48,786	12,669	118,710

	209,942	2,012,800	191,187	1,814,521

Shares repurchased	(217,315)	(2,093,473)	(159,070)	(1,507,997)

Net increase(decrease)	(7,373)	$(80,673)	32,117	$306,524

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R5	Shares	Amount

Shares sold	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	5	47

	1,050	10,047

Shares repurchased	—	—

Net increase	1,050	$10,047

108	Dynamic Asset Allocation Conservative Fund

		For the period 7/3/12
		(commencement of operations) to 9/30/12

Class R6	Shares	Amount

Shares sold	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	5	48

	1,050	10,048

Shares repurchased	—	—

Net increase	1,050	$10,048

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,330,438	$22,174,494	9,547,229	$88,891,972

Shares issued in connection with
reinvestment of distributions	169,492	1,599,717	2,232,378	20,533,982

	2,499,930	23,774,211	11,779,607	109,425,954

Shares repurchased	(2,101,430)	(19,774,277)	(68,148,089)	(644,262,633)

Net increase (decrease)	398,500	$3,999,934	(56,368,482)	$(534,836,679)

At the close of the reporting period, a shareholder of record owned 7.3% of the outstanding shares on the fund.

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

			Value at the end of the
	Shares owned	Percentage of ownership	reporting period

Class R5	1,050	100%	$10,395

Class R6	1,050	100%	10,396

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$407,359	Payables	$—

Foreign exchange
contracts	Receivables	790,913	Payables	881,892

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	2,539,533*	Unrealized depreciation	594,898*

Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	5,784,733*	Unrealized depreciation	6,537,467*

Total		$9,522,538		$8,014,257

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Dynamic Asset Allocation Conservative Fund 109

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$2,219,422	$2,219,422

Foreign exchange
contracts	—	—	(435,684)	—	(435,684)

Equity contracts	—	(10,856,592)	—	(3,121,179)	(13,977,771)

Interest rate contracts	(5,225,694)	5,021,900	—	1,171,208	967,414

Total	$(5,225,694)	$(5,834,692)	$(435,684)	$269,451	$(11,226,619)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,401,831	$2,401,831

Foreign exchange
contracts	—	—	—	(779,335)	—	(779,335)

Equity contracts	—	(1,183)	(1,605,585)	—	3,975,290	2,368,522

Interest rate contracts	(488,104)	—	(1,947,649)	—	2,851,080	415,327

Total	$(488,104)	$(1,183)	$(3,553,234)	$(779,335)	$9,228,201	$4,406,345

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Market
	value at the				Market
	beginning				value at the
	of the				end of the
	reporting	Purchase	Sale	Investment	reporting
Affiliate	period	cost	proceeds	income	period

Putnam Money
Market Liquidity
Fund*	$103,765,219	$241,524,665	$207,679,647	$119,282	$137,610,237

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other

110	Dynamic Asset Allocation Conservative Fund

entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $1,926 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $44 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Dynamic Asset Allocation Conservative Fund 111

Federal tax information (Unaudited)

The fund designated 35.26% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period ended, the fund hereby designates 56.62%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,437,883 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

112	Dynamic Asset Allocation Conservative Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Dynamic Asset Allocation Conservative Fund 113

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

114	Dynamic Asset Allocation Conservative Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Dynamic Asset Allocation Conservative Fund 115

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

116	Dynamic Asset Allocation Conservative Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Independent Registered		Manager, Assistant Clerk, and
Public Accounting Firm	Robert T. Burns	Associate Treasurer
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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AN060
277559 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$181,777	$--	$29,883	$1,071
September 30, 2011	$205,868	$--	$19,485	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $192,963 and $377,220 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$45,000	$ —	$ —

September 30, 2011	$ —	$112,505	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012